UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2023

Date of reporting period: April 30, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

APR    04.30.23

SEMI-ANNUAL REPORT

AB ALL MARKET REAL RETURN PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB All Market Real Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 8, 2023

This report provides management’s discussion of fund performance for the AB All Market Real Return Portfolio for the semi-annual reporting period ended April 30, 2023.

The Fund’s investment objective is to maximize real return over inflation.

NAV RETURNS AS OF APRIL 30, 2023 (unaudited)

	6 Months	12 Months

AB ALL MARKET REAL RETURN PORTFOLIO

Class 1 Shares[1]	3.73%	-7.63%

Class 2 Shares[1]	3.91%	-7.37%

Class A Shares	3.72%	-7.69%

Class C Shares	3.38%	-8.33%

Advisor Class Shares[2]	3.73%	-7.50%

Class R Shares[2]	3.51%	-8.04%

Class K Shares[2]	3.63%	-7.82%

Class I Shares[2]	3.84%	-7.44%

Class Z Shares[2]	3.84%	-7.43%

MSCI AC World Commodity Producers Index (net)	5.60%	6.36%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Commodity Producers Index (net), for the six- and 12-month periods ended April 30, 2023.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. During the six-month period, the strategic allocation detracted overall, relative to the benchmark, as commodity futures underperformed commodity producers notably. Security selection within commodity equities was additive, as was positive selection within real estate. With respect to tactical shifts, the Fund’s underweight allocation to real estate investment trusts (“REITs”) detracted.

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For the 12-month period, the strategic allocation detracted overall, as commodity futures, REITs and inflation-sensitive equities underperformed commodity producers. Security selection within commodity futures and REITs was positive, while selection within inflation-sensitive equities was negative. The Fund’s tactical underweight to REITs contributed, while a tactical underweight to commodity producers detracted.

The Fund used derivatives for hedging and investment purposes in the form of futures and inflation swaps, which detracted from absolute returns for both periods, while currency forwards and total return swaps detracted for the six-month period and added for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the six-month period ended April 30, 2023, despite bouts of volatility, as central banks—led by the US Federal Reserve (the “Fed”)—continued to fight inflation by rapidly tightening monetary policy. Equity markets rallied amid some early signs of easing inflationary pressures, but strong global economic data created uncertainty around the depth of the disinflationary process and prompted concern over the Fed’s higher-for-longer messaging. China’s rapid rollback of its zero-COVID restrictions in December and its pro-growth policy pivot benefited global stocks—especially emerging-market stocks. At the end of the period, the collapse of several banks and the potential for broader financial contagion drove stocks lower. Stocks recovered some losses after the banking crisis was contained and US inflation data came in softer than expected, raising speculation that the Fed might be near the end of its rate-hike cycle. Within large-cap markets, both growth- and value-oriented stocks rose for the period. Growth stocks outperformed value stocks significantly on a relative basis as technology stocks continued to rebound on positive first-quarter 2023 earnings reports and speculation that the Fed might soon pivot. Large-cap stocks rose in absolute terms and outperformed small-cap stocks, which declined.

Inflation assets were mixed over the six- and 12-month periods ended April 30, 2023. Commodities fell meaningfully over both periods as the asset classes faced headwinds related to concerns regarding a slowdown in growth amid restrictive monetary policy. Energy, and in particular natural gas, was under significant selling pressure in the recent period as a result of mild winter weather in Europe and a subsequent reduction in demand. Amid a rising interest rate environment, REITs posted significantly negative returns over the 12-month period. However, REITs posted positive returns over the six-month period as concerns regarding rising interest rates began to abate. Elsewhere, inflation swaps were modestly negative over both periods, while infrastructure was modestly negative over the 12-month period, but notably positive over the six-month period.

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The Fund’s Senior Investment Management Team continues to look for sources of value via asset allocation shifts, active security selection, risk overlay strategies and currency management. The Fund uses a blend of quantitative and fundamental research in order to determine overall portfolio risk, allocate risk across major real asset classes and identify idiosyncratic opportunities.

INVESTMENT POLICIES

The Fund seeks to maximize real return. Real return is the rate of return after adjusting for inflation. The Fund pursues an aggressive investment strategy involving a variety of asset classes. The Fund invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Fund expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as Treasury Inflation-Protected Securities (“TIPS”) and similar bonds issued by governments outside of the United States; commodities; commodity-related equity securities; real estate equity securities; inflation-sensitive equity securities, which the Fund defines as equity securities of companies that the Adviser believes have the ability to pass along increasing costs to consumers and maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies (“inflation-sensitive equities”); securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate); and currencies. The Fund expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Fund seeks inflation protection from investments around the globe, both in developed- and emerging-market countries. In selecting securities for purchase and sale, the Adviser utilizes its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation and security selection. The Adviser assesses the securities’ risks and inflation sensitivity as well as the securities’ impact on the overall risks and inflation sensitivity of the Fund. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Fund anticipates that its targeted investment mix, other than its investments in inflation-indexed fixed-income securities, will focus on commodity-related equity securities, commodities and commodity

(continued on next page)

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derivatives, real estate equity securities and inflation-sensitive equities to provide a balance between expected return and inflation protection. The Fund may vary its investment allocations among these asset classes, at times significantly. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, and industrial and precious metals, such as gold. The Fund’s investments in real estate equity securities will include REITs and other real estate-related securities.

The Fund invests in both US and non-US dollar-denominated equity or fixed-income securities. The Fund may invest in currencies for hedging or investment purposes, both in the spot market and through long or short positions in currency-related derivatives. The Fund does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in US dollar-denominated securities, although it may hedge the exposure under certain circumstances.

The Fund may enter into derivatives, such as options, futures contracts, forwards, swaps or structured notes, to a significant extent, subject to the limits of applicable law. The Fund intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser considers factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser considers the impact of derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through use of a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Fund will seek to gain exposure to commodities and commodity-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodity-related instruments. The Fund is subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the

(continued on next page)

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Subsidiary to no more than 25% of its net assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

The Fund is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI AC World Commodity Producers Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end

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DISCLOSURES AND RISKS (continued)

of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

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DISCLOSURES AND RISKS (continued)

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

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DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance.”

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com. For Class 1 shares, go to www.bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports.” Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	-7.63%	-7.63%

5 Years	4.19%	4.19%

10 Years	1.07%	1.07%

CLASS 2 SHARES[1]

1 Year	-7.37%	-7.37%

5 Years	4.47%	4.47%

10 Years	1.33%	1.33%

CLASS A SHARES

1 Year	-7.69%	-11.65%

5 Years	3.99%	3.10%

10 Years	0.91%	0.47%

CLASS C SHARES

1 Year	-8.33%	-9.19%

5 Years	3.25%	3.25%

10 Years[2]	0.17%	0.17%

ADVISOR CLASS SHARES[3]

1 Year	-7.50%	-7.50%

5 Years	4.27%	4.27%

10 Years	1.17%	1.17%

CLASS R SHARES[3]

1 Year	-8.04%	-8.04%

5 Years	3.70%	3.70%

10 Years	0.64%	0.64%

CLASS K SHARES[3]

1 Year	-7.82%	-7.82%

5 Years	3.99%	3.99%

10 Years	0.91%	0.91%

CLASS I SHARES[3]

1 Year	-7.44%	-7.44%

5 Years	4.42%	4.42%

10 Years	1.30%	1.30%

CLASS Z SHARES[3]

1 Year	-7.43%	-7.43%

5 Years	4.44%	4.44%

Since Inception[4]	1.90%	1.90%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.13%, 0.86%, 1.21%, 1.99%, 0.96%, 1.62%, 1.31%, 0.91% and 0.88% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Fund’s total annual operating expense ratio (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) to 1.55% and 1.30% for Class R and Class K shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2024, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore, their respective NAV and SEC returns are the same.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 1/31/2014.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	-10.48%

5 Years	4.71%

10 Years	0.96%

CLASS 2 SHARES[1]

1 Year	-10.26%

5 Years	4.98%

10 Years	1.22%

CLASS A SHARES

1 Year	-14.39%

5 Years	3.62%

10 Years	0.36%

CLASS C SHARES

1 Year	-12.04%

5 Years	3.76%

10 Years[2]	0.07%

ADVISOR CLASS SHARES[3]

1 Year	-10.31%

5 Years	4.81%

10 Years	1.07%

CLASS R SHARES[3]

1 Year	-10.89%

5 Years	4.21%

10 Years	0.54%

CLASS K SHARES[3]

1 Year	-10.64%

5 Years	4.51%

10 Years	0.81%

CLASS I SHARES[3]

1 Year	-10.28%

5 Years	4.96%

10 Years	1.19%

CLASS Z SHARES[3]

1 Year	-10.17%

5 Years	4.98%

Since Inception[4]	1.85%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 1/31/2014.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,037.20	$6.01	1.19%	$6.16	1.22%
Hypothetical**	$1,000	$1,018.89	$5.96	1.19%	$6.11	1.22%
Class C
Actual	$1,000	$1,033.80	$9.78	1.94%	$9.93	1.97%
Hypothetical**	$1,000	$1,015.17	$9.69	1.94%	$9.84	1.97%
Advisor Class
Actual	$1,000	$1,037.30	$4.75	0.94%	$4.90	0.97%
Hypothetical**	$1,000	$1,020.13	$4.71	0.94%	$4.86	0.97%
Class R
Actual	$1,000	$1,035.10	$7.72	1.53%	$7.87	1.56%
Hypothetical**	$1,000	$1,017.21	$7.65	1.53%	$7.80	1.56%
Class K
Actual	$1,000	$1,036.30	$6.41	1.27%	$6.56	1.30%
Hypothetical**	$1,000	$1,018.50	$6.36	1.27%	$6.51	1.30%
Class I
Actual	$1,000	$1,038.40	$4.25	0.84%	$4.40	0.87%
Hypothetical**	$1,000	$1,020.63	$4.21	0.84%	$4.36	0.87%
Class 1
Actual	$1,000	$1,037.30	$5.51	1.09%	$5.66	1.12%
Hypothetical**	$1,000	$1,019.39	$5.46	1.09%	$5.61	1.12%
Class 2
Actual	$1,000	$1,039.10	$3.89	0.77%	$4.04	0.80%
Hypothetical**	$1,000	$1,020.98	$3.86	0.77%	$4.01	0.80%
Class Z
Actual	$1,000	$1,038.40	$4.25	0.84%	$4.40	0.87%
Hypothetical**	$1,000	$1,020.63	$4.21	0.84%	$4.36	0.87%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

April 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $912.7

1	The portfolio breakdown is expressed as an approximate percentage of the Fund’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

2

The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Consolidated Portfolio of Investments” section of the report for additional details).

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 17

PORTFOLIO SUMMARY (continued)

April 30, 2023 (unaudited)

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Prologis, Inc.	$18,679,910	2.0%

Exxon Mobil Corp.	14,335,471	1.6

Shell PLC	14,295,106	1.6

Equinix, Inc.	11,397,019	1.2

Public Storage	9,521,830	1.0

VanEck Gold Miners ETF/USA	8,275,791	0.9

Mitsui Fudosan Co., Ltd.	7,249,632	0.8

Apple, Inc.	7,210,721	0.8

Ventas, Inc.	6,075,922	0.7

EOG Resources, Inc.	6,006,713	0.7

	$103,048,115	11.3%

1

The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following: Austria, Belgium, Brazil, Chile, Denmark, Finland, India, Ireland, Israel, Luxembourg, Mexico, New Zealand, Norway, Philippines, Russia, South Africa, South Korea, Sweden, Switzerland, Thailand, United Arab Emirates and Zambia.

2	Long-term investments.

18 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS

April 30, 2023 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 65.1%
Equity Real Estate Investment Trusts (REITs) – 21.5%
Data Center REITs – 1.5%
Digital Realty Trust, Inc.	25,870	$2,565,011
Equinix, Inc.	15,740	11,397,019

		13,962,030

Diversified REITs – 1.6%
Alexander & Baldwin, Inc.	74,700	1,436,481
Armada Hoffler Properties, Inc.	213,830	2,506,088
Charter Hall Long Wale REIT	500,110	1,447,709
Essential Properties Realty Trust, Inc.	122,400	3,029,400
Growthpoint Properties Ltd.	1,670,022	1,162,191
ICADE	41,270	1,938,283
Merlin Properties Socimi SA	215,200	1,902,755
United Urban Investment Corp.	1,311	1,455,628

		14,878,535

Health Care REITs – 1.6%
Cofinimmo SA(a)(b)	10,030	958,213
Medical Properties Trust, Inc.	280,590	2,460,774
Physicians Realty Trust	56,900	820,498
Ventas, Inc.	126,450	6,075,922
Welltower, Inc.	51,780	4,102,012

		14,417,419

Hotel & Resort REITs – 0.5%
CapitaLand Ascott Trust	22,577	18,330
Invincible Investment Corp.	5,056	2,182,966
Park Hotels & Resorts, Inc.	155,060	1,868,473
RLJ Lodging Trust	83,480	843,148

		4,912,917

Industrial REITs – 4.6%
CapitaLand Ascendas REIT	617,700	1,329,243
Centuria Industrial REIT(a)	767,900	1,596,929
Dream Industrial Real Estate Investment Trust	216,884	2,375,583
GLP J-Reit	1,812	2,070,346
Mapletree Logistics Trust	1,414,918	1,851,659
Mitsui Fudosan Logistics Park, Inc.	530	1,991,513
Plymouth Industrial REIT, Inc.	54,566	1,104,416
Prologis, Inc.	149,141	18,679,910
Rexford Industrial Realty, Inc.	53,920	3,007,118
Segro PLC	425,862	4,483,443
STAG Industrial, Inc.	100,740	3,412,064

		41,902,224

Multi-Family Residential REITs – 2.4%
Equity Residential	94,340	5,967,005
Essex Property Trust, Inc.	22,530	4,950,517

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Kenedix Residential Next Investment Corp.	1,441	$2,260,727
Killam Apartment Real Estate Investment Trust	221,460	2,750,985
UDR, Inc.	97,450	4,027,608
UNITE Group PLC (The)	163,120	1,968,251

		21,925,093

Office REITs – 1.0%
Alexandria Real Estate Equities, Inc.	7,540	936,317
City Office REIT, Inc.	268,600	1,563,252
Cousins Properties, Inc.	129,185	2,817,525
Daiwa Office Investment Corp.	275	1,195,374
Derwent London PLC	48,990	1,479,012
Kenedix Office Investment Corp.(a)	534	1,180,582

		9,172,062

Other Specialized REITs – 0.8%
Iron Mountain, Inc.	23,413	1,293,334
VICI Properties, Inc.	176,160	5,978,870

		7,272,204

Retail REITs – 4.0%
AEON REIT Investment Corp.	926	1,061,612
Brixmor Property Group, Inc.	143,990	3,071,307
CapitaLand Integrated Commercial Trust	1,948,560	2,975,331
Crombie Real Estate Investment Trust	104,210	1,186,049
Frasers Centrepoint Trust	370,700	615,981
Japan Metropolitan Fund Invest	1,784	1,306,272
Kite Realty Group Trust	122,370	2,535,506
Link REIT(a)	746,160	4,880,548
Mercialys SA	75,428	758,457
NETSTREIT Corp.	131,666	2,398,954
Phillips Edison & Co., Inc.	84,040	2,650,622
Realty Income Corp.	31,000	1,948,040
Region Re Ltd.	534,710	875,031
Simon Property Group, Inc.	28,743	3,257,157
SITE Centers Corp.	270,720	3,340,685
Spirit Realty Capital, Inc.	81,580	3,137,567
Waypoint REIT Ltd.	316,250	549,253

		36,548,372

Self-Storage REITs – 1.8%
Extra Space Storage, Inc.	23,790	3,617,032
National Storage Affiliates Trust	27,150	1,046,632
Public Storage	32,296	9,521,830
Safestore Holdings PLC	157,460	1,962,790

		16,148,284

Single-Family Residential REITs – 1.5%
American Homes 4 Rent – Class A	114,750	3,816,585
Equity LifeStyle Properties, Inc.	36,560	2,518,984
Invitation Homes, Inc.	73,210	2,443,018

20 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sun Communities, Inc.	33,857	$4,703,753

		13,482,340

Timber REITs – 0.2%
Weyerhaeuser Co.	43,048	1,287,566

		195,909,046

Energy – 8.4%
Coal & Consumable Fuels – 0.1%
Cameco Corp.	19,456	534,845

Integrated Oil & Gas – 5.9%
BP PLC	829,864	5,567,553
Cenovus Energy, Inc.	9,907	166,280
Chevron Corp.	30,541	5,148,602
Equinor ASA	110,397	3,178,442
Exxon Mobil Corp.	121,138	14,335,471
Gazprom PJSC(c)(d)	818,956	– 0	–
LUKOIL PJSC(c)(d)	20,541	– 0	–
Repsol SA	333,667	4,901,468
Shell PLC	465,212	14,295,106
Suncor Energy, Inc.	29,990	938,979
TotalEnergies SE	88,162	5,633,544

		54,165,445

Oil & Gas Drilling – 0.1%
China Oilfield Services Ltd. – Class H	1,188,000	1,397,354

Oil & Gas Equipment & Services – 0.1%
Halliburton Co.	23,008	753,512

Oil & Gas Exploration & Production – 1.9%
ConocoPhillips	47,457	4,882,851
Coterra Energy, Inc.	42,937	1,099,187
EOG Resources, Inc.	50,278	6,006,713
Hess Corp.	23,106	3,351,756
Texas Pacific Land Corp.	296	437,384
Woodside Energy Group Ltd.	65,919	1,495,724

		17,273,615

Oil & Gas Refining & Marketing – 0.3%
HF Sinclair Corp.	862	38,023
Marathon Petroleum Corp.	10,720	1,307,840
Neste Oyj	10,159	492,350
Valero Energy Corp.	10,115	1,159,887

		2,998,100

		77,122,871

Materials – 6.4%
Aluminum – 0.1%
Alcoa Corp.	14,995	556,914

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Norsk Hydro ASA	75,374	$554,682

		1,111,596

Commodity Chemicals – 0.6%
Beijing Haixin Energy Technology Co., Ltd. – Class A	1,643,085	860,046
Corteva, Inc.	30,242	1,848,391
Ecopro Co., Ltd.	3,325	1,826,170
LG Chem Ltd.	1,101	611,587
Mitsubishi Chemical Group Corp.	53,400	313,279
W-Scope Corp.(a)(b)	50,000	415,337

		5,874,810

Construction Materials – 0.2%
GCC SAB de CV	178,867	1,422,619

Copper – 0.3%
Antofagasta PLC	29,910	550,135
Capstone Mining Corp.(b)	187,740	882,683
First Quantum Minerals Ltd.	62,380	1,515,703

		2,948,521

Diversified Chemicals – 0.1%
Sumitomo Chemical Co., Ltd.(a)	347,800	1,175,293

Diversified Metals & Mining – 1.6%
Anglo American PLC	58,737	1,809,932
BHP Group Ltd.	101,782	3,020,633
CMOC Group Ltd. – Class H(a)	933,000	571,950
Glencore PLC	570,576	3,367,902
Mineral Resources Ltd.(a)	5,889	290,508
MMC Norilsk Nickel PJSC (ADR)(b)(c)(d)	66,074	– 0	–
Rio Tinto PLC	46,606	2,962,853
Teck Resources Ltd. – Class B	44,342	2,066,259
Zhejiang Huayou Cobalt Co., Ltd. – Class A	65,770	495,504

		14,585,541

Fertilizers & Agricultural Chemicals – 0.4%
CF Industries Holdings, Inc.	29,427	2,106,385
OCI NV(a)	42,067	1,108,479

		3,214,864

Forest Products – 0.0%
Interfor Corp.(b)	20,471	321,226

Gold – 0.8%
Agnico Eagle Mines Ltd.	39,157	2,221,358
Barrick Gold Corp.	114,476	2,179,623
Endeavour Mining PLC	98,025	2,534,933
Regis Resources Ltd.(b)	504,296	713,546

		7,649,460

22 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrial Gases – 0.2%
Air Liquide SA	3,570	$642,208
Air Products and Chemicals, Inc.	2,023	595,490
Linde PLC	1,646	608,115

		1,845,813

Paper Products – 0.1%
Suzano SA	76,300	608,834

Specialty Chemicals – 1.0%
Albemarle Corp.	3,067	568,806
Covestro AG(b)(e)	26,042	1,142,474
Danimer Scientific, Inc.(a)(b)	317,399	1,002,981
Ecolab, Inc.	3,069	515,101
Evonik Industries AG	42,743	932,929
Ganfeng Lithium Group Co., Ltd – Class A	62,180	585,164
IMCD NV	3,351	504,457
Johnson Matthey PLC	28,979	715,888
Livent Corp.(b)	30,483	666,054
Shanghai Putailai New Energy Technology Co., Ltd. – Class A	76,220	576,184
Sika AG (REG)	1,643	453,834
Umicore SA(a)	18,709	614,133
Wacker Chemie AG	4,565	705,984

		8,983,989

Steel – 1.0%
APERAM SA	31,138	1,154,515
ArcelorMittal SA	104,872	2,979,376
Cleveland-Cliffs, Inc.(b)	16,648	256,046
Commercial Metals Co.	13,744	641,707
Fortescue Metals Group Ltd.	32,506	454,812
JFE Holdings, Inc.	50,800	600,979
Nippon Steel Corp.(a)	20,800	444,234
Steel Dynamics, Inc.	9,861	1,025,051
Vale SA (Sponsored ADR)	100,293	1,445,222

		9,001,942

		58,744,508

Capital Goods – 5.3%
Aerospace & Defense – 0.4%
BAE Systems PLC	110,072	1,402,315
Hexcel Corp.	9,815	707,465
Huntington Ingalls Industries, Inc.	4,752	958,289
Kongsberg Gruppen ASA	7,667	344,369
Rheinmetall AG	1,855	543,316

		3,955,754

Building Products – 0.7%
A O Smith Corp.	9,345	638,170
Carrier Global Corp.	15,181	634,869
Cie de Saint-Gobain	18,167	1,051,773

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Kingspan Group PLC	9,842	$682,048
Lennox International, Inc.	2,110	594,830
Nibe Industrier AB – Class B	42,067	471,019
Owens Corning	19,404	2,072,542
Zurn Elkay Water Solutions Corp.	29,311	631,652

		6,776,903

Construction & Engineering – 0.3%
ACS Actividades de Construccion y Servicios SA	41,384	1,422,881
Arcosa, Inc.	16,060	1,084,692

		2,507,573

Construction Machinery & Heavy Transportation Equipment – 0.2%
Caterpillar, Inc.	861	188,387
Cummins, Inc.	4,991	1,173,084
PACCAR, Inc.	7,991	596,848

		1,958,319

Electrical Components & Equipment – 1.4%
ABB Ltd. (REG)	11,761	424,262
Acuity Brands, Inc.	7,208	1,134,395
Advent Technologies Holdings, Inc.(b)	352,284	267,736
Ballard Power Systems, Inc.(b)	103,664	458,314
Beijing Easpring Material Technology Co., Ltd. – Class A	74,769	579,684
Blink Charging Co.(a)(b)	36,628	261,158
Camel Group Co., Ltd. – Class A	597,100	823,403
Contemporary Amperex Technology Co., Ltd. – Class A	17,460	584,257
EnerSys	9,284	770,293
First Solar, Inc.(b)	3,948	720,826
FuelCell Energy, Inc.(a)(b)	162,083	304,716
Gotion High-tech Co., Ltd. – Class A	141,900	564,710
Hubbell, Inc.	2,725	733,897
Legrand SA	7,247	685,957
nVent Electric PLC	17,182	720,441
Plug Power, Inc.(b)	41,317	373,093
Prysmian SpA	19,262	788,310
Signify NV(e)	30,099	1,005,199
SunPower Corp.(a)(b)	40,749	538,702
Sunrun, Inc.(b)	39,570	832,553

		12,571,906

Heavy Electrical Equipment – 0.6%
Bloom Energy Corp. – Class A(a)(b)	22,740	378,621
CS Wind Corp.	10,715	606,620
ITM Power PLC(a)(b)	469,795	462,348
Ming Yang Smart Energy Group Ltd. – Class A	188,896	564,988

24 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

NARI Technology Co., Ltd. – Class A	159,009	$601,055
NEL ASA(a)(b)	264,586	363,604
Nordex SE(b)	40,545	488,290
Siemens Energy AG(b)	47,906	1,175,810
TPI Composites, Inc.(b)	47,576	588,039
Vestas Wind Systems A/S(b)	21,874	605,266

		5,834,641

Industrial Conglomerates – 0.1%
General Electric Co.	9,306	921,015

Industrial Machinery & Supplies & Components – 1.0%
Chart Industries, Inc.(b)	5,427	722,334
Energy Recovery, Inc.(b)	21,189	477,388
Illinois Tool Works, Inc.	6,145	1,486,721
John Bean Technologies Corp.	6,433	699,332
McPhy Energy SA(b)	27,992	379,760
Mueller Industries, Inc.	9,856	708,154
NGK Insulators Ltd.	63,000	790,765
Pentair PLC	14,374	834,842
Snap-on, Inc.	5,266	1,366,053
SPX Technologies, Inc.(b)	10,000	636,800
Watts Water Technologies, Inc. – Class A	3,495	565,246
Xylem, Inc./NY	5,179	537,787

		9,205,182

Machinery – 0.3%
AGCO Corp.	6,649	824,077
Deere & Co.	1,629	615,795
Lindsay Corp.	4,123	497,811
Toro Co. (The)	4,913	512,229

		2,449,912

Trading Companies & Distributors – 0.3%
United Rentals, Inc.	3,032	1,094,885
WW Grainger, Inc.	1,966	1,367,491

		2,462,376

		48,643,581

Real Estate Management & Development – 4.4%
Diversified Real Estate Activities – 1.8%
Ayala Land, Inc.	3,195,600	1,544,437
City Developments Ltd.	117,000	612,061
Daito Trust Construction Co., Ltd.	12,100	1,146,810
Mitsui Fudosan Co., Ltd.	365,000	7,249,632
Sun Hung Kai Properties Ltd.	405,000	5,638,929

		16,191,869

Real Estate Development – 1.1%
China Overseas Land & Investment Ltd.	800,000	2,028,914
China Resources Land Ltd.	940,000	4,377,350

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

CK Asset Holdings Ltd.	173,000	$1,022,970
Emaar Properties PJSC	927,700	1,504,044
Instone Real Estate Group SE(e)	66,119	529,013
Megaworld Corp.	20,741,000	750,593

		10,212,884

Real Estate Operating Companies – 1.4%
Azrieli Group Ltd.	16,810	980,295
CA Immobilien Anlagen AG(b)	51,889	1,505,386
Capitaland Investment Ltd./Singapore(a)	396,000	1,108,493
Central Pattana PCL	351,300	702,019
CTP NV(a)(e)	179,379	2,353,541
Shurgard Self Storage Ltd.	28,490	1,473,123
TAG Immobilien AG	73,430	628,775
Vonovia SE	50,524	1,095,791
Wihlborgs Fastigheter AB	351,570	2,841,719

		12,689,142

Real Estate Services – 0.1%
Unibail-Rodamco-Westfield(b)	17,310	928,266

		40,022,161

Utilities – 3.0%
Electric Utilities – 0.9%
Avangrid, Inc.	25,296	1,018,417
Constellation Energy Corp.	1	77
Enel SpA	520,664	3,557,236
Exelon Corp.	15,976	678,021
Iberdrola SA	54,540	706,735
NextEra Energy, Inc.	5,766	441,849
NRG Energy, Inc.	22,088	754,747
Orsted AS(e)	5,438	488,061
SSE PLC	30,514	704,054

		8,349,197

Gas Utilities – 0.3%
APA Group	242,300	1,654,286
Naturgy Energy Group SA	15,009	467,325
UGI Corp.	32,348	1,095,950

		3,217,561

Independent Power and Renewable Electricity Producers – 0.9%
Atlantica Sustainable Infrastructure PLC	24,600	654,852
Azure Power Global Ltd.(a)(b)	142,825	308,502
Boralex, Inc. – Class A	20,590	600,292
Brookfield Renewable Corp. – Class A	22,949	766,802
China Longyuan Power Group Corp. Ltd. – Class H	407,000	427,132
Clearway Energy, Inc. – Class A	17,205	498,601
EDP Renovaveis SA(b)	32,479	721,933
Innergex Renewable Energy, Inc.	60,590	621,619

26 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

NextEra Energy Partners LP	9,777	$562,275
Northland Power, Inc.	24,890	611,021
Ormat Technologies, Inc.	5,995	514,431
Solaria Energia y Medio Ambiente SA(b)	32,222	508,357
TransAlta Renewables, Inc.(a)	81,080	757,030
Xinyi Energy Holdings Ltd.(a)(d)	1,572,000	439,849

		7,992,696

Independent Power Producers & Energy Traders – 0.4%
AES Corp. (The)	20,918	494,920
Drax Group PLC	104,310	825,353
ERG SpA	24,043	726,055
Guangxi Guiguan Electric Power Co., Ltd. – Class A	701,400	561,602
RWE AG(b)	15,760	738,927

		3,346,857

Multi-Utilities – 0.2%
Algonquin Power & Utilities Corp.	108,749	924,670
E.ON SE	57,033	754,418

		1,679,088

Water Utilities – 0.3%
American States Water Co.	4,080	362,100
American Water Works Co., Inc.	3,375	500,344
Beijing Enterprises Water Group Ltd.	2,668,000	677,501
California Water Service Group	9,620	539,489
Middlesex Water Co.	4,411	321,915
SJW Group	8,192	621,937

		3,023,286

		27,608,685

Software & Services – 1.8%
Application Software – 0.5%
Autodesk, Inc.(b)	1,694	329,974
Cadence Design Systems, Inc.(b)	6,901	1,445,415
Dropbox, Inc. – Class A(b)	56,193	1,142,966
Roper Technologies, Inc.	2,026	921,384
Salesforce, Inc.(b)	2,779	551,270
Zoom Video Communications, Inc. – Class A(b)	2,729	167,643

		4,558,652

Internet Services & Infrastructure – 0.2%
VeriSign, Inc.(b)	6,025	1,336,345

IT Consulting & Other Services – 0.1%
CGI, Inc.(b)	7,681	779,580

Systems Software – 1.0%
Check Point Software Technologies Ltd.(b)	649	82,657
CyberArk Software Ltd.(b)	708	88,217

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Fortinet, Inc.(b)	19,702	$1,242,211
Microsoft Corp.	18,883	5,801,990
Palo Alto Networks, Inc.(b)	7,351	1,341,263
ServiceNow, Inc.(b)	1,885	866,007

		9,422,345

		16,096,922

Pharmaceuticals & Biotechnology – 1.7%
Biotechnology – 0.3%
AbbVie, Inc.	8,197	1,238,731
Amgen, Inc.	3,840	920,601

		2,159,332

Life Sciences Tools & Services – 0.5%
Danaher Corp.	2,886	683,722
Eurofins Scientific SE	11,005	768,697
Mettler-Toledo International, Inc.(b)	886	1,321,469
Waters Corp.(b)	5,932	1,781,736
WuXi AppTec Co., Ltd. Class H(a)(e)	26,000	228,668

		4,784,292

Pharmaceuticals – 0.9%
Bayer AG (REG)	15,558	1,026,770
Elanco Animal Health, Inc.(b)	92,099	872,178
Eli Lilly & Co.	5,843	2,313,010
Novo Nordisk A/S – Class B	12,429	2,067,618
Pfizer, Inc.	35,779	1,391,445
Zoetis, Inc.	3,533	621,031

		8,292,052

		15,235,676

Food Beverage & Tobacco – 1.7%
Agricultural Products & Services – 0.3%
Archer-Daniels-Midland Co.	16,021	1,250,919
Bunge Ltd.	12,245	1,146,132
Darling Ingredients, Inc.(b)	11,703	697,148

		3,094,199

Brewers – 0.2%
Heineken Holding NV	14,236	1,366,388

Packaged Foods & Meats – 1.0%
Danone SA	12,486	826,369
Hershey Co. (The)	3,357	916,662
Hormel Foods Corp.	11,929	482,409
JBS SA	230,100	825,773
Lamb Weston Holdings, Inc.	12,577	1,406,234
Maple Leaf Foods, Inc.	35,697	731,409
Marfrig Global Foods SA	783,900	1,023,134
Mowi ASA	40,981	781,888
Pilgrim’s Pride Corp.(b)	31,149	710,509

28 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sao Martinho SA	129,600	$815,879
Tyson Foods, Inc. – Class A	14,991	936,788

		9,457,054

Tobacco – 0.2%
Imperial Brands PLC	51,630	1,278,053

		15,195,694

Technology Hardware & Equipment – 1.4%
Communications Equipment – 0.0%
F5, Inc.(b)	2,277	305,938

Electronic Components – 0.1%
Samsung SDI Co., Ltd.	957	496,656

Electronic Equipment & Instruments – 0.2%
Itron, Inc.(b)	10,451	558,084
Landis+Gyr Group AG(b)	11,141	923,010

		1,481,094

Technology Distributors – 0.1%
Arrow Electronics, Inc.(b)	1,449	165,809
CDW Corp./DE	7,100	1,204,089

		1,369,898

Technology Hardware, Storage & Peripherals – 1.0%
Apple, Inc.	42,496	7,210,721
NetApp, Inc.	10,571	664,810
Ricoh Co., Ltd.	167,200	1,384,370

		9,259,901

		12,913,487

Banks – 1.0%
Diversified Banks – 0.9%
Banco Bilbao Vizcaya Argentaria SA	196,467	1,438,332
Banco Santander SA(a)	275,922	969,335
Barclays PLC	176,227	354,994
Commerzbank AG(b)	97,159	1,079,738
FinecoBank Banca Fineco SpA	43,763	663,346
JPMorgan Chase & Co.	3,232	446,792
NatWest Group PLC	98,495	324,452
Oversea-Chinese Banking Corp., Ltd.	59,800	565,761
Skandinaviska Enskilda Banken AB – Class A	52,824	600,650
Standard Chartered PLC	154,415	1,223,450
Swedbank AB – Class A	16,710	290,360
UniCredit SpA	26,734	529,747

		8,486,957

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Regional Banks – 0.1%
Resona Holdings, Inc.	138,100	$688,285

		9,175,242

Semiconductors & Semiconductor Equipment – 0.9%
Semiconductor Materials & Equipment – 0.6%
Applied Materials, Inc.	13,054	1,475,494
ASML Holding NV	1,357	861,169
Enphase Energy, Inc.(b)	2,438	400,319
KLA Corp.	2,887	1,115,941
SolarEdge Technologies, Inc.(b)	1,782	508,993
Xinyi Solar Holdings Ltd.	494,000	531,098

		4,893,014

Semiconductors – 0.3%
Canadian Solar, Inc.(b)	17,868	668,620
LONGi Green Energy Technology Co., Ltd. – Class A	95,632	483,077
NVIDIA Corp.	4,110	1,140,484
QUALCOMM, Inc.	2,876	335,917
STMicroelectronics NV	1,326	56,722
Wolfspeed, Inc.(a)(b)	6,852	318,961

		3,003,781

		7,896,795

Insurance – 0.8%
Life & Health Insurance – 0.5%
iA Financial Corp., Inc.	10,302	691,261
Japan Post Holdings Co., Ltd.	60,900	501,324
Japan Post Insurance Co., Ltd.	59,300	962,977
Manulife Financial Corp.	75,303	1,486,774
Principal Financial Group, Inc.	15,056	1,124,533

		4,766,869

Multi-line Insurance – 0.1%
American International Group, Inc.	22,054	1,169,744

Property & Casualty Insurance – 0.0%
Fidelity National Financial, Inc.	9,495	336,977

Reinsurance – 0.2%
Everest Re Group Ltd.	3,630	1,372,140

		7,645,730

Consumer Durables & Apparel – 0.8%
Apparel, Accessories & Luxury Goods – 0.1%
Pandora A/S	9,149	846,848
Swatch Group AG (The)	941	322,822

		1,169,670

30 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Electronics – 0.1%
Panasonic Holdings Corp.(a)	85,700	$807,189

Homebuilding – 0.5%
Desarrolladora Homex SAB de CV(b)	1,590	2
Ez Tec Empreendimentos e Participacoes SA	275,500	802,561
Installed Building Products, Inc.	4,706	584,814
Open House Group Co., Ltd.	6,200	247,831
PulteGroup, Inc.	23,140	1,553,851
Sekisui House Ltd.	77,500	1,593,295
Urbi Desarrollos Urbanos SAB de CV(b)	9	3

		4,782,357

Leisure Products – 0.1%
BRP, Inc.	4,064	303,619

		7,062,835

Consumer Discretionary Distribution & Retail – 0.8%
Broadline Retail – 0.4%
Amazon.com, Inc.(b)	24,109	2,542,294
Cie Financiere Richemont SA (REG)	7,041	1,163,883
Next PLC	1,695	143,815

		3,849,992

Home Improvement Retail – 0.2%
Home Depot, Inc. (The)	5,769	1,733,816

Other Specialty Retail – 0.2%
Ulta Beauty, Inc.(b)	2,484	1,369,752

		6,953,560

Consumer Services – 0.7%
Casinos & Gaming – 0.0%
La Francaise des Jeux SAEM(e)	2,509	107,239

Hotels, Resorts & Cruise Lines – 0.4%
Booking Holdings, Inc.(b)	594	1,595,668
Hyatt Hotels Corp. – Class A(b)	10,400	1,188,720
Marriott International, Inc./MD – Class A	7,545	1,277,671

		4,062,059

Restaurants – 0.2%
Sodexo SA	13,099	1,403,794

Specialized Consumer Services – 0.1%
WW International, Inc.(b)	159,411	1,331,082

		6,904,174

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financial Services – 0.7%
Asset Management & Custody Banks – 0.1%
Ameriprise Financial, Inc.	3,995	$1,218,954
Franklin Resources, Inc.	2,837	76,259

		1,295,213

Investment Banking & Brokerage – 0.2%
Goldman Sachs Group, Inc. (The)	3,957	1,358,992

Mortgage REITs – 0.0%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(a)	15,481	439,351

Transaction & Payment Processing Services – 0.4%
Mastercard, Inc. – Class A	5,718	2,173,012
Visa, Inc. – Class A	5,658	1,316,786

		3,489,798

		6,583,354

Health Care Equipment & Services – 0.7%
Health Care Distributors – 0.1%
Cardinal Health, Inc.	5,343	438,660
McKesson Corp.	1,716	625,036

		1,063,696

Health Care Equipment – 0.5%
Dexcom, Inc.(b)	8,429	1,022,775
GE Healthcare, Inc.(b)	12,834	1,043,918
Hologic, Inc.(b)	8,604	740,030
IDEXX Laboratories, Inc.(b)	2,764	1,360,330

		4,167,053

Health Care Services – 0.0%
Abiomed, Inc.(b)(c)(d)	1,321	– 0	–

Health Care Supplies – 0.0%
Coloplast A/S – Class B	1,754	252,718

Managed Health Care – 0.1%
Humana, Inc.	337	178,775
Molina Healthcare, Inc.(b)	2,125	633,016

		811,791

		6,295,258

Media & Entertainment – 0.6%
Advertising – 0.1%
Dentsu Group, Inc.	4,200	151,346
Omnicom Group, Inc.	5,051	457,469

		608,815

32 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Interactive Home Entertainment – 0.1%
Electronic Arts, Inc.	10,699	$1,361,769

Interactive Media & Services – 0.4%
Alphabet, Inc. – Class A(b)	15,560	1,670,210
Alphabet, Inc. – Class C(b)	14,228	1,539,754
Tencent Holdings Ltd.	6,000	266,497

		3,476,461

Movies & Entertainment – 0.0%
Live Nation Entertainment, Inc.(b)	5,761	390,481

		5,837,526

Transportation – 0.6%
Air Freight & Logistics – 0.1%
Expeditors International of Washington, Inc.	4,827	549,506

Cargo Ground Transportation – 0.1%
TFI International, Inc.	9,286	1,000,806

Highways & Railtracks – 0.3%
Transurban Group	291,338	2,905,600

Passenger Airlines – 0.1%
Deutsche Lufthansa AG (REG)(b)	123,413	1,326,680

		5,782,592

Telecommunication Services – 0.6%
Integrated Telecommunication Services – 0.5%
Cellnex Telecom SA(b)(e)	23,070	971,339
Infrastrutture Wireless Italiane SpA(e)	89,600	1,243,605
Spark New Zealand Ltd.	383,034	1,241,088
Telstra Group Ltd.	453,058	1,314,418

		4,770,450

Wireless Telecommunication Services – 0.1%
SoftBank Corp.	35,900	404,192

		5,174,642

Commercial & Professional Services – 0.5%
Diversified Support Services – 0.0%
Brambles Ltd.	24,155	228,816

Environmental & Facilities Services – 0.4%
Aker Carbon Capture ASA(b)	318,682	326,960
Casella Waste Systems, Inc. – Class A(b)	7,299	649,611
Clean Harbors, Inc.(b)	5,996	870,379
Republic Services, Inc.	5,974	863,960
Tetra Tech, Inc.	4,893	677,044

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Waste Management, Inc.	4,015	$666,691

		4,054,645

Human Resource & Employment Services – 0.0%
Automatic Data Processing, Inc.	377	82,940

Research & Consulting Services – 0.1%
Booz Allen Hamilton Holding Corp.	768	73,513
Thomson Reuters Corp.	3,798	499,429

		572,942

		4,939,343

Automobiles & Components – 0.4%
Automobile Manufacturers – 0.1%
Tesla, Inc.(b)	6,947	1,141,461

Automotive Parts & Equipment – 0.3%
Aisin Corp.	32,200	945,117
BorgWarner, Inc.	26,852	1,292,387

		2,237,504

		3,378,965

Consumer Staples Distribution & Retail – 0.2%
Food Distributors – 0.1%
Sysco Corp.	11,657	894,558

Food Retail – 0.1%
Alimentation Couche-Tard, Inc.	14,503	723,839
George Weston Ltd.	1,259	169,050
Kroger Co. (The)	7,823	380,432

		1,273,321

		2,167,879

Household & Personal Products – 0.2%
Household Products – 0.2%
Colgate-Palmolive Co.	18,728	1,494,494

Total Common Stocks (cost $576,700,559)		594,785,020

INVESTMENT COMPANIES – 1.3%
Funds and Investment Trusts – 1.3%(f)
VanEck Agribusiness ETF	41,269	3,524,372
VanEck Gold Miners ETF/USA	246,450	8,275,791

Total Investment Companies (cost $9,825,314)		11,800,163

34 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

RIGHTS – 0.0%
Xinyi Energy Holdings Ltd., expiring 05/23/2023(b)(c) (cost $0)	174,800	$	– 0	–

SHORT-TERM INVESTMENTS – 31.0%
Investment Companies – 31.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.74%(f)(g)(h) (cost $282,639,205)	282,639,205		282,639,205

Total Investments Before Security Lending Collateral for Securities Loaned – 97.4% (cost $869,165,078)			889,224,388

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.74%(f)(g)(h) (cost $6,149,135)	6,149,135		6,149,135

Total Investments – 98.1% (cost $875,314,213)			895,373,523
Other assets less liabilities – 1.9%			17,373,443

Net Assets – 100.0%			$912,746,966

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
Brent Crude Futures	215	September 2023	$16,883,950	$294,649
Coffee Robusta Futures	94	July 2023	2,264,460	23,225
Coffee ‘C’ Futures	111	September 2023	7,625,700	(1,490)
Copper Futures	134	September 2023	13,056,625	36,961
Corn Futures	384	December 2023	10,132,800	(93,204)
Cotton No.2 Futures	109	December 2023	4,419,950	9,414
Gasoline RBOB Futures	55	August 2023	5,539,842	17,998
Gold 100 OZ Futures	231	June 2023	46,179,210	(6,043)
KC HRW Wheat Futures	131	December 2023	5,089,350	73,038
Lean Hogs Futures	150	August 2023	5,680,500	18,553
Live Cattle Futures	93	October 2023	6,235,650	2,742
LME Lead Futures	58	May 2023	3,124,750	33,911
LME Lead Futures	32	September 2023	1,720,800	8,296

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
LME Nickel Futures	51	May 2023	$7,416,369	$(283,041)
LME Nickel Futures	34	September 2023	4,960,056	71,697
LME Primary Aluminum Futures	248	May 2023	14,706,400	(180,502)
LME Primary Aluminum Futures	180	September 2023	10,707,750	114,163
LME Zinc Futures	112	May 2023	7,408,100	(1,221,817)
LME Zinc Futures	76	September 2023	5,037,850	(61,048)
Low SU Gasoil Futures	87	September 2023	6,083,475	87,567
Natural Gas Futures	372	August 2023	9,768,720	(363,945)
NY Harbor ULSD Futures	50	August 2023	5,044,410	30,582
Platinum Futures	33	July 2023	1,798,665	161,080
Silver Futures	80	July 2023	10,090,400	(311,464)
Soybean Futures	176	November 2023	11,118,800	81,385
Soybean Meal Futures	150	December 2023	6,078,000	24,691
Soybean Oil Futures	198	December 2023	5,972,076	87,362
Sugar 11 (World) Futures	238	September 2023	6,933,226	2,136,152
Wheat (CBT) Futures	201	December 2023	6,658,125	48,480
WTI Crude Futures	238	August 2023	18,021,360	359,983

Sold Contracts
Bloomberg Commodity Index Futures	674	June 2023	7,030,494	(126,423)
Euro STOXX 50 Index Futures	31	June 2023	1,475,665	(69,219)
FTSE 100 Index Futures	5	June 2023	494,060	(14,742)
LME Lead Futures	58	May 2023	3,124,750	(29,735)
LME Nickel Futures	51	May 2023	7,416,369	(112,241)
LME Primary Aluminum Futures	248	May 2023	14,706,400	(225,573)
LME Zinc Futures	112	May 2023	7,408,100	45,373
S&P 500 E-Mini Futures	22	June 2023	4,607,350	(324,562)
S&P/TSX 60 Index Futures	2	June 2023	368,602	(17,052)
SPI 200 Futures	3	June 2023	363,174	(14,763)
TOPIX Index Futures	2	June 2023	302,103	(6,713)

				$303,725

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	EUR	8,531	USD	9,347	05/11/2023	$(58,286)
Bank of America, NA	USD	22,745	EUR	21,365	05/11/2023	809,293
Bank of America, NA	CLP	8,274,269	USD	10,181	05/17/2023	(49,360)
Bank of America, NA	PEN	98,088	USD	25,752	05/17/2023	(689,599)
Bank of America, NA	CHF	3,454	USD	3,814	05/24/2023	(59,255)
Bank of America, NA	GBP	9,694	USD	12,008	05/24/2023	(180,454)
Bank of America, NA	USD	1,753	CHF	1,615	05/24/2023	58,013
Bank of America, NA	USD	3,130	CHF	2,778	05/24/2023	(14,427)

36 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	USD	17,070	GBP	13,940	05/24/2023	$457,854
Bank of America, NA	CAD	4,407	USD	3,271	06/09/2023	15,647
Bank of America, NA	CAD	2,077	USD	1,530	06/09/2023	(4,047)
Bank of America, NA	TWD	65,892	USD	2,150	06/15/2023	318
Bank of America, NA	USD	19,335	JPY	2,569,803	06/15/2023	(347,963)
Bank of America, NA	USD	5,948	TWD	180,138	06/15/2023	(71,561)
Bank of America, NA	DKK	13,713	USD	2,035	06/21/2023	1,269
Bank of America, NA	SEK	23,709	USD	2,309	06/21/2023	(9,268)
Bank of America, NA	NZD	1,664	USD	1,033	06/22/2023	4,494
Bank of America, NA	USD	4,356	NZD	7,014	06/22/2023	(18,944)
Bank of America, NA	CZK	202,144	USD	9,476	07/20/2023	43,084
Bank of America, NA	USD	13,484	HUF	4,695,253	07/20/2023	69,201
Bank of America, NA	KRW	9,613,712	USD	7,266	07/27/2023	42,666
Bank of America, NA	USD	1,298	KRW	1,733,264	07/27/2023	4,227
Bank of America, NA	USD	2,704	PHP	150,931	07/27/2023	18,377
Bank of New York (The)	GBP	665	USD	820	05/24/2023	(16,629)
Barclays Bank PLC	EUR	8,710	USD	9,384	05/11/2023	(218,607)
Barclays Bank PLC	USD	3,202	PEN	12,082	05/17/2023	54,931
Barclays Bank PLC	CHF	25,640	USD	27,712	05/24/2023	(1,042,362)
Barclays Bank PLC	GBP	2,603	USD	3,224	05/24/2023	(49,065)
Barclays Bank PLC	USD	10,001	CHF	9,143	05/24/2023	252,776
Barclays Bank PLC	USD	2,533	CAD	3,391	06/09/2023	(28,380)
Barclays Bank PLC	AUD	12,754	USD	8,554	06/15/2023	98,365
Barclays Bank PLC	USD	4,892	AUD	7,359	06/15/2023	(13,117)
Barclays Bank PLC	MYR	13,090	USD	2,977	06/22/2023	24,287
Barclays Bank PLC	MYR	17,907	USD	3,980	06/22/2023	(59,549)
Barclays Bank PLC	USD	9,225	INR	761,100	06/22/2023	63,485
Barclays Bank PLC	USD	1,190	MYR	5,276	06/22/2023	358
Barclays Bank PLC	USD	1,548	NZD	2,519	06/23/2023	9,018
Barclays Bank PLC	PLN	28,597	USD	6,845	07/20/2023	4,258
BNP Paribas SA	USD	1,043	PHP	58,054	07/27/2023	4,379
Citibank, NA	EUR	7,987	USD	8,505	05/11/2023	(300,631)
Citibank, NA	USD	792	MXN	15,022	05/25/2023	39,219
Citibank, NA	CAD	2,432	USD	1,799	06/09/2023	2,387
Citibank, NA	SEK	6,765	USD	662	06/21/2023	560
Citibank, NA	USD	729	SEK	7,484	06/21/2023	2,955
Deutsche Bank AG	EUR	1,145	USD	1,248	05/11/2023	(13,822)
Deutsche Bank AG	COP	22,747,299	USD	4,866	05/17/2023	40,005
Deutsche Bank AG	USD	10,197	COP	49,363,134	05/17/2023	274,878
Deutsche Bank AG	USD	6,290	GBP	5,066	05/24/2023	80,121
Deutsche Bank AG	MXN	74,078	USD	4,018	05/25/2023	(83,054)
Deutsche Bank AG	USD	19,262	MXN	364,066	05/25/2023	893,893
Deutsche Bank AG	USD	3,515	ZAR	64,534	06/22/2023	(3,331)
Deutsche Bank AG	PHP	477,816	USD	8,653	07/27/2023	35,598
Goldman Sachs Bank USA	EUR	2,636	USD	2,886	05/11/2023	(20,295)
Goldman Sachs Bank USA	USD	2,145	GBP	1,753	05/24/2023	58,950
Goldman Sachs Bank USA	USD	1,621	BRL	8,175	06/02/2023	8,043
Goldman Sachs Bank USA	CAD	2,292	USD	1,683	06/09/2023	(9,819)
Goldman Sachs Bank USA	USD	21,899	CAD	29,867	06/09/2023	162,280
Goldman Sachs Bank USA	USD	9,238	INR	762,971	06/22/2023	72,823
Goldman Sachs Bank USA	USD	1,027	NZD	1,652	06/22/2023	(5,118)

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Goldman Sachs Bank USA	USD	2,100	CNH	14,497	07/07/2023	$3,138
JPMorgan Chase Bank, NA	EUR	1,111	USD	1,226	05/11/2023	916
JPMorgan Chase Bank, NA	USD	1,441	EUR	1,303	05/11/2023	(4,935)
JPMorgan Chase Bank, NA	SGD	1,090	USD	811	05/15/2023	(6,568)
JPMorgan Chase Bank, NA	CHF	635	USD	718	05/24/2023	5,545
JPMorgan Chase Bank, NA	TWD	114,246	USD	3,778	06/15/2023	51,339
JPMorgan Chase Bank, NA	USD	1,016	JPY	134,700	06/15/2023	(20,655)
JPMorgan Chase Bank, NA	USD	3,585	INR	296,729	06/22/2023	35,832
Morgan Stanley Capital Services, Inc.	USD	864	EUR	800	05/11/2023	17,610
Morgan Stanley Capital Services, Inc.	USD	2,566	PEN	9,646	05/17/2023	34,404
Morgan Stanley Capital Services, Inc.	USD	1,835	CHF	1,705	05/24/2023	77,484
Morgan Stanley Capital Services, Inc.	USD	3,243	MXN	58,920	05/25/2023	18,574
Morgan Stanley Capital Services, Inc.	USD	9,562	AUD	14,331	06/15/2023	(61,405)
Morgan Stanley Capital Services, Inc.	NOK	119,084	USD	11,322	06/21/2023	120,588
Morgan Stanley Capital Services, Inc.	SEK	55,323	USD	5,387	06/21/2023	(21,731)
Morgan Stanley Capital Services, Inc.	INR	221,227	USD	2,690	06/22/2023	(9,846)
Morgan Stanley Capital Services, Inc.	MYR	25,838	USD	5,811	06/22/2023	(16,996)
Morgan Stanley Capital Services, Inc.	CNH	119,317	USD	17,446	07/07/2023	134,598
Morgan Stanley Capital Services, Inc.	CNH	25,395	USD	3,678	07/07/2023	(6,728)
Morgan Stanley Capital Services, Inc.	USD	690	CNH	4,716	07/07/2023	(5,320)
Morgan Stanley Capital Services, Inc.	IDR	18,000,518	USD	1,221	07/12/2023	(5,286)
Morgan Stanley Capital Services, Inc.	USD	20,130	IDR	303,159,850	07/12/2023	515,159
Natwest Markets PLC	USD	1,061	EUR	985	05/11/2023	25,266
Natwest Markets PLC	USD	815	SGD	1,090	05/15/2023	2,066
Standard Chartered Bank	USD	1,231	CLP	1,005,321	05/17/2023	12,055
State Street Bank & Trust Co.	USD	2,150	EUR	1,989	05/11/2023	42,976
State Street Bank & Trust Co.	GBP	238	USD	295	05/24/2023	(4,718)
State Street Bank & Trust Co.	CAD	160	USD	118	06/09/2023	153
State Street Bank & Trust Co.	CAD	69	USD	51	06/09/2023	(137)
State Street Bank & Trust Co.	USD	976	CAD	1,331	06/09/2023	6,764
State Street Bank & Trust Co.	AUD	196	USD	131	06/15/2023	840
State Street Bank & Trust Co.	USD	158	JPY	20,972	06/15/2023	(2,881)
State Street Bank & Trust Co.	NOK	10,198	USD	970	06/21/2023	10,783
State Street Bank & Trust Co.	USD	916	SEK	9,430	06/21/2023	5,912
State Street Bank & Trust Co.	IDR	36,833,815	USD	2,500	07/12/2023	(8,646)
State Street Bank & Trust Co.	USD	811	HKD	6,310	07/12/2023	(4,934)
State Street Bank & Trust Co.	THB	624,269	USD	18,392	07/13/2023	(17,934)

38 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	USD	2,800	THB	94,990	07/13/2023	$1,698
State Street Bank & Trust Co.	USD	2,240	THB	75,848	07/13/2023	(3,266)
UBS AG	USD	703	EUR	636	05/11/2023	(2,213)
UBS AG	COP	5,997,603	USD	1,332	05/17/2023	59,539
UBS AG	USD	585	JPY	77,404	06/15/2023	(12,711)

						$1,307,398

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
Citibank, NA	USD	30,950	03/18/2031	2.378%	CPI	#	Maturity	$225,520	$	– 0	–	$225,520
Goldman Sachs International	USD	110,190	04/25/2030	1.900%	CPI	#	Maturity	3,155,524		– 0	–	3,155,524
Goldman Sachs International	USD	58,060	03/16/2031	2.289%	CPI	#	Maturity	648,741		– 0	–	648,741

								$4,029,785	$	– 0	–	$4,029,785

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
MLABGLIN	SOFR plus 0.25%	Quarterly	USD	30,650	04/15/2024	$4,603
Merrill Lynch International
Bloomberg Commodity Index	0.00%	Maturity	USD	45,331	06/15/2023	(170,292)

Pay Total Return on Reference Obligation
UBS AG
FTSE EPRA/NAREIT Developed Real Estate Index	OBFR plus 0.32%	Quarterly	USD	40,258	09/15/2023	(911,498)
FTSE EPRA/NAREIT Developed Real Estate Index	OBFR plus 0.25%	Quarterly	USD	2,460	02/15/2024	137,267
FTSE EPRA/NAREIT Developed Real Estate Index	OBFR plus 0.24%	Quarterly	USD	1,843	02/15/2024	103,127
FTSE EPRA/NAREIT Developed Real Estate Index	OBFR plus 0.25%	Quarterly	USD	1,626	02/15/2024	90,721

						$(746,072)

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Fair valued by the Adviser.

(e)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2023, the aggregate market value of these securities amounted to $8,069,139 or 0.9% of net assets.

(f)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(g)	Affiliated investments.

(h)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

CZK – Czech Koruna

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

CPI – Consumer Price Index

EPRA – European Public Real Estate Association

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

KC HRW – Kansas City Hard Red Winter

LME – London Metal Exchange

NAREIT – National Association of Real Estate Investment Trusts

OBFR – Overnight Bank Funding Rate

PJSC – Public Joint Stock Company

RBOB – Reformulated Gasoline Blend-Stock for Oxygen Blending (Unleaded Gas)

REG – Registered Shares

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

SPI – Share Price Index

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

ULSD – Ultra-Low Sulfur Diesel

WTI – West Texas Intermediate

See notes to consolidated financial statements.

40 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

April 30, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $586,525,873)	$606,585,183	(a)
Affiliated issuers (cost $288,788,340—including investment of cash collateral for securities loaned of $6,149,135)	288,788,340
Cash	263
Cash collateral due from broker	18,753,836
Foreign currencies, at value (cost $4,011,568)	3,982,291
Unrealized appreciation on forward currency exchange contracts	4,891,251
Unrealized appreciation on inflation swaps	4,029,785
Receivable for variation margin on futures	2,313,688
Unaffiliated dividends receivable	1,634,116
Affiliated dividends receivable	1,128,071
Receivable for capital stock sold	651,129
Unrealized appreciation on total return swaps	335,718
Receivable for investment securities sold	209,984
Foreign witholding tax reclaims	149,387

Total assets	933,453,042

Liabilities
Cash collateral due to broker	6,270,000
Payable for collateral received on securities loaned	5,867,601
Unrealized depreciation on forward currency exchange contracts	3,583,853
Payable for investment securities purchased and foreign currency transactions	2,354,444
Unrealized depreciation on total return swaps	1,081,790
Advisory fee payable	551,235
Collateral due to securities lending agent	281,534
Distribution fee payable	123,005
Payable for capital stock redeemed	114,372
Foreign capital gains tax payable	36,389
Administrative fee payable	30,292
Transfer Agent fee payable	26,966
Directors’ fees payable	3,546
Accrued expenses	381,049

Total liabilities	20,706,076

Net Assets	$912,746,966

Composition of Net Assets
Capital stock, at par	$106,187
Additional paid-in capital	1,126,965,821
Accumulated loss	(214,325,042)

Net Assets	$912,746,966

(a)	Includes securities on loan with a value of $17,161,638 (see Note E).

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 41

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$6,817,285	777,417	$8.77	*

C	$491,637	54,907	$8.95

Advisor	$27,869,107	3,184,131	$8.75

R	$70,504	7,992	$8.82

K	$1,048,061	121,148	$8.65

I	$25,412,602	2,940,386	$8.64

1	$646,887,332	75,498,197	$8.57

2	$8,817	1,000	$8.82

Z	$204,141,621	23,601,880	$8.65

*	The maximum offering price per share for Class A shares was $9.16 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

42 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended April 30, 2023 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $553,500)	$11,333,794
Affiliated issuers	5,725,786
Interest (net of foreign taxes withheld of $5)	269,148
Securities lending income	189,654
Foreign withholding tax reclaims (see Note A.4)	149,387	$17,667,769

Expenses
Advisory fee (see Note B)	3,836,974
Distribution fee—Class A	8,772
Distribution fee—Class C	2,807
Distribution fee—Class R	174
Distribution fee—Class K	1,352
Distribution fee—Class 1	787,226
Transfer agency—Class A	4,427
Transfer agency—Class C	359
Transfer agency—Advisor Class	18,603
Transfer agency—Class R	90
Transfer agency—Class K	1,087
Transfer agency—Class I	4,003
Transfer agency—Class 1	75,114
Transfer agency—Class Z	41,887
Custody and accounting	158,845
Registration fees	78,087
Audit and tax	60,848
Administrative	45,259
Legal	28,249
Printing	21,140
Directors’ fees	16,156
Miscellaneous	23,799

Total expenses before bank overdraft expense	5,215,258
Bank overdraft expense	34,255

Total expenses	5,249,513
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(138,236)

Net expenses		5,111,277

Net investment income		12,556,492

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 43

CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$(9,891,687)
Forward currency exchange contracts	(2,197,799)
Futures	(30,133,924)
Swaps	6,428,424
Foreign currency transactions	509,499
Net change in unrealized appreciation (depreciation) of:
Investments(b)	59,200,564
Forward currency exchange contracts	1,123,952
Futures	9,855,579
Swaps	(8,157,089)
Foreign currency denominated assets and liabilities	79,207

Net gain on investment and foreign currency transactions	26,816,726

Net Increase in Net Assets from Operations	$39,373,218

(a)	Net of foreign realized capital gains taxes of $1,203.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $22,063.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$12,556,492	$19,868,486
Net realized gain (loss) on investment and foreign currency transactions	(35,285,487)	118,941,683
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	62,102,213	(227,760,785)
Contributions from Affiliates (see Note B)	– 0	–	1,612

Net increase (decrease) in net assets from operations	39,373,218	(88,949,004)
Distributions to Shareholders
Class A	(527,694)	(464,964)
Class C	(41,047)	(12,613)
Advisor Class	(2,418,666)	(1,665,845)
Class R	(4,679)	(5,635)
Class K	(80,877)	(108,197)
Class I	(2,013,871)	(2,495,051)
Class 1	(50,008,810)	(61,937,570)
Class 2	(737)	(981)
Class Z	(26,372,386)	(54,143,835)
Capital Stock Transactions
Net decrease	(74,837,617)	(92,876,275)

Total decrease	(116,933,166)	(302,659,970)
Net Assets
Beginning of period	1,029,680,132	1,332,340,102

End of period	$912,746,966	$1,029,680,132

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Real Return Portfolio (the “Fund”), a non-diversified portfolio. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of April 30, 2023, consolidated net assets of the Fund were $912,746,966, of which $100,420,405, or 11%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, Class Z, and Class T shares. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. As of April 30, 2023, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class 2 shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R, Class K, Class 1, and Class Z shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or

46 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 47

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in

48 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 49

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2023:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Equity Real Estate Investment Trusts (REITs)	$149,612,808		$46,296,238		$	– 0	–	$195,909,046
Energy	40,161,330		36,961,541			0	(a)	77,122,871
Materials	23,054,568		35,689,940			0	(a)	58,744,508
Capital Goods	31,231,572		17,412,009			– 0	–	48,643,581
Real Estate Management & Development	1,473,123		38,549,038			– 0	–	40,022,161
Utilities	14,475,214		13,133,471			– 0	–	27,608,685
Software & Services	16,096,922		– 0	–		– 0	–	16,096,922
Pharmaceuticals & Biotechnology	11,143,923		4,091,753			– 0	–	15,235,676
Food Beverage & Tobacco	10,942,996		4,252,698			– 0	–	15,195,694
Technology Hardware & Equipment	10,109,451		2,804,036			– 0	–	12,913,487
Banks	446,792		8,728,450			– 0	–	9,175,242
Semiconductors & Semiconductor Equipment	5,964,729		1,932,066			– 0	–	7,896,795
Insurance	6,181,429		1,464,301			– 0	–	7,645,730
Consumer Durables & Apparel	3,244,850		3,817,985			– 0	–	7,062,835
Consumer Discretionary Distribution & Retail	5,645,862		1,307,698			– 0	–	6,953,560
Consumer Services	5,393,141		1,511,033			– 0	–	6,904,174
Financial Services	6,583,354		– 0	–		– 0	–	6,583,354
Health Care Equipment & Services	6,042,540		252,718			0	(a)	6,295,258
Media & Entertainment	5,419,683		417,843			– 0	–	5,837,526
Transportation	1,550,312		4,232,280			– 0	–	5,782,592
Telecommunication Services	– 0	–	5,174,642			– 0	–	5,174,642

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2		Level 3			Total
Commercial & Professional Services	$4,383,567		$555,776		$	– 0	–	$4,939,343
Automobiles & Components	2,433,848		945,117			– 0	–	3,378,965
Consumer Staples Distribution & Retail	2,167,879		– 0	–		– 0	–	2,167,879
Household & Personal Products	1,494,494		– 0	–		– 0	–	1,494,494
Investment Companies	11,800,163		– 0	–		– 0	–	11,800,163
Rights	– 0	–	– 0	–		0	(a)	– 0	–
Short-Term Investments	282,639,205		– 0	–		– 0	–	282,639,205
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	6,149,135		– 0	–		– 0	–	6,149,135

Total Investments in Securities	665,842,890		229,530,633			0	(a)	895,373,523
Other Financial Instruments(b):
Assets:
Futures	3,767,302		– 0	–		– 0	–	3,767,302	(c)
Forward Currency Exchange Contracts	– 0	–	4,891,251			– 0	–	4,891,251
Inflation (CPI) Swaps	– 0	–	4,029,785			– 0	–	4,029,785
Total Return Swaps	– 0	–	335,718			– 0	–	335,718
Liabilities:
Futures	(3,463,577)		– 0	–		– 0	–	(3,463,577	)(c)
Forward Currency Exchange Contracts	– 0	–	(3,583,853)			– 0	–	(3,583,853)
Total Return Swaps	– 0	–	(1,081,790)			– 0	–	(1,081,790)

Total	$666,146,615		$234,121,744			$0	(a)	$900,268,359

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

In consideration of recent decisions rendered by the European courts, the Fund received reclaims filed to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2018 through 2020. These filings are subject to various administrative and judicial proceedings within these countries. For the six months ended April 30, 2023, the Fund successfully recovered taxes withheld by France which is reflected in the statement of operations. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for federal income tax purposes.

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In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the Fund’s average daily net assets. The Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

fees and expenses other than the advisory fees of any AB mutual Funds in which the Fund may invest) on an annual basis (the “Expense Caps”) to 1.30%, 2.05%, 1.05%, 1.55%, 1.30%, 1.05%, 1.30%, 1.05% and 1.05% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2024. For the six months ended April 30, 2023, such reimbursement amounted to $17.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2023, the reimbursement for such services amounted to $45,259.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $88,288 for the six months ended April 30, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $594 from the sale of Class A shares and received $2 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2023, such waiver amounted to $137,104.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2023 is as follows:

Fund	Market Value 10/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$284,520	$368,998	$370,879	$282,639	$5,726
Government Money Market Portfolio*	5,936	62,476	62,263	6,149	53

Total				$288,788	$5,779

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended October 31, 2022, the Adviser reimbursed the Fund $1,612 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .25% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $160,477, $17,034, $19,742 and $1,943,739 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$211,770,458		$363,590,194
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$75,683,880
Gross unrealized depreciation	(50,729,734)

Net unrealized appreciation	$24,954,146

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the

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Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2023, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2023, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

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At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2023, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2023, the Fund held total return swaps for hedging and non-hedging purposes.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Equity contracts				Payable for variation margin on futures	$447,051	*

Commodity contracts	Receivable for variation margin on futures	$3,767,302	*	Payable for variation margin on futures	3,016,526	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	4,891,251		Unrealized depreciation on forward currency exchange contracts	3,583,853

Interest rate contracts	Unrealized appreciation on inflation swaps	4,029,785

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value

Commodity contracts			Unrealized depreciation on total return swaps	$170,292

Equity contracts	Unrealized appreciation on total return swaps	$335,718	Unrealized depreciation on total return swaps	911,498

Total		$13,024,056		$8,129,220

*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(842,529)	$(668,432)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	(29,291,395)	10,524,011

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(2,197,799)	1,123,952

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	2,277,000	(3,874,276)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$	– 0	–	$(170,292)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps		4,151,424		(4,112,521)

Total			$(25,903,299)		$2,822,442

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2023:

Futures:
Average notional amount of buy contracts	$318,394,917
Average notional amount of sale contracts	$30,343,888
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$287,487,938
Average principal amount of sale contracts	$287,618,107
Inflation Swaps:
Average notional amount	$237,592,857
Total Return Swaps:
Average notional amount	$65,246,584

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

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AB All Market Real Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$1,529,046	$(1,503,164)		$	– 0	–	$	– 0	–	$25,882
Barclays Bank PLC	507,478	(507,478)			– 0	–		– 0	–	– 0	–
BNP Paribas SA	4,379	– 0	–		– 0	–		– 0	–	4,379
Citibank, NA	270,641	(270,641)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	1,324,495	(100,207)			(660,000)			– 0	–	564,288
Goldman Sachs Bank USA/Goldman Sachs International	4,109,499	(35,232)			(3,880,000)			– 0	–	194,267
JPMorgan Chase Bank, NA	93,632	(32,158)			– 0	–		– 0	–	61,474
Morgan Stanley Capital Services, Inc.	918,417	(127,312)			(450,000)			– 0	–	341,105
Natwest Markets PLC	27,332	– 0	–		– 0	–		– 0	–	27,332
Standard Chartered Bank	12,055	– 0	–		– 0	–		– 0	–	12,055
State Street Bank & Trust Co.	69,126	(42,516)			– 0	–		– 0	–	26,610
UBS AG	390,654	(390,654)			– 0	–		– 0	–	– 0	–

Total	$9,256,754	$(3,009,362)			$(4,990,000)		$	– 0	–	$1,257,392	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$1,503,164	$(1,503,164)		$	– 0	–	$	– 0	–	$ – 0	–
Bank of New York (The)	16,629	– 0	–		– 0	–		– 0	–	16,629
Barclays Bank PLC	1,411,080	(507,478)			– 0	–		– 0	–	903,602
Citibank, NA	300,631	(270,641)			(29,990)			– 0	–	– 0	–
Deutsche Bank AG	100,207	(100,207)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	35,232	(35,232)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	32,158	(32,158)			– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services, Inc.	127,312	(127,312)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	42,516	(42,516)			– 0	–		– 0	–	– 0	–
UBS AG	926,422	(390,654)			– 0	–		– 0	–	535,768

Total	$4,495,351	$(3,009,362)			$(29,990)		$	– 0	–	$1,455,999	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AllianceBernstein Cayman Inflation Strategy, Ltd.

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged*			Net Amount of Derivative Liabilities
Merrill Lynch International	$170,292	$	– 0	–	$(170,292)	$	– 0	–	$	– 0	–

Total	$170,292	$	– 0	–	$(170,292)	$	– 0	–		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the

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borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the consolidated statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended April 30, 2023 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$17,161,638	$6,149,135	$12,195,993	$136,503	$53,151	$1,115

*	As of April 30, 2023.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022

Class A
Shares sold	88,750	349,177	$788,148	$3,423,280

Shares issued in reinvestment of dividends	56,810	45,750	497,656	433,245

Shares converted from Class C	59	10,676	520	109,344

Shares redeemed	(99,939)	(164,526)	(890,646)	(1,613,537)

Net increase	45,680	241,077	$395,678	$2,352,332

Class C
Shares sold	25	55,339	$233	$550,702

Shares issued in reinvestment of dividends	4,357	1,299	39,079	12,612

Shares converted to Class A	(57)	(10,463)	(520)	(109,344)

Shares redeemed	(11,062)	(2,901)	(99,093)	(28,381)

Net increase (decrease)	(6,737)	43,274	$(60,301)	$425,589

Advisor Class
Shares sold	533,114	2,640,030	$4,670,881	$26,830,283

Shares issued in reinvestment of dividends	189,886	135,873	1,657,704	1,282,638

Shares redeemed	(1,009,308)	(982,915)	(8,879,223)	(9,652,710)

Net increase (decrease)	(286,308)	1,792,988	$(2,550,638)	$18,460,211

Class R
Shares sold	886	926	$7,991	$9,244

Shares issued in reinvestment of dividends	530	591	4,678	5,634

Shares redeemed	(1,059)	(26)	(9,821)	(262)

Net increase	357	1,491	$2,848	$14,616

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	Shares		Amount
	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022

Class K
Shares sold	28,387	123,524	$245,763	$1,212,120

Shares issued in reinvestment of dividends	9,361	11,559	80,877	108,197

Shares redeemed	(34,040)	(125,956)	(296,049)	(1,234,185)

Net increase	3,708	9,127	$30,591	$86,132

Class I
Shares sold	96,101	541,727	$841,917	$5,327,187

Shares issued in reinvestment of dividends	233,628	267,422	2,013,871	2,495,050

Shares redeemed	(407,709)	(315,402)	(3,786,084)	(3,078,805)

Net increase (decrease)	(77,980)	493,747	$(930,296)	$4,743,432

Class 1
Shares sold	7,601,148	14,122,033	$65,343,932	$137,649,533

Shares issued in reinvestment of dividends	3,020,774	5,191,186	25,827,622	48,122,290

Shares redeemed	(6,451,888)	(11,984,056)	(56,382,483)	(117,086,783)

Net increase	4,170,034	7,329,163	$34,789,071	$68,685,040

Class Z
Shares sold	9,338	14,904,457	$82,133	$150,963,872

Shares issued in reinvestment of dividends	3,055,896	5,796,984	26,372,384	54,143,834

Shares redeemed	(15,324,634)	(41,035,392)	(132,969,087)	(392,751,333)

Net decrease	(12,259,400)	(20,333,951)	$(106,514,570)	$(187,643,627)

There were no transactions in capital shares for Class 2 for the six months ended April 30, 2023 and the year ended October 31, 2022.

At April 30, 2023, certain AB mutual funds owned approximately 22% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because

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of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

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Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the

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1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Real Estate Risk—The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On

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December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2023.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$120,834,691	$34,109,559

Total distributions paid	$120,834,691	$34,109,559

As of October 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$77,586,580
Accumulated capital and other losses	(18,244,552	)(a)
Unrealized appreciation (depreciation)	(366,906,504	)(b)

Total accumulated earnings (deficit)	$(307,564,476	)(c)

(a)

As of October 31, 2022, the Fund had a net capital loss carryforward of $18,244,552. During the fiscal year, the Fund utilized $43,146,571 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of earnings from the Subsidiary, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2022, the Fund had a net short-term capital loss carryforward of $18,244,552, which may be carried forward for an indefinite period.

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NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 9.14	$ 10.81	$ 7.65	$ 8.66	$ 8.53	$ 8.90

Income From Investment Operations

Net investment income(a)(b)	.10	.14	.27	.09	.12	.14

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.24	(.86)	3.14	(.96)	.13	(.23)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.34	(.72)	3.41	(.87)	.25	(.09)

Less: Dividends

Dividends from net investment income	(.71)	(.95)	(.25)	(.14)	(.12)	(.28)

Net asset value, end of period	$ 8.77	$ 9.14	$ 10.81	$ 7.65	$ 8.66	$ 8.53

Total Return

Total investment return based on net asset value(d)*	3.72%	(7.01)%	45.48	%+	(10.11)%	2.97%	(1.11)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,817	$6,690	$5,306	$6,926	$10,634	$11,478

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.19	%^	1.16%	1.29%	1.29%	1.30%	1.26%

Expenses, before waivers/reimbursements(e)(f)‡	1.22	%^	1.18%	1.39%	1.40%	1.32%	1.27%

Net investment income(b)	2.26	%^	1.46%	2.86%	1.10%	1.42%	1.52%

Portfolio turnover rate	30%	79%	65%	88%	100%	141%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03	%^	.03%	.03%	.04%	.02%	.03%

See footnote summary on page 83.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 9.31	$ 10.86	$ 7.66	$ 8.63	$ 8.49	$ 8.83

Income From Investment Operations

Net investment income (loss)(a)(b)	.07	.07	(.49)	.03	.06	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.24	(.89)	3.86	(.95)	.11	(.23)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.31	(.82)	3.37	(.92)	.17	(.16)

Less: Dividends

Dividends from net investment income	(.67)	(.73)	(.17)	(.05)	(.03)	(.18)

Net asset value, end of period	$ 8.95	$ 9.31	$ 10.86	$ 7.66	$ 8.63	$ 8.49

Total Return

Total investment return based on net asset value(d)*	3.38%	(7.71)%	44.41%	(10.74	)%+	2.05	%+	(1.82)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$492	$574	$199	$508	$754	$1,225

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.94	%^	1.94%	2.04%	2.04%	2.05%	2.01%

Expenses, before waivers/reimbursements(e)(f)‡	1.97	%^	1.96%	2.19%	2.15%	2.07%	2.02%

Net investment income (loss)(b)	1.50	%^	.72%	(5.20)%	.34%	.66%	.78%

Portfolio turnover rate	30%	79%	65%	88%	100%	141%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03	%^	.03%	.03%	.04%	.02%	.03%

See footnote summary on page 83.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 9.14	$ 10.79	$ 7.63	$ 8.63	$ 8.51	$ 8.89

Income From Investment Operations

Net investment income(a)(b)	.11	.17	.16	.11	.14	.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.23	(.87)	3.27	(.95)	.12	(.24)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.34	(.70)	3.43	(.84)	.26	(.08)

Less: Dividends

Dividends from net investment income	(.73)	(.95)	(.27)	(.16)	(.14)	(.30)

Net asset value, end of period	$ 8.75	$ 9.14	$ 10.79	$ 7.63	$ 8.63	$ 8.51

Total Return

Total investment return based on net asset value(d)*	3.73%	(6.64)%	45.82	%+	(9.79)%	3.15%	(.96)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$27,869	$31,703	$18,096	$11,761	$18,611	$26,030

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.94	%^	.91%	1.04%	1.04%	1.05%	1.01%

Expenses, before waivers/reimbursements(e)(f)‡	.97	%^	.93%	1.17%	1.14%	1.07%	1.02%

Net investment income(b)	2.51	%^	1.75%	1.60%	1.33%	1.66%	1.77%

Portfolio turnover rate	30%	79%	65%	88%	100%	141%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03	%^	.03%	.03%	.04%	.02%	.03%

See footnote summary on page 83.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 9.16	$ 10.83	$ 7.53	$ 8.53	$ 8.40	$ 8.79

Income From Investment Operations

Net investment income (loss)(a)(b)	.09	.11	(.02)	.07	.10	.11

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.23	(.88)	3.41	(.95)	.11	(.23)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.32	(.77)	3.39	(.88)	.21	(.12)

Less: Dividends

Dividends from net investment income	(.66)	(.90)	(.09)	(.12)	(.08)	(.27)

Net asset value, end of period	$ 8.82	$ 9.16	$ 10.83	$ 7.53	$ 8.53	$ 8.40

Total Return

Total investment return based on net asset value(d)*	3.51%	(7.32)%	45.23	%+	(10.32)%	2.62%	(1.47)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$71	$70	$67	$54	$271	$271

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.53	%^	1.53%	1.54%	1.54%	1.55%	1.55%

Expenses, before waivers/reimbursements(e)(f)‡	1.60	%^	1.59%	1.57%	1.60%	1.57%	1.58%

Net investment income (loss)(b)	1.92	%^	1.06%	(.19)%	.92%	1.16%	1.24%

Portfolio turnover rate	30%	79%	65%	88%	100%	141%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03	%^	.03%	.03%	.04%	.02%	.03%

See footnote summary on page 83.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 9.02	$ 10.68	$ 7.55	$ 8.55	$ 8.42	$ 8.80

Income From Investment Operations

Net investment income (loss)(a)(b)	.10	.13	(.02)	.08	.12	.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.23	(.85)	3.39	(.94)	.13	(.23)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.33	(.72)	3.37	(.86)	.25	(.10)

Less: Dividends

Dividends from net investment income	(.70)	(.94)	(.24)	(.14)	(.12)	(.28)

Net asset value, end of period	$ 8.65	$ 9.02	$ 10.68	$ 7.55	$ 8.55	$ 8.42

Total Return

Total investment return based on net asset value(d)*	3.63%	(7.08)%	45.60	%+	(10.10)%	3.03%	(1.20)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,048	$1,059	$1,157	$1,453	$2,069	$2,604

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.27	%^	1.26%	1.26%	1.28%	1.27%	1.26%

Expenses, before waivers/reimbursements(e)(f)‡	1.29	%^	1.28%	1.28%	1.29%	1.28%	1.27%

Net investment income (loss)(b)	2.21	%^	1.33%	(.18)%	1.08%	1.44%	1.52%

Portfolio turnover rate	30%	79%	65%	88%	100%	141%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03	%^	.03%	.03%	.04%	.02%	.03%

See footnote summary on page 83.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 9.03	$ 10.70	$ 7.58	$ 8.58	$ 8.46	$ 8.83

Income From Investment Operations

Net investment income(a)(b)	.11	.17	.09	.12	.15	.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.23	(.86)	3.32	(.94)	.13	(.22)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.34	(.69)	3.41	(.82)	.28	(.05)

Less: Dividends

Dividends from net investment income	(.73)	(.98)	(.29)	(.18)	(.16)	(.32)

Net asset value, end of period	$ 8.64	$ 9.03	$ 10.70	$ 7.58	$ 8.58	$ 8.46

Total Return

Total investment return based on net asset value(d)*	3.84%	(6.75)%	46.03	%+	(9.76)%	3.39%	(.69)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$25,413	$27,260	$27,013	$21,817	$23,541	$12,213

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.84	%^	.86%	.84%	.86%	.85%	.83%

Expenses, before waivers/reimbursements(e)(f)‡	.87	%^	.88%	.85%	.87%	.86%	.84%

Net investment income(b)	2.61	%^	1.74%	.88%	1.49%	1.79%	1.96%

Portfolio turnover rate	30%	79%	65%	88%	100%	141%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03	%^	.03%	.03%	.04%	.02%	.03%

See footnote summary on page 83.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 8.95	$ 10.61	$ 7.52	$ 8.51	$ 8.39	$ 8.76

Income From Investment Operations

Net investment income(a)(b)	.10	.15	.13	.10	.13	.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.23	(.85)	3.23	(.93)	.12	(.22)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.33	(.70)	3.36	(.83)	.25	(.07)

Less: Dividends

Dividends from net investment income	(.71)	(.96)	(.27)	(.16)	(.13)	(.30)

Net asset value, end of period	$ 8.57	$ 8.95	$ 10.61	$ 7.52	$ 8.51	$ 8.39

Total Return

Total investment return based on net asset value(d)*	3.73%	(6.85)%	45.63%	(9.94)%	3.14%	(.92)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$646,886	$638,229	$678,946	$470,635	$608,485	$641,891

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.09	%^	1.08%	1.08%	1.10%	1.09%	1.08%

Expenses, before waivers/reimbursements(e)(f)‡	1.12	%^	1.10%	1.10%	1.11%	1.10%	1.08%

Net investment income(b)	2.37	%^	1.50%	1.33%	1.26%	1.62%	1.71%

Portfolio turnover rate	30%	79%	65%	88%	100%	141%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03	%^	.03%	.03%	.04%	.02%	.03%

See footnote summary on page 83.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 9.20	$ 10.88	$ 7.70	$ 8.71	$ 8.58	$ 8.96

Income From Investment Operations

Net investment income(a)(b)	.12	.18	.14	.12	.16	.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.24	(.88)	3.33	(.95)	.13	(.24)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.36	(.70)	3.47	(.83)	.29	(.06)

Less: Dividends

Dividends from net investment income	(.74)	(.98)	(.29)	(.18)	(.16)	(.32)

Net asset value, end of period	$ 8.82	$ 9.20	$ 10.88	$ 7.70	$ 8.71	$ 8.58

Total Return

Total investment return based on net asset value(d)*	3.91%	(6.63)%	46.10%	(9.70)%	3.46%	(.77)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9	$9	$11	$8	$9	$9

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.77	%^	.81%	.83%	.82%	.81%	.82%

Expenses, before waivers/reimbursements(e)(f)‡	.79	%^	.83%	.84%	.84%	.81%	.82%

Net investment income(b)	2.66	%^	1.78%	1.45%	1.53%	1.90%	1.95%

Portfolio turnover rate	30%	79%	65%	88%	100%	141%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03	%^	.03%	.03%	.04%	.02%	.03%

See footnote summary on page 83.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 9.04	$ 10.70	$ 7.58	$ 8.58	$ 8.46	$ 8.83

Income From Investment Operations

Net investment income(a)(b)	.11	.17	.14	.12	.16	.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.24	(.85)	3.27	(.94)	.12	(.22)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.35	(.68)	3.41	(.82)	.28	(.05)

Less: Dividends

Dividends from net investment income	(.74)	(.98)	(.29)	(.18)	(.16)	(.32)

Net asset value, end of period	$ 8.65	$ 9.04	$ 10.70	$ 7.58	$ 8.58	$ 8.46

Total Return

Total investment return based on net asset value(d)*	3.84%	(6.64)%	46.17%	(9.75)%	3.37%	(.68)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$204,142	$324,086	$601,545	$415,967	$487,326	$1,013,733

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.84	%^	.83%	.84%	.85%	.84%	.83%

Expenses, before waivers/reimbursements(e)(f)‡	.87	%^	.85%	.85%	.86%	.85%	.84%

Net investment income(b)	2.61	%^	1.76%	1.44%	1.51%	1.89%	1.86%

Portfolio turnover rate	30%	79%	65%	88%	100%	141%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03	%^	.03%	.03%	.04%	.02%	.03%

See footnote summary on page 83.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended April 30, 2023 and the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, such waiver amounted to .03% (annualized), .02%, .01%, .01%, .01% and .01%, respectively.

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
		2022	2021	2020	2019	2018

Class A
Net of waivers/reimbursements	1.18%^	1.16%	1.29%	1.29%	1.29%	1.26%
Before waivers/reimbursements	1.21%^	1.18%	1.39%	1.40%	1.32%	1.27%
Class C
Net of waivers/reimbursements	1.94%^	1.94%	2.04%	2.04%	2.04%	2.01%
Before waivers/reimbursements	1.96%^	1.96%	2.19%	2.15%	2.07%	2.02%
Advisor Class
Net of waivers/reimbursements	.93%^	.91%	1.04%	1.04%	1.04%	1.01%
Before waivers/reimbursements	.96%^	.93%	1.17%	1.14%	1.07%	1.02%
Class R
Net of waivers/reimbursements	1.52%^	1.53%	1.54%	1.54%	1.54%	1.55%
Before waivers/reimbursements	1.60%^	1.59%	1.57%	1.60%	1.57%	1.58%
Class K
Net of waivers/reimbursements	1.26%^	1.26%	1.26%	1.28%	1.27%	1.26%
Before waivers/reimbursements	1.29%^	1.28%	1.28%	1.29%	1.28%	1.27%
Class I
Net of waivers/reimbursements	.84%^	.86%	.84%	.86%	.84%	.83%
Before waivers/reimbursements	.86%^	.88%	.85%	.87%	.85%	.84%
Class 1
Net of waivers/reimbursements	1.08%^	1.08%	1.08%	1.10%	1.09%	1.08%
Before waivers/reimbursements	1.11%^	1.10%	1.10%	1.11%	1.09%	1.08%
Class 2
Net of waivers/reimbursements	.77%^	.81%	.83%	.82%	.81%	.82%
Before waivers/reimbursements	.79%^	.82%	.84%	.84%	.81%	.82%
Class Z
Net of waivers/reimbursements	.83%^	.83%	.84%	.85%	.83%	.83%
Before waivers/reimbursements	.86%^	.85%	.85%	.86%	.84%	.84%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended October 31, 2020 and October 31, 2019 by .02% and .07%, respectively.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See	notes to consolidated financial statements.

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BOARD OF DIRECTORS

Garry Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Vinod Chathlani(2), Vice President Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s All Market Real Return Portfolio Team. Messrs. Chathlani, Loewy and Zhu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Real Return Portfolio (the “Fund”) at a meeting held in-person on August 2-3, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

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The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund

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before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5-, and 10-year periods ended May 31, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 89

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The information provided included a pro forma expense ratio to reflect changes to the Fund’s transfer agent out-of-pocket expense allocation effective November 1, 2021. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s pro forma expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

90 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 91

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

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Core Opportunities Fund

Select US Equity Portfolio

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FIXED INCOME

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We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

92 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

AB ALL MARKET REAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMRR-0152-0423

APR    04.30.23

SEMI-ANNUAL REPORT

AB BOND INFLATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Bond Inflation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB BOND INFLATION STRATEGY | 1

SEMI-ANNUAL REPORT

June 7, 2023

This report provides management’s discussion of fund performance for the AB Bond Inflation Strategy for the semi-annual reporting period ended April 30, 2023.

The Fund’s investment objective is to maximize real return without assuming what the Adviser considers to be undue risk.

NAV RETURNS AS OF APRIL 30, 2023 (unaudited)

	6 Months	12 Months

AB BOND INFLATION STRATEGY

Class 1 Shares[1]	4.40%	-2.35%

Class 2 Shares[1]	4.55%	-2.18%

Class A Shares	4.37%	-2.44%

Class C Shares	3.89%	-3.21%

Advisor Class Shares[2]	4.47%	-2.23%

Class R Shares[2]	4.19%	-2.66%

Class K Shares[2]	4.35%	-2.40%

Class I Shares[2]	4.46%	-2.23%

Class Z Shares[2]	4.42%	-2.18%

Bloomberg 1-10 Year TIPS Index	3.70%	-1.82%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended April 30, 2023.

During the six-month period, all share classes outperformed the benchmark, before sales charges. Sector allocation was the largest contributor, relative to the benchmark, from allocations to investment-grade corporate bonds, agency risk-sharing securities, US Treasury futures and collateralized loan obligations that outweighed losses from allocations to Consumer Price Index (“CPI”) swaps, high-yield corporate bonds and mortgage pass-through securities. Yield-curve positioning on the two- and five-year parts of the curve contributed more than losses from positioning on the 10-year

2 | AB BOND INFLATION STRATEGY	abfunds.com

part of the curve. Overall positioning in US TIPS was a minor contributor to performance. Currency decisions were a minor detractor.

In the 12-month period, all share classes underperformed the benchmark, before sales charges. Sector allocation to high-yield corporate bonds, CPI swaps, US Treasury futures and interest rate swaps detracted more than gains from allocations to investment-grade corporate bonds and agency risk-sharing securities. Yield-curve positioning also detracted, mostly from positioning on the 10-year part of the curve that lost more than a gain from positioning on the two-year part of the curve. Overall positioning in TIPS contributed, as positioning in six-month and five-year TIPS contributed more than a loss from positioning in two-year TIPS. A currency position in the offshore Chinese renminbi was a minor contributor to performance.

The Fund’s heightened turnover rate of 101% was a result of the Fund shifting into more attractive government-related bonds. However, the Fund incurred lower turnover rate in non-government securities, which generally have higher transaction costs than government-related transactions.

During both periods, the Fund used currency forwards to hedge currency risk and actively manage currency positions. Treasury futures and interest rate swaps were used to manage duration, country exposure and yield-curve positioning. CPI swaps were used to hedge inflation and for investment purposes. Credit default swaps were used in the corporate and commercial mortgage-backed securities sectors for hedging and investment purposes.

MARKET REVIEW AND INVESTMENT STRATEGY

During the six-month period ended April 30, 2023, fixed-income government bond market yields were volatile after peaking in October, as investors adjusted their expectations for inflation, growth and central bank tightening. Some major developed-market central banks started to reduce rate hikes toward the end of the period and pause further hikes as overall inflation began to fall. Stress in the global banking sector caused yields to fall sharply in March. Falling yields during the period led all major developed-market treasuries to post positive returns except in the UK. Developed-market government bonds rose the most in the US, Australia and Canada, and by the least in Germany. In corporate credit-risk sectors, investment-grade and high-yield corporates outperformed developed-market treasury markets by a wide margin. Corporate bonds in the US and eurozone also outperformed respective treasuries. Emerging-market hard-currency sovereign and corporate bonds hedged to the US dollar, as well as local-currency bonds, led risk sector returns as the US dollar fell against the vast majority of developed- and emerging-market currencies. Brent crude oil prices fell on global growth concerns.

abfunds.com	AB BOND INFLATION STRATEGY | 3

INVESTMENT POLICIES

The Fund seeks real return. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing principally in inflation-indexed securities (such as TIPS or inflation-indexed securities from issuers other than the US Treasury) or by gaining inflation protection through derivatives transactions, such as inflation (CPI) swaps or total return swaps linked to TIPS. In deciding whether to purchase inflation-indexed securities or use inflation-linked derivatives transactions, the Adviser considers the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Fund may also invest in other fixed-income investments, such as US and non-US government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. While the Fund expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one nationally recognized statistical rating organization (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

Inflation-indexed securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the CPI for Urban Consumers. The Fund may also invest in other inflation-indexed securities, issued by both US and non-US issuers, and in derivative instruments linked to these securities.

The Fund may invest in derivatives, such as options, futures contracts, forwards or swaps. The Fund intends to use leverage for investment purposes. To do this, the Fund expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Fund’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser considers factors such as the relative risks and returns expected of potential investments and the costs of such transactions. The Adviser considers the impact of reverse repurchase agreements, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

(continued on next page)

4 | AB BOND INFLATION STRATEGY	abfunds.com

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in loan participations and assignments; structured securities; mortgage-backed and other asset-backed securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment-grade, the Fund will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

abfunds.com	AB BOND INFLATION STRATEGY | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

6 | AB BOND INFLATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Fund invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

abfunds.com	AB BOND INFLATION STRATEGY | 7

DISCLOSURES AND RISKS (continued)

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance.”

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 2.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and Class 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS 1 SHARES[2]			2.03%

1 Year	-2.35%	-2.35%

5 Years	3.28%	3.28%

10 Years	1.82%	1.82%

CLASS 2 SHARES[2]			2.13%

1 Year	-2.18%	-2.18%

5 Years	3.40%	3.40%

10 Years	1.93%	1.93%

CLASS A SHARES			1.68%

1 Year	-2.44%	-4.61%

5 Years	3.13%	2.66%

10 Years	1.66%	1.43%

CLASS C SHARES			0.97%

1 Year	-3.21%	-4.13%

5 Years	2.37%	2.37%

10 Years[3]	0.91%	0.91%

ADVISOR CLASS SHARES[4]			1.97%

1 Year	-2.23%	-2.23%

5 Years	3.40%	3.40%

10 Years	1.93%	1.93%

CLASS R SHARES[4]			1.39%

1 Year	-2.66%	-2.66%

5 Years	2.88%	2.88%

10 Years	1.43%	1.43%

CLASS K SHARES[4]			1.70%

1 Year	-2.40%	-2.40%

5 Years	3.12%	3.12%

10 Years	1.67%	1.67%

CLASS I SHARES[4]			2.04%

1 Year	-2.23%	-2.23%

5 Years	3.39%	3.39%

10 Years	1.93%	1.93%

CLASS Z SHARES[4]			2.12%

1 Year	-2.18%	-2.18%

5 Years	3.40%	3.40%

Since Inception[5]	2.87%	2.87%

(footnotes continued on next page)

abfunds.com	AB BOND INFLATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.78%, 0.67%, 1.04%, 1.78%, 0.78%, 1.43%, 1.10%, 0.78% and 0.68% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expenses (excluding extraordinary expenses, interest expense and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) to 0.60%, 0.50%, 0.75%, 1.50%, 0.50%, 1.00%, 0.75%, 0.50% and 0.50% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2024, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2023.

2

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore, their respective NAV and SEC returns are the same.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

5	Inception date: 12/11/2014.

10 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	-3.67%

5 Years	3.24%

10 Years	1.84%

CLASS 2 SHARES[1]

1 Year	-3.50%

5 Years	3.36%

10 Years	1.95%

CLASS A SHARES

1 Year	-5.99%

5 Years	2.61%

10 Years	1.45%

CLASS C SHARES

1 Year	-5.43%

5 Years	2.32%

10 Years[2]	0.93%

ADVISOR CLASS SHARES[3]

1 Year	-3.52%

5 Years	3.36%

10 Years	1.95%

CLASS R SHARES[3]

1 Year	-4.02%

5 Years	2.83%

10 Years	1.45%

CLASS K SHARES[3]

1 Year	-3.78%

5 Years	3.10%

10 Years	1.69%

CLASS I SHARES[3]

1 Year	-3.53%

5 Years	3.35%

10 Years	1.95%

CLASS Z SHARES[3]

1 Year	-3.50%

5 Years	3.36%

Since Inception[4]	2.89%

(footnotes continued on next page)

abfunds.com	AB BOND INFLATION STRATEGY | 11

HISTORICAL PERFORMANCE (continued)

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 12/11/2014.

12 | AB BOND INFLATION STRATEGY	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB BOND INFLATION STRATEGY | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,043.70	$4.66	0.92%
Hypothetical**	$1,000	$1,020.23	$4.61	0.92%
Class C
Actual	$1,000	$1,038.90	$8.44	1.67%
Hypothetical**	$1,000	$1,016.51	$8.35	1.67%
Advisor Class
Actual	$1,000	$1,044.70	$3.40	0.67%
Hypothetical**	$1,000	$1,021.47	$3.36	0.67%
Class R
Actual	$1,000	$1,041.90	$5.92	1.17%
Hypothetical**	$1,000	$1,018.99	$5.86	1.17%
Class K
Actual	$1,000	$1,043.50	$4.66	0.92%
Hypothetical**	$1,000	$1,020.23	$4.61	0.92%
Class I
Actual	$1,000	$1,044.60	$3.40	0.67%
Hypothetical**	$1,000	$1,021.47	$3.36	0.67%
Class 1
Actual	$1,000	$1,044.00	$3.90	0.77%
Hypothetical**	$1,000	$1,020.98	$3.86	0.77%
Class 2
Actual	$1,000	$1,045.50	$3.40	0.67%
Hypothetical**	$1,000	$1,021.47	$3.36	0.67%
Class Z
Actual	$1,000	$1,044.20	$3.45	0.68%
Hypothetical**	$1,000	$1,021.42	$3.41	0.68%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

14 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO SUMMARY

April 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $845.8

Total Investments ($mil): $856.1

INFLATION PROTECTION BREAKDOWN1

U.S. Inflation-Protected Exposure	73.8%

Non-Inflation Exposure	26.2

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS1

Corporates–Investment Grade	11.5%

Asset-Backed Securities	5.7%

Collateralized Mortgage Obligations	4.9%

Collateralized Loan Obligations	2.7%

Commercial Mortgage-Backed Securities	1.1%

Mortgage Pass-Throughs	1.1%

Corporates–Non-Investment Grade	1.0%

Local Governments–US Municipal Bonds	0.3%

Quasi-Sovereigns	0.3%

Emerging Markets–Corporate Bonds	0.3%

Emerging Markets–Sovereigns	0.1%

Common Stocks	0.1%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES2

Inflation-Linked Securities	70.9%

Corporates–Investment Grade	11.4%

Asset-Backed Securities	5.7%

Collateralized Mortgage Obligations	4.8%

Collateralized Loan Obligations	2.7%

Commercial Mortgage-Backed Securities	1.1%

Mortgage Pass-Throughs	1.1%

Corporates–Non-Investment Grade	1.0%

Local Governments–US Municipal Bonds	0.3%

Quasi-Sovereigns	0.3%

Emerging Markets–Corporate Bonds	0.3%

Emerging Markets–Sovereigns	0.1%

Common Stocks	0.1%

Short-Term Investments	0.2%

1

The Fund’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Fund’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

2

The Fund’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Fund (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Fund. The Fund uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Fund’s total investments will generally exceed its net assets.

abfunds.com	AB BOND INFLATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS

April 30, 2023 (unaudited)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 71.8%
United States – 71.8%
U.S. Treasury Inflation Index 0.125%, 07/15/2024 (TIPS)	U.S.$	71,616	$69,792,366
0.125%, 07/15/2026 (TIPS)		136,748	131,320,920
0.125%, 07/15/2030 (TIPS)(a)(b)		279,696	258,500,044
0.375%, 07/15/2027 (TIPS)		25,437	24,491,006
2.50%, 01/15/2029 (TIPS)(b)		115,699	123,074,526

Total Inflation-Linked Securities (cost $605,188,989)			607,178,862

CORPORATES - INVESTMENT GRADE – 11.5%
Financial Institutions – 5.8%
Banking – 4.5%
AIB Group PLC 7.583%, 10/14/2026(c)		2,155	2,224,994
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(c)		958	878,845
Banco Santander SA 4.175%, 03/24/2028		600	569,976
Bank of Ireland Group PLC 6.253%, 09/16/2026(c)		456	455,138
BNP Paribas SA 2.591%, 01/20/2028(c)		593	537,952
4.625%, 02/25/2031(d)		1,255	895,693
Capital One Financial Corp. 5.468%, 02/01/2029		353	347,197
Citigroup, Inc. 9.341% (LIBOR 3 Month + 4.07%), 07/30/2023(d)(e)		103	102,581
Series W 4.00%, 12/10/2025(d)		504	439,871
Series Y 4.15%, 11/15/2026(d)		480	396,586
Credit Suisse Group AG 4.194%, 04/01/2031(c)		614	544,213
6.373%, 07/15/2026(c)		1,025	999,816
Danske Bank A/S 4.298%, 04/01/2028(c)		746	707,872
6.466%, 01/09/2026(c)		604	606,060
Deutsche Bank AG/New York NY 2.129%, 11/24/2026		296	262,730
3.961%, 11/26/2025		405	386,520
6.119%, 07/14/2026		846	836,609

16 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Discover Bank 4.682%, 08/09/2028	U.S.$	327	$303,178
Federation des Caisses Desjardins du Quebec 4.55%, 08/23/2027(c)		1,174	1,153,866
Goldman Sachs Group, Inc. (The) Series V 4.125%, 11/10/2026(d)		775	650,682
HSBC Holdings PLC 4.762%, 03/29/2033		373	343,969
7.336%, 11/03/2026		1,794	1,882,606
8.113%, 11/03/2033		1,738	1,963,262
Intesa Sanpaolo SpA 7.00%, 11/21/2025(c)		283	289,039
JPMorgan Chase & Co. 4.565%, 06/14/2030		426	415,354
KBC Group NV 5.796%, 01/19/2029(c)		461	467,352
Lloyds Banking Group PLC 5.871%, 03/06/2029		722	738,447
8.00%, 09/27/2029(d)		1,011	923,559
Mitsubishi UFJ Financial Group, Inc. 5.475%, 02/22/2031		274	278,162
Mizuho Financial Group, Inc. 5.414%, 09/13/2028		1,151	1,162,660
Morgan Stanley 0.406%, 10/29/2027	EUR	1,030	994,109
4.21%, 04/20/2028	U.S.$	799	774,630
6.296%, 10/18/2028		1,224	1,286,081
Nationwide Building Society 2.972%, 02/16/2028(c)		982	897,302
NatWest Group PLC 4.269%, 03/22/2025		648	638,805
7.472%, 11/10/2026		548	572,463
PNC Financial Services Group, Inc. (The) 5.068%, 01/24/2034		276	271,755
Santander Holdings USA, Inc. 2.49%, 01/06/2028		497	436,078
6.499%, 03/09/2029		492	494,411
Santander UK Group Holdings PLC 6.833%, 11/21/2026		1,572	1,599,919
Societe Generale SA 2.797%, 01/19/2028(c)		1,764	1,578,833
Standard Chartered PLC 3.971%, 03/30/2026(c)		657	633,959
6.00%, 07/26/2025(c)(d)		1,267	1,209,706
6.783% (LIBOR 3 Month + 1.51%), 01/30/2027(c)(d)(e)		400	352,000

abfunds.com	AB BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.776%, 11/16/2025(c)	U.S.$	1,104	$1,136,226
Svenska Handelsbanken AB 4.75%, 03/01/2031(d)		1,400	1,101,002
UBS Group AG 4.488%, 05/12/2026(c)		648	628,813
UniCredit SpA 1.982%, 06/03/2027(c)		204	180,693
2.569%, 09/22/2026(c)		1,071	973,882
3.127%, 06/03/2032(c)		368	295,140
US Bancorp Series J 5.30%, 04/15/2027(d)		427	358,911
Wells Fargo & Co. Series BB 3.90%, 03/15/2026(d)		418	364,065

			38,543,572

Brokerage – 0.2%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(d)		253	241,633
Series I 4.00%, 06/01/2026(d)		1,366	1,143,957
Voya Financial, Inc. 5.65%, 05/15/2053		335	334,822

			1,720,412

Finance – 0.7%
Air Lease Corp. 2.875%, 01/15/2026		111	103,672
Aircastle Ltd. 2.85%, 01/26/2028(c)		1,329	1,156,097
4.125%, 05/01/2024		232	227,051
5.25%, 08/11/2025(c)		585	573,657
Aviation Capital Group LLC 1.95%, 01/30/2026(c)		751	672,528
1.95%, 09/20/2026(c)		346	302,016
3.50%, 11/01/2027(c)		211	190,691
4.125%, 08/01/2025(c)		7	6,686
4.375%, 01/30/2024(c)		194	190,690
4.875%, 10/01/2025(c)		246	238,266
5.50%, 12/15/2024(c)		550	542,564
Synchrony Financial 2.875%, 10/28/2031		791	583,497
3.95%, 12/01/2027		429	378,631
4.50%, 07/23/2025		244	228,421
4.875%, 06/13/2025		414	390,783

			5,785,250

18 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Insurance – 0.1%
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(c)	U.S.$	183	$160,917
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049		1,000	956,030

			1,116,947

REITs – 0.3%
American Tower Corp. 3.65%, 03/15/2027		635	607,422
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		1,373	1,131,681
Vornado Realty LP 3.40%, 06/01/2031		718	508,287

			2,247,390

			49,413,571

Industrial – 5.4%
Basic – 0.3%
Celanese US Holdings LLC 5.90%, 07/05/2024		2,365	2,367,625
Freeport Indonesia PT 4.763%, 04/14/2027(c)		415	409,112

			2,776,737

Capital Goods – 0.7%
CNH Industrial Capital LLC 3.95%, 05/23/2025		1,889	1,845,610
Flowserve Corp. 2.80%, 01/15/2032		545	440,910
Parker-Hannifin Corp. 4.50%, 09/15/2029		1,430	1,417,216
Regal Rexnord Corp. 6.05%, 02/15/2026(c)		2,018	2,046,575
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		180	171,612

			5,921,923

Communications - Media – 0.3%
Discovery Communications LLC 5.30%, 05/15/2049		83	67,817
Prosus NV 3.257%, 01/19/2027(c)		593	540,297
4.027%, 08/03/2050(c)		487	311,680
Tencent Holdings Ltd. 3.24%, 06/03/2050(c)		655	436,107
Warnermedia Holdings, Inc. 4.279%, 03/15/2032(c)		1,595	1,417,684

			2,773,585

abfunds.com	AB BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.4%
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(c)	U.S.$	1,942	$1,756,364
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(c)		1,378	1,260,071

			3,016,435

Consumer Cyclical - Other – 0.1%
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		92	93,201
MDC Holdings, Inc. 6.00%, 01/15/2043		731	645,751

			738,952

Consumer Cyclical - Retailers – 0.1%
Ross Stores, Inc. 4.70%, 04/15/2027		1,083	1,076,924

Consumer Non-Cyclical – 0.9%
Altria Group, Inc. 3.40%, 05/06/2030		950	848,103
BAT Capital Corp. 2.259%, 03/25/2028		1,727	1,499,640
4.906%, 04/02/2030		593	571,865
Cargill, Inc. 5.125%, 10/11/2032(c)		632	654,841
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		1,190	895,320
Philip Morris International, Inc. 4.875%, 02/13/2026		1,395	1,402,868
5.375%, 02/15/2033		1,242	1,265,275
5.625%, 11/17/2029		284	296,593
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		384	381,738

			7,816,243

Energy – 0.5%
Continental Resources, Inc./OK 2.875%, 04/01/2032(c)		1,496	1,175,392
5.75%, 01/15/2031(c)		1,113	1,084,697
Oleoducto Central SA 4.00%, 07/14/2027(c)		453	398,442
ONEOK Partners LP 6.125%, 02/01/2041		105	104,251
Var Energi ASA 7.50%, 01/15/2028(c)		867	916,566

20 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

8.00%, 11/15/2032(c)	U.S.$	680	$738,324

			4,417,672

Services – 0.2%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031		1,075	888,186
Expedia Group, Inc. 6.25%, 05/01/2025(c)		34	34,404
S&P Global, Inc. 4.25%, 05/01/2029		295	291,785
4.75%, 08/01/2028		59	60,161

			1,274,536

Technology – 1.6%
Entegris Escrow Corp. 4.75%, 04/15/2029(c)		1,896	1,763,735
Honeywell International, Inc. 4.125%, 11/02/2034	EUR	1,853	2,088,048
Infor, Inc. 1.75%, 07/15/2025(c)	U.S.$	450	412,173
International Business Machines Corp. 4.50%, 02/06/2026		981	982,295
4.90%, 07/27/2052		1,186	1,108,602
Kyndryl Holdings, Inc. 2.05%, 10/15/2026		1,428	1,250,400
Lenovo Group Ltd. 5.831%, 01/27/2028		1,193	1,201,798
6.536%, 07/27/2032		1,139	1,142,061
NXP BV/NXP Funding LLC 5.55%, 12/01/2028		711	725,796
SK Hynix, Inc. 2.375%, 01/19/2031(c)		382	287,049
TSMC Arizona Corp. 3.875%, 04/22/2027		1,009	989,955
Western Digital Corp. 2.85%, 02/01/2029		426	336,817
3.10%, 02/01/2032		1,182	855,898

			13,144,627

Transportation - Airlines – 0.1%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(c)		440	431,575
4.75%, 10/20/2028(c)		614	595,911

			1,027,486

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(c)		217	192,021
5.875%, 07/05/2034		275	265,005

			457,026

abfunds.com	AB BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.1%
ENA Master Trust 4.00%, 05/19/2048(c)	U.S.$	303	$224,410
ERAC USA Finance LLC 4.599%, 05/01/2028(c)		407	406,011
4.90%, 05/01/2033(c)		493	492,980

			1,123,401

			45,565,547

Utility – 0.3%
Electric – 0.3%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(c)		358	308,779
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(c)		661	492,362
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041		1,183	914,660
Engie Energia Chile SA 3.40%, 01/28/2030		751	615,257

			2,331,058

Total Corporates - Investment Grade (cost $103,702,381)			97,310,176

ASSET-BACKED SECURITIES – 5.8%
Autos - Fixed Rate – 3.1%
ACM Auto Trust Series 2023-1A, Class A 6.61%, 01/22/2030(c)		1,568	1,565,283
American Credit Acceptance Receivables Trust Series 2022-3, Class A 4.12%, 02/13/2026(c)		565	562,310
Avis Budget Rental Car Funding AESOP LLC Series 2023-3A, Class A 5.44%, 02/22/2028(c)		1,294	1,303,940
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		416	394,746
Series 2021-N4, Class D 2.30%, 09/11/2028		916	853,905
Series 2021-P4, Class D 2.61%, 09/11/2028		1,206	999,301
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(c)		1,080	1,002,844

22 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2022-A, Class C 2.17%, 04/16/2029(c)	U.S.$	1,765	$1,669,465
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(c)		351	334,208
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(c)		1,000	884,872
Hertz Vehicle Financing III LLC Series 2022-1A, Class C 2.63%, 06/25/2026(c)		1,660	1,526,637
LAD Auto Receivables Trust Series 2021-1A, Class A 1.30%, 08/17/2026(c)		589	573,630
Series 2022-1A, Class A 5.21%, 06/15/2027(c)		1,582	1,570,660
Octane Receivables Trust Series 2021-2A, Class B 2.02%, 09/20/2028(c)		1,508	1,376,514
Prestige Auto Receivables Trust Series 2022-1A, Class A2 5.90%, 07/15/2025(c)		1,302	1,300,813
Research-Driven Pagaya Motor Asset Trust VII Series 2022-3A, Class A 5.38%, 11/25/2030(c)		1,972	1,933,098
Santander Bank Auto Credit-Linked Notes Series 2022-A, Class B 5.281%, 05/15/2032(c)		1,650	1,611,884
Series 2022-B, Class B 5.721%, 08/16/2032(c)		1,630	1,621,527
Santander Bank NA - SBCLN Series 2021-1A, Class B 1.833%, 12/15/2031(c)		558	535,513
United Auto Credit Securitization Trust Series 2022-2, Class A 4.39%, 04/10/2025(c)		944	940,711
Series 2023-1, Class A 5.57%, 07/10/2025(c)		1,391	1,388,421
Westlake Automobile Receivables Trust Series 2023-2A, Class A2A 5.87%, 07/15/2026(c)		2,063	2,063,365

			26,013,647

Other ABS - Fixed Rate – 2.3%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(c)		1,457	1,217,341

abfunds.com	AB BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(c)	U.S.$	159	$154,671
Series 2021-Z2, Class A 1.17%, 11/16/2026(c)		279	268,258
Series 2022-X1, Class A 1.75%, 02/15/2027(c)		608	592,005
Amur Equipment Finance Receivables XI LLC Series 2022-2A, Class A2 5.30%, 06/21/2028(c)		908	903,186
Atalaya Equipment Leasing Trust Series 2021-1A, Class B 2.08%, 02/15/2027(c)		482	453,304
BHG Securitization Trust Series 2022-A, Class D 3.56%, 02/20/2035(c)		1,350	1,084,018
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(c)		455	392,961
College Ave Student Loans LLC Series 2021-C, Class B 2.72%, 07/26/2055(c)		603	508,518
Dext ABS LLC Series 2021-1, Class B 1.76%, 02/15/2028(c)		197	181,091
Series 2023-1, Class A2 5.99%, 03/15/2032(c)		2,148	2,147,787
Diamond Issuer Series 2021-1A, Class A 2.305%, 11/20/2051(c)		2,152	1,877,612
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(c)		765	661,200
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(c)		479	414,903
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(c)		495	465,177
Series 2020-1A, Class A2 3.981%, 12/20/2050(c)		327	284,077
MVW LLC Series 2021-2A, Class B 1.83%, 05/20/2039(c)		807	723,589
Neighborly Issuer Series 2022-1A, Class A2 3.695%, 01/30/2052(c)		1,648	1,371,785

24 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2023-1A, Class A2 7.308%, 01/30/2053(c)	U.S.$	1,965	$1,940,381
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(c)		516	436,460
Nelnet Student Loan Trust Series 2021-CA, Class B 2.53%, 04/20/2062(c)		758	615,352
Series 2021-DA, Class B 2.90%, 04/20/2062(c)		793	667,178
NMEF Funding LLC Series 2022-B, Class A2 6.07%, 06/15/2029(c)		968	972,945
Upstart Securitization Trust Series 2021-3, Class B 1.66%, 07/20/2031(c)		1,090	1,040,157

			19,373,956

Credit Cards - Fixed Rate – 0.4%
Brex Commercial Charge Card Master Trust Series 2022-1, Class A 4.63%, 07/15/2025(c)		2,894	2,823,661
Mission Lane Credit Card Master Trust Series 2021-A, Class B 2.24%, 09/15/2026(c)		352	337,531

			3,161,192

Total Asset-Backed Securities (cost $51,664,281)			48,548,795

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.9%
Risk Share Floating Rate – 4.7%
Bellemeade Re Ltd. Series 2019-3A, Class M1C 6.97% (LIBOR 1 Month + 1.95%), 07/25/2029(c)(e)		431	430,315
Series 2021-1A, Class M1C 7.765% (SOFR + 2.95%), 03/25/2031(c)(e)		728	728,730
Series 2021-2A, Class M1B 6.315% (SOFR + 1.50%), 06/25/2031(c)(e)		1,425	1,402,208
Series 2021-3A, Class A2 5.815% (SOFR + 1.00%), 09/25/2031(c)(e)		1,699	1,654,433
Series 2022-1, Class M1B 6.965% (SOFR + 2.15%), 01/26/2032(c)(e)		1,255	1,230,130
Series 2022-2, Class M1A 8.824% (SOFR + 4.00%), 09/27/2032(c)(e)		2,594	2,634,107

abfunds.com	AB BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 7.42% (LIBOR 1 Month + 2.40%), 04/25/2031(c)(e)	U.S.$	32	$32,150
Series 2019-R02, Class 1M2 7.32% (LIBOR 1 Month + 2.30%), 08/25/2031(c)(e)		8	8,091
Series 2019-R03, Class 1M2 7.17% (LIBOR 1 Month + 2.15%), 09/25/2031(c)(e)		6	5,567
Series 2019-R07, Class 1M2 7.12% (LIBOR 1 Month + 2.10%), 10/25/2039(c)(e)		56	55,553
Series 2020-R01, Class 1M2 7.07% (LIBOR 1 Month + 2.05%), 01/25/2040(c)(e)		344	344,593
Series 2020-R02, Class 2M2 7.02% (LIBOR 1 Month + 2.00%), 01/25/2040(c)(e)		174	174,046
Series 2022-R01, Class 1M2 6.715% (SOFR + 1.90%), 12/25/2041(c)(e)		2,899	2,807,440
Series 2022-R02, Class 2M1 6.015% (SOFR + 1.20%), 01/25/2042(c)(e)		1,634	1,621,827
Series 2022-R03, Class 1M2 8.315% (SOFR + 3.50%), 03/25/2042(c)(e)		2,283	2,324,215
Series 2022-R04, Class 1M2 7.915% (SOFR + 3.10%), 03/25/2042(c)(e)		573	578,828
Series 2023-R02, Class 1M1 7.124% (SOFR + 2.30%), 01/25/2043(c)(e)		1,067	1,071,314
Eagle Re Ltd. Series 2021-2, Class M1B 6.865% (SOFR + 2.05%), 04/25/2034(c)(e)		675	671,037
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA2, Class M3 9.82% (LIBOR 1 Month + 4.80%), 05/25/2028(e)		88	91,251
Series 2019-DNA4, Class M2 6.97% (LIBOR 1 Month + 1.95%), 10/25/2049(c)(e)		46	46,011
Series 2020-DNA1, Class M2 6.72% (LIBOR 1 Month + 1.70%), 01/25/2050(c)(e)		155	154,358
Series 2020-DNA5, Class M2 7.615% (SOFR + 2.80%), 10/25/2050(c)(e)		338	343,630
Series 2021-DNA5, Class M2 6.465% (SOFR + 1.65%), 01/25/2034(c)(e)		450	446,938

26 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2021-DNA6, Class M2 6.315% (SOFR + 1.50%), 10/25/2041(c)(e)	U.S.$	2,561	$2,466,927
Series 2021-HQA3, Class M1 5.665% (SOFR + 0.85%), 09/25/2041(c)(e)		1,025	995,141
Series 2021-HQA4, Class M2 7.165% (SOFR + 2.35%), 12/25/2041(c)(e)		1,765	1,650,840
Series 2022-DNA1, Class M1B 6.665% (SOFR + 1.85%), 01/25/2042(c)(e)		1,542	1,493,086
Series 2022-DNA2, Class M1B 7.215% (SOFR + 2.40%), 02/25/2042(c)(e)		2,468	2,430,898
Series 2022-DNA3, Class M1B 7.715% (SOFR + 2.90%), 04/25/2042(c)(e)		1,069	1,065,881
Series 2022-DNA4, Class M1B 8.165% (SOFR + 3.35%), 05/25/2042(c)(e)		2,051	2,082,125
Series 2022-DNA5, Class M1B 9.315% (SOFR + 4.50%), 06/25/2042(c)(e)		3,681	3,900,429
Series 2022-DNA6, Class M1A 6.965% (SOFR + 2.15%), 09/25/2042(c)(e)		1,051	1,056,139
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 9.92% (LIBOR 1 Month + 4.90%), 11/25/2024(e)		108	113,546
Series 2015-C02, Class 1M2 9.02% (LIBOR 1 Month + 4.00%), 05/25/2025(e)		94	97,877
Series 2015-C03, Class 1M2 10.02% (LIBOR 1 Month + 5.00%), 07/25/2025(e)		90	95,772
Series 2015-C04, Class 1M2 10.72% (LIBOR 1 Month + 5.70%), 04/25/2028(e)		363	387,257
Series 2021-R02, Class 2M2 6.815% (SOFR + 2.00%), 11/25/2041(c)(e)		1,221	1,167,893
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 7.768% (LIBOR 1 Month + 2.75%), 05/27/2023(c)(e)		489	479,802
Series 2019-3R, Class A 8.718% (LIBOR 1 Month + 3.70%), 11/27/2031(c)(e)		43	42,217
Series 2020-1R, Class A 8.368% (LIBOR 1 Month + 3.35%), 02/27/2023(c)(e)(f)		162	156,165
Radnor Re Ltd. Series 2019-1, Class M1B 6.97% (LIBOR 1 Month + 1.95%), 02/25/2029(c)(e)		586	586,008

abfunds.com	AB BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Triangle Re Ltd. Series 2021-3, Class M1A 6.715% (SOFR + 1.90%), 02/25/2034(c)(e)	U.S.$	727	$726,004

			39,850,779

Agency Floating Rate – 0.2%
Federal Home Loan Mortgage Corp. REMICs Series 3955, Class SD 1.652% (6.60% - LIBOR 1 Month), 11/15/2041(e)(g)		1,811	172,233
Series 4693, Class SL 1.202% (6.15% - LIBOR 1 Month), 06/15/2047(e)(g)		1,103	129,261
Series 4954, Class SL 1.03% (6.05% - LIBOR 1 Month), 02/25/2050(e)(g)		1,376	161,358
Series 4981, Class HS 1.08% (6.10% - LIBOR 1 Month), 06/25/2050(e)(g)		2,741	325,700
Federal National Mortgage Association REMICs Series 2014-78, Class SE 1.08% (6.10% - LIBOR 1 Month), 12/25/2044(e)(g)		791	88,089
Series 2016-77, Class DS 0.98% (6.00% - LIBOR 1 Month), 10/25/2046(e)(g)		876	95,798
Series 2017-62, Class AS 1.13% (6.15% - LIBOR 1 Month), 08/25/2047(e)(g)		940	117,797
Series 2017-97, Class LS 1.18% (6.20% - LIBOR 1 Month), 12/25/2047(e)(g)		1,339	170,893
Government National Mortgage Association Series 2017-122, Class SA 1.247% (6.20% - LIBOR 1 Month), 08/20/2047(e)(g)		727	89,070
Series 2017-134, Class MS 1.247% (6.20% - LIBOR 1 Month), 09/20/2047(e)(g)		817	104,420

			1,454,619

Non-Agency Floating Rate – 0.0%
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 7.12% (LIBOR 1 Month + 2.10%), 04/25/2047(c)(e)		136	128,342

Total Collateralized Mortgage Obligations (cost $41,328,066)			41,433,740

28 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 2.7%
CLO - Floating Rate – 2.7%
AGL CLO 10 Ltd. Series 2021-10A, Class A 6.39% (LIBOR 3 Month + 1.13%), 04/15/2034(c)(e)	U.S.$	250	$244,457
AGL CLO 12 Ltd. Series 2021-12A, Class D 8.10% (LIBOR 3 Month + 2.85%), 07/20/2034(c)(e)		948	863,796
AGL CLO 16 Ltd. Series 2021-16A, Class D 8.35% (LIBOR 3 Month + 3.10%), 01/20/2035(c)(e)		650	610,655
Balboa Bay Loan Funding Ltd. Series 2020-1A, Class DR 8.40% (LIBOR 3 Month + 3.15%), 01/20/2032(c)(e)		415	373,944
Series 2021-1A, Class A 6.45% (LIBOR 3 Month + 1.20%), 07/20/2034(c)(e)		1,111	1,087,648
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 8.36% (LIBOR 3 Month + 3.10%), 04/15/2034(c)(e)		1,000	909,295
Ballyrock CLO 16 Ltd. Series 2021-16A, Class C 8.15% (LIBOR 3 Month + 2.90%), 07/20/2034(c)(e)		660	593,188
Crown Point CLO 11 Ltd. Series 2021-11A, Class D 8.86% (LIBOR 3 Month + 3.60%), 01/17/2034(c)(e)		400	373,750
Dryden 78 CLO Ltd. Series 2020-78A, Class C 7.21% (LIBOR 3 Month + 1.95%), 04/17/2033(c)(e)		880	831,721
Series 2020-78A, Class D 8.26% (LIBOR 3 Month + 3.00%), 04/17/2033(c)(e)		460	427,811
Dryden 98 CLO Ltd. Series 2022-98A, Class D 8.149% (SOFR + 3.10%), 04/20/2035(c)(e)		500	441,107
Elevation CLO Ltd. Series 2020-11A, Class C 7.46% (LIBOR 3 Month + 2.20%), 04/15/2033(c)(e)		780	739,888

abfunds.com	AB BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Elmwood CLO IX Ltd. Series 2021-2A, Class D 8.20% (LIBOR 3 Month + 2.95%), 07/20/2034(c)(e)	U.S.$	1,065	$1,017,171
Flatiron CLO 21 Ltd. Series 2021-1A, Class D 8.165% (LIBOR 3 Month + 2.90%), 07/19/2034(c)(e)		1,120	1,034,741
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 6.32% (LIBOR 3 Month + 1.07%), 04/20/2034(c)(e)		1,077	1,058,638
Magnetite XXVI Ltd. Series 2020-26A, Class A1R 6.375% (LIBOR 3 Month + 1.12%), 07/25/2034(c)(e)		2,348	2,308,618
Neuberger Berman Loan Advisers CLO 42 Ltd Series 2021-42A, Class A 6.36% (LIBOR 3 Month + 1.10%), 07/16/2035(c)(e)		903	885,776
Neuberger Berman Loan Advisers CLO 42 Ltd. Series 2021-42A, Class D 8.06% (LIBOR 3 Month + 2.80%), 07/16/2035(c)(e)		1,295	1,215,732
Neuberger Berman Loan Advisers CLO 43 Ltd. Series 2021-43A, Class A 6.39% (LIBOR 3 Month + 1.13%), 07/17/2035(c)(e)		1,354	1,328,539
New Mountain CLO 3 Ltd. Series CLO-3A, Class A 6.43% (LIBOR 3 Month + 1.18%), 10/20/2034(c)(e)		500	487,833
OCP CLO Ltd. Series 2020-18A, Class AR 6.34% (LIBOR 3 Month + 1.09%), 07/20/2032(c)(e)		1,424	1,401,555
Pikes Peak CLO 8 Series 2021-8A, Class A 6.42% (LIBOR 3 Month + 1.17%), 07/20/2034(c)(e)		1,450	1,423,711
Rad CLO 7 Ltd. Series 2020-7A, Class C 7.26% (LIBOR 3 Month + 2.00%), 04/17/2033(c)(e)		400	381,253
Rad CLO 14 Ltd Series 2021-14A, Class A 6.43% (LIBOR 3 Month + 1.17%), 01/15/2035(c)(e)		291	284,516

30 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Regatta XX Funding Ltd. Series 2021-2A, Class D 8.36% (LIBOR 3 Month + 3.10%), 10/15/2034(c)(e)	U.S.$	1,425	$1,332,092
Regatta XXIV Funding Ltd. Series 2021-5A, Class D 8.35% (LIBOR 3 Month + 3.10%), 01/20/2035(c)(e)		500	454,333
Sixth Street CLO XVII Ltd. Series 2021-17A, Class A 6.49% (LIBOR 3 Month + 1.24%), 01/20/2034(c)(e)		381	376,062
Voya CLO Ltd. Series 2019-1A, Class DR 8.11% (LIBOR 3 Month + 2.85%), 04/15/2031(c)(e)		340	300,108

Total Collateralized Loan Obligations (cost $23,882,127)			22,787,938

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.1%
Non-Agency Fixed Rate CMBS – 0.6%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(c)		520	436,592
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class D 4.00%, 04/10/2046(c)		79	79,246
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.298%, 08/10/2044(c)		19	7,016
Series 2014-GC18, Class D 5.223%, 01/10/2047(c)		158	51,428
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(c)(f)(h)		572	540,348
Series 2021-1, Class A2 2.435%, 08/15/2026(c)(f)(h)		1,421	1,356,538
Series 2021-1, Class AS 2.638%, 08/15/2026(c)(f)(h)		40	36,198
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035(c)(e)(f)		1,070	1,018,165
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class B 4.341%, 08/15/2047		314	286,033

abfunds.com	AB BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-C22, Class XA 0.948%, 09/15/2047(i)	U.S.$	17,508	$119,010
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		78	32,674
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class XA 1.188%, 10/15/2048(i)		9,318	159,198
Wells Fargo Commercial Mortgage Trust Series 2016-LC25, Class C 4.488%, 12/15/2059		330	287,475
Series 2016-NXS6, Class C 4.533%, 11/15/2049		525	460,421

			4,870,342

Non-Agency Floating Rate CMBS – 0.5%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 5.948% (LIBOR 1 Month + 1.00%), 11/15/2033(c)(e)		1,755	1,673,020
BBCMS Mortgage Trust Series 2020-BID, Class A 7.088% (LIBOR 1 Month + 2.14%), 10/15/2037(c)(e)		1,383	1,336,777
BX Commercial Mortgage Trust Series 2019-IMC, Class D 6.848% (LIBOR 1 Month + 1.90%), 04/15/2034(c)(e)		185	178,438
Series 2019-IMC, Class E 7.098% (LIBOR 1 Month + 2.15%), 04/15/2034(c)(e)		895	858,448
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 6.56% (SOFR + 2.00%), 01/25/2051(c)(e)		111	104,861
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 6.469% (SOFR + 1.58%), 07/15/2036(c)(e)		461	430,228

			4,581,772

Total Commercial Mortgage-Backed Securities (cost $10,211,339)			9,452,114

MORTGAGE PASS-THROUGHS – 1.1%
Agency Fixed Rate 30-Year – 1.1%
Federal National Mortgage Association Series 2022 2.50%, 03/01/2052		3,671	3,186,969

32 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.00%, 02/01/2052	U.S.$	6,505	$5,877,869

Total Mortgage Pass-Throughs (cost $10,183,165)			9,064,838

CORPORATES - NON-INVESTMENT GRADE – 1.0%
Industrial – 0.9%
Capital Goods – 0.0%
TK Elevator Midco GmbH 4.375%, 07/15/2027	EUR	401	394,088

Communications - Media – 0.4%
Altice Financing SA 3.00%, 01/15/2028		642	547,755
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(c)	U.S.$	104	87,718
4.50%, 06/01/2033(c)		368	293,414
4.75%, 02/01/2032(c)		2,261	1,871,113
DISH DBS Corp. 5.75%, 12/01/2028(c)		1,067	760,525
VZ Vendor Financing II BV 2.875%, 01/15/2029	EUR	561	484,902

			4,045,427

Communications - Telecommunications – 0.1%
Altice France SA/France 3.375%, 01/15/2028		307	258,607
Lorca Telecom Bondco SA 4.00%, 09/18/2027		642	650,289

			908,896

Consumer Cyclical - Automotive – 0.1%
Ford Motor Credit Co. LLC 7.35%, 11/04/2027	U.S.$	501	516,040

Consumer Cyclical - Entertainment – 0.1%
Carnival Corp. 4.00%, 08/01/2028(c)		1,235	1,070,807

Consumer Non-Cyclical – 0.1%
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028	EUR	550	524,805

abfunds.com	AB BOND INFLATION STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.1%
APCOA Parking Holdings GmbH 4.625%, 01/15/2027	EUR	642	$608,438

			8,068,501

Utility – 0.1%
Electric – 0.1%
Vistra Corp. 7.00%, 12/15/2026(c)(d)	U.S.$	751	674,736

Total Corporates - Non-Investment Grade (cost $10,480,290)			8,743,237

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.3%
United States – 0.3%
City of New York Series 2021-D 1.923%, 08/01/2031		775	639,535
Port Authority of New York & New Jersey Series 2020-A 1.086%, 07/01/2023		660	655,324
Tobacco Settlement Finance Authority/WV Series 2020 3.00%, 06/01/2035		396	396,248
University of California Series 2021-B 3.071%, 05/15/2051		1,465	1,059,283

Total Local Governments - US Municipal Bonds (cost $3,286,877)			2,750,390

QUASI-SOVEREIGNS – 0.3%
Quasi-Sovereign Bonds – 0.3%
Hungary – 0.1%
Magyar Export-Import Bank Zrt 6.125%, 12/04/2027(c)		1,197	1,204,313

Mexico – 0.2%
Comision Federal de Electricidad 3.348%, 02/09/2031(c)		675	537,806
4.688%, 05/15/2029(c)		1,016	914,591

			1,452,397

Total Quasi-Sovereigns (cost $2,883,511)			2,656,710

34 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 0.3%
Industrial – 0.3%
Basic – 0.0%
Volcan Cia Minera SAA 4.375%, 02/11/2026(c)	U.S.$	125	$94,437

Capital Goods – 0.1%
Embraer Netherlands Finance BV 5.40%, 02/01/2027		590	567,875
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(c)		270	866

			568,741

Communications - Media – 0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(c)		427	343,014

Consumer Cyclical - Other – 0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(c)		483	419,908

Consumer Non-Cyclical – 0.1%
Natura & Co. Luxembourg Holdings SARL 6.00%, 04/19/2029(c)		592	524,660
Natura Cosmeticos SA 4.125%, 05/03/2028(c)		583	483,088
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(c)(f)(h)(j)(k)		655	66

			1,007,814

			2,433,914

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LP 6.125%, 03/01/2026(c)(f)		89	85,322

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(c)(l)(m)		257	8,926

Total Emerging Markets - Corporate Bonds (cost $3,732,216)			2,528,162

abfunds.com	AB BOND INFLATION STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - SOVEREIGNS – 0.1%
Dominican Republic – 0.1%
Dominican Republic International Bond 4.875%, 09/23/2032(c) (cost $1,213,000)	U.S.$	1,213	$1,042,649

		Shares
COMMON STOCKS – 0.1%
Financials – 0.1%
Insurance – 0.1%
Mt Logan Re Ltd. (Special Investment)(h)(j)(n) (cost $493,491)		556	522,137

		Principal Amount (000)
GOVERNMENTS - SOVEREIGN BONDS – 0.0%
Colombia – 0.0%
Colombia Government International Bond 3.125%, 04/15/2031 (cost $247,311)	U.S.$	248	183,567

		Shares
SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.74%(o)(p)(q) (cost $1,928,945)		1,928,945	1,928,945

Total Investments – 101.2% (cost $870,425,989)			856,132,260
Other assets less liabilities – (1.2)%			(10,353,752)

Net Assets – 100.0%			$845,778,508

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	496	June 2023	$60,240,750	$1,642,623
U.S. T-Note 2 Yr (CBT) Futures	526	June 2023	108,442,297	848,395
U.S. T-Note 5 Yr (CBT) Futures	293	June 2023	32,154,461	67,145

36 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Sold Contracts
10 Yr Japan Bond (OSE) Futures	27	June 2023	$29,448,420	$(631,305)
U.S. Ultra Bond (CBT) Futures	26	June 2023	3,676,563	(158,103)

				$1,768,755

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	EUR	5,893	USD	6,272	05/11/2023	$(224,376)
State Street Bank & Trust Co.	JPY	1,314	USD	10	06/15/2023	223

						$(224,153)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 40, 5 Year Index, 06/20/2028*	(5.00)%	Quarterly	4.65%	USD	10,100	$(198,991)	$(21,848)	$(177,143)

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	9,000	07/15/2023	1.902%	CPI#	Maturity	$1,011,570	$	– 0	–	$1,011,570
USD	3,000	01/15/2024	1.599%	CPI#	Maturity	399,085		– 0	–	399,085
USD	64,600	02/26/2025	1.589%	CPI#	Maturity	8,116,131		– 0	–	8,116,131
USD	38,550	02/28/2025	1.527%	CPI#	Maturity	4,959,314		– 0	–	4,959,314
USD	61,010	05/13/2027	3.263%	CPI#	Maturity	(547,329)		– 0	–	(547,329)
USD	29,760	07/08/2027	2.778%	CPI#	Maturity	182,609		– 0	–	182,609
USD	29,760	07/08/2027	2.770%	CPI#	Maturity	193,409		– 0	–	193,409
USD	20,700	07/15/2024	3.440%	CPI#	Maturity	1,385		– 0	–	1,385

						$14,316,174	$	– 0	–	$14,316,174

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

abfunds.com	AB BOND INFLATION STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation (Depreciation)
USD	1,160	06/09/2025	2.000%	1 Day SOFR	Annual	$51,337	$66,428		$(15,091)
USD	2,106	08/04/2025	1.970%	1 Day SOFR	Annual	97,000	127,800		(30,800)
USD	5,400	10/04/2026	1.170%	1 Day SOFR	Annual	441,176	545,891		(104,715)
USD	1,080	11/08/2026	1.451%	1 Day SOFR	Annual	79,295	100,847		(21,552)
USD	1,080	11/09/2026	1.470%	1 Day SOFR	Annual	78,589	100,850		(22,261)
USD	7,030	04/04/2027	2.235%	1 Day SOFR	Annual	328,781	510,145		(181,364)
USD	20,920	06/05/2027	0.345%	1 Day SOFR	Annual	2,590,330	3,012,281		(421,951)
USD	715	07/12/2027	2.000%	1 Day SOFR	Annual	42,359	58,962		(16,603)
USD	5,395	06/04/2029	1.985%	1 Day SOFR	Annual	399,367	559,674		(160,307)
USD	3,170	09/27/2029	1.300%	1 Day SOFR	Annual	369,836	460,573		(90,737)
USD	40,300	05/21/2031	1.394%	1 Day SOFR	Annual	5,320,677	6,532,321		(1,211,644)
USD	1,490	11/10/2035	2.410%	1 Day SOFR	Annual	122,905	179,916		(57,011)
USD	595	03/06/2042	3.500%	1 Day SOFR	Annual	(27,113)	– 0	–	(27,113)

						$9,894,539	$12,255,688		$(2,361,149)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	5	$(1,063)	$(765)	$(298)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	5	(1,063)	(612)	(451)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	7	(1,536)	(698)	(838)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	15	(3,189)	(2,124)	(1,065)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	15	(3,189)	(1,935)	(1,254)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	14	(2,953)	(1,591)	(1,362)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	21	(4,370)	(2,478)	(1,892)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	25	(5,079)	(2,974)	(2,105)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	25	(5,079)	(2,880)	(2,199)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	29	(5,906)	(2,895)	(3,011)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	34	(7,087)	(4,018)	(3,069)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	53	(10,866)	(6,009)	(4,857)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	50	(10,276)	(5,257)	(5,019)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3	(591)	(330)	(261)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	70	(14,410)	(7,848)	(6,562)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	74	(15,355)	(5,564)	(9,791)

38 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	97	$(19,961)	$(7,387)	$(12,574)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	17	(3,543)	(1,856)	(1,687)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	74	(15,355)	(8,646)	(6,709)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	86	(17,717)	(9,976)	(7,741)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	124	(25,631)	(13,101)	(12,530)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	125	(25,749)	(13,156)	(12,593)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	409	(84,334)	(21,631)	(62,703)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	9	(1,771)	(1,202)	(569)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	9	(1,771)	(709)	(1,062)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	17	(3,543)	(1,564)	(1,979)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	17	(3,543)	(1,445)	(2,098)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	34	(6,969)	(3,362)	(3,607)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	95	(19,607)	(9,335)	(10,272)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	102	(21,024)	(8,118)	(12,906)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50%	USD	109	(22,560)	(7,109)	(15,451)

						$(365,090)	$(156,575)	$(208,515)

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, NA	USD 23,800	07/15/2023	1.848%	CPI#	Maturity	$2,743,487	$	– 0	–	$2,743,487

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at April 30, 2023
JPMorgan Chase Bank†	4.87%	—	$5,895,222

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2023.

abfunds.com	AB BOND INFLATION STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Inflation-Linked Securities	$5,895,222	$	– 0	–	$	– 0	–	$	– 0	–	$5,895,222

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2023, the aggregate market value of these securities amounted to $166,380,836 or 19.7% of net assets.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2023.

(f)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.37% of net assets as of April 30, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$556,039	$540,348	0.06%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	1,452,432	1,356,538	0.16%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	40,741	36,198	0.00%
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	1,137,092	1,018,165	0.12%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 8.368%, 02/27/2023	02/11/2000	161,644	156,165	0.02%
Terraform Global Operating LP 6.125%, 03/01/2026	02/08/2018	89,000	85,322	0.01%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	01/24/2014	363,153	66	0.00%

(g)	Inverse interest only security.

(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(i)	IO – Interest Only.

(j)	Fair valued by the Adviser.

(k)	Defaulted matured security.

(l)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2023.

(m)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2023.

(n)	Non-income producing security.

40 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(o)	Affiliated investments.

(p)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(q)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations: EUR – Euro JPY – Japanese Yen USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

LIBOR – London Interbank Offered Rate

OSE – Osaka Securities Exchange

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 41

STATEMENT OF ASSETS & LIABILITIES

April 30, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $868,497,044)	$854,203,315
Affiliated issuers (cost $1,928,945)	1,928,945
Cash	59,889
Cash collateral due from broker	12,302,462
Unaffiliated interest and dividends receivable	2,832,816
Unrealized appreciation on inflation swaps	2,743,487
Receivable for investment securities sold	1,040,012
Receivable for capital stock sold	931,178
Receivable for variation margin on futures	406,624
Affiliated dividends receivable	79,286
Unrealized appreciation on forward currency exchange contracts	223

Total assets	876,528,237

Liabilities
Payable for investment securities purchased	19,592,043
Payable for reverse repurchase agreements	5,895,222
Cash collateral due to broker	2,770,000
Payable for capital stock redeemed	972,815
Market value on credit default swaps (net premiums received $156,575)	365,090
Payable for variation margin on centrally cleared swaps	282,856
Unrealized depreciation on forward currency exchange contracts	224,376
Advisory fee payable	191,227
Distribution fee payable	49,899
Administrative fee payable	33,270
Transfer Agent fee payable	26,539
Foreign capital gains tax payable	14,365
Directors’ fees payable	3,386
Accrued expenses	328,641

Total liabilities	30,749,729

Net Assets	$845,778,508

Composition of Net Assets
Capital stock, at par	$81,082
Additional paid-in capital	954,625,790
Accumulated loss	(108,928,364)

Net Assets	$845,778,508

See notes to financial statements.

42 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$57,859,996	5,482,680	$10.55	*

C	$11,308,344	1,108,381	$10.20

Advisor	$334,220,474	31,619,820	$10.57

R	$2,430,587	229,501	$10.59

K	$4,592,878	435,405	$10.55

I	$5,370,945	514,883	$10.43

1	$373,130,280	36,180,141	$10.31

2	$45,918,378	4,453,979	$10.31

Z	$10,946,626	1,057,371	$10.35

*	The maximum offering price per share for Class A shares was $10.79 which reflects a sales charge of 2.25%.

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 43

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2023 (unaudited)

Investment Income
Interest	$20,677,470
Dividends—Affiliated issuers	324,209	$21,001,679

Expenses
Advisory fee (see Note B)	2,375,496
Distribution fee—Class A	74,743
Distribution fee—Class C	64,613
Distribution fee—Class R	6,029
Distribution fee—Class K	5,532
Distribution fee—Class 1	187,360
Transfer agency—Class A	45,441
Transfer agency—Class C	9,766
Transfer agency—Advisor Class	324,235
Transfer agency—Class R	3,135
Transfer agency—Class K	4,426
Transfer agency—Class I	2,694
Transfer agency—Class 1	28,134
Transfer agency—Class 2	3,604
Transfer agency—Class Z	1,256
Registration fees	140,631
Custody and accounting	97,895
Audit and tax	57,772
Administrative	52,545
Printing	46,663
Legal	23,913
Directors’ fees	15,943
Miscellaneous	18,073

Total expenses before interest expense	3,589,899
Interest expense	831,581

Total expenses	4,421,480
Less: expenses waived and reimbursed by the Adviser (see Note B)	(883,480)

Net expenses		3,538,000

Net investment income		17,463,679

See notes to financial statements.

44 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(93,597,831)
Forward currency exchange contracts	(172,841)
Futures	1,040,314
Swaps	11,086,197
Foreign currency transactions	(925,289)
Net change in unrealized appreciation (depreciation) of:
Investments	122,303,898
Forward currency exchange contracts	(119,359)
Futures	2,089,067
Swaps	(16,898,510)
Foreign currency denominated assets and liabilities	29,002

Net gain on investment and foreign currency transactions	24,834,648

Net Increase in Net Assets from Operations	$42,298,327

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 45

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$17,463,679	$68,607,369
Net realized loss on investment and foreign currency transactions	(82,569,450)	(30,103,162)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	107,404,098	(147,233,438)

Net increase (decrease) in net assets from operations	42,298,327	(108,729,231)
Distributions to Shareholders
Class A	(1,030,926)	(4,072,663)
Class C	(187,452)	(935,082)
Advisor Class	(7,736,381)	(35,350,604)
Class R	(38,101)	(134,438)
Class K	(74,971)	(306,142)
Class I	(105,103)	(438,474)
Class 1	(7,001,795)	(25,583,456)
Class 2	(905,031)	(4,260,551)
Class Z	(202,367)	(1,252,299)
Capital Stock Transactions
Net increase (decrease)	(237,744,062)	215,890,499

Total increase (decrease)	(212,727,862)	34,827,559
Net Assets
Beginning of period	1,058,506,370	1,023,678,811

End of period	$845,778,508	$1,058,506,370

See notes to financial statements.

46 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS

April 30, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Bond Inflation Strategy Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Effective March 7, 2022, the maximum sales charge for purchases of Class A shares was reduced from 4.25% to 2.25% and purchases in amounts of $500,000 or more, or by certain group retirement plans, may be subject to a 1%, 18-month contingent deferred sales charge, which may be subject to waiver in certain circumstances. Prior to March 7, 2022, purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may have been subject to a 1%, 1-year contingent deferred sales charge, which may have been subject to waiver in certain circumstances. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, Class 2 and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

abfunds.com	AB BOND INFLATION STRATEGY | 47

NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily

48 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a

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valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2023:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$607,178,862		$	– 0	–	$607,178,862
Corporates – Investment Grade		– 0	–	97,310,176			– 0	–	97,310,176
Asset-Backed Securities		– 0	–	48,548,795			– 0	–	48,548,795
Collateralized Mortgage Obligations		– 0	–	41,433,740			– 0	–	41,433,740
Collateralized Loan Obligations		– 0	–	22,787,938			– 0	–	22,787,938
Commercial Mortgage-Backed Securities		– 0	–	7,519,030			1,933,084		9,452,114
Mortgage Pass-Throughs		– 0	–	9,064,838			– 0	–	9,064,838
Corporates – Non-Investment Grade		– 0	–	8,743,237			– 0	–	8,743,237
Local Governments – US Municipal Bonds		– 0	–	2,750,390			– 0	–	2,750,390
Quasi-Sovereigns		– 0	–	2,656,710			– 0	–	2,656,710
Emerging Markets – Corporate Bonds		– 0	–	2,528,096			66		2,528,162
Emerging Markets – Sovereigns		– 0	–	1,042,649			– 0	–	1,042,649
Common Stocks		– 0	–	– 0	–		522,137		522,137
Governments – Sovereign Bonds		– 0	–	183,567			– 0	–	183,567
Short-Term Investments		1,928,945		– 0	–		– 0	–	1,928,945

Total Investments in Securities		1,928,945		851,748,028			2,455,287		856,132,260
Other Financial Instruments(a):
Assets:
Futures		2,558,163		– 0	–		– 0	–	2,558,163	(b)
Forward Currency Exchange Contracts		– 0	–	223			– 0	–	223
Centrally Cleared Inflation (CPI) Swaps		– 0	–	14,863,503			– 0	–	14,863,503	(b)
Centrally Cleared Interest Rate Swap		– 0	–	9,921,652			– 0	–	9,921,652	(b)
Inflation (CPI) Swaps		– 0	–	2,743,487			– 0	–	2,743,487

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Investments in Securities:	Level 1		Level 2			Level 3			Total
Liabilities:
Futures	$(789,408)		$	– 0	–	$	– 0	–	$(789,408	)(b)
Forward Currency Exchange Contracts	– 0	–		(224,376)			– 0	–	(224,376)
Centrally Cleared Credit Default Swaps	– 0	–		(198,991)			– 0	–	(198,991	)(b)
Centrally Cleared Inflation (CPI) Swaps	– 0	–		(547,329)			– 0	–	(547,329	)(b)
Centrally Cleared Interest Rate Swap	– 0	–		(27,113)			– 0	–	(27,113	)(b)
Credit Default Swaps	– 0	–		(365,090)			– 0	–	(365,090)
Reverse Repurchase Agreements	(5,895,222)			– 0	–		– 0	–	(5,895,222)

Total	$(2,197,522)			$877,913,994			$2,455,287		$878,171,759

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of

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its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these

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differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest), on an annual basis (“Expense Caps”) to .75%, 1.50%, .50%, 1.00%, .75%, .50%, .60%, .50% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2024 and then may be extended for additional one-year terms. For the six months ended April 30, 2023, such reimbursement amounted to $876,126.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2023, the reimbursement for such services amounted to $52,545.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $107,202 for the six months ended April 30, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,873 from the sale of Class A shares and received $1,611 and $2,060 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual

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advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2023, such waiver amounted to $7,354.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2023 is as follows:

Fund	Market Value 10/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$43,764	$396,515	$438,350	$1,929	$324

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $299,524, $61,521, $60,357 and $1,583,264 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision

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for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$50,445,720	$79,608,624
U.S. government securities	938,693,936	1,155,520,879

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$27,615,282
Gross unrealized depreciation	(26,051,555)

Net unrealized appreciation	$1,563,727

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by

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the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2023, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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During the six months ended April 30, 2023, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central

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clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two

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payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2023, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of the Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2023, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are

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subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2023, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC

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derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$2,558,163	*	Payable for variation margin on futures	$789,408	*

Credit contracts				Payable for variation margin on centrally cleared swaps	177,143	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	14,863,503	*	Payable for variation margin on centrally cleared swaps	2,908,478	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	223		Unrealized depreciation on forward currency exchange contracts	224,376

Interest rate contracts	Unrealized appreciation on inflation swaps	2,743,487

Credit contracts				Market value on credit default swaps	365,090

Total		$20,165,376			$4,464,495

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

62 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$1,040,314	$2,089,067

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(172,841)	(119,359)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	12,181,079	(17,663,228)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(1,094,882)	764,718

Total		$11,953,670	$(14,928,802)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2023:

Futures:
Average notional amount of buy contracts	$150,629,926
Average notional amount of sale contracts	$62,214,844
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$797,386	(a)
Average principal amount of sale contracts	$7,775,284
Interest Rate Swaps:
Average notional amount	$595,000	(b)
Inflation Swaps:
Average notional amount	$23,800,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$90,016,000
Centrally Cleared Inflation Swaps:
Average notional amount	$292,862,857
Credit Default Swaps:
Average notional amount of sale contracts	$4,329,535
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$10,100,000

(a)	Positions were open for one month during the period.

(b)	Positions were open for four months during the period.

abfunds.com	AB BOND INFLATION STRATEGY | 63

NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
JPMorgan Chase Bank, NA	$2,743,487	$	– 0	–	$(2,743,487)		$	– 0	–	$	– 0	–
State Street Bank & Trust Co.	223		– 0	–	– 0	–		– 0	–		223

Total	$2,743,710	$	– 0	–	$(2,743,487)		$	– 0	–		$223	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$224,376	$	– 0	–	$	– 0	–	$	– 0	–	$224,376
Citigroup Global Markets, Inc.	61,656		– 0	–		– 0	–		– 0	–	61,656
Credit Suisse International	50,317		– 0	–		(50,317)			– 0	–	– 0	–
Deutsche Bank AG	172,329		– 0	–		– 0	–		(158,504)		13,825
Goldman Sachs International	58,228		– 0	–		– 0	–		(58,228)		– 0	–
Morgan Stanley Capital Services LLC	22,560		– 0	–		– 0	–		– 0	–	22,560

Total	$589,466	$	– 0	–		$(50,317)			$(216,732)		$322,417	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

64 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended April 30, 2023, the Fund earned drop income of $7,795 which is included in interest income in the accompanying statement of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2023, the average amount of reverse repurchase agreements outstanding was $35,404,242 and the daily weighted average interest rate was 4.68%. At April 30, 2023, the Fund had reverse repurchase agreements outstanding in the amount of $5,895,222 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2023:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
JPMorgan Chase Bank.	$5,895,222	$(5,895,222)	$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

66 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022

Class A
Shares sold	760,656	3,408,664	$7,933,074	$39,211,778

Shares issued in reinvestment of dividends and distributions	75,133	255,057	787,722	2,866,214

Shares converted from Class C	14,520	26,159	150,134	297,352

Shares redeemed	(1,583,470)	(2,041,123)	(16,473,461)	(22,492,315)

Net increase (decrease)	(733,161)	1,648,757	$(7,602,531)	$19,883,029

Class C
Shares sold	94,757	957,369	$950,655	$10,835,221

Shares issued in reinvestment of dividends and distributions	15,481	73,644	157,104	802,273

Shares converted to Class A	(15,003)	(26,969)	(150,134)	(297,352)

Shares redeemed	(541,574)	(560,082)	(5,457,455)	(6,068,964)

Net increase (decrease)	(446,339)	443,962	$(4,499,830)	$5,271,178

Advisor Class
Shares sold	5,564,792	40,616,333	$57,991,112	$468,051,394

Shares issued in reinvestment of dividends and distributions	525,464	2,345,667	5,504,021	26,434,513

Shares redeemed	(23,599,215)	(33,515,631)	(247,410,154)	(375,042,679)

Net increase (decrease)	(17,508,959)	9,446,369	$(183,915,021)	$119,443,228

Class R
Shares sold	29,965	141,704	$314,107	$1,603,993

Shares issued in reinvestment of dividends and distributions	3,619	11,932	38,101	134,438

Shares redeemed	(59,265)	(95,894)	(618,875)	(1,097,267)

Net increase (decrease)	(25,681)	57,742	$(266,667)	$641,164

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022

Class K
Shares sold	27,271	112,908	$284,949	$1,294,450

Shares issued in reinvestment of dividends and distributions	7,155	27,068	74,971	306,141

Shares redeemed	(24,447)	(335,148)	(255,090)	(3,896,262)

Net increase (decrease)	9,979	(195,172)	$104,830	$(2,295,671)

Class I
Shares sold	82,960	423,106	$850,891	$4,824,045

Shares issued in reinvestment of dividends and distributions	10,146	39,405	105,103	438,474

Shares redeemed	(208,918)	(346,343)	(2,151,445)	(3,852,368)

Net increase (decrease)	(115,812)	116,168	$(1,195,451)	$1,410,151

Class 1
Shares sold	3,814,537	11,062,605	$39,001,896	$125,319,297

Shares issued in reinvestment of dividends and distributions	511,601	1,752,879	5,239,274	19,320,268

Shares redeemed	(6,915,508)	(6,204,606)	(70,461,113)	(68,561,063)

Net increase (decrease)	(2,589,370)	6,610,878	$(26,219,943)	$76,078,502

Class 2
Shares sold	321,409	3,439,902	$3,290,089	$39,531,686

Share issued in reinvestment of dividends and distributions	74,705	347,497	764,684	3,835,645

Shares redeemed	(1,835,244)	(3,552,396)	(18,568,956)	(40,218,571)

Net increase (decrease)	(1,439,130)	235,003	$(14,514,183)	$3,148,760

Class Z
Shares sold	130,523	660,539	$1,341,289	$7,478,978

Share issued in reinvestment of dividends and distributions	19,652	113,031	201,989	1,250,674

Shares redeemed	(114,835)	(1,528,362)	(1,178,544)	(16,419,494)

Net increase (decrease)	35,340	(754,792)	$364,734	$(7,689,842)

68 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Fund invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling

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NOTES TO FINANCIAL STATEMENTS (continued)

such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

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NOTES TO FINANCIAL STATEMENTS (continued)

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2023.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$68,537,505	$27,901,153
Net long-term capital gains	3,796,204	3,495,951

Total taxable distributions paid	$72,333,709	$31,397,104

As of October 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,129,746
Accumulated capital and other losses	(21,564,655	)(a)
Unrealized appreciation (depreciation)	(115,209,506	)(b)

Total accumulated earnings (deficit)	$(133,644,415	)(c)

(a)	As of October 31, 2022, the Fund had a net capital loss carryforward of $21,564,655.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2022, the Fund had a net short-term capital loss carryforward of $9,889,007 and a net long-term capital loss carryforward of $11,665,648, which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.29	$ 11.97	$ 11.56	$ 10.95	$ 10.47	$ 10.83

Income From Investment Operations

Net investment income(a)(b)	.18	.64	.51	.25	.21	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.26	(1.66)	.35	.59	.52	(.38)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.44	(1.02)	.86	.84	.73	(.10)

Less: Dividends and Distributions

Dividends from net investment income	(.18)	(.62)	(.45)	(.23)	(.24)	(.26)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.18)	(.66)	(.45)	(.23)	(.25)	(.26)

Net asset value, end of period	$ 10.55	$ 10.29	$ 11.97	$ 11.56	$ 10.95	$ 10.47

Total Return

Total investment return based on net asset value(d)	4.37%	(8.93)%	7.63%	7.64%	7.00%	(.99)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$57,860	$63,936	$54,687	$31,248	$38,422	$52,116

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.92	%^	.84%	.78%	.91%	1.25%	1.31%

Expenses, before waivers/reimbursements(e)	1.17	%^	1.04%	1.00%	1.18%	1.51%	1.56%

Net investment income(b)	3.57	%^	5.69%	4.29%	2.26%	1.93%	2.60%

Portfolio turnover rate	101%	79%	62%	48%	40%	36%

See footnote summary on page 84.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 9.96	$ 11.63	$ 11.25	$ 10.67	$ 10.24	$ 10.61

Income From Investment Operations

Net investment income(a)(b)	.14	.54	.44	.18	.13	.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.25	(1.62)	.31	.56	.49	(.37)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.39	(1.08)	.75	.74	.62	(.18)

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.55)	(.37)	(.16)	(.19)	(.19)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.15)	(.59)	(.37)	(.16)	(.19)	(.19)

Net asset value, end of period	$ 10.20	$ 9.96	$ 11.63	$ 11.25	$ 10.67	$ 10.24

Total Return

Total investment return based on net asset value(d)	3.89%	(9.58)%	6.87%	6.92%	6.18%	(1.77)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$11,308	$15,480	$12,915	$3,823	$2,607	$3,391

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.67	%^	1.59%	1.53%	1.64%	1.99%	2.03%

Expenses, before waivers/reimbursements(e)	1.92	%^	1.78%	1.75%	1.91%	2.26%	2.29%

Net investment income(b)	2.76	%^	4.91%	3.79%	1.62%	1.28%	1.77%

Portfolio turnover rate	101%	79%	62%	48%	40%	36%

See footnote summary on page 84.

76 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.30	$ 11.99	$ 11.57	$ 10.96	$ 10.49	$ 10.84

Income From Investment Operations

Net investment income(a)(b)	.19	.67	.57	.27	.27	.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.27	(1.67)	.33	.60	.48	(.37)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.46	(1.00)	.90	.87	.75	(.07)

Less: Dividends and Distributions

Dividends from net investment income	(.19)	(.65)	(.48)	(.26)	(.27)	(.28)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.19)	(.69)	(.48)	(.26)	(.28)	(.28)

Net asset value, end of period	$ 10.57	$ 10.30	$ 11.99	$ 11.57	$ 10.96	$ 10.49

Total Return

Total investment return based on net asset value(d)	4.47%	(8.72)%	7.98%	7.93%	7.21%	(.68)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$334,220	$506,033	$475,604	$135,677	$168,440	$150,011

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.67	%^	.59%	.53%	.66%	.97%	1.05%

Expenses, before waivers/reimbursements(e)	.92	%^	.78%	.74%	.92%	1.24%	1.31%

Net investment income(b)	3.67	%^	5.95%	4.76%	2.44%	2.47%	2.80%

Portfolio turnover rate	101%	79%	62%	48%	40%	36%

See footnote summary on page 84.

abfunds.com	AB BOND INFLATION STRATEGY | 77

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.32	$ 12.00	$ 11.57	$ 10.93	$ 10.46	$ 10.82

Income From Investment Operations

Net investment income(a)(b)	.17	.61	.45	.21	.20	.24

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.26	(1.67)	.38	.62	.49	(.37)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.43	(1.06)	.83	.83	.69	(.13)

Less: Dividends and Distributions

Dividends from net investment income	(.16)	(.58)	(.40)	(.19)	(.22)	(.23)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.16)	(.62)	(.40)	(.19)	(.22)	(.23)

Net asset value, end of period	$ 10.59	$ 10.32	$ 12.00	$ 11.57	$ 10.93	$ 10.46

Total Return

Total investment return based on net asset value(d)	4.19%	(9.15)%	7.44%	7.61	%(f)	6.64%	(1.15)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,431	$2,633	$2,369	$3,066	$6,992	$6,354

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.17	%^	1.09%	1.04%	1.21%	1.47%	1.54%

Expenses, before waivers/reimbursements(e)	1.53	%^	1.43%	1.40%	1.58%	1.83%	1.90%

Net investment income(b)	3.36	%^	5.36%	3.74%	1.88%	1.88%	2.24%

Portfolio turnover rate	101%	79%	62%	48%	40%	36%

See footnote summary on page 84.

78 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.28	$ 11.96	$ 11.54	$ 10.92	$ 10.45	$ 10.81

Income From Investment Operations

Net investment income(a)(b)	.19	.61	.52	.27	.17	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.26	(1.64)	.34	.58	.54	(.38)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.45	(1.03)	.86	.85	.71	(.11)

Less: Dividends and Distributions

Dividends from net investment income	(.18)	(.61)	(.44)	(.23)	(.23)	(.25)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.18)	(.65)	(.44)	(.23)	(.24)	(.25)

Net asset value, end of period	$ 10.55	$ 10.28	$ 11.96	$ 11.54	$ 10.92	$ 10.45

Total Return

Total investment return based on net asset value(d)	4.35%	(8.94)%	7.64%	7.74%	6.88%	(1.01)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,593	$4,373	$7,420	$6,790	$5,051	$12,055

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.92	%^	.82%	.78%	.89%	1.27%	1.35%

Expenses, before waivers/reimbursements(e)	1.22	%^	1.10%	1.09%	1.21%	1.57%	1.65%

Net investment income(b)	3.64	%^	5.33%	4.34%	2.40%	1.61%	2.57%

Portfolio turnover rate	101%	79%	62%	48%	40%	36%
See footnote summary on page 84.

abfunds.com	AB BOND INFLATION STRATEGY | 79

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.17	$ 11.84	$ 11.44	$ 10.84	$ 10.38	$ 10.74

Income From Investment Operations

Net investment income(a)(b)	.20	.66	.51	.27	.25	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.25	(1.64)	.37	.59	.49	(.36)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.45	(.98)	.88	.86	.74	(.08)

Less: Dividends and Distributions

Dividends from net investment income	(.19)	(.65)	(.48)	(.26)	(.27)	(.28)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.19)	(.69)	(.48)	(.26)	(.28)	(.28)

Net asset value, end of period	$ 10.43	$ 10.17	$ 11.84	$ 11.44	$ 10.84	$ 10.38

Total Return

Total investment return based on net asset value(d)	4.46%	(8.67)%	7.88%	7.97%	7.23%	(.73)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,371	$6,414	$6,093	$8,297	$9,893	$5,688

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.67	%^	.59%	.53%	.65%	.94%	1.11%

Expenses, before waivers/reimbursements(e)	.87	%^	.78%	.74%	.88%	1.18%	1.34%

Net investment income(b)	3.90	%^	5.92%	4.31%	2.42%	2.40%	2.67%

Portfolio turnover rate	101%	79%	62%	48%	40%	36%

See footnote summary on page 84.

80 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.06	$ 11.73	$ 11.35	$ 10.77	$ 10.33	$ 10.69

Income From Investment Operations

Net investment income(a)(b)	.19	.64	.52	.26	.24	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.25	(1.62)	.34	.59	.48	(.36)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.44	(.98)	.86	.85	.72	(.08)

Less: Dividends and Distributions

Dividends from net investment income	(.19)	(.65)	(.48)	(.27)	(.27)	(.28)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.19)	(.69)	(.48)	(.27)	(.28)	(.28)

Net asset value, end of period	$ 10.31	$ 10.06	$ 11.73	$ 11.35	$ 10.77	$ 10.33

Total Return

Total investment return based on net asset value(d)	4.40%	(8.75)%	7.77%	7.84%	7.18%	(.77	)%(f)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$373,131	$390,055	$377,333	$312,381	$319,282	$306,620

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.77	%^	.69%	.63%	.75%	1.07%	1.14%

Expenses, before waivers/reimbursements(e)	.89	%^	.78%	.75%	.88%	1.20%	1.28%

Net investment income(b)	3.71	%^	5.76%	4.44%	2.42%	2.31%	2.66%

Portfolio turnover rate	101%	79%	62%	48%	40%	36%

See footnote summary on page 84.

abfunds.com	AB BOND INFLATION STRATEGY | 81

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.06	$ 11.73	$ 11.34	$ 10.76	$ 10.32	$ 10.69

Income From Investment Operations

Net investment income(a)(b)	.19	.64	.53	.28	.26	.29

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.25	(1.61)	.35	.58	.48	(.37)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.44	(.97)	.88	.86	.74	(.08)

Less: Dividends and Distributions

Dividends from net investment income	(.19)	(.66)	(.49)	(.28)	(.29)	(.29)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.19)	(.70)	(.49)	(.28)	(.30)	(.29)

Net asset value, end of period	$ 10.31	$ 10.06	$ 11.73	$ 11.34	$ 10.76	$ 10.32

Total Return

Total investment return based on net asset value(d)	4.55%	(8.77)%	7.98%	7.96%	7.19%	(.77)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$45,918	$59,262	$66,348	$60,289	$58,829	$50,705

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.67	%^	.58%	.53%	.65%	.96%	1.03%

Expenses, before waivers/reimbursements(e)	.79	%^	.67%	.65%	.78%	1.09%	1.17%

Net investment income(b)	3.73	%^	5.75%	4.51%	2.53%	2.45%	2.78%

Portfolio turnover rate	101%	79%	62%	48%	40%	36%

See footnote summary on page 84.

82 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.10	$ 11.77	$ 11.38	$ 10.80	$ 10.35	$ 10.72

Income From Investment Operations

Net investment income(a)(b)	.20	.67	.56	.24	.27	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.24	(1.65)	.32	.62	.47	(.36)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.44	(.98)	.88	.86	.74	(.08)

Less: Dividends and Distributions

Dividends from net investment income	(.19)	(.65)	(.49)	(.28)	(.28)	(.29)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.19)	(.69)	(.49)	(.28)	(.29)	(.29)

Net asset value, end of period	$ 10.35	$ 10.10	$ 11.77	$ 11.38	$ 10.80	$ 10.35

Total Return

Total investment return based on net asset value(d)	4.42%	(8.65)%	7.94%	7.92%	7.26%	(.77)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10,947	$10,320	$20,910	$11,016	$32,606	$26,142

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.68	%^	.58%	.53%	.67%	.96%	1.06%

Expenses, before waivers/reimbursements(e)	.80	%^	.68%	.65%	.81%	1.10%	1.21%

Net investment income(b)	3.88	%^	6.02%	4.81%	2.16%	2.50%	2.69%

Portfolio turnover rate	101%	79%	62%	48%	40%	36%

See footnote summary on page 84.

abfunds.com	AB BOND INFLATION STRATEGY | 83

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest/bank overdraft expense:

	Six Months Ended April 30, 2023		Year Ended October 31,
	(unaudited)		2022	2021	2020	2019	2018

Class A
Net of waivers/reimbursements	.75	%^	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	1.00	%^	.95%	.97%	1.01%	1.02%	1.01%
Class C
Net of waivers/reimbursements	1.50	%^	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.75	%^	1.69%	1.72%	1.77%	1.77%	1.76%
Advisor Class
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.74	%^	.69%	.72%	.77%	.77%	.76%
Class R
Net of waivers/reimbursements	1.00	%^	1.00%	1.00%	1.00%	1.00%	1.00%
Before waivers/reimbursements	1.36	%^	1.34%	1.36%	1.37%	1.36%	1.36%
Class K
Net of waivers/reimbursements	.75	%^	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	1.05	%^	1.02%	1.05%	1.07%	1.04%	1.05%
Class I
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.69	%^	.69%	.71%	.73%	.73%	.73%
Class 1
Net of waivers/reimbursements	.60	%^	.60%	.60%	.60%	.60%	.60%
Before waivers/reimbursements	.71	%^	.69%	.72%	.73%	.73%	.74%
Class 2
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.61	%^	.59%	.62%	.63%	.63%	.64%
Class Z
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.62	%^	.60%	.62%	.63%	.64%	.65%

(f)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

84 | AB BOND INFLATION STRATEGY	abfunds.com

BOARD OF DIRECTORS

Garry Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Michael Canter(2), Vice President Michael Rosborough(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1,
Boston, MA 02114-2016

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services,

Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Multi-Sector Fixed-Income Team. Messrs. Canter and Rosborough are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB BOND INFLATION STRATEGY | 85

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

86 | AB BOND INFLATION STRATEGY	abfunds.com

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB BOND INFLATION STRATEGY | 87

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Bond Inflation Strategy (the “Fund”) at a meeting held in-person on November 1-3, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the

abfunds.com	AB BOND INFLATION STRATEGY | 89

Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and discussed with the Adviser the reasons it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was in line with the medians.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

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Select US Equity Portfolio

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We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB BOND INFLATION STRATEGY | 93

NOTES

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NOTES

abfunds.com	AB BOND INFLATION STRATEGY | 95

NOTES

96 | AB BOND INFLATION STRATEGY	abfunds.com

AB BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

BIS-0152-0423

APR    04.30.23

SEMI-ANNUAL REPORT

AB HIGH YIELD PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB High Yield Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB HIGH YIELD PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 7, 2023

This report provides management’s discussion of fund performance for the AB High Yield Portfolio for the semi-annual reporting period ended April 30, 2023.

At meetings held on January 31–February 1, 2023, the Board of Directors of the AB Bond Fund, Inc. (the “Board”) approved the reorganization of the Fund into a newly created exchange-traded fund (“ETF”) (the “Conversion”), to be managed by the Adviser. Pursuant to an Agreement and Plan of Acquisition and Termination (the “Plan”), the Fund was converted into an ETF (the “Acquiring Portfolio”), a newly created series of AB Active ETFs, Inc., with an identical investment objective, and identical fundamental investment policies and investment strategies as the Fund. The closing date of the Conversion was May 15, 2023. In connection with the Conversion, the assets and liabilities of the Fund were transferred to the Acquiring Portfolio, and stockholders of the Fund received shares of the Acquiring Portfolio, equal in aggregate net asset value (“NAV”) to the NAV of their shares of the Fund (less cash corresponding to any fractional share amount). Also in connection with the Conversion, Class A and Class Z shares of the Fund were automatically converted into Advisor Class shares on April 14, 2023. The Adviser believes that the Conversion will provide multiple benefits for investors of the Fund, including lower net expenses, additional share trading flexibility, increased transparency of portfolio holdings and enhanced tax efficiency.

The Fund’s investment objective is to seek to maximize total return consistent with prudent investment management.

NAV RETURNS AS OF APRIL 30, 2023 (unaudited)

	6 Months	12 Months

AB HIGH YIELD PORTFOLIO

Advisor Class Shares	6.20%	0.02%

Primary Benchmark: Bloomberg US Corporate HY 2% Issuer Capped Index	6.21%	1.21%

Markit iBoxx USD Liquid High Yield Index	5.64%	1.50%

INVESTMENT RESULTS

The preceding table shows the Fund’s performance compared with its primary benchmark, the Bloomberg US Corporate High Yield (“HY”) 2% Issuer Capped Index, for the six- and 12-month periods ended April 30, 2023. The table also includes the Markit iBoxx USD Liquid High Yield Index.

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During both periods, the Fund underperformed the primary benchmark. In the six-month period, industry allocation was the largest detractor, relative to the benchmark, mainly from an overweight to banking, an underweight to consumer cyclical–other, along with off-benchmark exposure to US Treasuries and high-yield credit default swaps. Yield-curve positioning was a minor detractor. Security selection contributed to performance, as selection within telecommunications, automotive, retail, consumer cyclical–other, consumer noncyclical, basic, capital goods and transportation services added more to performance than losses within banking, finance and technology. Currency decisions were a minor contributor to performance during the period.

During the 12-month period, industry allocation was the primary detractor, mostly from an underweight to energy, an overweight to banking, the utilization of high-yield credit default swaps and total return swaps, and exposure to US Treasuries that lost more than gains from underweights to technology and real estate investment trusts, as well as exposure to investment-grade corporate credit default swaps. Security selection contributed, as gains from selection within telecommunications, basic industry, capital goods, retailers, consumer noncyclical and energy were partially offset by losses among technology, finance and banking. Yield-curve positioning contributed, mainly from an underweight on the six-month part of the curve and an overweight on the 10-year part of the curve that added more to performance than a loss from an overweight to the five-year part of the curve. Currency decisions added modestly to performance.

During both periods, the Fund used derivatives in the form of futures to hedge duration and interest-rate risk, and interest rate swaps to hedge duration risk. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps, both single name and index, were used to take active exposure as well as to hedge investment-grade and high-yield credit risk taken through cash bonds. Total return swaps were used to create synthetic high-yield exposure. Credit options were used to generate income over the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

During the six-month period ended April 30, 2023, fixed-income government bond market yields were volatile after peaking in October, as investors adjusted their expectations for inflation, growth and central bank tightening. Some major developed-market central banks started to reduce rate hikes toward the end of the period and pause further hikes as overall inflation began to fall. Stress in the global banking sector caused yields to fall sharply in March. Falling yields during the period led all major developed-market treasuries to post positive returns except in the UK. Developed-market government bonds rose the most in the US, Australia

abfunds.com	AB HIGH YIELD PORTFOLIO | 3

and Canada, and by the least in Germany. In corporate credit-risk sectors, investment-grade and high-yield corporates outperformed developed-market treasury markets by a wide margin. Corporate bonds in the US and eurozone also outperformed respective treasuries. Emerging-market hard-currency sovereign and corporate bonds hedged to the US dollar, as well as local-currency bonds, led risk sector returns as the US dollar fell against the vast majority of developed- and emerging-market currencies. Brent crude oil prices fell on global growth concerns.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek to maximize total return, utilizing a high-yield strategy with a global, multi-sector approach. The Team invests in corporate bonds from US and non-US issuers, and government bonds from developed and emerging markets, primarily focusing on lower-rated bonds (“junk bonds”), although it may also invest in investment-grade bonds.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities rated Ba1 or lower by Moody’s Investors Service, or BB+ or lower by S&P Global Ratings or Fitch Ratings, or the equivalent by any nationally recognized statistical rating organization (commonly known as “junk bonds”); unrated securities considered by the Adviser to be of comparable quality; and related derivatives.

The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may also invest in equity securities.

In selecting securities for purchase or sale by the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser combines quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

The Fund invests most often in securities of US issuers, but may also purchase fixed-income securities of foreign issuers, including securities denominated in foreign currencies and securities of emerging-market issuers. The Adviser may or may not hedge any foreign currency exposure through the use of currency-related derivatives.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may

(continued on next page)

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provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit default and interest rate swaps to gain exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency-related derivatives. The Adviser may use derivatives to effectively leverage the Fund by creating aggregate market exposure substantially in excess of the Fund’s net assets.

abfunds.com	AB HIGH YIELD PORTFOLIO | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Corporate HY 2% Issuer Capped Index and the Markit iBoxx USD Liquid High Yield Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. The Markit iBoxx USD Liquid High Yield Index consists of USD high-yield bond issues with more than $400 million outstanding, selected to provide a balanced representation of the broad USD high-yield liquid corporate bond universe. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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DISCLOSURES AND RISKS (continued)

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

abfunds.com	AB HIGH YIELD PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce the Fund’s returns.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

Performance information prior to July 26, 2016, shown reflects the historical performance of the AB High-Yield Portfolio, a series of The AB Pooling Portfolios (the “Accounting Survivor”). Upon completion of a reorganization of the Accounting Survivor into the Fund on July 26, 2016 (the “Reorganization”), Class Z shares of the Fund assumed the performance and financial history of the Accounting Survivor. Because the Fund has higher expenses than the Accounting Survivor had, the Accounting Survivor’s performance would have been lower than that shown had it operated with the Fund’s current expense levels. At the time of the Reorganization, the Accounting Survivor and the Fund had substantially similar investment objectives and strategies.

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DISCLOSURES AND RISKS (continued)

From February 26, 2018, through April 29, 2021, the Fund had a performance-based, or fulcrum, advisory fee. Accordingly, performance information shown during this period reflects performance fee adjustments and would have been different if the Fund had been managed under the current advisory fee arrangement. Class A and Class Z shares of the Fund were not in operation during this period.

Effective April 14, 2023, Class A and Class Z shares were converted to Advisor Class shares.

All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB HIGH YIELD PORTFOLIO | 9

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

ADVISOR CLASS SHARES[2]			7.13%

1 Year	0.02%	0.02%

5 Years	3.53%	3.53%

10 Years	4.16%	4.16%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 1.35% for Advisor Class shares, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratio (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) to 0.60% for Advisor Class shares. These waivers/reimbursements may not be terminated before January 31, 2024, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2023.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns.

10 | AB HIGH YIELD PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

ADVISOR CLASS SHARES

1 Year	-4.27%

5 Years	3.50%

10 Years	4.28%

abfunds.com	AB HIGH YIELD PORTFOLIO | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

12 | AB HIGH YIELD PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Advisor Class
Actual	$1,000	$1,062.00	$3.07	0.60%	$3.12	0.61%
Hypothetical**	$1,000	$1,021.82	$3.01	0.60%	$3.06	0.61%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365, (to reflect the one-half year period).

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB HIGH YIELD PORTFOLIO | 13

PORTFOLIO SUMMARY

April 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $69.3

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

14 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

April 30, 2023 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 67.1%
Industrial – 60.8%
Basic – 3.4%
Arconic Corp. 6.125%, 02/15/2028(a)	U.S.$	11	$10,854
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(a)		170	140,091
7.50%, 09/30/2029(a)		17	12,297
Big River Steel LLC/BRS Finance Corp. 6.625%, 01/31/2029(a)		16	15,897
Cleveland-Cliffs, Inc. 4.625%, 03/01/2029(a)		6	5,430
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 02/01/2026		7	6,855
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, 06/15/2028(a)		137	123,921
Element Solutions, Inc. 3.875%, 09/01/2028(a)		110	97,197
ERP Iron Ore LLC 9.039%, 12/31/2019(b)(c)(d)(e)(f)		5	3,332
FMG Resources (August 2006) Pty Ltd. 4.375%, 04/01/2031(a)		258	223,912
6.125%, 04/15/2032(a)		180	174,081
Graham Packaging Co., Inc. 7.125%, 08/15/2028(a)		119	104,140
Graphic Packaging International LLC 3.50%, 03/15/2028(a)		12	10,969
3.75%, 02/01/2030(a)		23	20,566
4.75%, 07/15/2027(a)		28	27,081
INEOS Styrolution Group GmbH 2.25%, 01/16/2027(a)	EUR	100	95,580
Ingevity Corp. 3.875%, 11/01/2028(a)	U.S.$	30	26,405
Intelligent Packaging Holdco Issuer LP 9.00% (9.00% Cash or 9.75% PIK), 01/15/2026(a)(f)		39	28,089
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(a)		98	81,534
Kobe US Midco 2, Inc. 9.25% (9.25% Cash or 10.00% PIK), 11/01/2026(a)(f)		97	67,978
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(b)(c)(d)(e)(g)		60	– 0	–

abfunds.com	AB HIGH YIELD PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mercer International, Inc. 5.125%, 02/01/2029	U.S.$	131	$109,451
Roller Bearing Co. of America, Inc. 4.375%, 10/15/2029(a)		12	10,898
SCIL IV LLC/SCIL USA Holdings LLC 5.375%, 11/01/2026(a)		431	396,736
Sealed Air Corp. 5.50%, 09/15/2025(a)		33	33,069
6.875%, 07/15/2033(a)		99	105,122
Sealed Air Corp./Sealed Air Corp. US 6.125%, 02/01/2028(a)		53	53,823
WR Grace Holdings LLC 4.875%, 06/15/2027(a)		158	150,300
5.625%, 08/15/2029(a)		261	225,230

			2,360,838

Capital Goods – 5.1%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(a)(f)	EUR	120	101,221
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 4.00%, 09/01/2029(a)	U.S.$	200	162,334
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.125%, 08/15/2026(a)		200	188,592
5.25%, 08/15/2027(a)		200	170,179
Ball Corp. 2.875%, 08/15/2030		265	222,268
Bombardier, Inc. 6.00%, 02/15/2028(a)		3	2,845
7.875%, 04/15/2027(a)		173	172,572
Chart Industries, Inc. 7.50%, 01/01/2030(a)		41	42,289
Clean Harbors, Inc. 4.875%, 07/15/2027(a)		16	15,489
5.125%, 07/15/2029(a)		11	10,561
6.375%, 02/01/2031(a)		68	69,420
Crown Americas LLC 5.25%, 04/01/2030		31	30,092
Crown Cork & Seal Co., Inc. 7.375%, 12/15/2026		20	21,029
Eco Material Technologies, Inc. 7.875%, 01/31/2027(a)		218	209,114
EnerSys 4.375%, 12/15/2027(a)		80	74,919

16 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)	U.S.$	34	$33,660
GFL Environmental, Inc. 3.50%, 09/01/2028(a)		28	25,499
Griffon Corp. 5.75%, 03/01/2028		39	35,822
Harsco Corp. 5.75%, 07/31/2027(a)		151	127,581
JELD-WEN, Inc. 4.625%, 12/15/2025(a)		6	5,787
LSB Industries, Inc. 6.25%, 10/15/2028(a)(h)		197	173,988
Madison IAQ LLC 5.875%, 06/30/2029(a)		263	205,922
Mueller Water Products, Inc. 4.00%, 06/15/2029(a)		13	11,803
Renk AG/Frankfurt am Main 5.75%, 07/15/2025(a)	EUR	100	107,754
Stericycle, Inc. 3.875%, 01/15/2029(a)	U.S.$	55	49,622
TK Elevator US Newco, Inc. 5.25%, 07/15/2027(a)		200	186,935
TransDigm, Inc. 4.625%, 01/15/2029		150	135,805
4.875%, 05/01/2029		84	76,314
6.25%, 03/15/2026(a)		243	244,165
6.375%, 06/15/2026		79	78,950
6.75%, 08/15/2028(a)		176	178,678
Triumph Group, Inc. 7.75%, 08/15/2025		23	21,384
9.00%, 03/15/2028(a)		245	248,522
WESCO Distribution, Inc. 7.125%, 06/15/2025(a)		14	14,234
7.25%, 06/15/2028(a)		107	109,970

			3,565,319

Communications - Media – 10.1%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028(a)		106	81,607
Altice Financing SA 5.00%, 01/15/2028(a)		228	184,972
5.75%, 08/15/2029(a)		200	158,696
AMC Networks, Inc. 4.25%, 02/15/2029		298	206,538
Arches Buyer, Inc. 6.125%, 12/01/2028(a)		100	86,706

abfunds.com	AB HIGH YIELD PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 02/01/2031(a)	U.S.$	50	$41,144
4.25%, 01/15/2034(a)		482	369,013
4.50%, 08/15/2030(a)		235	198,209
4.50%, 06/01/2033(a)		53	42,258
4.75%, 03/01/2030(a)		40	34,432
5.00%, 02/01/2028(a)		193	178,845
5.125%, 05/01/2027(a)		295	278,963
6.375%, 09/01/2029(a)		66	62,742
7.375%, 03/01/2031(a)		169	165,620
Clear Channel Outdoor Holdings, Inc. 5.125%, 08/15/2027(a)		239	215,886
CSC Holdings LLC 3.375%, 02/15/2031(a)		208	143,191
4.50%, 11/15/2031(a)		200	140,053
7.50%, 04/01/2028(a)		200	125,454
11.25%, 05/15/2028(a)		209	208,276
DISH DBS Corp. 5.25%, 12/01/2026(a)		270	206,080
5.75%, 12/01/2028(a)		263	187,458
5.875%, 11/15/2024		86	71,266
7.375%, 07/01/2028		71	35,468
7.75%, 07/01/2026		101	58,315
DISH Network Corp. 3.375%, 08/15/2026(i)		27	12,848
Gray Escrow II, Inc. 5.375%, 11/15/2031(a)		338	216,899
iHeartCommunications, Inc. 4.75%, 01/15/2028(a)		118	91,813
5.25%, 08/15/2027(a)		37	29,233
6.375%, 05/01/2026		5	4,394
8.375%, 05/01/2027		40	26,358
Lamar Media Corp. 4.875%, 01/15/2029		8	7,620
LCPR Senior Secured Financing DAC 5.125%, 07/15/2029(a)		200	171,173
6.75%, 10/15/2027(a)		200	190,555
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)		349	309,988
National CineMedia LLC 5.75%, 08/15/2026(c)(j)		21	671
5.875%, 04/15/2028(a)(c)(j)		60	21,433
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.25%, 01/15/2029(a)		101	86,269
4.625%, 03/15/2030(a)		11	9,307

18 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Radiate Holdco LLC/Radiate Finance, Inc. 4.50%, 09/15/2026(a)	U.S.$	214	$167,488
Scripps Escrow II, Inc. 3.875%, 01/15/2029(a)		246	191,740
Sinclair Television Group, Inc. 4.125%, 12/01/2030(a)		130	102,500
5.125%, 02/15/2027(a)		9	7,751
5.50%, 03/01/2030(a)		344	265,717
Sirius XM Radio, Inc. 3.875%, 09/01/2031(a)		338	255,400
4.00%, 07/15/2028(a)		97	81,980
4.125%, 07/01/2030(a)		111	88,999
5.00%, 08/01/2027(a)		41	37,719
5.50%, 07/01/2029(a)		24	21,404
Summer BidCo BV 9.00% (9.00% Cash or 9.75% PIK), 11/15/2025(a)(f)	EUR	157	144,811
TEGNA, Inc. 5.00%, 09/15/2029	U.S.$	61	53,607
Univision Communications, Inc. 4.50%, 05/01/2029(a)		254	218,994
7.375%, 06/30/2030(a)		150	143,883
Urban One, Inc. 7.375%, 02/01/2028(a)		54	49,081
Virgin Media Finance PLC 5.00%, 07/15/2030(a)		400	336,626
Ziggo Bond Co. BV 5.125%, 02/28/2030(a)		200	162,451

			6,989,904

Communications - Telecommunications – 2.4%
Altice France SA/France 3.375%, 01/15/2028(a)	EUR	100	84,236
5.50%, 01/15/2028(a)	U.S.$	200	157,018
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(a)		200	190,648
Consolidated Communications, Inc. 6.50%, 10/01/2028(a)		161	125,431
Embarq Corp. 7.995%, 06/01/2036		123	52,850
Frontier Communications Holdings LLC 6.75%, 05/01/2029(a)		43	34,608
8.75%, 05/15/2030(a)		69	68,253
Hughes Satellite Systems Corp. 6.625%, 08/01/2026		163	153,930

abfunds.com	AB HIGH YIELD PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Intelsat Jackson Holdings SA 5.50%, 08/01/2023(b)(c)(e)	U.S.$	158	$	– 0	–
8.50%, 10/15/2024(b)(c)(e)(g)		47		– 0	–
Level 3 Financing, Inc. 3.75%, 07/15/2029(a)		180		101,218
3.875%, 11/15/2029(a)		86		62,791
4.25%, 07/01/2028(a)		134		78,009
Lorca Telecom Bondco SA 4.00%, 09/18/2027(a)	EUR	142		143,833
Telecom Italia Capital SA 6.375%, 11/15/2033	U.S.$	90		80,846
7.20%, 07/18/2036		175		158,879
Vmed O2 UK Financing I PLC 4.75%, 07/15/2031(a)		200		170,285

				1,662,835

Consumer Cyclical - Automotive – 4.6%
Allison Transmission, Inc. 5.875%, 06/01/2029(a)		108		106,413
Clarios Global LP/Clarios US Finance Co. 8.50%, 05/15/2027(a)		59		59,422
Dana, Inc. 4.25%, 09/01/2030		20		16,254
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)		255		236,396
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(b)(c)(e)(g)		32		– 0	–
(First Lien) 11.00%, 10/31/2024(b)(c)(e)(g)		13		– 0	–
Ford Motor Co. 3.25%, 02/12/2032		162		125,258
4.75%, 01/15/2043		105		78,965
6.10%, 08/19/2032		307		292,745
Ford Motor Credit Co. LLC 2.70%, 08/10/2026		200		177,408
4.00%, 11/13/2030		200		171,440
4.95%, 05/28/2027		200		189,335
5.113%, 05/03/2029		200		186,335
7.35%, 11/04/2027		206		212,184
Goodyear Tire & Rubber Co. (The) 5.00%, 07/15/2029		153		135,474
IHO Verwaltungs GmbH 6.00% (6.00% Cash or 6.75% PIK), 05/15/2027(a)(f)		200		184,776
Jaguar Land Rover Automotive PLC 4.50%, 10/01/2027(a)		200		168,409
5.875%, 01/15/2028(a)		200		173,498

20 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mclaren Finance PLC 7.50%, 08/01/2026(a)	U.S.$	200	$164,187
PM General Purchaser LLC 9.50%, 10/01/2028(a)		90	85,295
Real Hero Merger Sub 2, Inc. 6.25%, 02/01/2029(a)		130	97,847
Titan International, Inc. 7.00%, 04/30/2028		19	17,011
ZF North America Capital, Inc. 4.75%, 04/29/2025(a)		150	146,547
7.125%, 04/14/2030(a)		158	163,161

			3,188,360

Consumer Cyclical - Entertainment – 3.9%
Boyne USA, Inc. 4.75%, 05/15/2029(a)		26	23,574
Carnival Corp. 4.00%, 08/01/2028(a)		220	190,208
5.75%, 03/01/2027(a)		195	159,894
9.875%, 08/01/2027(a)		78	79,267
10.50%, 02/01/2026(a)		260	269,750
Cedar Fair LP 5.25%, 07/15/2029		15	13,931
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.375%, 04/15/2027		128	122,601
5.50%, 05/01/2025(a)		63	62,838
Cinemark USA, Inc. 5.25%, 07/15/2028(a)		151	135,103
Lindblad Expeditions LLC 6.75%, 02/15/2027(a)		41	38,796
NCL Corp., Ltd. 3.625%, 12/15/2024(a)		79	74,291
5.875%, 03/15/2026(a)		24	20,637
8.375%, 02/01/2028(a)		90	90,758
Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(a)		91	80,535
5.50%, 08/31/2026(a)		49	44,713
5.50%, 04/01/2028(a)		173	152,621
7.25%, 01/15/2030(a)		30	30,006
9.25%, 01/15/2029(a)		82	86,715
11.50%, 06/01/2025(a)		74	78,532
SeaWorld Parks & Entertainment, Inc. 5.25%, 08/15/2029(a)		121	108,829
8.75%, 05/01/2025(a)		33	33,495

abfunds.com	AB HIGH YIELD PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Six Flags Entertainment Corp. 4.875%, 07/31/2024(a)	U.S.$	117	$117,010
Vail Resorts, Inc. 6.25%, 05/15/2025(a)		28	28,199
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		141	120,941
7.00%, 02/15/2029(a)		148	125,620
13.00%, 05/15/2025(a)		148	155,834
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(a)		29	24,705
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		241	214,650

			2,684,053

Consumer Cyclical - Other – 4.0%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		41	38,550
Beazer Homes USA, Inc. 6.75%, 03/15/2025		28	27,886
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 6.25%, 09/15/2027(a)		151	138,351
Builders FirstSource, Inc. 6.375%, 06/15/2032(a)		115	114,794
Caesars Entertainment, Inc. 6.25%, 07/01/2025(a)		239	239,329
7.00%, 02/15/2030(a)		65	65,628
Churchill Downs, Inc. 4.75%, 01/15/2028(a)		105	99,087
CP Atlas Buyer, Inc. 7.00%, 12/01/2028(a)		26	19,670
Everi Holdings, Inc. 5.00%, 07/15/2029(a)		21	18,717
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)		223	202,882
Forestar Group, Inc. 3.85%, 05/15/2026(a)		41	37,907
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(a)		320	273,062
4.875%, 01/15/2030		17	16,163
5.75%, 05/01/2028(a)		11	10,974
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(a)		241	211,005
5.00%, 06/01/2029(a)		49	44,343

22 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Installed Building Products, Inc. 5.75%, 02/01/2028(a)	U.S.$	40	$37,911
Mattamy Group Corp. 4.625%, 03/01/2030(a)		232	203,300
MGM Resorts International 4.75%, 10/15/2028		138	128,254
6.75%, 05/01/2025		90	90,800
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.625%, 09/01/2029(a)		20	14,494
Scientific Games International, Inc. 7.00%, 05/15/2028(a)		9	9,007
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 04/01/2029		20	17,826
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(a)		16	15,548
Taylor Morrison Communities, Inc. 5.125%, 08/01/2030(a)		61	57,386
5.875%, 06/15/2027(a)		17	16,961
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 03/01/2024(a)		17	16,954
Travel + Leisure Co. 4.50%, 12/01/2029(a)		52	45,365
4.625%, 03/01/2030(a)		12	10,376
6.625%, 07/31/2026(a)		249	248,577
Wyndham Hotels & Resorts, Inc. 4.375%, 08/15/2028(a)		70	65,105
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(a)		184	176,797
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/2029(a)		86	79,249

			2,792,258

Consumer Cyclical - Restaurants – 0.7%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)		146	131,451
5.75%, 04/15/2025(a)		124	124,403
IRB Holding Corp. 7.00%, 06/15/2025(a)		5	5,052
Papa John’s International, Inc. 3.875%, 09/15/2029(a)		22	18,987
Stonegate Pub Co. Financing 2019 PLC 8.25%, 07/31/2025(a)	GBP	113	130,420

abfunds.com	AB HIGH YIELD PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Yum! Brands, Inc. 4.625%, 01/31/2032	U.S.$	96	$89,604

			499,917

Consumer Cyclical - Retailers – 3.9%
Arko Corp. 5.125%, 11/15/2029(a)		99	80,182
Asbury Automotive Group, Inc. 4.625%, 11/15/2029(a)		99	88,197
5.00%, 02/15/2032(a)		26	22,411
Bath & Body Works, Inc. 6.625%, 10/01/2030(a)		117	112,341
6.75%, 07/01/2036		160	142,344
6.875%, 11/01/2035		128	115,261
7.50%, 06/15/2029		17	17,305
BCPE Ulysses Intermediate, Inc. 7.75% (7.75% Cash or 8.50% PIK), 04/01/2027(a)(f)		28	22,285
Carvana Co. 5.50%, 04/15/2027(a)		39	16,781
5.875%, 10/01/2028(a)		114	47,313
FirstCash, Inc. 5.625%, 01/01/2030(a)		11	10,217
Foundation Building Materials, Inc. 6.00%, 03/01/2029(a)		29	23,248
Group 1 Automotive, Inc. 4.00%, 08/15/2028(a)		9	7,984
Kontoor Brands, Inc. 4.125%, 11/15/2029(a)		72	61,168
Levi Strauss & Co. 3.50%, 03/01/2031(a)		86	72,752
Michaels Cos, Inc. (The) 7.875%, 05/01/2029(a)		58	38,825
NMG Holding Co., Inc./Neiman Marcus Group LLC 7.125%, 04/01/2026(a)		309	287,351
Penske Automotive Group, Inc. 3.75%, 06/15/2029		80	69,505
PetSmart, Inc./PetSmart Finance Corp. 7.75%, 02/15/2029(a)		250	246,394
Rite Aid Corp. 7.50%, 07/01/2025(a)		17	11,690
8.00%, 11/15/2026(a)		263	142,140
Sonic Automotive, Inc. 4.625%, 11/15/2029(a)		115	96,620
4.875%, 11/15/2031(a)		238	192,119

24 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(a)	U.S.$	406	$368,408
SRS Distribution, Inc. 6.125%, 07/01/2029(a)		19	15,715
Staples, Inc. 7.50%, 04/15/2026(a)		206	174,017
10.75%, 04/15/2027(a)		61	40,994
TPro Acquisition Corp. 11.00%, 10/15/2024(a)		33	32,949
White Cap Buyer LLC 6.875%, 10/15/2028(a)		19	16,616
William Carter Co. (The) 5.625%, 03/15/2027(a)		37	36,497
Wolverine World Wide, Inc. 4.00%, 08/15/2029(a)		68	56,492

			2,666,121

Consumer Non-Cyclical – 9.2%
AdaptHealth LLC 4.625%, 08/01/2029(a)		206	168,149
AHP Health Partners, Inc. 5.75%, 07/15/2029(a)		10	8,545
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(a)		346	306,733
4.875%, 02/15/2030(a)		100	93,570
6.50%, 02/15/2028(a)		31	31,505
Bausch Health Americas, Inc. 8.50%, 01/31/2027(a)		59	30,322
Bausch Health Cos., Inc. 4.875%, 06/01/2028(a)		196	129,585
5.00%, 02/15/2029(a)		20	9,281
6.25%, 02/15/2029(a)		31	14,236
Catalent Pharma Solutions, Inc. 3.125%, 02/15/2029(a)		14	11,784
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(a)		78	68,647
CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(a)		20	16,129
5.25%, 05/15/2030(a)		498	414,533
5.625%, 03/15/2027(a)		17	15,698
6.00%, 01/15/2029(a)		14	12,408
6.875%, 04/01/2028(a)		138	102,143
6.875%, 04/15/2029(a)		126	93,236
8.00%, 03/15/2026(a)		44	43,697

abfunds.com	AB HIGH YIELD PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

DaVita, Inc. 3.75%, 02/15/2031(a)	U.S.$	154	$123,434
4.625%, 06/01/2030(a)		212	184,756
Elanco Animal Health, Inc. 6.65%, 08/28/2028(h)		249	242,294
Embecta Corp. 5.00%, 02/15/2030(a)		275	237,202
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)		122	64,641
Garden Spinco Corp. 8.625%, 07/20/2030(a)		82	88,431
Grifols Escrow Issuer SA 4.75%, 10/15/2028(a)		200	160,723
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 7.00%, 12/31/2027(a)		150	131,846
Lamb Weston Holdings, Inc. 4.125%, 01/31/2030(a)		99	90,657
4.875%, 05/15/2028(a)		17	16,680
Legacy LifePoint Health LLC 4.375%, 02/15/2027(a)		107	91,085
6.75%, 04/15/2025(a)		102	98,127
LifePoint Health, Inc. 5.375%, 01/15/2029(a)		424	265,462
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 10.00%, 06/15/2029(a)		3	1,392
Medline Borrower LP 3.875%, 04/01/2029(a)		259	226,571
5.25%, 10/01/2029(a)		425	367,577
ModivCare, Inc. 5.875%, 11/15/2025(a)		24	22,937
Newell Brands, Inc. 4.70%, 04/01/2026(h)		125	119,367
6.00%, 04/01/2046(h)		27	21,036
6.375%, 09/15/2027		29	28,529
Organon & Co./Organon Foreign Debt Co-Issuer BV 4.125%, 04/30/2028(a)		200	184,032
Performance Food Group, Inc. 4.25%, 08/01/2029(a)		75	68,189
Perrigo Finance Unlimited Co. 4.40%, 06/15/2030(h)		219	197,648
Post Holdings, Inc. 4.50%, 09/15/2031(a)		125	109,383
4.625%, 04/15/2030(a)		58	52,363
5.50%, 12/15/2029(a)		100	95,144

26 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.75%, 03/01/2027(a)	U.S.$	14	$13,901
Primo Water Holdings, Inc. 4.375%, 04/30/2029(a)		103	90,973
Radiology Partners, Inc. 9.25%, 02/01/2028(a)		6	2,709
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		24	19,969
RP Escrow Issuer LLC 5.25%, 12/15/2025(a)		316	221,550
Spectrum Brands, Inc. 3.875%, 03/15/2031(a)		193	158,339
5.75%, 07/15/2025		3	2,980
Tenet Healthcare Corp. 4.375%, 01/15/2030		153	140,779
6.125%, 10/01/2028		131	127,079
6.125%, 06/15/2030(a)		149	147,998
6.25%, 02/01/2027		51	50,747
Triton Water Holdings, Inc. 6.25%, 04/01/2029(a)		222	186,442
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		342	306,419
US Renal Care, Inc. 10.625%, 07/15/2027(a)		80	14,768

			6,344,360

Energy – 3.0%
Berry Petroleum Co. LLC 7.00%, 02/15/2026(a)		63	59,850
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, 12/15/2025(a)		23	23,235
Callon Petroleum Co. 7.50%, 06/15/2030(a)		79	75,198
8.25%, 07/15/2025		8	7,978
Citgo Holding, Inc. 9.25%, 08/01/2024(a)		72	72,465
CITGO Petroleum Corp. 6.375%, 06/15/2026(a)		16	15,578
7.00%, 06/15/2025(a)		50	49,746
Civitas Resources, Inc. 5.00%, 10/15/2026(a)		58	54,781
CNX Resources Corp. 6.00%, 01/15/2029(a)		37	34,231
Comstock Resources, Inc. 6.75%, 03/01/2029(a)		58	52,499

abfunds.com	AB HIGH YIELD PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Crescent Energy Finance LLC 7.25%, 05/01/2026(a)	U.S.$	89	$85,186
Encino Acquisition Partners Holdings LLC 8.50%, 05/01/2028(a)		86	76,612
EnLink Midstream Partners LP Series C 8.976% (LIBOR 3 Month + 4.11%), 05/30/2023(k)(l)		102	86,500
EQM Midstream Partners LP 4.50%, 01/15/2029(a)		65	55,366
4.75%, 01/15/2031(a)		119	98,010
5.50%, 07/15/2028		18	16,383
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 05/15/2026		7	6,737
6.50%, 10/01/2025		24	23,547
7.75%, 02/01/2028		28	27,592
8.00%, 01/15/2027		56	55,895
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		96	89,447
7.00%, 08/01/2027		21	20,282
Gulfport Energy Corp. 6.00%, 10/15/2024(c)		128	81
6.375%, 05/15/2025(c)		24	15
6.375%, 01/15/2026(c)		30	19
6.625%, 05/01/2023(c)		4	3
8.00%, 05/17/2026(a)		29	29,032
Hess Midstream Operations LP 4.25%, 02/15/2030(a)		17	15,105
5.625%, 02/15/2026(a)		130	128,157
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/2029(a)		5	4,670
ITT Holdings LLC 6.50%, 08/01/2029(a)		227	188,430
Moss Creek Resources Holdings, Inc. 10.50%, 05/15/2027(a)		48	46,760
Murphy Oil Corp. 6.125%, 12/01/2042(h)		20	17,138
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		27	25,464
7.50%, 01/15/2028(a)		37	33,752
Nabors Industries, Inc. 7.375%, 05/15/2027(a)		47	45,592
New Fortress Energy, Inc. 6.75%, 09/15/2025(a)		77	73,483

28 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(a)	U.S.$	64	$61,609
NuStar Logistics LP 6.375%, 10/01/2030		17	16,376
PDC Energy, Inc. 5.75%, 05/15/2026		51	49,616
Southwestern Energy Co. 5.70%, 01/23/2025(h)		32	32,007
8.375%, 09/15/2028		10	10,464
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 8.50%, 10/15/2026(a)		150	144,657
Sunoco LP/Sunoco Finance Corp. 5.875%, 03/15/2028		16	15,701
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 6.00%, 12/31/2030(a)		14	12,458
6.00%, 09/01/2031(a)		7	6,252
Venture Global Calcasieu Pass LLC 4.125%, 08/15/2031(a)		69	61,142
Weatherford International Ltd. 11.00%, 12/01/2024(a)		2	2,061

			2,107,162

Other Industrial – 0.4%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(a)		42	38,511
Belden, Inc. 3.375%, 07/15/2031(a)	EUR	153	141,748
Ritchie Bros Holdings, Inc. 6.75%, 03/15/2028(a)	U.S.$	64	66,225
7.75%, 03/15/2031(a)		52	55,249

			301,733

Services – 5.4%
ADT Security Corp. (The) 4.125%, 08/01/2029(a)		156	136,299
Allied Universal Holdco LLC/Allied Universal Finance Corp. 9.75%, 07/15/2027(a)		51	47,418
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 4.625%, 06/01/2028(a)		400	347,335
4.875%, 06/01/2028(a)	GBP	100	101,526
ANGI Group LLC 3.875%, 08/15/2028(a)	U.S.$	194	151,597

abfunds.com	AB HIGH YIELD PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Aptim Corp. 7.75%, 06/15/2025(a)	U.S.$	34	$27,061
APX Group, Inc. 5.75%, 07/15/2029(a)		44	39,335
6.75%, 02/15/2027(a)		241	241,306
Aramark Services, Inc. 5.00%, 02/01/2028(a)		172	163,607
Block, Inc. 2.75%, 06/01/2026		118	106,690
3.50%, 06/01/2031		100	81,460
Elior Group SA 3.75%, 07/15/2026(a)	EUR	100	95,937
Garda World Security Corp. 4.625%, 02/15/2027(a)	U.S.$	151	138,770
9.50%, 11/01/2027(a)		71	68,054
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		134	90,589
Monitronics International, Inc. 0.00%, 04/01/2020(b)(c)(d)(e)		14	– 0	–
MPH Acquisition Holdings LLC 5.50%, 09/01/2028(a)		193	147,640
5.75%, 11/01/2028(a)		312	196,567
Neptune Bidco US, Inc. 9.29%, 04/15/2029(a)		242	227,782
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(a)		105	94,117
6.25%, 01/15/2028(a)		311	291,416
Q-Park Holding I BV 2.00%, 03/01/2027(a)	EUR	236	221,815
Sabre GLBL, Inc. 7.375%, 09/01/2025(a)	U.S.$	101	89,738
9.25%, 04/15/2025(a)		65	59,954
11.25%, 12/15/2027(a)		110	96,521
Service Corp. International/US 3.375%, 08/15/2030		22	18,746
TripAdvisor, Inc. 7.00%, 07/15/2025(a)		27	27,177
Verscend Escrow Corp. 9.75%, 08/15/2026(a)		137	138,125
WASH Multifamily Acquisition, Inc. 5.75%, 04/15/2026(a)		17	15,956
ZipRecruiter, Inc. 5.00%, 01/15/2030(a)		305	265,933

			3,728,471

30 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 2.7%
Ahead DB Holdings LLC 6.625%, 05/01/2028(a)	U.S.$	37	$30,901
AthenaHealth Group, Inc. 6.50%, 02/15/2030(a)		42	34,450
Boxer Parent Co., Inc. 7.125%, 10/02/2025(a)		44	43,887
CommScope, Inc. 4.75%, 09/01/2029(a)		28	22,592
8.25%, 03/01/2027(a)		29	22,469
Elastic NV 4.125%, 07/15/2029(a)		17	14,663
Entegris Escrow Corp. 5.95%, 06/15/2030(a)		164	155,803
Gen Digital, Inc. 6.75%, 09/30/2027(a)		194	195,523
GoTo Group, Inc. 5.50%, 09/01/2027(a)		148	83,147
Imola Merger Corp. 4.75%, 05/15/2029(a)		40	34,641
NCR Corp. 5.00%, 10/01/2028(a)		86	75,038
5.125%, 04/15/2029(a)		209	180,808
5.75%, 09/01/2027(a)		27	26,426
Playtika Holding Corp. 4.25%, 03/15/2029(a)		90	77,115
Presidio Holdings, Inc. 4.875%, 02/01/2027(a)		125	118,386
8.25%, 02/01/2028(a)		200	188,439
Rackspace Technology Global, Inc. 3.50%, 02/15/2028(a)		341	141,400
5.375%, 12/01/2028(a)		109	25,620
Science Applications International Corp. 4.875%, 04/01/2028(a)		15	14,166
Seagate HDD Cayman 4.091%, 06/01/2029		117	101,523
Sensata Technologies, Inc. 3.75%, 02/15/2031(a)		102	88,623
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(a)		190	143,800
Virtusa Corp. 7.125%, 12/15/2028(a)		37	29,826

			1,849,246

Transportation - Airlines – 0.8%
Air Canada 3.875%, 08/15/2026(a)		25	23,139

abfunds.com	AB HIGH YIELD PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Allegiant Travel Co. 7.25%, 08/15/2027(a)	U.S.$	38	$37,646
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		183	179,579
5.75%, 04/20/2029(a)		161	152,885
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(a)		162	163,408
United Airlines, Inc. 4.625%, 04/15/2029(a)		22	19,910

			576,567

Transportation - Services – 1.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.75%, 04/01/2028(a)		151	135,567
5.375%, 03/01/2029(a)		157	142,372
5.75%, 07/15/2027(a)		22	20,957
Hertz Corp. (The) 4.625%, 12/01/2026(a)		183	164,779
5.00%, 12/01/2029(a)		196	160,285
Mundys SpA 1.875%, 02/12/2028(a)	EUR	153	141,195
PROG Holdings, Inc. 6.00%, 11/15/2029(a)	U.S.$	32	28,802

			793,957

			42,111,101

Financial Institutions – 5.4%
Banking – 0.4%
Ally Financial, Inc. Series B 4.70%, 05/15/2026(l)		164	120,950
Series C 4.70%, 05/15/2028(l)		28	19,670
Bread Financial Holdings, Inc. 4.75%, 12/15/2024(a)		103	92,187
7.00%, 01/15/2026(a)		22	18,540
Societe Generale SA 8.00%, 09/29/2025(a)(l)		3	2,805

			254,152

Brokerage – 0.2%
Advisor Group Holdings, Inc. 10.75%, 08/01/2027(a)		87	86,866
AG Issuer LLC 6.25%, 03/01/2028(a)		36	33,545

32 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hightower Holding LLC 6.75%, 04/15/2029(a)	U.S.$	11	$9,540
NFP Corp. 4.875%, 08/15/2028(a)		24	21,862
7.50%, 10/01/2030(a)		10	9,828

			161,641

Finance – 2.3%
Aircastle Ltd. 5.25%, 06/15/2026(a)(l)		31	20,889
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)		98	86,983
CNG Holdings, Inc. 12.50%, 06/15/2024(a)		32	26,800
Compass Group Diversified Holdings LLC 5.25%, 04/15/2029(a)		55	49,620
Curo Group Holdings Corp. 7.50%, 08/01/2028(a)		214	85,087
Enova International, Inc. 8.50%, 09/01/2024(a)		13	12,914
8.50%, 09/15/2025(a)		131	126,367
goeasy Ltd. 5.375%, 12/01/2024(a)		176	167,104
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5.00%, 08/15/2028(a)		400	337,597
Navient Corp. 4.875%, 03/15/2028		80	68,830
5.625%, 08/01/2033		151	113,770
6.125%, 03/25/2024		115	113,994
7.25%, 09/25/2023		35	35,081
SLM Corp. 3.125%, 11/02/2026		89	77,824
4.20%, 10/29/2025		190	175,567
Synchrony Financial 7.25%, 02/02/2033		117	107,429

			1,605,856

Insurance – 0.1%
Acrisure LLC/Acrisure Finance, Inc. 4.25%, 02/15/2029(a)		12	10,075
6.00%, 08/01/2029(a)		19	15,830
10.125%, 08/01/2026(a)		40	40,656

			66,561

Other Finance – 0.6%
Armor Holdco, Inc. 8.50%, 11/15/2029(a)		151	124,955

abfunds.com	AB HIGH YIELD PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Coinbase Global, Inc. 3.375%, 10/01/2028(a)	U.S.$	54	$32,625
3.625%, 10/01/2031(a)		78	43,457
Intrum AB 3.50%, 07/15/2026(a)	EUR	100	90,231
Motion Finco SARL 7.00%, 05/15/2025(a)		132	147,237

			438,505

REITs – 1.8%
Aedas Homes Opco SLU 4.00%, 08/15/2026		111	107,703
Agps Bondco PLC 5.50%, 11/13/2026(a)(h)		100	42,461
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(a)	U.S.$	137	113,283
5.75%, 05/15/2026(a)		2	1,812
Iron Mountain, Inc. 4.50%, 02/15/2031(a)		198	172,391
4.875%, 09/15/2029(a)		69	63,066
5.25%, 07/15/2030(a)		25	23,046
MPT Operating Partnership LP/MPT Finance Corp. 3.50%, 03/15/2031		314	215,442
4.625%, 08/01/2029		21	15,901
5.00%, 10/15/2027		122	102,655
Office Properties Income Trust 3.45%, 10/15/2031		45	23,171
Service Properties Trust 7.50%, 09/15/2025		247	242,121
Vivion Investments SARL 3.00%, 08/08/2024(a)	EUR	100	80,419

			1,203,471

			3,730,186

Utility – 0.9%
Electric – 0.9%
Calpine Corp. 4.50%, 02/15/2028(a)	U.S.$	100	93,148
5.125%, 03/15/2028(a)		96	88,942
NRG Energy, Inc. 3.875%, 02/15/2032(a)		205	165,485
10.25%, 03/15/2028(a)(l)		47	46,351
Vistra Corp. 7.00%, 12/15/2026(a)(l)		28	25,157
8.00%, 10/15/2026(a)(l)		29	27,358

34 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Vistra Operations Co. LLC 4.375%, 05/01/2029(a)	U.S.$	103	$92,175
5.50%, 09/01/2026(a)		78	76,561

			615,177

Natural Gas – 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.75%, 05/20/2027		14	13,295
5.875%, 08/20/2026		11	10,617

			23,912

			639,089

Total Corporates - Non-Investment Grade (cost $50,985,202)			46,480,376

CORPORATES - INVESTMENT GRADE – 16.4%
Industrial – 8.4%
Basic – 0.5%
ArcelorMittal SA 7.00%, 10/15/2039(h)		25	26,405
Arconic Corp. 6.00%, 05/15/2025(a)		20	19,987
Celanese US Holdings LLC 6.05%, 03/15/2025		43	43,170
Freeport-McMoRan, Inc. 5.40%, 11/14/2034		99	97,444
Olin Corp. 5.625%, 08/01/2029		135	131,612

			318,618

Capital Goods – 0.1%
General Electric Co. Series D 8.196% (LIBOR 3 Month + 3.33%), 06/15/2023(k)(l)		19	19,127
Howmet Aerospace, Inc. 5.90%, 02/01/2027		4	4,094
Regal Rexnord Corp. 6.30%, 02/15/2030(a)		27	27,458
6.40%, 04/15/2033(a)		32	32,602

			83,281

Communications - Media – 0.6%
Directv Financing LLC/Directv Financing Co-Obligor, Inc. 5.875%, 08/15/2027(a)		314	275,565

abfunds.com	AB HIGH YIELD PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Discovery Communications LLC 4.125%, 05/15/2029	U.S.$	12	$11,105
Warnermedia Holdings, Inc. 3.755%, 03/15/2027(a)		47	44,319
4.279%, 03/15/2032(a)		65	57,774

			388,763

Communications - Telecommunications – 0.8%
Hughes Satellite Systems Corp. 5.25%, 08/01/2026		21	20,066
Sprint Capital Corp. 8.75%, 03/15/2032		357	436,681
Sprint LLC 7.875%, 09/15/2023		73	73,555

			530,302

Consumer Cyclical - Automotive – 1.1%
General Motors Financial Co., Inc. 5.85%, 04/06/2030		170	169,858
Harley-Davidson Financial Services, Inc. 6.50%, 03/10/2028(a)		275	278,382
Nissan Motor Acceptance Co. LLC 1.85%, 09/16/2026(a)		14	11,964
2.75%, 03/09/2028(a)		183	152,228
Nissan Motor Co., Ltd. 4.81%, 09/17/2030(a)		200	175,222

			787,654

Consumer Cyclical - Entertainment – 0.2%
Mattel, Inc. 3.375%, 04/01/2026(a)		78	73,764
5.875%, 12/15/2027(a)		66	66,080

			139,844

Consumer Cyclical - Other – 0.9%
International Game Technology PLC 4.125%, 04/15/2026(a)		200	192,680
Las Vegas Sands Corp. 3.50%, 08/18/2026		10	9,390
MDC Holdings, Inc. 6.00%, 01/15/2043		86	75,971
Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%, 04/16/2029(a)		300	241,928
Toll Brothers Finance Corp. 4.875%, 03/15/2027		93	91,073

			611,042

36 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.3%
Macy’s Retail Holdings LLC 4.50%, 12/15/2034	U.S.$	225	$160,893
5.875%, 03/15/2030(a)		45	39,926
6.125%, 03/15/2032(a)		37	32,386

			233,205

Consumer Non-Cyclical – 0.7%
BAT Capital Corp. 7.75%, 10/19/2032		70	77,542
BAT International Finance PLC 4.448%, 03/16/2028		116	111,310
Charles River Laboratories International, Inc. 3.75%, 03/15/2029(a)		42	37,019
4.25%, 05/01/2028(a)		20	18,282
Pilgrim’s Pride Corp. 3.50%, 03/01/2032		148	119,307
5.875%, 09/30/2027(a)		136	135,291

			498,751

Energy – 2.4%
Antero Resources Corp. 7.625%, 02/01/2029(a)		3	3,072
Apache Corp. 5.10%, 09/01/2040		326	279,239
Cenovus Energy, Inc. 5.40%, 06/15/2047		2	1,861
Continental Resources, Inc./OK 4.90%, 06/01/2044		16	12,441
5.75%, 01/15/2031(a)		28	27,288
EnLink Midstream Partners LP 5.60%, 04/01/2044		14	11,642
EQT Corp. 3.90%, 10/01/2027		118	111,597
Hess Corp. 7.30%, 08/15/2031		36	40,472
Marathon Oil Corp. 6.80%, 03/15/2032		34	36,176
Occidental Petroleum Corp. 5.50%, 12/01/2025		28	28,081
5.55%, 03/15/2026		272	274,255
6.125%, 01/01/2031		46	48,151
6.20%, 03/15/2040		69	70,968
8.50%, 07/15/2027		42	46,240
8.875%, 07/15/2030		42	49,329
Var Energi ASA 7.50%, 01/15/2028(a)		200	211,073
8.00%, 11/15/2032(a)		200	216,853

abfunds.com	AB HIGH YIELD PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Western Midstream Operating LP 3.95%, 06/01/2025	U.S.$	26	$25,058
4.30%, 02/01/2030(h)		49	44,868
4.65%, 07/01/2026		41	39,917
4.75%, 08/15/2028		12	11,550
5.45%, 04/01/2044		26	22,611
5.50%, 02/01/2050(h)		84	71,410

			1,684,152

Technology – 0.2%
HP, Inc. 5.50%, 01/15/2033		91	90,279
MSCI, Inc. 4.00%, 11/15/2029(a)		25	22,535
Western Digital Corp. 2.85%, 02/01/2029		14	11,069

			123,883

Transportation - Airlines – 0.3%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(a)		45	43,537
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(a)		199	198,838

			242,375

Transportation - Services – 0.3%
AerCap Global Aviation Trust 6.50%, 06/15/2045(a)		200	188,100

			5,829,970

Financial Institutions – 7.6%
Banking – 6.6%
AIB Group PLC 7.583%, 10/14/2026(a)		200	206,274
Ally Financial, Inc. 6.70%, 02/14/2033		66	59,417
8.00%, 11/01/2031		44	46,438
Bank of Ireland Group PLC 6.253%, 09/16/2026(a)		200	199,592
Barclays PLC 6.125%, 12/15/2025(l)		200	172,310
BNP Paribas SA 4.625%, 02/25/2031(a)(l)		200	142,685
Citigroup, Inc. Series W 4.00%, 12/10/2025(l)		18	15,710
Series Y 4.15%, 11/15/2026(l)		46	38,006

38 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Credit Suisse Group AG 6.373%, 07/15/2026(a)	U.S.$	250	$243,774
Deutsche Bank AG/New York NY 6.72%, 01/18/2029		160	162,535
7.079%, 02/10/2034		200	186,393
Discover Financial Services 6.70%, 11/29/2032		58	61,359
First-Citizens Bank & Trust Co. 3.929%, 06/19/2024		37	36,482
Goldman Sachs Group, Inc. (The) 3.102%, 02/24/2033		15	12,914
Series P 7.733% (LIBOR 3 Month + 2.87%), 05/30/2023(k)(l)		40	38,748
HSBC Holdings PLC 4.762%, 03/29/2033		203	186,665
7.336%, 11/03/2026		200	209,741
8.113%, 11/03/2033		200	225,028
Intesa Sanpaolo SpA 7.00%, 11/21/2025(a)		350	357,476
JPMorgan Chase & Co. 4.912%, 07/25/2033		24	23,897
Lloyds Banking Group PLC 6.00%, 06/07/2032(l)	GBP	8	9,256
7.50%, 06/27/2024(l)	U.S.$	201	192,984
7.953%, 11/15/2033		200	222,978
NatWest Group PLC 7.472%, 11/10/2026		205	213,805
Santander Holdings USA, Inc. 6.499%, 03/09/2029		184	184,902
Santander UK Group Holdings PLC 6.833%, 11/21/2026		353	359,510
Standard Chartered PLC 7.776%, 11/16/2025(a)		273	280,840
State Street Corp. 4.821%, 01/26/2034		20	19,936
Truist Financial Corp. 1.95%, 06/05/2030		18	14,501
5.122%, 01/26/2034		85	82,405
UniCredit SpA 1.982%, 06/03/2027(a)		230	203,623
US Bancorp 4.839%, 02/01/2034		55	52,626
Wells Fargo & Co. Series BB 3.90%, 03/15/2026(l)		111	96,678

			4,559,488

abfunds.com	AB HIGH YIELD PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.0%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(l)	U.S.$	20	$19,101
LPL Holdings, Inc. 4.00%, 03/15/2029(a)		12	10,775

			29,876

Finance – 0.6%
Air Lease Corp. Series B 4.65%, 06/15/2026(l)		50	41,576
Aircastle Ltd. 2.85%, 01/26/2028(a)		2	1,740
5.25%, 08/11/2025(a)		148	145,130
Aviation Capital Group LLC 1.95%, 01/30/2026(a)		2	1,791
1.95%, 09/20/2026(a)		147	128,314
3.50%, 11/01/2027(a)		18	16,268
4.125%, 08/01/2025(a)		16	15,281
4.375%, 01/30/2024(a)		36	35,386
4.875%, 10/01/2025(a)		6	5,811

			391,297

Insurance – 0.2%
ACE Capital Trust II 9.70%, 04/01/2030		20	23,896
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(a)		55	57,721
Prudential Financial, Inc. 5.20%, 03/15/2044		20	19,173
5.625%, 06/15/2043		49	48,914

			149,704

REITs – 0.2%
VICI Properties LP/VICI Note Co., Inc. 5.625%, 05/01/2024(a)		93	92,519
5.75%, 02/01/2027(a)		59	58,569

			151,088

			5,281,453

Utility – 0.4%
Electric – 0.4%
Enel Finance International NV 7.50%, 10/14/2032(a)		200	223,799
NRG Energy, Inc. 7.00%, 03/15/2033(a)		55	57,064

			280,863

Total Corporates - Investment Grade (cost $11,342,505)			11,392,286

40 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 4.1%
United States – 4.1%
U.S. Treasury Notes 2.625%, 05/31/2027	U.S.$	1,526	$1,467,344
3.875%, 09/30/2029		1,380	1,405,977

Total Governments - Treasuries (cost $2,836,375)			2,873,321

EMERGING MARKETS - CORPORATE BONDS – 2.0%
Industrial – 2.0%
Basic – 0.1%
Eldorado Gold Corp. 6.25%, 09/01/2029(a)		91	84,630

Communications - Telecommunications – 0.3%
Sable International Finance Ltd. 5.75%, 09/07/2027(a)		180	169,562

Consumer Cyclical - Other – 1.0%
Allwyn Entertainment Financing UK PLC 6.779% (EURIBOR 3 Month + 4.12%), 02/15/2028(k)	EUR	113	123,761
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(a)	U.S.$	236	195,261
MGM China Holdings Ltd. 4.75%, 02/01/2027(a)		221	199,908
Studio City Co., Ltd. 7.00%, 02/15/2027(a)		200	189,600

			708,530

Consumer Cyclical - Retailers – 0.0%
K201640219 South Africa Ltd. Zero Coupon, 06/25/2023(b)(c)(e)	ZAR	1	– 0	–
K2016470219 South Africa Ltd. 3.00%, 12/31/2023(e)(g)	U.S.$	1	– 0	–

			– 0	–

Consumer Non-Cyclical – 0.3%
Teva Pharmaceutical Finance Netherlands III BV 7.875%, 09/15/2029		200	209,450
Tonon Luxembourg SA 6.50%, 10/31/2024(c)(e)(g)(j)		2	– 0	–
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(b)(c)(d)(e)(g)		96	10

			209,460

abfunds.com	AB HIGH YIELD PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Technology – 0.3%
CA Magnum Holdings 5.375%, 10/31/2026(a)	U.S.$	200		$175,350

				1,347,532

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LP 6.125%, 03/01/2026(g)		28		26,843

Total Emerging Markets - Corporate Bonds (cost $1,548,684)				1,374,375

BANK LOANS – 1.5%
Industrial – 1.3%
Capital Goods – 0.2%
ACProducts Holdings, Inc. 9.409% (LIBOR 3 Month + 4.25%), 05/17/2028(m)		97		76,864
Apex Tool Group, LLC 10.240% (SOFR 1 Month + 5.25%), 02/08/2029(m)		45		39,044

				115,908

Communications - Media – 0.1%
Advantage Sales & Marketing, Inc. 9.719% (LIBOR 3 Month + 4.50%), 10/28/2027(m)		37		31,591
Clear Channel Outdoor Holdings, Inc. 8.597% (SOFR 1 Month + 3.50%), 08/21/2026(c)(m)		0	**	28
8.750% (SOFR 3 Month + 3.50%), 08/21/2026(m)		12		10,867
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 8.025% (LIBOR 1 Month + 3.00%), 05/01/2026(m)		18		15,280

				57,766

Communications - Telecommunications – 0.3%
Crown Subsea Communications Holding, Inc. 9.668% (SOFR 1 Month + 4.75%), 04/27/2027(b)(m)		56		55,535
DIRECTV Financing, LLC 10.025% (LIBOR 1 Month + 5.00%), 08/02/2027(m)		52		49,743

42 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Proofpoint, Inc. 11.275% (LIBOR 1 Month + 6.25%), 08/31/2029(m)	U.S.$	120	$113,750

			219,028

Consumer Non-Cyclical – 0.2%
Gainwell Acquisition Corp. 8.998% (SOFR 3 Month + 4.00%), 10/01/2027(m)		39	37,610
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 9.023% (LIBOR 3 Month + 3.75%), 11/16/2025(m)		27	25,677
US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 10.332% (SOFR 1 Month + 5.25%), 12/15/2027(m)		88	81,262

			144,549

Other Industrial – 0.1%
American Tire Distributors, Inc. 11.488% (SOFR 3 Month + 6.25%), 10/20/2028(m)		82	68,943
FCG Acquisitions, Inc. 11.909% (LIBOR 3 Month + 6.75%), 03/30/2029(m)		30	28,150

			97,093

Services – 0.0%
Verscend Holding Corp. 9.025% (LIBOR 1 Month + 4.00%), 08/27/2025(m)		26	25,670

Technology – 0.4%
Ascend Learning, LLC 10.832% (SOFR 1 Month + 5.75%), 12/10/2029(m)		50	43,313
Banff Guarantor, Inc. 10.525% (LIBOR 1 Month + 5.50%), 02/27/2026(m)		50	48,229
Boxer Parent Company, Inc. 8.775% (LIBOR 1 Month + 3.75%), 10/02/2025(m)		57	56,192
FINThrive Software Intermediate Holdings, Inc. 11.775% (LIBOR 1 Month + 6.75%), 12/17/2029(m)		50	35,063

abfunds.com	AB HIGH YIELD PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Loyalty Ventures, Inc. 11.500% (PRIME 3 Month + 3.50%), 11/03/2027(c)(j)(m)	U.S.$	122	$11,498
Veritas US, Inc. 10.025% (LIBOR 1 Month + 5.00%), 09/01/2025(m)		82	63,193

			257,488

			917,502

Financial Institutions – 0.2%
Insurance – 0.2%
Asurion, LLC 9.332% (SOFR 1 Month + 4.25%), 08/19/2028(m)		160	148,480

Total Bank Loans (cost $1,272,337)			1,065,982

		Shares
COMMON STOCKS – 0.5%
Energy – 0.2%
Energy Equipment & Services – 0.0%
BIS Industries Holdings Ltd.(b)(c)(e)		21,027	– 0	–
CHC Group LLC(c)		468	1
Diamond Offshore Drilling, Inc.(c)		1,142	13,121

			13,122

Oil, Gas & Consumable Fuels – 0.2%
Berry Corp.		2,975	22,729
Civitas Resources, Inc.		523	36,113
Denbury, Inc.(c)		339	31,656
Edcon Ltd.(b)(c)(e)		8,218	– 0	–
Global Partners LP/MA		1,004	30,923
SandRidge Energy, Inc.(c)		5	71

			121,492

			134,614

Consumer Staples – 0.1%
Household Products – 0.1%
Southeastern Grocers, Inc.(b)(c)(e)		3,584	81,984

Consumer Discretionary – 0.1%
Broadline Retail – 0.1%
ATD New Holdings, Inc.(b)(c)		1,009	54,486
K201640219 South Africa Ltd. A Shares(b)(c)(e)		191,574	– 0	–
K201640219 South Africa Ltd. B Shares(b)(c)(e)		30,276	– 0	–

			54,486

44 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Diversified Consumer Services – 0.0%
Monitronics International, Inc.(c)	262	$13

Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment, Inc.(c)	151	6,839

		61,338

Communication Services – 0.1%
Diversified Telecommunication Services – 0.1%
Intelsat Emergence SA(b)(c)	1,932	47,939
Intelsat Jackson Holdings SA(b)(c)(e)	402	– 0	–

		47,939

Media – 0.0%
DISH Network Corp. – Class A(c)	100	751
iHeartMedia, Inc. – Class A(c)	1,045	3,626

		4,377

		52,316

Industrials – 0.0%
Electrical Equipment – 0.0%
Exide Corp.(b)(c)(e)	7	2,800

Health Care – 0.0%
Pharmaceuticals – 0.0%
Mallinckrodt PLC(c)	91	531

Materials – 0.0%
Containers & Packaging – 0.0%
Westrock Co.	6	180

Total Common Stocks (cost $546,387)		333,763

PREFERRED STOCKS – 0.2%
Industrial – 0.1%
Consumer Cyclical - Automotive – 0.1%
Exide International Holdings LP 0.00%(b)(e)(g)	39	32,175

Energy – 0.0%
Gulfport Energy Corp. 10.00%(b)	4	24,000

Household Durables – 0.0%
Hovnanian Enterprises, Inc. 7.625%	490	8,678

		64,853

abfunds.com	AB HIGH YIELD PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Industrials – 0.1%
Industrial Conglomerates – 0.1%
WESCO International, Inc. Series A 10.625%		1,425	$38,760

Financials – 0.0%
Capital Markets – 0.0%
Ladenburg Thalmann Financial Services, Inc. Series A 8.00%		2,175	30,972

Total Preferred Stocks (cost $93,585)			134,585

RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/2049(b) (cost $0)		3,442	4,045

		Principal Amount (000)
COMMERCIAL MORTGAGE-BACKED SECURITY – 0.0%
Non-Agency Fixed Rate CMBS – 0.0%
GS Mortgage Securities Trust Series 2014-GC18, Class D 5.223%, 01/10/2047(a) (cost $11,490)	U.S.$	12	3,818

		Shares
SHORT-TERM INVESTMENTS – 6.8%
Investment Companies – 6.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.74%(n)(o)(p) (cost $4,697,099)		4,697,099	4,697,099

Total Investments – 98.6% (cost $73,333,664)			68,359,650
Other assets less liabilities – 1.4%			945,554

Net Assets – 100.0%			$69,305,204

46 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	EUR	6,020	USD	6,408	05/11/2023	$(229,674)
Brown Brothers Harriman & Co.	EUR	2	USD	2	05/11/2023	(83)
Brown Brothers Harriman & Co.	USD	2,892	EUR	2,663	05/11/2023	43,802
Brown Brothers Harriman & Co.	GBP	200	USD	246	05/24/2023	(5,367)
Brown Brothers Harriman & Co.	MXN	1,136	USD	60	05/25/2023	(2,988)
Brown Brothers Harriman & Co.	USD	86	MXN	1,573	05/25/2023	1,082
JPMorgan Chase Bank, NA	USD	650	EUR	609	05/11/2023	21,857
Royal Bank of Scotland PLC	USD	570	EUR	536	05/11/2023	20,468
Standard Chartered Bank	USD	622	EUR	581	05/11/2023	18,912

						$(131,991)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2023	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAHY Series 40, 5 Year Index, 06/20/2028*	5.00%	Quarterly	4.65%	USD 1,860	$36,646	$15,050	$21,596

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	(3.00)%	Monthly	7.50%	USD	110	$22,678	$10,109	$12,569
Sale Contracts
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	43	(8,866)	(2,639)	(6,227)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	144	(29,789)	(9,104)	(20,685)

						$(15,977)	$(1,634)	$(14,343)

*	Termination date

abfunds.com	AB HIGH YIELD PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International
Markit iBoxx USD Contingent Convertible Liquid Developed Market AT1	1 Day SOFR	Maturity	USD 501	06/20/2023	$(82,440)

Pay Total Return on Reference Obligation
Goldman Sachs International
Markit iBoxx USD Contingent Convertible Liquid Developed Market AT1	1 Day SOFR	Maturity	USD 592	06/20/2023	(8,042)

					$(90,482)

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2023, the aggregate market value of these securities amounted to $45,409,630 or 65.5% of net assets.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Non-income producing security.

(d)	Defaulted matured security.

(e)	Fair valued by the Adviser.

(f)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2023.

(g)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.09% of net assets as of April 30, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Exide International Holdings LP	11/05/2020	$29,328		$32,175		0.05%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%
Intelsat Jackson Holdings SA 8.50%, 10/15/2024	09/05/2018 - 04/17/2019	– 0	–	– 0	–	0.00%
K2016470219 South Africa Ltd. 3.00%, 12/31/2023	03/13/2015 - 06/30/2021	51		– 0	–	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	02/19/2015	36,767		– 0	–	0.00%
Terraform Global Operating LP 6.125%, 03/01/2026	02/08/2018 - 06/04/2019	28,019		26,843		0.04%
Tonon Luxembourg SA 6.50%, 10/31/2024	05/03/2019 - 10/31/2020	4,111		– 0	–	0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	02/13/2013	96,161		10		0.00%

48 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2023.

(i)	Convertible security.

(j)	Defaulted.

(k)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2023.

(l)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(m)	The stated coupon rate represents the greater of the LIBOR or an alternate base rate such as the SOFR/PRIME or the LIBOR/SOFR/PRIME floor rate plus spread at April 30, 2023.

(n)	Affiliated investments.

(o)	The rate shown represents the 7-day yield as of period end.

(p)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

EUR – Euro

GBP – Great British Pound

MXN – Mexican Peso

USD – United States Dollar

ZAR – South African Rand

Glossary:

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB HIGH YIELD PORTFOLIO | 49

STATEMENT OF ASSETS & LIABILITIES

April 30, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $68,636,565)	$63,662,551
Affiliated issuers (cost $4,697,099)	4,697,099
Cash	8,662
Cash collateral due from broker	185,361
Foreign currencies, at value (cost $1,863)	1,859
Unaffiliated interest receivable	1,024,292
Receivable for investment securities sold	212,843
Unrealized appreciation on forward currency exchange contracts	106,121
Receivable for capital stock sold	70,798
Market value of credit default swaps (net premiums paid $10,109)	22,678
Affiliated dividends receivable	9,979
Receivable for variation margin on centrally cleared swaps	4,720
Receivable from Adviser	3,656

Total assets	70,010,619

Liabilities
Unrealized depreciation on forward currency exchange contracts	238,112
Unrealized depreciation on total return swaps	90,482
Payable for capital stock redeemed	88,754
Dividends payable	82,671
Audit and tax fee payable	65,450
Custody and accounting fees payable	40,974
Market value of credit default swaps (net premiums received $11,743)	38,655
Payable for investment securities purchased	19,439
Payable for capital gains taxes	4,029
Transfer Agent fee payable	3,441
Accrued expenses	33,408

Total liabilities	705,415

Net Assets	$69,305,204

Composition of Net Assets
Capital stock, at par	$8,296
Additional paid-in capital	88,525,796
Accumulated loss	(19,228,888)

$69,305,204

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

Advisor	$69,305,204	8,295,860	$8.35

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended April 30, 2023 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $7,493)	$2,195,849
Dividends
Affiliated issuers	78,754
Unaffiliated issuers	12,003	$2,286,606

Expenses
Advisory fee (see Note B)	150,251
Transfer agency—Class A	560
Transfer agency—Advisor Class	36,694
Transfer agency—Class Z	5
Distribution fee—Class A	618
Audit and tax	69,347
Custody and accounting	57,167
Administrative	43,420
Printing	24,914
Registration fees	23,510
Legal	16,929
Directors’ fees	8,523
Miscellaneous	5,009

Total expenses	436,947
Less: expenses waived and reimbursed by the Adviser (see Note B)	(236,755)

Net expenses		200,192

Net investment income		2,086,414

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(1,826,455)
Forward currency exchange contracts		(642,904)
Futures		(155,898)
Swaps		(120,919)
Foreign currency transactions		(68,905)
Net change in unrealized appreciation (depreciation) on:
Investments		4,463,804
Forward currency exchange contracts		31,759
Futures		242,839
Swaps		6,268
Foreign currency denominated assets and liabilities		3,149

Net gain on investment and foreign currency transactions		1,932,738

Net Increase in Net Assets from Operations		$4,019,152

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,086,414	$3,122,505
Net realized loss on investment and foreign currency transactions	(2,815,081)	(624,732)
Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	4,747,819	(10,903,207)

Net increase (decrease) in net assets from operations	4,019,152	(8,405,434)
Distributions to Shareholders
Class A	(40,418)	(48,807)
Advisor Class	(2,846,357)	(3,658,061)
Class Z	(2,010)	(4,016)
Capital Stock Transactions
Net increase (decrease)	(122,993)	16,588,915

Total increase	1,007,374	4,472,597
Net Assets
Beginning of period	68,297,830	63,825,233

End of period	$69,305,204	$68,297,830

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB High Yield Portfolio (the “Fund”), a diversified portfolio. At a meeting held on January 31, 2023 to February 1, 2023, the Fund’s Board of Directors (the “Board”) approved the conversion of Class A and Class Z shares of the Fund to Advisor Class shares of the Fund on a relative net assets basis. The conversion was effective on April 14, 2023. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued, and no shares of Class A, Class C, Class R, Class K, Class I or Class Z were outstanding as of April 30, 2023. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Company’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Company’s portfolio investments, subject to the Board’s oversight.

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

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NOTES TO FINANCIAL STATEMENTS (continued)

other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more

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widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2023:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates - Non-Investment Grade	$	– 0	–	$46,477,044		$3,332	#	$46,480,376
Corporates - Investment Grade		– 0	–	11,392,286		– 0	–	11,392,286
Government - Treasuries		– 0	–	2,873,321		– 0	–	2,873,321
Emerging Markets - Corporate Bonds		– 0	–	1,374,365	#	10	#	1,374,375
Bank Loans		– 0	–	1,010,447		55,535		1,065,982
Common Stocks		146,554		– 0	–	187,209	#	333,763
Preferred Stocks		47,438		30,972		56,175		134,585
Rights		– 0	–	– 0	–	4,045		4,045
Commercial Mortgage-Backed Securities		– 0	–	3,818		– 0	–	3,818
Short-Term Investments:
Investment Companies		4,697,099		– 0	–	– 0	–	4,697,099

Total Investments in Securities		4,891,091		63,162,253		306,306		68,359,650
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts		– 0	–	106,121		– 0	–	106,121
Centrally Cleared Credit Default Swaps		– 0	–	36,646		– 0	–	36,646 †
Credit Default Swaps		– 0	–	22,678		– 0	–	22,678
Liabilities
Forward Currency Exchange Contracts		– 0	–	(238,112)		– 0	–	(238,112)
Credit Default Swaps		– 0	–	(38,655)		– 0	–	(38,655)
Total Return Swaps		– 0	–	(90,482)		– 0	–	(90,482)

Total		$4,891,091		$62,960,449		$306,306		$68,157,846

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

†

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the

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ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .425% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total expenses (other than acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Cap”) to .85%, .60% and .60% of daily average net assets for the Class A, Advisor Class and Class Z, respectively. For the six months ended April 30, 2023, such reimbursements/waivers amounted to $191,378. The Expense Cap will remain in effect until January 31, 2024 and then may be continued thereafter from year to year by the Adviser.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund

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NOTES TO FINANCIAL STATEMENTS (continued)

by the Adviser. For the six months ended April 30, 2023, the Adviser voluntarily agreed to waive such fees in the amount of $43,420.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,321 for the six months ended April 30, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2023, such waiver amounted to $1,957.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2023 is as follows:

Fund	Market Value 10/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,336	$29,014	$29,653	$4,697	$79

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares. Effective February 1, 2023, the Distributor voluntarily suspended such distribution and servicing fees. There are no distribution and servicing fees on Advisor Class and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety

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for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2023, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$20,373,932	$24,535,733
U.S. government securities	3,560,970	734,988

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,136,924
Gross unrealized depreciation	(6,326,158)

Net unrealized depreciation	$(5,189,234)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts.

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NOTES TO FINANCIAL STATEMENTS (continued)

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2023, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

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During the six months ended April 30, 2023, the Fund held futures for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

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Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed

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based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2023, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments.

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The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2023, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2023, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to

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terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended April 30, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$106,121		Unrealized depreciation on forward currency exchange contracts	$238,112

Credit contracts	Market value of credit default swaps	22,678		Market value of credit default swaps	38,655

Credit contracts	Receivable for variation margin on centrally cleared swaps	21,596	*

Credit contracts				Unrealized depreciation on total return swaps	90,482

Total		$150,395			$367,249

*

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation (depreciation) on swaps	$39,926	$(44,167)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation (depreciation) on futures	(155,898)	242,839

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	$(642,904)	$31,759

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation (depreciation) on swaps	(160,845)	50,435

Total		$(919,721)	$280,866

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2023:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$2,590,000	(a)
Average notional amount of sale contracts	$1,406,667	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$13,207,000	(c)
Credit Default Swaps:
Average notional amount of buy contracts	$246,870	(c)
Average notional amount of sale contracts	$451,701
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,093,063
Average principal amount of sale contracts	$7,189,959
Futures:
Average notional amount of buy contracts	$3,660,169	(a)
Average notional amount of sale contracts	$143,709	(c)
Total Return Swaps:
Average notional amount	$662,850

a)	Positions were open for two months during the reporting period.

b)	Positions were open for three months during the reporting period.

c)	Positions were open for four months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Brown Brothers Harriman & Co.	$44,884	$(8,438)		$	– 0	–	$	– 0	–	$36,446
Goldman Sachs International	22,678	(22,678)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA.	21,857	– 0	–		– 0	–		– 0	–	21,857
Royal Bank of Scotland PLC	20,468	– 0	–		– 0	–		– 0	–	20,468
Standard Chartered Bank	18,912	– 0	–		– 0	–		– 0	–	18,912

Total	$128,799	$(31,116)		$	– 0	–	$	– 0	–	$97,683	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$229,674	$ – 0	–	$	– 0	–	$	– 0	–	$229,674
Brown Brothers Harriman & Co.	8,438	(8,438)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	38,655	– 0	–		– 0	–		– 0	–	38,655
Goldman Sachs International	90,482	(22,678)			– 0	–		– 0	–	67,804

Total	$367,249	$(31,116)		$	– 0	–	$	– 0	–	$336,133	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used

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when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022		Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022

Class A*
Shares sold	53,995	110,732		$451,271	$1,074,065

Shares issued in reinvestment of dividends	1,559	1,981		13,026	17,332

Shares converted to Advisor Class	(142,504)	– 0	–	(1,192,228)	– 0	–

Shares redeemed	(34,844)	(6,734)		(287,168)	(59,373)

Net increase (decrease)	(121,794)	105,979		$(1,015,099)	$1,032,024

Advisor Class
Shares sold	2,485,047	5,003,503		$20,721,297	$45,166,837

Shares issued in reinvestment of dividends	192,964	218,017		1,612,336	1,949,901

Shares converted from:

Class A	142,565	– 0	–	1,192,228	– 0	–

Class Z	5,878	– 0	–	49,157	– 0	–

Shares redeemed	(2,720,066)	(3,405,602)		(22,633,730)	(31,564,032)

Net increase	106,388	1,815,918		$941,288	$15,552,706

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	Shares				Amount
	Six Months Ended April 30, 2023 (unaudited)		Year Ended October 31, 2022		Six Months Ended April 30, 2023 (unaudited)			Year Ended October 31, 2022

Class Z*
Shares sold	– 0	–	2,395		$	– 0	–	$24,001

Shares issued in reinvestment of dividends	0	(a)	90			1		834

Shares converted to Advisor Class	(5,877)		– 0	–		(49,157)		– 0	–

Shares redeemed	(3)		(2,485)			(26)		(20,650)

Net increase (decrease)	(5,880)		– 0	–		$(49,182)		$4,185

a)	Amount is less than 0.50 shares.

*	Converted to Advisor Class on April 14, 2023.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

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Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce the Fund’s returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations

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implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2023.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending October 31, 2023 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal year ended October 31, 2022, period ended October 31, 2021 and year ended December 31, 2020 were as follows:

	November 1, 2021 to October 31, 2022	January 1, 2021 to October 31, 2021	January 1, 2020 to December 31, 2020
Distributions paid from:
Ordinary income	$3,710,884	$2,144,305	$2,379,537

Total taxable distributions paid	$3,710,884	$2,144,305	$2,379,537

As of December 31, 2021, the Fund’s most recent tax year-end, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$42,753
Accumulated capital and other losses	(9,133,476	)(a)
Unrealized appreciation (depreciation)	601,097	(b)

Total accumulated earnings (deficit)	$(8,489,626	)(c)

(a)

As of December 31, 2021, the Fund had a net capital loss carryforward of $9,133,476. During the tax year, the Fund utilized $856,675 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, return of capital distributions received from underlying securities, the tax treatment of callable bonds, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

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For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2021, the Fund’s most recent tax year end, the Fund had a net short-term capital loss carryforward of $4,806,884 and a net long-term capital loss carryforward of $4,326,592, which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

At meetings held on January 31—February 1, 2023, the Board approved the reorganization of the Fund into a newly-created exchange-traded fund (“ETF”) (the “Conversion”), to be managed by the Adviser. Pursuant to an Agreement and Plan of Acquisition and Termination (the “Plan”), the Fund was converted into an ETF (the “Acquiring Portfolio”), a newly-created series of AB Active ETFs, Inc., with the same investment objective, and the same investment policies and investment strategies as the Fund on the closing date of the Conversion, May 12, 2023. In connection with the Conversion, the assets and liabilities of the Fund were transferred to the Acquiring Portfolio, and stockholders of the Fund received shares of the Acquiring Portfolio equal in aggregate net asset value (“NAV”) to the NAV of their shares of the Fund (less cash corresponding to any fractional share amount). The Conversion did not require stockholder approval.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	January 1, 2021 to October 31, 2021(a)	Year Ended December 31,	November 1, 2018 to December 31, 2018(b)	Year Ended October 31, 2018
2020	2019

Net asset value, beginning of period	$ 8.21	$ 9.98	$ 9.86	$ 9.63	$ 8.90	$ 9.36	$ 9.71

Income From Investment Operations

Net investment income(c)(d)	.26	.45	.38	.50	.52	.09	.50

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.24	(1.68)	.16	.30	.77	(.41)	(.37)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(e)

Net increase (decrease) in net asset value from operations	.50	(1.23)	.54	.80	1.29	(.32)	.13

Less: Dividends

Dividends from net investment income	(.36)	(.54)	(.42)	(.57)	(.56)	(.14)	(.48)

Net asset value, end of period	$ 8.35	$ 8.21	$ 9.98	$ 9.86	$ 9.63	$ 8.90	$ 9.36

Total Return

Total investment return based on net asset value(f)*	6.20%	(12.68)%	5.56%	8.95	%+	14.77	%+	(3.45)%	1.32	%**

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$69,305	$67,249	$63,608	$38,751	$40,218	$30,509	$33,990

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(g)(h)†	.60	%^	.60%	.51	%^	.70%	.29	%++	.29	%^++	.33%

Expenses, before waivers/ reimbursements(g)(h)†	1.31	%^	1.35%	1.74	%^	2.17%	1.84	%++	3.25	%^++	2.56%

Net investment income(d)	6.24	%^	5.00%	4.60	%^	5.41%	5.45%	5.73	%^	5.20%

Portfolio turnover rate+++	39%	48%	36%	75%	40%	5%	75%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%^	.00%	.00	%^	.00%	.01%	.01	%^	.01%

See footnote summary on page 78.

abfunds.com	AB HIGH YIELD PORTFOLIO | 77

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	The Fund changed its fiscal year end from December 31 to October 31.

(b)	The Fund changed its fiscal year end from October 31 to December 31.

(c)	Based on average shares outstanding.

(d)	Net of expenses waived/reimbursed by the Adviser.

(e)	Amount is less than $.005.

(f)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(g)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2023 (unaudited)		Year Ended October 31, 2022	January 1, 2021 to October 31, 2021(a)		Year ended December 31,		November 1, 2018 to December 31, 2018(b)		Year Ended October 31, 2018
						2020	2019
Advisor Class
Net of waivers/ reimbursements	.60	%^	.60%	.51	%^	.70%	.29%	.29	%^	.31%
Before waivers/ reimbursements	1.31	%^	1.35%	1.74	%^	2.17%	1.84%	3.25	%^	2.54%

(h)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended April 30, 2023, the year ended December 31, 2019, period ended December 31, 2018 and year ended October 31, 2018, such waivers amounted to .01% (annualized), .01%, .01% (annualized) and .01%, respectively.

^	Annualized.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended December 31, 2019 and October 31, 2018 by .01%, and .03%, respectively.

**	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended October 31, 2018 by .01%.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

++

The advisory fee reflected in the Fund’s expense ratio may be higher or lower than the Base Fee plus Performance Adjustment due to the different time periods over which the fee is calculated (i.e., the financial reporting vs. the Performance Period).

+++	Portfolio turnover is calculated for the Fund as a whole for the full fiscal year or period, as applicable, and is not annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Gershon M. Distenfeld(2), Vice President Robert Schwartz(2), Vice President William Smith(2), Vice President Nancy E. Hay, Secretary	Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nasvhille, TN 37203

Transfer Agent

AllianceBernstein
Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s High Yield Investment Team. Messrs. Distenfeld, Schwartz and Smith are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB HIGH YIELD PORTFOLIO | 79

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB HIGH YIELD PORTFOLIO | 81

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB High Yield Portfolio (formerly AB FlexFeeTM High Yield Portfolio) (the “Fund”) at a meeting held in-person on November 1-3, 2022 (the “Meeting”).1

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund, and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters

1

Subsequent to the semi-annual reporting period ended April 30, 2023 covered by this report, the Fund was reorganized into an exchange-traded fund and is now known as AB High Yield ETF, a series of AB Active ETFs, Inc.

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as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The directors noted that the Adviser had not requested any reimbursements from the Fund in recent years. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

abfunds.com	AB HIGH YIELD PORTFOLIO | 83

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider for the 1-year period ended July 31, 2022, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index for the 1-, 3-, 5- and 10-year periods ended July 31, 2022 and for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors noted that, from February 26, 2018 through April 29, 2021, the Fund’s Advisory Agreement had provided for a performance-based advisory fee. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees

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charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A Shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the

abfunds.com	AB HIGH YIELD PORTFOLIO | 85

AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB HIGH YIELD PORTFOLIO | 87

NOTES

88 | AB HIGH YIELD PORTFOLIO	abfunds.com

AB HIGH YIELD PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

HY-0152-0423

APR    04.30.23

SEMI-ANNUAL REPORT

AB INCOME FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INCOME FUND | 1

SEMI-ANNUAL REPORT

June 7, 2023

This report provides management’s discussion of fund performance for the AB Income Fund for the semi-annual reporting period ended April 30, 2023.

The investment objective of the Fund is to seek high current income consistent with preservation of capital.

NAV RETURNS AS OF APRIL 30, 2023 (unaudited)

	6 Months	12 Months

AB INCOME FUND

Class A Shares	8.21%	-2.78%

Class C Shares	7.63%	-3.65%

Advisor Class Shares[1]	8.17%	-2.69%

Class Z Shares[1]	8.17%	-2.67%

Bloomberg US Aggregate Bond Index	6.91%	-0.43%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg US Aggregate Bond Index, for the six- and 12-month periods ended April 30, 2023.

During the six-month period, all share classes outperformed the benchmark, before sales charges. Sector allocation was the primary contributor, relative to the benchmark, mostly from off-benchmark exposure to collateralized loan obligations, agency risk-sharing securities and emerging-market corporate bonds that added more than losses from an overweight to US Treasuries and an underweight to investment-grade corporate bonds. Yield-curve positioning also contributed, primarily due to an overweight on the five-year part of the curve that added more than a loss from being underweight to the 20-year part of the curve. Security selection detracted, mainly from selections among high-yield corporate bonds and commercial mortgage-backed securities (“CMBS”) that detracted more than gains within investment-grade corporates, US agency mortgages and emerging-market sovereign bonds. Country allocation and currency decisions did not meaningfully impact performance during the period.

2 | AB INCOME FUND	abfunds.com

In the 12-month period, all share classes underperformed the benchmark, before sales charges. Yield-curve positioning was the largest detractor, as overweights on the two- to 10-year part of the curve and an underweight on the 20-year part of the curve detracted more than gains from an underweight on the 30-year part of the curve and an overweight on the six-month part of the curve. Security selection detracted, as losses from off-benchmark corporate bonds and emerging-market sovereign bonds were partially offset by a gain within CMBS. Sector allocation also had a negative impact on performance, primarily from an underweight to investment-grade corporate bonds and off-benchmark exposure to emerging-market corporate bonds, bank loans and collateralized loan obligations that were partially offset by off-benchmark exposure to agency risk-sharing securities and an underweight to US agency mortgages. Country allocation was a minor contributor, from exposure to Canada that exceeded a loss from exposure to Australia. Currency decisions did not materially impact performance results.

During both periods, the Fund used derivatives in the form of treasury futures and interest rate swaps to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure. Credit default swaps were used to effectively gain exposure to specific sectors.

MARKET REVIEW AND INVESTMENT STRATEGY

During the six-month period ended April 30, 2023, fixed-income government bond market yields were volatile after peaking in October, as investors adjusted their expectations for inflation, growth and central bank tightening. Some major developed-market central banks started to reduce rate hikes toward the end of the period and pause further hikes as overall inflation began to fall. Stress in the global banking sector caused yields to fall sharply in March. Falling yields during the period led all major developed-market treasuries to post positive returns except in the UK. Developed-market government bonds rose the most in the US, Australia and Canada, and by the least in Germany. In corporate credit-risk sectors, investment-grade and high-yield corporates outperformed developed-market treasury markets by a wide margin. Corporate bonds in the US and eurozone also outperformed respective treasuries. Emerging-market hard-currency sovereign and corporate bonds hedged to the US dollar, as well as local-currency bonds, led risk sector returns as the US dollar fell against the vast majority of developed- and emerging-market currencies. Brent crude oil prices fell on global growth concerns.

The Fund’s Senior Investment Management Team (the “Team”) continues to pursue high income, while preserving capital by investing primarily in government bonds from both US and non-US issuers as well as corporate bonds, with scope to invest a select amount in below investment-grade

abfunds.com	AB INCOME FUND | 3

bonds. The Team manages the Fund with a core fixed-income strategy through a global, multi-sector approach that seeks an attractive risk/return profile.

INVESTMENT POLICIES

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of US and foreign governments, their agencies or instrumentalities and repurchase agreements relating to US government securities.

The Fund normally invests at least 65% of its total assets in US dollar-denominated securities. The Fund may also invest up to 35% of its total assets in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund may invest up to 35% of its net assets in below investment-grade securities (commonly known as “junk bonds”). The Fund may invest no more than 25% of its total assets in securities of issuers in any one country other than the US. The Fund’s investments in foreign securities may include investments in securities of emerging-market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings. The Fund may invest in fixed-income securities with any maturity or duration.

The Fund utilizes derivatives, such as options, futures contracts, forwards and swaps to a significant extent, subject to the limits of applicable law. The Fund may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and CMBS. The index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

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DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

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DISCLOSURES AND RISKS (continued)

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each

abfunds.com	AB INCOME FUND | 7

DISCLOSURES AND RISKS (continued)

share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

The Fund commenced operations on April 22, 2016. The Fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”), effective at the close of business on April 21, 2016 (the “Reorganization”). The Fund has the same investment objective that the Predecessor Fund had and similar investment strategies and policies. In addition, the Fund has higher expenses (including transfer agency and shareholder servicing fees), and a different advisory fee arrangement than the Predecessor Fund had.

Performance information prior to April 22, 2016, shown in this report reflects the historical performance of the Predecessor Fund based on its NAV. Such performance information may not be representative of performance the Fund would have achieved as an open-end fund under its current investment strategies and policies and expense levels.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			5.74%

1 Year	-2.78%	-6.90%

5 Years	0.55%	-0.31%

Since Inception[2]	1.32%	0.71%

CLASS C SHARES			5.25%

1 Year	-3.65%	-4.58%

5 Years	-0.23%	-0.23%

Since Inception[2,3]	0.56%	0.56%

ADVISOR CLASS SHARES[4,5]			6.27%

1 Year	-2.69%	-2.69%

5 Years	0.80%	0.80%

10 Years	1.74%	1.74%

CLASS Z SHARES[5]			6.32%

1 Year	-2.67%	-2.67%

Since Inception[2]	-1.76%	-1.76%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.08%, 1.82%, 0.82% and 0.78% for Class A, Class C, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs, to 0.77%, 1.52%, 0.52% and 0.52% for Class A, Class C, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2024. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2023.

2	Inception dates: 4/21/2016 for all share classes except Class Z; 11/20/2019 for Class Z shares.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4	Performance returns of Advisor Class shares for the periods prior to April 21, 2016, are based on the NAV per share of the Predecessor Fund.

5

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-11.48%

5 Years	-0.60%

Since Inception[1]	0.58%

CLASS C SHARES

1 Year	-9.20%

5 Years	-0.50%

Since Inception[1,2]	0.44%

ADVISOR CLASS SHARES[3,4]

1 Year	-7.39%

5 Years	0.50%

10 Years	1.88%

CLASS Z SHARES[4]

1 Year	-7.37%

Since Inception[1]	-2.08%

1	Inception dates: 4/21/2016 for all share classes except Class Z; 11/20/2019 for Class Z shares.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3	Performance returns of Advisor Class shares for the periods prior to April 21, 2016, are based on the NAV per share of the Predecessor Fund.

4

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,082.10	$8.47	1.64%
Hypothetical**	$1,000	$1,016.66	$8.20	1.64%
Class C
Actual	$1,000	$1,076.30	$12.30	2.39%
Hypothetical**	$1,000	$1,012.94	$11.93	2.39%
Advisor Class
Actual	$1,000	$1,081.70	$7.12	1.38%
Hypothetical**	$1,000	$1,017.95	$6.90	1.38%
Class Z
Actual	$1,000	$1,081.70	$7.12	1.38%
Hypothetical**	$1,000	$1,017.95	$6.90	1.38%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,647.2

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.3% or less in the following types: Common Stocks, Governments–Sovereign Bonds, Local Governments–US Municipal Bonds, Preferred Stocks and Warrants.

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PORTFOLIO SUMMARY (continued)

April 30, 2023 (unaudited)

1

The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.4% or less in the following: Angola, Australia, Belgium, Cayman Islands, Chile, Czech Republic, Denmark, Dominican Republic, Ecuador, El Salvador, Finland, Ghana, Guatemala, Hong Kong, Hungary, Indonesia, Israel, Ivory Coast, Jamaica, Kazakhstan, Kenya, Kuwait, Lebanon, Luxembourg, Macau, Morocco, Netherlands, Nigeria, Norway, Pakistan, Panama, Peru, Senegal, South Africa, South Korea, Spain, Sweden, Switzerland, Turkey and Ukraine.

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PORTFOLIO OF INVESTMENTS

April 30, 2023 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 68.9%
Canada – 5.9%
Canadian Government Bond 1.00%, 09/01/2026	CAD	225,418	$154,955,942

United States – 63.0%
U.S. Treasury Bonds 3.00%, 08/15/2052(a)(b)	U.S.$	49,257	43,207,186
U.S. Treasury Notes 2.875%, 05/15/2032(a)		335,429	320,387,297
3.875%, 12/31/2027		2,815	2,849,884
4.125%, 01/31/2025		6,700	6,685,344
4.125%, 09/30/2027(b)(c)(d)		351,519	358,878,725
4.125%, 10/31/2027(a)		471,602	481,770,816
4.375%, 10/31/2024(b)		455,821	455,393,767

			1,669,173,019

Total Governments - Treasuries (cost $1,812,444,222)			1,824,128,961

MORTGAGE PASS-THROUGHS – 20.2%
Agency Fixed Rate 30-Year – 20.2%
Federal Home Loan Mortgage Corp. Series 2020 2.50%, 08/01/2050		48,284	42,368,634
2.50%, 09/01/2050		36,889	32,357,993
4.50%, 02/01/2050		2,428	2,421,968
Federal National Mortgage Association Series 1998 8.00%, 06/01/2028		1	956
Series 1999 7.50%, 11/01/2029		5	4,882
Series 2020 4.50%, 02/01/2050		5,994	5,964,963
Government National Mortgage Association Series 2023 4.00%, 05/01/2053, TBA		13,732	13,200,909
4.50%, 05/01/2053, TBA		70,886	69,491,066
Uniform Mortgage-Backed Security Series 2023 3.00%, 05/01/2053, TBA		61,874	55,602,135
3.50%, 05/01/2053, TBA		82,946	77,127,168
4.00%, 05/01/2053, TBA		44,832	42,856,424
4.50%, 05/01/2053, TBA		133,971	130,904,545
5.00%, 05/01/2053, TBA		62,077	61,723,203

Total Mortgage Pass-Throughs (cost $552,878,692)			534,024,846

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 18.6%
Financial Institutions – 12.2%
Banking – 8.9%
AIB Group PLC 4.263%, 04/10/2025(e)	U.S.$	5,750	$5,643,395
7.583%, 10/14/2026(e)		8,459	8,733,748
Ally Financial, Inc. 8.00%, 11/01/2031		75	79,155
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(e)		3,765	3,453,917
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(e)		3,998	3,975,011
Banco Santander SA 3.225%, 11/22/2032		200	160,272
4.175%, 03/24/2028		2,800	2,659,888
Bank of America Corp. 6.204%, 11/10/2028		5,206	5,429,962
Bank of Ireland Group PLC 6.253%, 09/16/2026(e)		2,167	2,162,904
Barclays PLC 6.125%, 12/15/2025(f)		7,868	6,776,944
7.125%, 06/15/2025(f)	GBP	333	372,258
7.385%, 11/02/2028	U.S.$	3,394	3,624,860
BBVA Bancomer SA/Texas 5.875%, 09/13/2034(e)		5,343	4,799,684
BNP Paribas SA 4.625%, 02/25/2031(e)(f)		2,545	1,816,367
BPCE SA 5.975%, 01/18/2027(e)		5,330	5,373,813
Capital One Financial Corp. 5.468%, 02/01/2029		2,537	2,495,292
Citigroup, Inc. 3.875%, 02/18/2026(f)		3,286	2,801,216
9.341% (LIBOR 3 Month + 4.07%), 07/30/2023(f)(g)		846	842,557
Series U 5.00%, 09/12/2024(f)		2,540	2,375,154
Series V 4.70%, 01/30/2025(f)		1,811	1,593,644
Series W 4.00%, 12/10/2025(f)		2,865	2,500,457
Credit Agricole SA 8.125%, 12/23/2025(e)(f)		4,972	4,928,246
Credit Suisse Group AG 6.373%, 07/15/2026(e)		1,114	1,086,629

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Danske Bank A/S 3.244%, 12/20/2025(e)	U.S.$	200	$190,820
4.298%, 04/01/2028(e)		4,773	4,529,052
6.466%, 01/09/2026(e)		3,667	3,679,504
Deutsche Bank AG/New York NY 1.447%, 04/01/2025		150	141,408
6.119%, 07/14/2026		4,938	4,883,188
6.72%, 01/18/2029		2,408	2,448,888
7.079%, 02/10/2034		2,615	2,436,631
Discover Financial Services 6.70%, 11/29/2032		2,653	2,806,635
First-Citizens Bank & Trust Co. 3.929%, 06/19/2024		5	4,930
Goldman Sachs Group, Inc. (The) 3.102%, 02/24/2033		293	252,258
HSBC Holdings PLC 4.60%, 12/17/2030(f)		1,030	779,638
4.762%, 03/29/2033		3,659	3,374,220
6.375%, 03/30/2025(f)		468	443,196
ING Groep NV 6.50%, 04/16/2025(f)		3,085	2,859,024
6.75%, 04/16/2024(e)(f)		3,383	3,180,088
Intesa Sanpaolo SpA 5.017%, 06/26/2024(e)		999	974,285
7.00%, 11/21/2025(e)		1,036	1,058,108
JPMorgan Chase & Co. 4.912%, 07/25/2033		309	307,677
KBC Group NV 5.796%, 01/19/2029(e)		1,193	1,209,440
Lloyds Banking Group PLC 5.871%, 03/06/2029		7,167	7,330,264
Mitsubishi UFJ Financial Group, Inc. 5.475%, 02/22/2031		963	977,628
Mizuho Financial Group, Inc. 5.667%, 05/27/2029		6,612	6,735,711
5.739%, 05/27/2031		6,612	6,771,085
Morgan Stanley 4.21%, 04/20/2028		3,639	3,528,011
6.296%, 10/18/2028		10,098	10,610,171
Nationwide Building Society 4.302%, 03/08/2029(e)		2,000	1,893,260
NatWest Group PLC 4.269%, 03/22/2025		3,161	3,116,145
7.472%, 11/10/2026		2,381	2,487,288
Nordea Bank Abp 6.625%, 03/26/2026(e)(f)		8,725	8,200,802

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PNC Financial Services Group, Inc. (The) Series O 8.977% (LIBOR 3 Month + 3.68%), 08/01/2023(f)(g)	U.S.$	1,247	$1,243,558
Santander Holdings USA, Inc. 6.499%, 03/09/2029		6,998	7,032,290
Santander UK Group Holdings PLC 6.833%, 11/21/2026		10,499	10,685,462
Societe Generale SA 6.447%, 01/12/2027(e)		10,270	10,365,716
Standard Chartered PLC 6.17%, 01/09/2027(e)		2,054	2,083,660
6.783% (LIBOR 3 Month + 1.51%), 01/30/2027(e)(f)(g)		7,500	6,600,000
State Street Corp. 4.821%, 01/26/2034		186	185,405
Sumitomo Mitsui Financial Group, Inc. 5.71%, 01/13/2030		7,605	7,874,521
Swedbank AB Series NC5 5.625%, 09/17/2024(e)(f)		8,800	8,296,992
Truist Financial Corp. 1.95%, 06/05/2030		172	138,565
5.122%, 01/26/2034		840	814,355
Series Q 5.10%, 03/01/2030(f)		12,605	11,146,223
UBS Group AG 4.375%, 02/10/2031(e)(f)		4,958	3,430,143
7.00%, 02/19/2025(e)(f)		211	200,066
UniCredit SpA 1.982%, 06/03/2027(e)		250	221,438
2.569%, 09/22/2026(e)		3,984	3,622,731
US Bancorp 4.839%, 02/01/2034		548	524,348

			235,360,201

Brokerage – 0.7%
Nomura Holdings, Inc. 5.709%, 01/09/2026		6,517	6,547,043
Voya Financial, Inc. 5.65%, 05/15/2053		12,065	12,058,606

			18,605,649

Finance – 0.9%
Aircastle Ltd. 2.85%, 01/26/2028(e)		1,242	1,080,416
4.40%, 09/25/2023		1,716	1,701,895

abfunds.com	AB INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Aviation Capital Group LLC 4.125%, 08/01/2025(e)	U.S.$	1,592	$1,520,487
4.375%, 01/30/2024(e)		1,694	1,665,100
4.875%, 10/01/2025(e)		1,315	1,273,656
Huarong Finance 2017 Co., Ltd. 4.25%, 11/07/2027(e)		273	227,665
4.75%, 04/27/2027(e)		400	346,450
Huarong Finance II Co., Ltd. 4.625%, 06/03/2026(e)		630	557,471
4.875%, 11/22/2026(e)		737	648,468
5.50%, 01/16/2025(e)		5,167	4,901,545
REC Ltd. 5.625%, 04/11/2028(e)		648	650,547
Synchrony Financial 3.95%, 12/01/2027		9,789	8,639,674

			23,213,374

Insurance – 1.2%
ACE Capital Trust II 9.70%, 04/01/2030		750	896,115
Assicurazioni Generali SpA 5.50%, 10/27/2047(e)	EUR	6,630	7,335,772
Credit Agricole Assurances SA 4.75%, 09/27/2048(e)		3,200	3,373,261
Fairfax Financial Holdings Ltd. 8.30%, 04/15/2026	U.S.$	5,000	5,285,900
Hartford Financial Services Group, Inc. (The) Series ICON 6.989% (LIBOR 3 Month + 2.12%), 02/12/2047(e)(g)		3,275	2,656,385
MetLife Capital Trust IV 7.875%, 12/15/2037(e)		4,117	4,359,409
Prudential Financial, Inc. 5.20%, 03/15/2044		4,029	3,862,360
5.625%, 06/15/2043		2,868	2,862,924

			30,632,126

REITs – 0.5%
Boston Properties LP 6.75%, 12/01/2027		3,440	3,503,090
GLP Capital LP/GLP Financing II, Inc. 5.375%, 04/15/2026		283	280,388
Spirit Realty LP 2.10%, 03/15/2028		3,911	3,310,270
3.40%, 01/15/2030		1,800	1,555,812
STORE Capital Corp. 4.625%, 03/15/2029		1,143	1,015,110

18 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Trust Fibra Uno 4.869%, 01/15/2030(a)(e)	U.S.$	4,814	$4,070,237

			13,734,907

			321,546,257

Industrial – 5.1%
Basic – 0.7%
Anglo American Capital PLC 5.625%, 04/01/2030(e)		3,960	4,002,817
Arconic Corp. 6.00%, 05/15/2025(e)		765	764,518
Braskem Netherlands Finance BV 4.50%, 01/31/2030(e)		408	342,598
7.25%, 02/13/2033(e)		2,713	2,585,421
Celanese US Holdings LLC 6.05%, 03/15/2025		1,124	1,128,440
CF Industries, Inc. 4.95%, 06/01/2043		75	65,451
Freeport Indonesia PT 4.763%, 04/14/2027(e)		964	950,323
Gold Fields Orogen Holdings BVI Ltd. 5.125%, 05/15/2024(e)		1,445	1,435,788
MEGlobal Canada ULC 5.00%, 05/18/2025(e)		1,988	1,974,705
Nexa Resources SA 5.375%, 05/04/2027(e)		1,441	1,354,540
Suzano Austria GmbH 3.75%, 01/15/2031		2,135	1,801,940
5.00%, 01/15/2030		1,260	1,179,360
Series DM3N 3.125%, 01/15/2032		427	338,398

			17,924,299

Capital Goods – 0.1%
General Electric Co. Series D 8.196% (LIBOR 3 Month + 3.33%), 06/15/2023(f)(g)		553	553,199
Regal Rexnord Corp. 6.30%, 02/15/2030(e)		1,078	1,096,272
6.40%, 04/15/2033(e)		1,275	1,298,983

			2,948,454

Communications - Media – 0.4%
Directv Financing LLC/Directv Financing Co-Obligor, Inc. 5.875%, 08/15/2027(e)		2,691	2,361,595
Prosus NV 3.68%, 01/21/2030(e)		5,224	4,425,054

abfunds.com	AB INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Telecomunicaciones Digitales SA 4.50%, 01/30/2030(e)	U.S.$	433	$355,331
Weibo Corp. 3.50%, 07/05/2024		4,574	4,454,790

			11,596,770

Communications - Telecommunications – 0.1%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(e)		995	987,289
5.152%, 03/20/2028(e)		1,990	1,977,741

			2,965,030

Consumer Cyclical - Automotive – 0.7%
General Motors Financial Co., Inc. 5.85%, 04/06/2030		6,415	6,409,611
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(e)		655	592,389
6.50%, 03/10/2028(e)		10,280	10,406,444
Nissan Motor Acceptance Co. LLC 1.85%, 09/16/2026(e)		96	82,041
2.45%, 09/15/2028(e)		768	615,851
2.75%, 03/09/2028(e)		1,294	1,076,414
Nissan Motor Co., Ltd. 4.81%, 09/17/2030(e)		247	216,925

			19,399,675

Consumer Cyclical - Other – 0.1%
Lennar Corp. 4.75%, 11/29/2027		75	74,284
PulteGroup, Inc. 6.375%, 05/15/2033		2,868	3,043,665
Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%, 04/16/2029(e)		1,100	887,073

			4,005,022

Consumer Cyclical - Retailers – 0.1%
Macy’s Retail Holdings LLC 5.875%, 03/15/2030(e)		985	873,931
6.125%, 03/15/2032(e)		1,510	1,321,688

			2,195,619

Consumer Non-Cyclical – 0.3%
BAT Capital Corp. 4.906%, 04/02/2030		7,540	7,271,274
7.75%, 10/19/2032		15	16,616
Charles River Laboratories International, Inc. 4.00%, 03/15/2031(e)		423	368,188

			7,656,078

20 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 1.1%
Continental Resources, Inc./OK 5.75%, 01/15/2031(e)	U.S.$	2,501	$2,437,400
Ecopetrol SA 5.875%, 11/02/2051		1,495	945,401
6.875%, 04/29/2030		4,658	4,151,442
8.875%, 01/13/2033		440	425,425
Hess Corp. 7.30%, 08/15/2031		5,128	5,765,000
Hunt Oil Co. of Peru LLC Sucursal Del Peru 6.375%, 06/01/2028(e)		999	951,093
Occidental Petroleum Corp. 5.875%, 09/01/2025		38	38,519
8.875%, 07/15/2030		891	1,046,488
Oleoducto Central SA 4.00%, 07/14/2027(e)		1,169	1,028,209
Raizen Fuels Finance SA 5.30%, 01/20/2027(e)		2,218	2,179,629
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(e)		1,918	1,443,055
Var Energi ASA 7.50%, 01/15/2028(e)		2,892	3,057,336
8.00%, 11/15/2032(e)		1,436	1,559,166
Western Midstream Operating LP 3.95%, 06/01/2025		159	153,239
4.30%, 02/01/2030(h)		1,171	1,072,250
4.65%, 07/01/2026		1,558	1,516,838
4.75%, 08/15/2028		490	471,610

			28,242,100

Technology – 0.7%
Baidu, Inc. 3.425%, 04/07/2030		225	204,581
Entegris Escrow Corp. 4.75%, 04/15/2029(e)		7,688	7,151,685
Jabil, Inc. 5.45%, 02/01/2029		1,012	1,018,022
Lenovo Group Ltd. 3.421%, 11/02/2030(e)		509	428,292
5.831%, 01/27/2028(e)		1,585	1,596,689
Micron Technology, Inc. 6.75%, 11/01/2029		5,492	5,791,918
NXP BV/NXP Funding LLC 5.55%, 12/01/2028		1,130	1,153,515
SK Hynix, Inc. 6.25%, 01/17/2026(e)		582	582,111
6.375%, 01/17/2028(e)		918	921,268
6.50%, 01/17/2033(e)		787	780,999

abfunds.com	AB INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Western Digital Corp. 2.85%, 02/01/2029	U.S.$	185	$146,270
3.10%, 02/01/2032		522	377,986

			20,153,336

Transportation - Airlines – 0.1%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(e)		1,640	1,591,686

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(e)		530	468,499
5.875%, 07/05/2034(e)		1,533	1,475,635

			1,944,134

Transportation - Services – 0.6%
Adani Ports & Special Economic Zone Ltd. 4.00%, 07/30/2027(e)		4,585	3,833,633
AerCap Global Aviation Trust 6.50%, 06/15/2045(e)		1,944	1,828,332
ERAC USA Finance LLC 4.599%, 05/01/2028(e)		4,240	4,229,697
4.90%, 05/01/2033(e)		5,139	5,138,794

			15,030,456

			135,652,659

Utility – 1.3%
Electric – 1.3%
Adani Transmission Step-One Ltd. 4.00%, 08/03/2026(e)		3,064	2,606,890
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(e)		2,474	2,133,850
Chile Electricity PEC SpA Zero Coupon, 01/25/2028(e)		3,169	2,360,509
Colbun SA 3.15%, 03/06/2030(e)		209	182,588
ComEd Financing III 6.35%, 03/15/2033		3,462	3,491,773
Cometa Energia SA de CV 6.375%, 04/24/2035(e)		1,449	1,387,299
Empresa Electrica Cochrane SpA 5.50%, 05/14/2027(e)		281	259,650
Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(e)		3,775	2,951,106
4.375%, 02/15/2031(e)		5,315	3,940,740
Enel Finance International NV 7.50%, 10/14/2032(e)		2,493	2,790,340
Engie Energia Chile SA 3.40%, 01/28/2030(e)		6,432	5,269,416

22 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kallpa Generacion SA 4.125%, 08/16/2027(e)	U.S.$	2,562	$2,352,717
LLPL Capital Pte Ltd. 6.875%, 02/04/2039(e)		2,887	2,588,539
NextEra Energy Capital Holdings, Inc. 6.051%, 03/01/2025		957	972,924
NRG Energy, Inc. 7.00%, 03/15/2033(e)		992	1,030,490

			34,318,831

Total Corporates - Investment Grade (cost $513,665,191)			491,517,747

CORPORATES - NON-INVESTMENT GRADE – 9.8%
Industrial – 8.1%
Basic – 0.4%
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(e)		277	228,267
7.50%, 09/30/2029(e)		280	202,544
ERP Iron Ore LLC 9.039%, 12/31/2019(i)(j)(k)(l)(m)		118	78,879
FMG Resources (August 2006) Pty Ltd. 6.125%, 04/15/2032(e)		3,761	3,639,068
Graphic Packaging International LLC 4.75%, 07/15/2027(e)		32	30,950
INEOS Quattro Finance 1 PLC 3.75%, 07/15/2026(e)	EUR	107	103,255
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(i)(j)(k)(l)(n)	U.S.$	1,407	– 0	–
SCIL IV LLC/SCIL USA Holdings LLC 5.375%, 11/01/2026(e)		1,782	1,640,331
Sealed Air Corp./Sealed Air Corp. US 6.125%, 02/01/2028(e)		667	677,359
Vibrantz Technologies, Inc. 9.00%, 02/15/2030(e)		4,043	3,118,042
WR Grace Holdings LLC 4.875%, 06/15/2027(e)		328	312,017

			10,030,712

Capital Goods – 0.3%
Bombardier, Inc. 7.875%, 04/15/2027(e)		82	81,797
Chart Industries, Inc. 7.50%, 01/01/2030(e)		674	695,191
Clean Harbors, Inc. 6.375%, 02/01/2031(e)		249	254,202

abfunds.com	AB INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Eco Material Technologies, Inc. 7.875%, 01/31/2027(e)	U.S.$	2,807		$2,692,587
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(e)		771		763,290
LSB Industries, Inc. 6.25%, 10/15/2028(e)(h)		1,402		1,238,232
TK Elevator Holdco GmbH 7.625%, 07/15/2028(e)		1,008		897,140
TK Elevator US Newco, Inc. 5.25%, 07/15/2027(e)		743		694,460
TransDigm, Inc. 6.25%, 03/15/2026(e)		33		33,158
Triumph Group, Inc. 7.75%, 08/15/2025		362		336,573
Trivium Packaging Finance BV 3.75%, 08/15/2026(e)	EUR	100		101,428

				7,788,058

Communications - Media – 1.0%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028(e)	U.S.$	4,764		3,667,708
Altice Financing SA 5.75%, 08/15/2029(e)		3,670		2,929,027
AMC Networks, Inc. 4.25%, 02/15/2029		3,809		2,639,942
Banijay Entertainment SASU 3.50%, 03/01/2025(e)	EUR	600		643,865
5.375%, 03/01/2025(e)	U.S.$	455		445,763
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(e)		688		580,287
4.50%, 06/01/2033(e)		6,459		5,149,890
4.75%, 02/01/2032(e)		519		429,504
CSC Holdings LLC 4.625%, 12/01/2030(e)		547		266,821
5.75%, 01/15/2030(e)		728		371,316
DISH DBS Corp. 5.125%, 06/01/2029		635		293,560
5.25%, 12/01/2026(e)		1,033		788,448
7.75%, 07/01/2026		302		174,369
iHeartCommunications, Inc. 6.375%, 05/01/2026		0	**	301
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(e)		3,282		2,915,597
National CineMedia LLC 5.875%, 04/15/2028(e)(j)(o)		2,267		809,795
Sinclair Television Group, Inc. 5.50%, 03/01/2030(a)(e)		2,251		1,738,740

24 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sirius XM Radio, Inc. 4.00%, 07/15/2028(e)	U.S.$	792	$669,367
5.00%, 08/01/2027(e)		1,786	1,643,102

			26,157,402

Communications - Telecommunications – 0.0%
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(i)(j)(l)		4,941	– 0	–
Vmed O2 UK Financing I PLC 4.75%, 07/15/2031(e)		1,329	1,131,737

			1,131,737

Consumer Cyclical - Automotive – 0.8%
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(e)	EUR	360	379,305
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(e)	U.S.$	2,682	2,486,321
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(i)(j)(l)(n)		2,273	– 0	–
(First Lien) 11.00%, 10/31/2024(i)(j)(l)(n)		933	– 0	–
Ford Motor Co. 6.10%, 08/19/2032		4,859	4,633,397
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 05/15/2025(e)(m)	EUR	560	616,243
3.875% (3.875% Cash or 4.625% PIK), 05/15/2027(e)(m)		623	601,731
8.75% (8.75% Cash or 9.50% PIK), 05/15/2028(e)(m)		506	565,375
Jaguar Land Rover Automotive PLC 5.50%, 07/15/2029(e)	U.S.$	2,707	2,241,612
7.75%, 10/15/2025(e)		1,661	1,650,536
Mclaren Finance PLC 7.50%, 08/01/2026(e)		6,471	5,325,633
PM General Purchaser LLC 9.50%, 10/01/2028(e)		1,509	1,430,109
ZF North America Capital, Inc. 6.875%, 04/14/2028(e)		1,328	1,365,357
7.125%, 04/14/2030(e)		1,328	1,371,386

			22,667,005

Consumer Cyclical - Entertainment – 1.1%
Carnival Corp. 4.00%, 08/01/2028(e)		1,841	1,596,239
5.75%, 03/01/2027(e)		2,598	2,137,868

abfunds.com	AB INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

9.875%, 08/01/2027(e)	U.S.$	1,508	$1,547,434
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(e)		8,053	8,032,304
Lindblad Expeditions LLC 6.75%, 02/15/2027(e)		779	737,121
NCL Corp., Ltd. 8.375%, 02/01/2028(e)		1,524	1,536,832
Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(e)		433	384,777
5.50%, 08/31/2026(e)		82	75,233
5.50%, 04/01/2028(e)		1,617	1,426,049
7.25%, 01/15/2030(e)		905	907,905
11.50%, 06/01/2025(e)		2,358	2,501,602
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(e)		4,017	4,077,295
Viking Cruises Ltd. 5.875%, 09/15/2027(e)		1,057	906,631
13.00%, 05/15/2025(e)		888	935,002
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(e)		1,376	1,172,214
VOC Escrow Ltd. 5.00%, 02/15/2028(e)		75	66,800

			28,041,306

Consumer Cyclical - Other – 0.3%
Adams Homes, Inc. 7.50%, 02/15/2025(e)		1,585	1,490,280
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 6.25%, 09/15/2027(e)		1,846	1,691,361
Caesars Entertainment, Inc. 7.00%, 02/15/2030(e)		705	711,810
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(e)		140	122,576
5.00%, 06/01/2029(e)		1,864	1,686,864
Installed Building Products, Inc. 5.75%, 02/01/2028(e)		846	801,822
MGM Resorts International 4.75%, 10/15/2028		104	96,656
Travel + Leisure Co. 6.625%, 07/31/2026(e)		2,404	2,399,913

			9,001,282

26 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Restaurants – 0.1%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 01/15/2028(e)	U.S.$	1,546	$1,448,988

Consumer Cyclical - Retailers – 0.6%
Arko Corp. 5.125%, 11/15/2029(e)		845	684,382
Bath & Body Works, Inc. 6.75%, 07/01/2036		704	626,314
6.875%, 11/01/2035		2,210	1,990,061
9.375%, 07/01/2025(e)		185	198,270
FirstCash, Inc. 5.625%, 01/01/2030(e)		66	61,305
Foundation Building Materials, Inc. 6.00%, 03/01/2029(e)		1,143	916,297
Kontoor Brands, Inc. 4.125%, 11/15/2029(e)		2,225	1,890,271
Michaels Cos, Inc. (The) 7.875%, 05/01/2029(e)		4,529	3,031,667
PetSmart, Inc./PetSmart Finance Corp. 7.75%, 02/15/2029(e)		1,480	1,458,659
Rite Aid Corp. 7.50%, 07/01/2025(e)		1,748	1,201,977
SRS Distribution, Inc. 6.125%, 07/01/2029(e)		548	453,240
Staples, Inc. 7.50%, 04/15/2026(e)		2,956	2,497,052
10.75%, 04/15/2027(e)		1,108	744,609
TPro Acquisition Corp. 11.00%, 10/15/2024(e)		716	714,897

			16,469,001

Consumer Non-Cyclical – 0.6%
CHS/Community Health Systems, Inc. 6.875%, 04/15/2029(e)		2,079	1,538,398
DaVita, Inc. 4.625%, 06/01/2030(e)		992	864,518
Embecta Corp. 5.00%, 02/15/2030(e)		1,087	937,592
Garden Spinco Corp. 8.625%, 07/20/2030(e)		1,594	1,719,001
Legacy LifePoint Health LLC 4.375%, 02/15/2027(e)		695	591,626
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 10.00%, 06/15/2029(e)		163	87,083
Medline Borrower LP 3.875%, 04/01/2029(e)		328	286,931

abfunds.com	AB INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.25%, 10/01/2029(e)	U.S.$	1,374	$1,188,359
Newell Brands, Inc. 6.375%, 09/15/2027		1,534	1,509,072
6.625%, 09/15/2029(a)		1,534	1,516,282
Radiology Partners, Inc. 9.25%, 02/01/2028(e)		3,294	1,487,076
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(e)		3,840	3,194,957
US Acute Care Solutions LLC 6.375%, 03/01/2026(e)		1,383	1,239,113

			16,160,008

Energy – 1.1%
Citgo Holding, Inc. 9.25%, 08/01/2024(e)		737	741,761
CITGO Petroleum Corp. 7.00%, 06/15/2025(e)		2,880	2,865,369
Crescent Energy Finance LLC 7.25%, 05/01/2026(e)		1,339	1,281,624
Encino Acquisition Partners Holdings LLC 8.50%, 05/01/2028(e)		826	735,834
EQM Midstream Partners LP 4.50%, 01/15/2029(e)		238	202,724
4.75%, 01/15/2031(e)		538	443,102
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 05/15/2026		487	468,723
6.50%, 10/01/2025		123	120,680
7.75%, 02/01/2028		3,367	3,317,943
8.00%, 01/15/2027		537	535,996
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		1,924	1,792,668
Gulfport Energy Corp. 6.00%, 10/15/2024(j)		438	276
6.375%, 05/15/2025(j)		1,351	851
6.375%, 01/15/2026(j)		1,194	752
6.625%, 05/01/2023(j)		236	149
8.00%, 05/17/2026(e)		580	582,638
Harbour Energy PLC 5.50%, 10/15/2026(e)		403	366,980
Ithaca Energy North Sea PLC 9.00%, 07/15/2026(e)		1,684	1,619,503
ITT Holdings LLC 6.50%, 08/01/2029(e)		2,772	2,301,009
Nabors Industries Ltd. 7.25%, 01/15/2026(e)		925	872,367
7.50%, 01/15/2028(e)		1,372	1,251,538

28 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

New Fortress Energy, Inc. 6.75%, 09/15/2025(e)	U.S.$	1,399	$1,335,108
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(e)		4,696	4,520,557
NuStar Logistics LP 6.375%, 10/01/2030		803	773,506
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 8.50%, 10/15/2026(e)		1,560	1,504,433
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 6.00%, 12/31/2030(e)		565	502,788
6.00%, 09/01/2031(e)		248	221,509

			28,360,388

Other Industrial – 0.1%
Ritchie Bros Holdings, Inc. 6.75%, 03/15/2028(e)		795	822,642
7.75%, 03/15/2031(e)		728	773,486

			1,596,128

Services – 0.8%
ADT Security Corp. (The) 4.875%, 07/15/2032(e)		90	78,347
Allied Universal Holdco LLC/Allied Universal Finance Corp. 9.75%, 07/15/2027(e)		1,513	1,406,742
ANGI Group LLC 3.875%, 08/15/2028(e)		458	357,895
APX Group, Inc. 5.75%, 07/15/2029(e)		2,079	1,858,564
6.75%, 02/15/2027(e)		967	968,228
Aramark Services, Inc. 5.00%, 02/01/2028(e)		677	643,962
Cars.com, Inc. 6.375%, 11/01/2028(e)		2,427	2,300,019
Garda World Security Corp. 9.50%, 11/01/2027(e)		2,358	2,260,167
ION Trading Technologies SARL 5.75%, 05/15/2028(e)		284	237,467
Millennium Escrow Corp. 6.625%, 08/01/2026(e)		3,319	2,243,777
Monitronics International, Inc. 0.00%, 04/01/2020(i)(j)(k)(l)		1,835	– 0	–
MPH Acquisition Holdings LLC 5.75%, 11/01/2028(a)(e)		4,123	2,597,572
Neptune Bidco US, Inc. 9.29%, 04/15/2029(e)		2,658	2,501,843

abfunds.com	AB INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Prime Security Services Borrower LLC/Prime Finance, Inc. 6.25%, 01/15/2028(e)	U.S.$	473	$443,215
Sabre GLBL, Inc. 11.25%, 12/15/2027(e)		5,077	4,454,864

			22,352,662

Technology – 0.4%
Cablevision Lightpath LLC 5.625%, 09/15/2028(e)		1,847	1,350,896
CommScope, Inc. 4.75%, 09/01/2029(e)		68	54,866
Entegris Escrow Corp. 5.95%, 06/15/2030(e)		2,001	1,900,990
Gen Digital, Inc. 6.75%, 09/30/2027(e)		1,528	1,539,995
7.125%, 09/30/2030(e)		1,528	1,536,083
NCR Corp. 5.125%, 04/15/2029(e)		1,017	879,817
5.75%, 09/01/2027(e)		23	22,511
6.125%, 09/01/2029(e)		366	358,651
Presidio Holdings, Inc. 4.875%, 02/01/2027(e)		165	156,270
8.25%, 02/01/2028(e)		1,836	1,729,861
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(e)		1,375	1,040,655
Virtusa Corp. 7.125%, 12/15/2028(e)		947	763,395

			11,333,990

Transportation - Airlines – 0.1%
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(e)		2,668	2,694,188

Transportation - Services – 0.4%
Albion Financing 1 SARL/Aggreko Holdings, Inc. 6.125%, 10/15/2026(e)		842	764,342
BCP V Modular Services Finance II PLC 4.75%, 11/30/2028(e)	EUR	264	242,996
Loxam SAS 4.50%, 02/15/2027(e)		2,338	2,436,405
NAC Aviation 29 DAC 4.75%, 06/30/2026	U.S.$	5,786	4,925,436
PROG Holdings, Inc. 6.00%, 11/15/2029(e)		1,304	1,173,678

			9,542,857

			214,775,712

30 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 1.2%
Banking – 0.2%
Ally Financial, Inc. Series B 4.70%, 05/15/2026(f)	U.S.$	3,727	$2,748,663
Bread Financial Holdings, Inc. 4.75%, 12/15/2024(e)		3,513	3,144,205
7.00%, 01/15/2026(e)		824	692,580

			6,585,448

Brokerage – 0.2%
Advisor Group Holdings, Inc. 10.75%, 08/01/2027(e)		4,330	4,323,375
NFP Corp. 6.875%, 08/15/2028(e)		1,258	1,098,171
7.50%, 10/01/2030(e)		1,206	1,185,257

			6,606,803

Finance – 0.3%
Aircastle Ltd. 5.25%, 06/15/2026(e)(f)		1,325	892,851
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(e)		1,799	1,596,757
Curo Group Holdings Corp. 7.50%, 08/01/2028(e)		3,057	1,215,463
Enova International, Inc. 8.50%, 09/01/2024(e)		3,418	3,395,407
SLM Corp. 3.125%, 11/02/2026		473	413,605

			7,514,083

Insurance – 0.3%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/2025(e)		4,241	4,049,519
10.125%, 08/01/2026(e)		831	844,620
Ardonagh Midco 2 PLC 11.50% (11.50% Cash or 12.75% PIK), 01/15/2027(e)(m)		1,789	1,609,660
AssuredPartners, Inc. 5.625%, 01/15/2029(e)		1,222	1,059,511

			7,563,310

Other Finance – 0.1%
Intrum AB 3.00%, 09/15/2027(e)	EUR	1,490	1,236,398
3.50%, 07/15/2026(e)		1,040	938,405

			2,174,803

REITs – 0.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(e)	U.S.$	320	264,602

abfunds.com	AB INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Office Properties Income Trust 3.45%, 10/15/2031	U.S.$	1,315	$677,120
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875%, 05/15/2029(e)		1,270	1,103,236

			2,044,958

			32,489,405

Utility – 0.5%
Electric – 0.4%
NRG Energy, Inc. 3.875%, 02/15/2032(e)		3,485	2,813,231
10.25%, 03/15/2028(e)(f)		782	771,201
Vistra Corp. 7.00%, 12/15/2026(e)(f)		3,399	3,053,832
8.00%, 10/15/2026(e)(f)		4,113	3,880,163

			10,518,427

Natural Gas – 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.75%, 05/20/2027		654	621,058
5.875%, 08/20/2026		488	471,042

			1,092,100

Other Utility – 0.1%
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(e)		1,318	1,265,662

			12,876,189

Total Corporates - Non-Investment Grade (cost $295,989,080)			260,141,306

COLLATERALIZED LOAN OBLIGATIONS – 5.0%
CLO - Floating Rate – 5.0%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 7.26% (LIBOR 3 Month + 2.00%), 04/17/2033(e)(g)		9,437	8,925,099
Balboa Bay Loan Funding Ltd. Series 2020-1A, Class DR 8.40% (LIBOR 3 Month + 3.15%), 01/20/2032(e)(g)		1,935	1,743,570
Series 2021-1A, Class D 8.30% (LIBOR 3 Month + 3.05%), 07/20/2034(e)(g)		2,750	2,423,237

32 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2022-1A, Class D 9.049% (SOFR + 4.00%), 04/20/2034(e)(g)	U.S.$	7,850	$7,195,451
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 8.36% (LIBOR 3 Month + 3.10%), 04/15/2034(e)(g)		2,750	2,500,561
Black Diamond CLO Ltd. Series 2016-1A, Class A2AR 7.018% (LIBOR 3 Month + 1.75%), 04/26/2031(e)(g)		5,300	5,104,690
BlueMountain Fuji US CLO II Ltd. Series 2017-2A, Class D 11.40% (LIBOR 3 Month + 6.15%), 10/20/2030(e)(g)		3,300	2,629,179
CBAM Ltd. Series 2018-7A, Class B1 6.85% (LIBOR 3 Month + 1.60%), 07/20/2031(e)(g)		1,996	1,924,787
CIFC Funding Ltd. Series 2020-4A, Class D 8.66% (LIBOR 3 Month + 3.40%), 01/15/2034(e)(g)		300	286,753
Crown Point CLO 11 Ltd. Series 2021-11A, Class D 8.86% (LIBOR 3 Month + 3.60%), 01/17/2034(e)(g)		2,000	1,868,752
Dryden 49 Senior Loan Fund Series 2017-49A, Class E 11.562% (LIBOR 3 Month + 6.30%), 07/18/2030(e)(g)		605	504,661
Dryden 78 CLO Ltd. Series 2020-78A, Class C 7.21% (LIBOR 3 Month + 1.95%), 04/17/2033(e)(g)		1,480	1,398,804
Series 2020-78A, Class D 8.26% (LIBOR 3 Month + 3.00%), 04/17/2033(e)(g)		6,824	6,346,137
Dryden 98 CLO Ltd. Series 2022-98A, Class D 8.149% (SOFR + 3.10%), 04/20/2035(e)(g)		4,850	4,278,733
Elevation CLO Ltd. Series 2020-11A, Class D1 9.11% (LIBOR 3 Month + 3.85%), 04/15/2033(e)(g)		4,490	4,112,297

abfunds.com	AB INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Elmwood CLO VII Ltd. Series 2020-4A, Class D 8.86% (LIBOR 3 Month + 3.60%), 01/17/2034(e)(g)	U.S.$	4,200	$4,012,903
Elmwood CLO VIII Ltd. Series 2021-1A, Class D1 8.25% (LIBOR 3 Month + 3.00%), 01/20/2034(e)(g)		1,000	917,588
Galaxy 30 CLO Ltd. Series 2022-30A, Class D 8.336% (SOFR + 3.35%), 04/15/2035(e)(g)		6,350	5,693,505
GoldenTree Loan Opportunities IX Ltd. Series 2014-9A, Class DR2 8.299% (LIBOR 3 Month + 3.00%), 10/29/2029(e)(g)		2,815	2,664,504
Greywolf CLO VI Ltd. Series 2018-1A, Class A2 6.958% (SOFR + 1.89%), 04/26/2031(e)(g)		5,300	5,178,847
Halcyon Loan Advisors Funding Ltd. Series 2018-1A, Class A2 7.05% (LIBOR 3 Month + 1.80%), 07/21/2031(e)(g)		1,826	1,743,193
Series 2018-1A, Class C 8.45% (LIBOR 3 Month + 3.20%), 07/21/2031(e)(g)		2,000	1,696,032
Madison Park Funding LI Ltd. Series 2021-51A, Class D 8.315% (LIBOR 3 Month + 3.05%), 07/19/2034(e)(g)		3,650	3,430,270
Magnetite XXV Ltd. Series 2020-25A, Class D 8.555% (LIBOR 3 Month + 3.30%), 01/25/2032(e)(g)		3,000	2,842,251
Northwoods Capital XII-B Ltd. Series 2018-12BA, Class B 6.716% (LIBOR 3 Month + 1.85%), 06/15/2031(e)(g)		1,350	1,299,124
OCP CLO Ltd. Series 2021-21A, Class D 8.20% (LIBOR 3 Month + 2.95%), 07/20/2034(e)(g)		4,750	4,261,244
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class DR 8.373% (LIBOR 3 Month + 3.10%), 01/24/2033(e)(g)		6,571	6,007,173

34 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

OZLM VII Ltd. Series 2014-7RA, Class CR 8.26% (LIBOR 3 Month + 3.00%), 07/17/2029(e)(g)	U.S.$	1,000	$941,189
OZLM XVIII Ltd. Series 2018-18A, Class B 6.81% (LIBOR 3 Month + 1.55%), 04/15/2031(e)(g)		5,450	5,198,842
Palmer Square CLO Ltd. Series 2021-3A, Class D 8.21% (LIBOR 3 Month + 2.95%), 01/15/2035(e)(g)		2,400	2,216,318
Regatta XIX Funding Ltd. Series 2022-1A, Class D 8.349% (SOFR + 3.30%), 04/20/2035(e)(g)		4,423	3,955,319
Regatta XXIV Funding Ltd. Series 2021-5A, Class D 8.35% (LIBOR 3 Month + 3.10%), 01/20/2035(e)(g)		7,500	6,814,988
Rockford Tower CLO Ltd. Series 2017-2A, Class DR 8.11% (LIBOR 3 Month + 2.85%), 10/15/2029(e)(g)		4,444	4,192,857
Series 2021-2A, Class D 8.50% (LIBOR 3 Month + 3.25%), 07/20/2034(e)(g)		950	847,479
Series 2021-3A, Class D 8.50% (LIBOR 3 Month + 3.25%), 10/20/2034(e)(g)		8,550	7,525,026
Sixth Street CLO XVII Ltd. Series 2021-17A, Class D 8.40% (LIBOR 3 Month + 3.15%), 01/20/2034(e)(g)		2,400	2,256,482
Sixth Street CLO XX Ltd. Series 2021-20A, Class D 8.30% (LIBOR 3 Month + 3.05%), 10/20/2034(e)(g)		3,250	3,090,214
Venture XXVII CLO Ltd. Series 2017-27A, Class D 9.25% (LIBOR 3 Month + 4.00%), 07/20/2030(e)(g)		1,591	1,345,655
Voya CLO Ltd. Series 2019-1A, Class DR 8.11% (LIBOR 3 Month + 2.85%), 04/15/2031(e)(g)		4,595	4,056,145

Total Collateralized Loan Obligations (cost $145,198,020)			133,429,859

abfunds.com	AB INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.8%
Risk Share Floating Rate – 3.3%
Bellemeade Re Ltd. Series 2019-1A, Class M2 7.72% (LIBOR 1 Month + 2.70%), 03/25/2029(e)(g)	U.S.$	1,224	$1,230,971
Connecticut Avenue Securities Trust Series 2022-R03, Class 1M2 8.315% (SOFR + 3.50%), 03/25/2042(e)(g)		2,657	2,705,233
Eagle Re Ltd. Series 2018-1, Class M1 6.72% (LIBOR 1 Month + 1.70%), 11/25/2028(e)(g)		513	512,648
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 9.27% (LIBOR 1 Month + 4.25%), 11/25/2023(g)		1,333	1,352,615
Series 2015-DNA2, Class B 12.57% (LIBOR 1 Month + 7.55%), 12/25/2027(g)		1,360	1,380,458
Series 2015-DNA3, Class B 14.37% (LIBOR 1 Month + 9.35%), 04/25/2028(g)		2,459	2,569,396
Series 2015-HQA1, Class B 13.82% (LIBOR 1 Month + 8.80%), 03/25/2028(g)		1,569	1,592,412
Series 2016-DNA1, Class B 15.02% (LIBOR 1 Month + 10.00%), 07/25/2028(g)		2,216	2,371,401
Series 2017-DNA3, Class B1 9.47% (LIBOR 1 Month + 4.45%), 03/25/2030(g)		4,550	4,868,500
Series 2017-HQA3, Class B1 9.47% (LIBOR 1 Month + 4.45%), 04/25/2030(g)		9,090	9,726,300
Series 2018-DNA2, Class B1 8.72% (LIBOR 1 Month + 3.70%), 12/25/2030(e)(g)		3,000	3,097,259
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 9.42% (LIBOR 1 Month + 4.40%), 01/25/2024(g)		1,699	1,728,601

36 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-C04, Class 1M2 9.92% (LIBOR 1 Month + 4.90%), 11/25/2024(g)	U.S.$	2,186	$2,296,079
Series 2014-C04, Class 2M2 10.02% (LIBOR 1 Month + 5.00%), 11/25/2024(g)		41	41,104
Series 2015-C03, Class 1M2 10.02% (LIBOR 1 Month + 5.00%), 07/25/2025(g)		796	847,439
Series 2015-C04, Class 2M2 10.57% (LIBOR 1 Month + 5.55%), 04/25/2028(g)		1,042	1,087,581
Series 2016-C01, Class 1M2 11.77% (LIBOR 1 Month + 6.75%), 08/25/2028(g)		909	982,551
Series 2016-C01, Class 2M2 11.97% (LIBOR 1 Month + 6.95%), 08/25/2028(g)		397	419,619
Series 2016-C02, Class 1M2 11.02% (LIBOR 1 Month + 6.00%), 09/25/2028(g)		1,892	1,990,873
Series 2016-C05, Class 2B 15.77% (LIBOR 1 Month + 10.75%), 01/25/2029(g)		2,737	2,937,386
Series 2016-C07, Class 2B 14.52% (LIBOR 1 Month + 9.50%), 05/25/2029(g)		1,188	1,223,524
Series 2017-C03, Class 1B1 9.87% (LIBOR 1 Month + 4.85%), 10/25/2029(g)		7,080	7,768,473
Series 2017-C05, Class 1B1 8.62% (LIBOR 1 Month + 3.60%), 01/25/2030(g)		7,280	7,679,358
Series 2018-C03, Class 1B1 8.77% (LIBOR 1 Month + 3.75%), 10/25/2030(g)		7,250	7,774,668
Home Re Ltd. Series 2019-1, Class B1 9.37% (LIBOR 1 Month + 4.35%), 05/25/2029(g)(n)		2,000	2,017,728
Series 2020-1, Class M2 10.27% (LIBOR 1 Month + 5.25%), 10/25/2030(e)(g)		4,734	4,812,634
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 9.27% (LIBOR 1 Month + 4.25%), 11/25/2024(g)(n)		341	330,959

abfunds.com	AB INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-CH1, Class M2 10.52% (LIBOR 1 Month + 5.50%), 10/25/2025(g)(n)	U.S.$	616	$601,374
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 7.768% (LIBOR 1 Month + 2.75%), 05/27/2023(e)(g)		1,292	1,267,491
Series 2019-3R, Class A 8.718% (LIBOR 1 Month + 3.70%), 11/27/2031(e)(g)		357	346,894
Series 2020-1R, Class A 8.368% (LIBOR 1 Month + 3.35%), 02/27/2023(g)(n)		1,781	1,720,160
Radnor Re Ltd. Series 2019-1, Class M1B 6.97% (LIBOR 1 Month + 1.95%), 02/25/2029(e)(g)		2,673	2,672,316
Triangle Re Ltd. Series 2021-3, Class M1A 6.715% (SOFR + 1.90%), 02/25/2034(e)(g)		5,482	5,475,796
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.27% (LIBOR 1 Month + 5.25%), 11/25/2025(g)(n)		224	208,536

			87,638,337

Agency Floating Rate – 0.4%
Federal Home Loan Mortgage Corp. REMICs Series 3119, Class PI 2.252% (7.20% - LIBOR 1 Month), 02/15/2036(g)(p)		838	123,803
Series 3856, Class KS 1.602% (6.55% - LIBOR 1 Month), 05/15/2041(g)(p)		4,779	559,171
Series 4248, Class SL 1.102% (6.05% - LIBOR 1 Month), 05/15/2041(g)(p)		476	36,245
Series 4372, Class JS 1.152% (6.10% - LIBOR 1 Month), 08/15/2044(g)(p)		2,601	272,483
Series 4570, Class ST 1.052% (6.00% - LIBOR 1 Month), 04/15/2046(g)(p)		1,202	139,685
Series 4735, Class SA 1.252% (6.20% - LIBOR 1 Month), 12/15/2047(g)(p)		5,894	702,549

38 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 4763, Class SB 2.052% (7.00% - LIBOR 1 Month), 03/15/2048(g)(p)	U.S.$	8,166	$1,294,036
Series 4774, Class BS 1.252% (6.20% - LIBOR 1 Month), 02/15/2048(g)(p)		4,078	512,615
Series 4774, Class SL 1.252% (6.20% - LIBOR 1 Month), 04/15/2048(g)(p)		5,567	679,568
Series 4927, Class SJ 1.03% (6.05% - LIBOR 1 Month), 11/25/2049(g)(p)		2,241	338,067
Federal National Mortgage Association REMICs Series 2013-4, Class ST 1.13% (6.15% - LIBOR 1 Month), 02/25/2043(g)(p)		1,821	214,458
Series 2014-88, Class BS 1.13% (6.15% - LIBOR 1 Month), 01/25/2045(g)(p)		1,361	155,003
Series 2015-90, Class SA 1.13% (6.15% - LIBOR 1 Month), 12/25/2045(g)(p)		12,616	1,797,741
Series 2016-69, Class DS 1.08% (6.10% - LIBOR 1 Month), 10/25/2046(g)(p)		17,885	1,329,711
Series 2017-49, Class SP 1.13% (6.15% - LIBOR 1 Month), 07/25/2047(g)(p)		1,709	206,368
Series 2018-32, Class SB 1.18% (6.20% - LIBOR 1 Month), 05/25/2048(g)(p)		3,243	400,302
Series 2018-45, Class SL 1.18% (6.20% - LIBOR 1 Month), 06/25/2048(g)(p)		2,344	299,694
Series 2018-57, Class SL 1.18% (6.20% - LIBOR 1 Month), 08/25/2048(g)(p)		6,668	974,086
Series 2018-58, Class SA 1.18% (6.20% - LIBOR 1 Month), 08/25/2048(g)(p)		3,010	398,454
Series 2018-59, Class HS 1.18% (6.20% - LIBOR 1 Month), 08/25/2048(g)(p)		7,214	1,044,970
Series 2019-25, Class SA 1.03% (6.05% - LIBOR 1 Month), 06/25/2049(g)(p)		2,952	345,015

abfunds.com	AB INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-60, Class SJ 1.03% (6.05% - LIBOR 1 Month), 10/25/2049(g)(p)	U.S.$	2,684	$344,463

			12,168,487

Non-Agency Fixed Rate – 0.1%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 08/25/2036		849	479,662
CHL Mortgage Pass-Through Trust Series 2007-3, Class A30 5.75%, 04/25/2037		441	216,711
Series 2007-HY4, Class 1A1 3.625%, 09/25/2047		153	132,474
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 4.011%, 03/25/2037		79	67,244
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 4.35%, 12/28/2037		520	452,325

			1,348,416

Non-Agency Floating Rate – 0.0%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 5.27% (LIBOR 1 Month + 0.25%), 04/25/2037(g)		321	83,095
Lehman XS Trust Series 2007-10H, Class 2AIO 2.152% (7.00% - LIBOR 1 Month), 07/25/2037(g)(p)		185	18,421

			101,516

Agency Fixed Rate – 0.0%
Federal National Mortgage Association REMICs Series 2016-26, Class IO 5.00%, 05/25/2046(q)		342	51,921

Total Collateralized Mortgage Obligations (cost $98,221,666)			101,308,677

EMERGING MARKETS - CORPORATE BONDS – 3.4%
Industrial – 3.1%
Basic – 0.9%
Braskem Idesa SAPI 6.99%, 02/20/2032(e)		3,579	2,538,405

40 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.45%, 11/15/2029(e)	U.S.$	2,459	$1,919,864
CSN Inova Ventures 6.75%, 01/28/2028(e)		445	419,496
CSN Resources SA 4.625%, 06/10/2031(e)		4,293	3,291,658
7.625%, 04/17/2026(e)		766	765,981
Eldorado Gold Corp. 6.25%, 09/01/2029(e)		2,385	2,218,050
Indika Energy Capital IV Pte Ltd. 8.25%, 10/22/2025(e)		4,123	4,070,947
JSW Steel Ltd. 3.95%, 04/05/2027(e)		491	431,098
5.05%, 04/05/2032(e)		1,121	901,564
OCP SA 3.75%, 06/23/2031(e)		1,011	847,218
Sasol Financing USA LLC 5.875%, 03/27/2024		1,467	1,448,021
8.75%, 05/03/2029(e)		908	912,177
Stillwater Mining Co. 4.00%, 11/16/2026(e)		953	854,901
4.50%, 11/16/2029(e)		891	734,407
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(e)		2,683	2,283,904
Volcan Cia Minera SAA 4.375%, 02/11/2026(e)		1,565	1,182,357

			24,820,048

Capital Goods – 0.3%
Diamond II Ltd. 7.95%, 07/28/2026(e)		2,208	2,176,580
Embraer Netherlands Finance BV 5.40%, 02/01/2027		3,079	2,963,537
6.95%, 01/17/2028(e)		1,691	1,704,613
IHS Holding Ltd. 5.625%, 11/29/2026(e)		1,243	1,035,031
6.25%, 11/29/2028(e)		410	326,667
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(e)		5,578	17,851

			8,224,279

Communications - Media – 0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(e)		2,296	1,844,406

Communications - Telecommunications – 0.0%
C&W Senior Financing DAC 6.875%, 09/15/2027(e)		247	214,272

abfunds.com	AB INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CT Trust 5.125%, 02/03/2032(e)	U.S.$	723	$594,577
Digicel Group Holdings Ltd. 7.00%, 05/15/2023(f)(m)(n)		93	10,274
Digicel International Finance Ltd./Digicel international Holdings Ltd. 8.75%, 05/25/2024(e)		339	305,723

			1,124,846

Consumer Cyclical - Other – 0.3%
Allwyn Entertainment Financing UK PLC 7.875%, 04/30/2029(e)		1,264	1,288,623
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(e)		200	165,475
MGM China Holdings Ltd. 5.25%, 06/18/2025(e)		895	850,977
5.375%, 05/15/2024(e)		569	557,549
5.875%, 05/15/2026(e)		598	570,342
Studio City Co., Ltd. 7.00%, 02/15/2027(e)		336	318,528
Studio City Finance Ltd. 6.00%, 07/15/2025(e)		1,088	994,160
6.50%, 01/15/2028(e)		998	856,284
Wynn Macau Ltd. 5.50%, 01/15/2026(e)		2,168	2,008,110

			7,610,048

Consumer Non-Cyclical – 0.6%
BRF GmbH 4.35%, 09/29/2026(e)		941	819,729
BRF SA 4.875%, 01/24/2030(e)		4,401	3,419,026
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25%, 04/27/2029(e)		587	547,671
MARB BondCo PLC 3.95%, 01/29/2031(e)		7,315	5,351,471
Natura & Co. Luxembourg Holdings SARL 6.00%, 04/19/2029(e)		306	271,193
Natura Cosmeticos SA 4.125%, 05/03/2028(e)		4,606	3,816,647
Rede D’or Finance SARL 4.50%, 01/22/2030(e)		265	222,680
4.95%, 01/17/2028(e)		1,215	1,104,739
Tonon Luxembourg SA 6.50%, 10/31/2024(j)(l)(n)(o)		871	87
Ulker Biskuvi Sanayi AS 6.95%, 10/30/2025(e)		609	527,660

42 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(i)(j)(k)(l)(n)	U.S.$	4,738	$474
10.875%, 01/13/2020(i)(j)(k)(l)(n)		750	75
11.75%, 02/09/2022(i)(j)(k)(l)(n)		1,690	169

			16,081,621

Energy – 0.7%
Acu Petroleo Luxembourg SARL 7.50%, 01/13/2032(e)		2,216	1,925,179
Gran Tierra Energy, Inc. 7.75%, 05/23/2027(e)		1,998	1,520,858
Greenko Wind Projects Mauritius Ltd. 5.50%, 04/06/2025(e)		1,925	1,821,531
Kosmos Energy Ltd. 7.50%, 03/01/2028(e)		1,388	1,168,783
Leviathan Bond Ltd. 5.75%, 06/30/2023(e)		2,196	2,183,850
6.125%, 06/30/2025(e)		1,763	1,701,956
Medco Platinum Road Pte Ltd. 6.75%, 01/30/2025(e)		979	953,399
MV24 Capital BV 6.748%, 06/01/2034(e)		1,535	1,369,180
Peru LNG SRL 5.375%, 03/22/2030(e)		2,614	2,081,398
ReNew Power Pvt Ltd. 5.875%, 03/05/2027(e)		200	187,788
SEPLAT Energy PLC 7.75%, 04/01/2026(e)		2,065	1,646,579
SierraCol Energy Andina LLC 6.00%, 06/15/2028(e)		2,098	1,553,569

			18,114,070

Services – 0.1%
Bidvest Group UK PLC (The) 3.625%, 09/23/2026(e)		1,667	1,511,552

Technology – 0.1%
CA Magnum Holdings 5.375%, 10/31/2026(e)		1,397	1,224,820

Transportation - Services – 0.0%
JSW Infrastructure Ltd. 4.95%, 01/21/2029(e)		583	502,947

			81,058,637

Utility – 0.3%
Electric – 0.3%
AES Andes SA 6.35%, 10/07/2079(e)		1,816	1,677,984

abfunds.com	AB INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

India Clean Energy Holdings 4.50%, 04/18/2027(e)	U.S.$	2,686	$2,176,163
Investment Energy Resources Ltd. 6.25%, 04/26/2029(e)		1,306	1,204,214
JSW Hydro Energy Ltd. 4.125%, 05/18/2031(e)		1,217	1,014,417
Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(e)		750	733,115
Terraform Global Operating LP 6.125%, 03/01/2026(n)		289	277,056

			7,082,949

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 4.375%, 10/25/2029(e)(h)(m)		4,014	143,284
5.25%, 12/27/2033(e)(h)(m)		1,269	44,065

			187,349

REITs – 0.0%
China Aoyuan Group Ltd. 5.375%, 09/13/2022(e)(j)(k)		200	12,500
5.88%, 03/01/2027(e)(j)(o)		1,401	87,563
Powerlong Real Estate Holdings Ltd. 4.90%, 05/13/2026(e)		684	126,540
Times China Holdings Ltd. 5.75%, 01/14/2027(e)(j)(o)		687	87,077
6.20%, 03/22/2026(e)(j)(o)		380	48,759
6.60%, 03/02/2023(e)(j)(k)		200	26,000
6.75%, 07/08/2025(e)(j)(o)		434	55,335
Yango Justice International Ltd. 7.50%, 02/17/2025(e)(j)(o)		665	13,300
8.25%, 11/25/2023(e)(j)(o)		400	8,000
10.25%, 09/15/2022(j)(k)		215	4,300

			469,374

			656,723

Total Emerging Markets - Corporate Bonds (cost $119,612,473)			88,798,309

BANK LOANS – 3.1%
Industrial – 2.8%
Capital Goods – 0.1%
Apex Tool Group, LLC 10.240% (SOFR 1 Month + 5.25%), 02/08/2029(r)		3,794	3,323,771

44 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Chariot Buyer LLC 8.275% (LIBOR 1 Month + 3.25%), 11/03/2028(r)	U.S.$	227	$220,098

			3,543,869

Communications - Media – 0.1%
Advantage Sales & Marketing, Inc. 9.719% (LIBOR 3 Month + 4.50%), 10/28/2027(r)		1,271	1,080,735
Coral-US Co-Borrower LLC 7.948% (LIBOR 1 Month + 3.00%), 10/15/2029(r)		1,550	1,522,627
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 8.025% (LIBOR 1 Month + 3.00%), 05/01/2026(r)		222	191,003
Univision Communications, Inc. 7.775% (LIBOR 1 Month + 2.75%), 03/15/2024(r)		175	175,192

			2,969,557

Communications - Telecommunications – 0.6%
Crown Subsea Communications Holding, Inc. 9.668% (SOFR 1 Month + 4.75%), 04/27/2027(i)(r)		3,967	3,927,113
Directv Financing, LLC 10.025% (LIBOR 1 Month + 5.00%), 08/02/2027(r)		1,972	1,890,235
Proofpoint, Inc. 11.275% (LIBOR 1 Month + 6.25%), 08/31/2029(r)		6,000	5,687,520
Zacapa SARL 8.898% (SOFR 3 Month + 4.00%), 03/22/2029(r)		3,274	3,193,718

			14,698,586

Consumer Cyclical - Automotive – 0.0%
Clarios Global LP 8.275% (LIBOR 1 Month + 3.25%), 04/30/2026(r)		347	345,596

Consumer Cyclical - Other – 0.1%
Caesars Entertainment, Inc. 8.332% (SOFR 1 Month + 3.25%), 02/06/2030(r)		1,310	1,303,450

abfunds.com	AB INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. 8.082% (SOFR 1 Month + 3.00%), 12/15/2027(r)	U.S.$	539	$529,418

Consumer Cyclical - Retailers – 0.1%
Great Outdoors Group, LLC 8.775% (LIBOR 1 Month + 3.75%), 03/06/2028(r)		1,183	1,172,263
Restoration Hardware, Inc. 8.332% (SOFR 1 Month + 3.25%), 10/20/2028(r)		1,820	1,689,232

			2,861,495

Consumer Non-Cyclical – 0.4%
Kronos Acquisition Holdings, Inc. 8.703% (LIBOR 3 Month + 3.75%), 12/22/2026(r)		1,867	1,818,016
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 9.023% (LIBOR 3 Month + 3.75%), 11/16/2025(r)		1,018	956,469
PetSmart LLC 8.832% (SOFR 1 Month + 3.75%), 02/11/2028(i)(r)		4,294	4,272,057
US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 10.332% (SOFR 1 Month + 5.25%), 12/15/2027(r)		4,244	3,909,606

			10,956,148

Energy – 0.3%
GIP II Blue Holding, L.P. 9.659% (LIBOR 3 Month + 4.50%), 09/29/2028(r)		3,481	3,467,571
Parkway Generation, LLC 9.900% (SOFR 3 Month + 4.75%), 02/18/2029(r)		4,510	4,332,976

			7,800,547

Other Industrial – 0.1%
American Tire Distributors, Inc. 11.488% (SOFR 3 Month + 6.25%), 10/20/2028(r)		1,668	1,407,601
Dealer Tire Financial, LLC 9.482% (SOFR 1 Month + 4.50%), 12/14/2027(r)		1,290	1,284,141

46 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Rockwood Service Corporation 9.025% (LIBOR 1 Month + 4.00%), 01/23/2027(r)	U.S.$	173	$172,020

			2,863,762

Services – 0.1%
Verscend Holding Corp. 9.025% (LIBOR 1 Month + 4.00%), 08/27/2025(r)		1,911	1,907,195

Technology – 0.9%
Amentum Government Services Holdings LLC 9.025% (LIBOR 1 Month + 4.00%), 01/29/2027(i)(r)		438	422,308
Ascend Learning, LLC 10.832% (SOFR 1 Month + 5.75%), 12/10/2029(r)		930	805,613
Banff Guarantor, Inc. 10.525% (LIBOR 1 Month + 5.50%), 02/27/2026(r)		1,050	1,012,809
Boxer Parent Company, Inc. 8.775% (LIBOR 1 Month + 3.75%), 10/02/2025(r)		3,364	3,319,970
Endurance International Group Holdings, Inc. 8.792% (LIBOR 3 Month + 3.50%), 02/10/2028(i)(r)		9,589	8,956,888
FINThrive Software Intermediate Holdings, Inc. 11.775% (LIBOR 1 Month + 6.75%), 12/17/2029(r)		580	406,725
Loyalty Ventures, Inc. 11.500% (PRIME 3 Month + 3.50%), 11/03/2027(j)(o)(r)		4,383	412,755
Peraton Corp. 8.832% (SOFR 1 Month + 3.75%), 02/01/2028(r)		1,597	1,562,497
Presidio Holdings, Inc. 8.582% (SOFR 1 Month + 3.50%), 01/22/2027(r)		60	59,632
8.645% (SOFR 3 Month + 3.50%), 01/22/2027(r)		1,542	1,529,184
Veritas US, Inc. 10.025% (LIBOR 1 Month + 5.00%), 09/01/2025(r)		5,617	4,304,873

			22,793,254

			72,572,877

abfunds.com	AB INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.2%
Finance – 0.0%
Orbit Private Holdings I Ltd. 9.541% (SOFR 6 Month + 4.50%), 12/11/2028(r)	U.S.$	375	$374,781

Insurance – 0.2%
Asurion, LLC 9.332% (SOFR 1 Month + 4.25%), 08/19/2028(r)		1,710	1,586,880
Hub International Limited 8.414% (LIBOR 2 Month + 3.25%), 04/25/2025(r)		7	7,139
8.511% (LIBOR 3 Month + 3.25%), 04/25/2025(r)		2,791	2,784,277

			4,378,296

			4,753,077

Utility – 0.1%
Electric – 0.1%
Granite Generation LLC 8.775% (LIBOR 1 Month + 3.75%), 11/09/2026(r)		3,599	3,364,745

Total Bank Loans (cost $88,910,570)			80,690,699

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.4%
Non-Agency Fixed Rate CMBS – 1.7%
BANK Series 2020-BN25, Class XA 0.99%, 01/15/2063(q)		62,838	2,859,907
Bank of America Merrill Lynch Commercial Mortgage Trust Series 2016-UB10, Class C 4.987%, 07/15/2049		372	334,887
Barclays Commercial Mortgage Trust Series 2019-C3, Class XA 1.469%, 05/15/2052(q)		10,523	634,754
CD Mortgage Trust Series 2017-CD3, Class XA 1.116%, 02/10/2050(q)		13,758	384,583
CFCRE Commercial Mortgage Trust Series 2016-C4, Class XA 1.767%, 05/10/2058(q)		12,299	443,868

48 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Citigroup Commercial Mortgage Trust Series 2013-GC15, Class C 5.333%, 09/10/2046	U.S.$	516	$486,768
Commercial Mortgage Trust Series 2014-CR15, Class XA 0.756%, 02/10/2047(q)		29,980	85,068
Series 2015-CR27, Class XA 1.053%, 10/10/2048(q)		6,107	108,029
CSAIL Commercial Mortgage Trust Series 2019-C15, Class B 4.476%, 03/15/2052		960	856,378
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.298%, 08/10/2044(e)		375	245,934
Series 2011-GC5, Class D 5.298%, 08/10/2044(e)		14,025	5,257,707
Series 2016-GS3, Class XA 1.319%, 10/10/2049(q)		29,761	933,213
Series 2019-GC39, Class XA 1.279%, 05/10/2052(q)		15,546	690,841
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class B 4.341%, 08/15/2047		1,599	1,458,188
Series 2014-C24, Class C 4.529%, 11/15/2047		5,869	3,961,701
JPMDB Commercial Mortgage Securities Trust Series 2019-COR6, Class XA 1.058%, 11/13/2052(q)		36,895	1,592,776
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-LC9, Class E 3.902%, 12/15/2047(e)		7,500	6,173,989
Series 2012-LC9, Class G 3.902%, 12/15/2047(e)		831	565,011
Series 2016-JP2, Class XA 1.917%, 08/15/2049(q)		15,094	656,354
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		632	265,525
LCCM Series 2017-LC26, Class XA 1.685%, 07/12/2050(e)(q)		32,733	1,523,853

abfunds.com	AB INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class D 4.156%, 05/15/2046(e)	U.S.$	680	$532,103
Series 2014-C18, Class C 4.624%, 10/15/2047		4,408	4,117,382
Series 2015-C22, Class XA 1.14%, 04/15/2048(q)		11,218	145,008
UBS Commercial Mortgage Trust Series 2017-C1, Class XA 1.687%, 06/15/2050(q)		6,831	323,104
Series 2019-C16, Class XA 1.699%, 04/15/2052(q)		14,304	859,820
Series 2019-C18, Class XA 1.148%, 12/15/2052(q)		43,363	1,935,762
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class B 3.649%, 03/10/2046(e)		1,044	956,637
Series 2013-C5, Class C 3.905%, 03/10/2046(e)		782	555,103
Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class XA 1.43%, 04/15/2050(q)		7,361	128,621
Series 2016-C36, Class XA 1.303%, 11/15/2059(q)		41,394	1,281,827
Series 2016-LC24, Class XA 1.749%, 10/15/2049(q)		26,288	1,101,399
Series 2016-LC25, Class XA 0.977%, 12/15/2059(q)		16,789	399,316
Series 2019-C52, Class XA 1.749%, 08/15/2052(q)		18,765	1,333,789
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class E 4.991%, 06/15/2044(e)		489	339,825
Series 2014-LC14, Class C 4.344%, 03/15/2047		134	127,221

			43,656,251

Non-Agency Floating Rate CMBS – 0.7%
BFLD Trust Series 2019-DPLO, Class E 7.245% (SOFR + 2.35%), 10/15/2034(e)(g)		11,227	11,000,477
DBWF Mortgage Trust Series 2018-GLKS, Class E 8.069% (LIBOR 1 Month + 3.12%), 12/19/2030(e)(g)		1,994	1,938,871

50 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Great Wolf Trust Series 2019-WOLF, Class D 6.938% (SOFR + 2.05%), 12/15/2036(e)(g)	U.S.$	5,005	$4,878,856
Morgan Stanley Capital I Trust Series 2019-BPR, Class D 9.198% (LIBOR 1 Month + 4.25%), 05/15/2036(e)(g)		1,651	1,511,682

			19,329,886

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.13%, 11/16/2045(q)		90	1

Total Commercial Mortgage-Backed Securities (cost $77,669,999)			62,986,138

ASSET-BACKED SECURITIES – 1.8%
Other ABS - Fixed Rate – 1.3%
Affirm Asset Securitization Trust Series 2022-Z1, Class A 4.55%, 06/15/2027(e)	U.S.$	1,802	1,773,180
Series 2023-A, Class 1A 6.61%, 01/18/2028(e)		250	247,829
Series 2023-A, Class A 6.61%, 01/18/2028(e)		9,617	9,569,637
BHG Securitization Trust Series 2023-A, Class A 5.55%, 04/17/2036(e)		5,170	5,122,023
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-20, Class PT 11.438%, 11/16/2043(n)		67	63,107
Series 2019-36, Class PT 12.926%, 10/17/2044(n)		233	226,321
Series 2019-43, Class PT (62.813)%, 11/15/2044(n)		1	882
Marlette Funding Trust Series 2019-2A, Class C 4.11%, 07/16/2029(e)		359	358,381
Series 2019-3A, Class C 3.79%, 09/17/2029(e)		513	512,167
Pagaya AI Debt Trust Series 2022-6, Class A 11.00%, 05/15/2030(e)		1,103	1,108,605

abfunds.com	AB INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2023-1, Class A2 7.556%, 07/15/2030(e)	U.S.$	3,754	$3,750,729
Theorem Funding Trust Series 2022-1A, Class A 1.85%, 02/15/2028(e)		2,364	2,310,857
Series 2022-3A, Class A 7.60%, 04/15/2029(e)		7,536	7,586,929

			32,630,647

Autos - Fixed Rate – 0.5%
ACM Auto Trust Series 2023-1A, Class A 6.61%, 01/22/2030(e)		2,428	2,423,333
Flagship Credit Auto Trust Series 2019-4, Class E 4.11%, 03/15/2027(e)		2,970	2,773,544
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(e)		6,260	6,270,668
Westlake Automobile Receivables Trust Series 2019-2A, Class E 4.02%, 04/15/2025(e)		2,551	2,548,902

			14,016,447

Total Asset-Backed Securities (cost $46,983,272)			46,647,094

EMERGING MARKETS - SOVEREIGNS – 1.7%
Angola – 0.2%
Angolan Government International Bond 8.00%, 11/26/2029(e)		6,169	5,188,900

Dominican Republic – 0.4%
Dominican Republic International Bond 4.50%, 01/30/2030(e)		5,298	4,678,134
4.875%, 09/23/2032(e)		3,361	2,888,989
6.40%, 06/05/2049(e)		2,287	1,915,077

			9,482,200

Ecuador – 0.2%
Ecuador Government International Bond 1.50%, 07/31/2040(e)(h)		1,114	362,178
2.50%, 07/31/2035(e)(h)		13,986	5,107,436
5.50%, 07/31/2030(e)(h)		1,216	638,782

			6,108,396

El Salvador – 0.2%
El Salvador Government International Bond 7.125%, 01/20/2050(e)		235	113,946
7.625%, 02/01/2041(e)		158	77,815

52 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

8.625%, 02/28/2029(e)	U.S.$	7,640	$4,423,560

			4,615,321

Ivory Coast – 0.1%
Ivory Coast Government International Bond 4.875%, 01/30/2032(e)	EUR	3,137	2,610,428
6.375%, 03/03/2028(e)	U.S.$	1,377	1,310,990

			3,921,418

Kenya – 0.1%
Republic of Kenya Government International Bond 7.00%, 05/22/2027(e)		1,680	1,342,740

Lebanon – 0.0%
Lebanon Government International Bond 6.65%, 04/22/2024(e)(j)(o)		507	29,248
6.85%, 03/23/2027(e)(j)(o)		1,053	60,087
Series G 6.60%, 11/27/2026(e)(j)(o)		1,284	73,268

			162,603

Nigeria – 0.1%
Nigeria Government International Bond 6.125%, 09/28/2028(e)		233	176,833
7.143%, 02/23/2030(e)		211	157,564
7.625%, 11/28/2047(e)		2,963	1,840,393
7.696%, 02/23/2038(e)		1,729	1,136,061
7.875%, 02/16/2032(e)		226	166,788

			3,477,639

Pakistan – 0.0%
Pakistan Government International Bond 7.375%, 04/08/2031(e)		750	251,859

Senegal – 0.3%
Senegal Government International Bond 6.25%, 05/23/2033(e)		5,158	4,048,385
6.75%, 03/13/2048(e)		6,453	4,302,538

			8,350,923

Ukraine – 0.1%
Ukraine Government International Bond 7.253%, 03/15/2035(e)(h)		4,689	759,911
7.375%, 09/25/2034(e)(h)		3,586	576,674

			1,336,585

Total Emerging Markets - Sovereigns (cost $67,702,608)			44,238,584

abfunds.com	AB INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AGENCIES – 1.2%
Agency Debentures – 1.2%
Federal Home Loan Banks 5.50%, 07/15/2036	U.S.$	8,695	$10,055,768
Federal Home Loan Mortgage Corp. 6.25%, 07/15/2032(a)		10,400	12,382,369
6.75%, 03/15/2031		4,000	4,825,807
Series GDIF 6.75%, 09/15/2029		4,606	5,378,298

Total Agencies (cost $34,710,882)			32,642,242

QUASI-SOVEREIGNS – 1.0%
Quasi-Sovereign Bonds – 1.0%
Chile – 0.0%
Corp. Nacional del Cobre de Chile 5.125%, 02/02/2033(e)		480	485,040

Hungary – 0.1%
Magyar Export-Import Bank Zrt 6.125%, 12/04/2027(e)		1,330	1,338,126

Indonesia – 0.1%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(e)		2,044	2,020,111

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 5.375%, 04/24/2030(e)		3,400	3,116,066

Mexico – 0.5%
Comision Federal de Electricidad 4.688%, 05/15/2029(e)		4,031	3,628,656
Petroleos Mexicanos
5.95%, 01/28/2031		6,037	4,463,758
6.49%, 01/23/2027		1,455	1,302,225
6.75%, 09/21/2047		8,071	4,967,700
6.95%, 01/28/2060		3,090	1,871,767

			16,234,106

South Africa – 0.1%
Transnet SOC Ltd. 8.25%, 02/06/2028(e)		2,700	2,671,819

Ukraine – 0.1%
NAK Naftogaz Ukraine via Kondor Finance PLC 7.625%, 11/08/2026(j)(n)(o)		2,168	455,009

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

State Agency of Roads of Ukraine 6.25%, 06/24/2030(h)(n)	U.S.$	7,856	$1,260,888

			1,715,897

Total Quasi-Sovereigns (cost $39,282,238)			27,581,165

GOVERNMENTS - SOVEREIGN BONDS – 0.5%
Colombia – 0.3%
Colombia Government International Bond 3.125%, 04/15/2031		864	639,522
3.25%, 04/22/2032		8,612	6,207,637

			6,847,159

Panama – 0.2%
Panama Notas del Tesoro 3.75%, 04/17/2026		5,027	4,804,870

Peru – 0.0%
Peruvian Government International Bond 2.392%, 01/23/2026		247	233,075

Total Governments - Sovereign Bonds (cost $14,816,807)			11,885,104

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.3%
United States – 0.3%
Texas Transportation Commission State Highway Fund
Series 2010-B 5.178%, 04/01/2030		2,560	2,660,575
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The))
Series 2021 5.75%, 07/25/2041(e)		6,915	6,300,412

Total Local Governments - US Municipal Bonds (cost $9,475,000)			8,960,987

		Shares
COMMON STOCKS – 0.3%
Energy – 0.1%
Energy Equipment & Services – 0.0%
Diamond Offshore Drilling, Inc.(j)		22,730	261,168

Oil, Gas & Consumable Fuels – 0.1%
Berry Corp.		78,098	596,669
Civitas Resources, Inc.		5,127	354,019

abfunds.com	AB INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

Denbury, Inc.(j)	6,516	$608,464
Golden Energy Offshore Services AS(j)	1,497,659	166,390
Nordic Aviation Capital DAC(i)(j)(l)	103,735	1,452,290
SandRidge Energy, Inc.(j)	105	1,488

		3,179,320

		3,440,488

Consumer Discretionary – 0.1%
Automobile Components – 0.0%
Energy Technology(i)(j)(l)	497	198,800

Broadline Retail – 0.1%
ATD New Holdings, Inc.(i)(j)	29,486	1,592,244

Diversified Consumer Services – 0.0%
Paysafe AG Tracker(i)(j)	61,303	– 0	–

Internet & Catalog Retail – 0.0%
GOLO Mobile, Inc.(i)(j)(l)	30,264	– 0	–

		1,791,044

Consumer Staples – 0.1%
Household Products – 0.1%
Southeastern Grocers, Inc.(i)(j)(l)	71,086	1,626,092

Communication Services – 0.0%
Diversified Telecommunication Services – 0.0%
Intelsat Emergence SA(i)(j)	46,202	1,146,410
Intelsat Jackson Holdings SA(i)(j)(l)	9,676	– 0	–

		1,146,410

Media – 0.0%
iHeartMedia, Inc. – Class A(j)	14,385	49,916

		1,196,326

Information Technology – 0.0%
IT Services – 0.0%
Paysafe Ltd.(j)	8,409	120,753

Software – 0.0%
Monitronics International, Inc.(j)	34,245	1,713

		122,466

Health Care – 0.0%
Pharmaceuticals – 0.0%
Mallinckrodt PLC(j)	5,739	33,516

Total Common Stocks (cost $12,957,777)		8,209,932

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PORTFOLIO OF INVESTMENTS (continued)

		Shares	U.S. $ Value

PREFERRED STOCKS – 0.1%
Industrial – 0.1%
Auto Components – 0.1%
Energy Technology 0.00%(i)(j)(l)		3,093	$2,551,725

Energy – 0.0%
Gulfport Energy Corp. 10.00%(i)(j)		113	678,000

Total Preferred Stocks (cost $2,415,268)			3,229,725

WARRANTS – 0.0%
Athabasca Oil Corp., expiring 11/01/2026(i)(j) (cost $0)		3,771	7,021

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 1.2%
U.S. Treasury Bills – 0.9%
U.S. Treasury Bill Zero Coupon, 09/28/2023	U.S.$	5,148	5,044,522
Zero Coupon, 10/12/2023		19,000	18,578,475

Total U.S. Treasury Bills (cost $23,628,684)			23,622,997

		Shares
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.74%(s)(t)(u) (cost $8,428,564)		8,428,564	8,428,564

Total Short-Term Investments (cost $32,057,248)			32,051,561

Total Investments – 143.3% (cost $3,964,991,013)			3,792,479,957
Other assets less liabilities – (43.3)%			(1,145,246,944)

Net Assets – 100.0%			$2,647,233,013

abfunds.com	AB INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
Long Gilt Futures	10	June 2023	$1,275,099	$10,119
U.S. Long Bond (CBT) Futures	958	June 2023	126,126,688	5,144,007
U.S. T-Note 2 Yr (CBT) Futures	53	June 2023	10,926,695	105,104
U.S. T-Note 10 Yr (CBT) Futures	737	June 2023	84,904,703	2,692,243
U.S. Ultra Bond (CBT) Futures	1,382	June 2023	195,423,438	6,046,045

Sold Contracts
Euro Buxl 30 Yr Bond Futures	13	June 2023	1,998,297	(96,848)
Euro-BOBL Futures	16	June 2023	2,079,859	(49,557)
Euro-Bund Futures	49	June 2023	7,319,308	(239,779)
Euro-Schatz Futures	131	June 2023	15,254,076	(140,151)
U.S. 10 Yr Ultra Futures	1,694	June 2023	205,741,594	(5,448,846)
U.S. T-Note 5 Yr (CBT) Futures	2,149	June 2023	235,835,962	23,851

				$8,046,188

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	EUR	28,533	USD	30,370	05/11/2023	$(1,086,387)
JPMorgan Chase Bank, NA	USD	3,298	EUR	3,080	05/11/2023	97,785
Morgan Stanley Capital Services, Inc.	CAD	210,271	USD	154,128	06/09/2023	(1,187,703)
Morgan Stanley Capital Services, Inc.	USD	1,997	AUD	2,993	06/15/2023	(12,365)
State Street Bank & Trust Co.	EUR	343	USD	375	05/11/2023	(3,015)
State Street Bank & Trust Co.	USD	3,212	EUR	3,026	05/11/2023	124,442
State Street Bank & Trust Co.	USD	447	GBP	364	05/24/2023	10,532
UBS AG	USD	1,989	EUR	1,872	05/11/2023	74,513

						$(1,982,198)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2023	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAHY Series 40, 5 Year Index, 06/20/2028*	5.00%	Quarterly	4.65%	USD 350	$6,851	$5,715	$1,136

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	1,699	$(350,680)	$(390,658)	$39,978
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	679	(140,201)	(170,383)	30,182
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,274	(263,039)	(293,026)	29,987
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	93	(19,164)	(5,449)	(13,715)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	368	(75,947)	(38,685)	(37,262)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	656	(135,359)	(97,426)	(37,933)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	572	(118,114)	(47,110)	(71,004)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	875	(180,596)	(82,725)	(97,871)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,127	(232,566)	(105,863)	(126,703)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,861	(590,569)	(272,770)	(317,799)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	5,469	(1,128,813)	(508,922)	(619,891)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	5,469	(1,128,813)	(508,922)	(619,891)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	5,167	(1,066,449)	(415,002)	(651,447)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	5,473	(1,129,640)	(319,597)	(810,043)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	218	(35,114)	(8,032)	(27,082)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	437	(70,351)	(16,397)	(53,954)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	1,092	(175,816)	(40,216)	(135,600)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	2,499	(402,538)	(125,520)	(277,018)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	5,767	(928,932)	(170,496)	(758,436)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	769	(158,627)	(88,529)	(70,098)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	5,276	(1,089,009)	(593,130)	(495,879)
Goldman Sachs International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	9,112	(1,467,713)	(371,258)	(1,096,455)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3,618	(746,833)	(545,457)	(201,376)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,456	(506,826)	(265,535)	(241,291)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	5,051	(1,042,591)	(772,423)	(270,168)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,717	(354,341)	(100,749)	(253,592)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,583	(533,166)	(206,436)	(326,730)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	5,461	(1,127,160)	(572,817)	(554,343)

abfunds.com	AB INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00%	Monthly	7.50%	USD	113	$(18,148)	$(4,302)	$(13,846)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	313	(64,608)	(24,260)	(40,348)

						$(15,281,723)	$(7,162,095)	$(8,119,628)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Currency	Principal Amount (000)	Interest Rate		Maturity	U.S. $ Value at April 30, 2023
Barclays Capital, Inc.†	USD	2,780	(2.00	)*	—	$2,779,382
Barclays Capital, Inc.†	USD	1,523	(0.50	)*	—	1,522,119
Barclays Capital, Inc.†	USD	1,784	2.00		—	1,784,535
Barclays Capital, Inc.†	USD	1,110	3.25		—	1,107,678
HSBC Securities (USA), Inc.†	USD	12,506	4.60		—	12,533,166
HSBC Securities (USA), Inc.†	USD	271,036	4.65		—	237,269,864
HSBC Securities (USA), Inc.†	USD	34,765	4.94		—	35,156,184
HSBC Securities (USA), Inc.†	USD	28,669	4.94		—	28,668,750
JPMorgan Chase Bank†	USD	413,950	4.87		—	415,501,756

						$736,323,434

*	Interest payment due from counterparty.

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2023.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Government – Treasuries	$716,596,554	$	– 0	–	$	– 0	–	$	– 0	–	$716,596,554
Agencies	12,533,166		– 0	–		– 0	–		– 0	–	12,533,166
Corporates – Non-Investment Grade	6,086,036		– 0	–		– 0	–		– 0	–	6,086,036
Corporates – Investment Grade	1,107,678		– 0	–		– 0	–		– 0	–	1,107,678

Total	$736,323,434	$	– 0	–	$	– 0	–	$	– 0	–	$736,323,434

**	Principal amount less than 500.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

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PORTFOLIO OF INVESTMENTS (continued)

(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(e)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2023, the aggregate market value of these securities amounted to $865,926,444 or 32.7% of net assets.

(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(g)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2023.

(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2023.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(j)	Non-income producing security.

(k)	Defaulted matured security.

(l)	Fair valued by the Adviser.

(m)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2023.

(n)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.27% of net assets as of April 30, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-20, Class PT 11.438%, 11/16/2043	09/27/2018	$67,221		$63,107		0.00%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-36, Class PT 12.926%, 10/17/2044	09/04/2019	232,841		226,321		0.01%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT (62.813)%, 11/15/2044	10/09/2019	988		882		0.00%
Digicel Group Holdings Ltd. 7.00%, 05/15/2023	06/21/2019	22,404		10,274		0.00%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	10/26/2020	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	06/21/2019	692,006		– 0	–	0.00%
Home Re Ltd. Series 2019-1, Class B1 9.37%, 05/25/2029	12/20/2019	2,052,667		2,017,728		0.08%
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 9.27%, 11/25/2024	11/06/2015	339,548		330,959		0.01%

abfunds.com	AB INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
JPMorgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 10.52%, 10/25/2025	09/18/2015	$614,335	$601,374		0.02%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	02/19/2015	861,787	– 0	–	0.00%
NAK Naftogaz Ukraine via Kondor Finance PLC 7.625%, 11/08/2026	11/04/2019	2,168,000	455,009		0.02%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 8.368%, 02/27/2023	02/11/2020	1,780,512	1,720,160		0.07%
State Agency of Roads of Ukraine 6.25%, 06/24/2030	06/17/2021	7,856,000	1,260,888		0.05%
Terraform Global Operating LP 6.125%, 03/01/2026	02/08/2018	289,000	277,056		0.01%
Tonon Luxembourg SA 6.50%, 10/31/2024	01/16/2013	1,804,783	87		0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	06/19/2013	3,510,949	474		0.00%
Virgolino de Oliveira Finance SA 10.875%, 01/13/2020	06/09/2014	745,965	75		0.00%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	01/29/2014	916,308	169		0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.27%, 11/25/2025	09/06/2016	224,883	208,536		0.01%

(o)	Defaulted.

(p)	Inverse interest only security.

(q)	IO – Interest Only.

(r)	The stated coupon rate represents the greater of the LIBOR or an alternate base rate such as the the PRIME/SOFR or the LIBOR/PRIME/SOFR floor rate plus a spread at April 30, 2023.

(s)	Affiliated investments.

(t)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(u)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

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PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

TBA – To Be Announced

See notes to financial statements.

abfunds.com	AB INCOME FUND | 63

STATEMENT OF ASSETS & LIABILITIES

April 30, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,956,562,449)	$3,784,051,393
Affiliated issuers (cost $8,428,564)	8,428,564
Cash collateral due from broker	1,032,999
Foreign currencies, at value (cost $421,816)	423,708
Unaffiliated interest and dividends receivable	44,087,337
Receivable for investment securities sold	32,407,789
Receivable for capital stock sold	4,078,775
Receivable for variation margin on futures	2,181,927
Unrealized appreciation on forward currency exchange contracts	307,272
Affiliated dividends receivable	39,519
Receivable for variation margin on centrally cleared swaps	15,918
Other assets	103,843

Total assets	3,877,159,044

Liabilities
Due to custodian	2,487,410
Payable for reverse repurchase agreements	736,323,434
Payable for investment securities purchased	464,708,388
Market value on credit default swaps (net premiums received $7,162,095)	15,281,723
Payable for capital stock repurchased	5,757,525
Unrealized depreciation on forward currency exchange contracts	2,289,470
Dividends payable	924,769
Advisory fee payable	800,735
Foreign capital gains tax payable	355,807
Distribution fee payable	110,844
Transfer Agent fee payable	75,510
Administrative fee payable	29,206
Directors’ fees payable	5,963
Accrued expenses and other liabilities	775,247

Total liabilities	1,229,926,031

Net Assets	$2,647,233,013

Composition of Net Assets
Capital stock, at par	$405,943
Additional paid-in capital	3,403,537,041
Accumulated loss	(756,709,971)

Net Assets	$2,647,233,013

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$152,029,715	23,338,341	$6.51	*

C	$105,140,639	16,121,500	$6.52

Advisor	$2,367,899,042	363,083,904	$6.52

Z	$22,163,617	3,399,427	$6.52

*	The maximum offering price per share for Class A shares was $6.80 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended April 30, 2023 (unaudited)

Investment Income
Interest	$86,640,206
Dividends
Affiliated issuers	279,717
Unaffiliated issuers	102,301	$87,022,224

Expenses
Advisory fee (see Note B)	5,859,472
Distribution fee—Class A	194,690
Distribution fee—Class C	547,746
Transfer agency—Class A	76,183
Transfer agency—Class C	53,592
Transfer agency—Advisor Class	1,134,921
Transfer agency—Class Z	2,426
Custody and accounting	159,288
Printing	123,715
Audit and tax	76,565
Registration fees	58,130
Administrative	47,414
Legal	31,030
Directors’ fees	27,377
Miscellaneous	31,770

Total expenses before interest expense/bank overdraft	8,424,319
Interest expense/bank overdraft	11,328,382
Total expenses		19,752,701

Less: expenses waived and reimbursed by the Adviser (see Note B)	(877,496)

Net expenses		18,875,205

Net investment income		68,147,019

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions(a)		(33,954,434)
Forward currency exchange contracts		(36,810)
Futures		(27,662,584)
Swaps		(166,030)
Foreign currency transactions		(4,347,414)
Net change in unrealized appreciation (depreciation) of:
Investments(b)		155,793,373
Forward currency exchange contracts		(832,195)
Futures		49,038,792
Swaps		655,223
Foreign currency denominated assets and liabilities		221,054

Net gain on investment and foreign currency transactions		141,493,274

Net Increase in Net Assets from Operations		$206,855,994

(a)	Net of foreign realized capital gains taxes of $9,062.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $4,459.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$68,147,019	$122,535,702
Net realized loss on investment and foreign currency transactions	(66,167,272)	(537,822,684)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	204,876,247	(310,736,514)

Net increase (decrease) in net assets from operations	206,855,994	(726,023,496)
Distributions to Shareholders
Class A	(4,235,142)	(7,242,847)
Class C	(2,563,189)	(4,015,362)
Advisor Class	(66,180,084)	(117,190,413)
Class Z	(636,111)	(938,821)
Capital Stock Transactions
Net decrease	(116,196,834)	(1,158,104,578)

Total increase (decrease)	17,044,634	(2,013,515,517)
Net Assets
Beginning of period	2,630,188,379	4,643,703,896

End of period	$2,647,233,013	$2,630,188,379

See notes to financial statements.

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STATEMENT OF CASH FLOWS

For the six months ended April 30, 2023 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations		$206,855,994
Reconciliation of net increase in net assets from operations to net increase in cash from operating activities
Purchases of long-term investments	$(3,368,038,916)
Purchases of short-term investments	(378,188,878)
Proceeds from disposition of long-term investments	3,629,032,338
Proceeds from disposition of short-term investments	351,840,811
Net realized loss on investment transactions and foreign currency transactions	66,167,272
Net realized loss on forward currency exchange contracts	(36,810)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(204,876,247)
Net accretion of bond discount and amortization of bond premium	766,217
Decrease in receivable for investments sold	184,452,819
Increase in interest receivable	(18,723,111)
Increase in affiliated dividends receivable	(21,266)
Increase in other assets	(146,150)
Decrease in cash collateral due from broker	1
Decrease in payable for investments purchased	(187,548,720)
Decrease in advisory fee payable	(217,613)
Decrease in administrative fee payable	(3,486)
Decrease in Foreign capital gains tax payable	(4,603)
Increase in Transfer Agent fee payable	13,043
Decrease in distribution fee payable	(14,916)
Increase in Directors’ fee payable	1,110
Increase in accrued expenses	50,744
Payments on swaps, net	(13,218,677)
Proceeds for exchange-traded derivatives settlements, net	18,521,529

Total adjustments		79,806,491

Net cash provided by (used in) operating activities		286,662,485
Cash flows from financing activities
Redemptions of capital stock, net	(171,156,708)
Increase in due to custodian	2,487,410
Cash dividends paid (net of dividend reinvestments)†	(21,606,306)
Repayment of reverse repurchase agreements	(100,688,464)

Net cash provided by (used in) financing activities		(290,964,068)
Effect of exchange rate on cash		(4,126,360)

Net decrease in cash		(8,427,943)
Cash at beginning of period		8,851,651

Cash at end of period		$423,708

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$51,813,519
Interest expense paid during the period	$8,597,259

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Income Fund (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class K, Class R, Class I, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5

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NOTES TO FINANCIAL STATEMENTS (continued)

of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized

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NOTES TO FINANCIAL STATEMENTS (continued)

modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available,

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NOTES TO FINANCIAL STATEMENTS (continued)

which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2023:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments - Treasuries	$	– 0	–	$1,824,128,961		$	– 0	–	$1,824,128,961
Mortgage Pass-Throughs		– 0	–	534,024,846			– 0	–	534,024,846
Corporates - Investment Grade		– 0	–	491,517,747			– 0	–	491,517,747
Corporates - Non-Investment Grade		– 0	–	260,062,427			78,879	(a)	260,141,306
Collateralized Loan Obligations		– 0	–	133,429,859			– 0	–	133,429,859
Collateralized Mortgage Obligations		– 0	–	101,308,677			– 0	–	101,308,677
Emerging Markets - Corporate Bonds		– 0	–	88,797,591			718		88,798,309
Bank Loans		– 0	–	63,112,333			17,578,366		80,690,699
Commercial Mortgage-Backed Securities		– 0	–	62,986,138			– 0	–	62,986,138
Asset-Backed Securities		247,829		46,399,265			– 0	–	46,647,094
Emerging Markets - Sovereigns		– 0	–	44,238,584			– 0	–	44,238,584
Agencies		– 0	–	32,642,242			– 0	–	32,642,242
Quasi-Sovereigns		– 0	–	27,581,165			– 0	–	27,581,165
Governments - Sovereign Bonds		– 0	–	11,885,104			– 0	–	11,885,104
Local Governments - US Municipal Bonds		– 0	–	8,960,987			– 0	–	8,960,987
Common Stocks		2,194,096		– 0	–		6,015,836	(a)	8,209,932
Preferred Stocks		– 0	–	– 0	–		3,229,725		3,229,725
Warrants		– 0	–	– 0	–		7,021		7,021
Short-Term Investments:
U.S. Treasury Bills		– 0	–	23,622,997			– 0	–	23,622,997
Investment Companies		8,428,564		– 0	–		– 0	–	8,428,564

Total Investments in Securities		10,870,489		3,754,698,923			26,910,545	(a)	3,792,479,957

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2			Level 3			Total
Other Financial Instruments(b):
Assets:
Futures	$14,021,369		$	– 0	–	$	– 0	–	$14,021,369	(c)
Forward Currency Exchange Contracts	– 0	–		307,272			– 0	–	307,272
Centrally Cleared Credit Default Swaps	– 0	–		6,851			– 0	–	6,851	(c)
Liabilities:
Futures	(5,975,181)			– 0	–		– 0	–	(5,975,181	)(c)
Forward Currency Exchange Contracts	– 0	–		(2,289,470)			– 0	–	(2,289,470)
Credit Default Swaps	– 0	–		(15,281,723)			– 0	–	(15,281,723)
Reverse Repurchase Agreements	(736,323,434)			– 0	–		– 0	–	(736,323,434)

Total	$(717,406,757)			$3,737,441,853			$26,910,545	(a)	$3,046,945,641

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade			Emerging Markets - Corporate Bonds			Bank Loans
Balance as of 10/31/2022		$4,804,847			$718		$14,042,134
Accrued discounts (premiums)		– 0	–		– 0	–	21,510
Realized gain (loss)		– 0	–		– 0	–	(493,889)
Change in unrealized appreciation (depreciation)		– 0	–		– 0	–	2,075,147
Purchases		– 0	–		– 0	–	– 0	–
Sales/Paydowns		– 0	–		– 0	–	(10,431,356)
Transfers in to Level 3		– 0	–		– 0	–	16,200,120
Transfers out of Level 3		(4,725,968)			– 0	–	(3,835,300)

Balance as of 04/30/2023		$78,879			$718		$17,578,366

Net change in unrealized appreciation (depreciation) from investments held as of 04/30/2023(a)	$	– 0	–	$	– 0	–	$1,017,147

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NOTES TO FINANCIAL STATEMENTS (continued)

	Asset- Backed Securities			Common Stocks		Preferred Stocks
Balance as of 10/31/2022		$104,762		$3,555,651		$2,224,500
Accrued discounts/(premiums)		– 0	–	– 0	–	– 0	–
Realized gain (loss)		(34,727)		10,376		(1,472)
Change in unrealized appreciation (depreciation)		(70,035)		(803,114)		1,006,780
Purchases		– 0	–	– 0	–	– 0	–
Sales/Paydowns		– 0	–	(10,376)		(83)
Transfers in to Level 3		– 0	–	3,263,299		– 0	–
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 04/30/2023	$	– 0	–	$6,015,836		$3,229,725

Net change in unrealized appreciation (depreciation) from investments held as of 04/30/2023(a)	$	– 0	–	$(803,114)		$1,006,780

	Warrants#			Total
Balance as of 10/31/2022	$	– 0	–	$24,732,612
Accrued discounts/(premiums)		– 0	–	21,510
Realized gain (loss)		– 0	–	(519,712)
Change in unrealized appreciation (depreciation)		7,021		2,215,799
Purchases		– 0	–	– 0	–
Sales/Paydowns		– 0	–	(10,441,815)
Transfers in to Level 3		– 0	–	19,463,419
Transfers out of Level 3		– 0	–	(8,561,268)

Balance as of 04/30/2023		$7,021		$26,910,545

Net change in unrealized appreciation (depreciation) from investments held as of 04/30/2023(a)		$7,021		$1,227,834

#	The Fund held a security with zero market value that was sold/expired/written off during the reporting period.

(a)

The unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments and other financial instruments in the accompanying statement of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at April 30, 2023. Securities priced (i) by third party vendors, (ii) by brokers or (iii) using prior transaction prices, which approximates fair value, are excluded from the following table:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 04/30/2023	Valuation Technique	Unobservable Input	Input
Common Stocks	$2,750,525	Guideline Public Company and Optional Value	Volatility	$400.00 - $825.00
Corporates – Non-Investment Grade	$78,879	Recovery	Discount Rate	$ 0.20

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Discount Rate and Volatility in isolation would be expected to result in a significantly higher (lower) fair value measurement.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company. Certain prior year amounts have been reclassified to conform to current year presentation.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

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NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion of the Fund’s average daily net assets, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .77%, 1.52%, .52%, and .52% of daily average net assets for Class A, Class C, Advisor Class, and Class Z shares, respectively. For the six months ended April 30, 2023, such reimbursement/waivers amounted to $870,767. The Expense Caps may not be terminated by the Adviser before January 31, 2024.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2023, the reimbursement for such services amounted to $47,414.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $288,447 for the six months ended April 30, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,492 from the sale of Class A shares and received $11 and $2,273 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2023.

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The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2023, such waiver amounted to $6,729.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2023 is as follows:

Fund	Market Value 10/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,642	$343,873	$341,086	$8,429	$280

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,081,331 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$277,564,855	$275,836,691
U.S. government securities	3,090,046,136	3,320,031,740

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$68,294,928
Gross unrealized depreciation	(242,860,486)

Net unrealized depreciation	$(174,565,558)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily

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fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2023, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2023, the Fund held forward currency exchange contracts for hedging purposes.

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•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with

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the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

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During the six months ended April 30, 2023, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to

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enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2023, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$14,021,369	*	Payable for variation margin on futures	$5,975,181	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	1,136	*

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$307,272	Unrealized depreciation on forward currency exchange contracts	$2,289,470

Credit contracts			Market value on credit default swaps	15,281,723

Total		$14,329,777		$23,546,374

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(27,662,584)	$49,038,792

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(36,810)	(832,195)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	4,997,432	(6,421,934)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(5,163,462)	7,077,157

Total		$(27,865,424)	$48,861,820

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The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2023:

Futures:
Average notional amount of buy contracts	$727,109,520
Average notional amount of sale contracts	$586,941,363
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$6,924,042
Average principal amount of sale contracts	$187,536,360
Centrally Cleared Interest Rate Swaps:
Average notional amount	$197,304,167	(a)
Credit Default Swaps:
Average notional amount of sale contracts	$102,928,003
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$15,424,144	(a)

(a)	Positions were open for five months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
JPMorgan Chase Bank/JPMorgan Securities, LLC	$97,785	$(97,785)		$	– 0	–	$	– 0	–	$	– 0	–
State Street Bank & Trust Co.	134,974	(3,015)			– 0	–		– 0	–		131,959
UBS AG	74,513	– 0	–		– 0	–		– 0	–		74,513

Total	$307,272	$(100,800)		$	– 0	–	$	– 0	–		$206,472	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$1,086,387	$	– 0	–	$	– 0	–	$	– 0	–	$1,086,387
Citigroup Global Markets, Inc.	6,559,950		– 0	–		(373,000)			(6,186,950)		– 0	–
Credit Suisse International	2,860,387		– 0	–		– 0	–		(2,860,387)		– 0	–
Goldman Sachs International	3,763,963		– 0	–		(660,000)			(3,103,963)		– 0	–
JPMorgan Chase Bank/JPMorgan Securities, LLC	2,014,667		(97,785)			– 0	–		(1,916,882)		– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services, Inc.	1,282,824		– 0	–		– 0	–		(162,125)		1,120,699
State Street Bank & Trust Co.	3,015		(3,015)			– 0	–		– 0	–	– 0	–

Total	$17,571,193		$(100,800)			$(1,033,000)			$(14,230,307)		$2,207,086	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that

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will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended April 30, 2023, the Fund earned drop income of $606,790 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2023, the average amount of reverse repurchase agreements outstanding was $728,212,224 and the daily weighted average interest rate was 3.08%. At April 30, 2023, the Fund had reverse repurchase agreements outstanding in the amount of $736,323,434 as reported on the statement of assets and liabilities.

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The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2023:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	7,193,714	(5,920,546)	1,273,168
HSBC Securities (USA), Inc.	313,627,964	(287,625,652)	26,002,312
JPMorgan Chase Bank	415,501,756	(415,501,756)	– 0	–

Total	$736,323,434	$(709,047,954)	$27,275,480

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022

Class A
Shares sold	2,026,729	5,504,143	$13,159,884	$39,565,166

Shares issued in reinvestment of dividends	468,429	683,436	3,037,202	4,848,123

Shares converted from Class C	241,657	150,661	1,552,848	1,067,762

Shares redeemed	(5,212,765)	(14,232,001)	(33,762,728)	(100,905,810)

Net decrease	(2,475,950)	(7,893,761)	$(16,012,794)	$(55,424,759)

Class C
Shares sold	913,247	737,142	$5,943,499	$5,442,290

Shares issued in reinvestment of dividends	270,277	367,071	1,754,035	2,605,062

Shares converted to Class A	(241,457)	(150,476)	(1,552,848)	(1,067,762)

Shares redeemed	(3,202,317)	(7,173,549)	(20,688,771)	(51,179,390)

Net decrease	(2,260,250)	(6,219,812)	$(14,544,085)	$(44,199,800)

Advisor Class
Shares sold	72,791,612	125,018,791	$473,005,432	$895,171,374

Shares issued in reinvestment of dividends	7,160,920	10,905,106	46,470,886	77,665,707

Shares redeemed	(93,484,888)	(285,020,744)	(605,125,855)	(2,028,413,744)

Net decrease	(13,532,356)	(149,096,847)	$(85,649,537)	$(1,055,576,663)

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	Shares		Amount
	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022

Class Z
Shares sold	852,819	987,963	$5,477,163	$6,992,661

Shares issued in reinvestment of dividends	85,021	106,789	551,396	757,805

Shares redeemed	(930,282)	(1,516,427)	(6,018,977)	(10,653,822)

Net increase (decrease)	7,558	(421,675)	$9,582	$(2,903,356)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with

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NOTES TO FINANCIAL STATEMENTS (continued)

longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in

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NOTES TO FINANCIAL STATEMENTS (continued)

different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2023.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$129,387,443	$166,350,736

Total taxable distributions paid	$129,387,443	$166,350,736

As of October 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,322,646
Accumulated capital and other losses	(557,600,583	)(a)
Unrealized appreciation (depreciation)	(319,324,058	)(b)

Total accumulated earnings (deficit)	$(875,601,995	)(c)

(a)	As of October 31, 2022, the Fund had a net capital loss carryforward of $557,599,853. As of October 31, 2022, the cumulative deferred loss on straddles was $730.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2022, the Fund had a net short-term capital loss carryforward of $187,331,997 and a net long-term capital loss carryforward of $370,267,856 which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 6.19	$ 7.89	$ 7.96	$ 7.98	$ 7.49	$ 8.09

Income From Investment Operations

Net investment income(a)(b)	.16	.23	.24	.26	.31	.29

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34	(1.69)	(.04)	.02	(c)	.53	(.50)

Contributions from Affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	.00	(d)	.00	(d)

Net increase (decrease) in net asset value from operations	.50	(1.46)	.20	.28	.84	(.21)

Less: Dividends and Distributions

Dividends from net investment income	(.18)	(.24)	(.27)	(.30)	(.30)	(.36)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.05)	(.03)

Total dividends and distributions	(.18)	(.24)	(.27)	(.30)	(.35)	(.39)

Net asset value, end of period	$ 6.51	$ 6.19	$ 7.89	$ 7.96	$ 7.98	$ 7.49

Total Return

Total investment return based on net asset value(e)*	8.21%	(18.83)%	2.48%	3.55%	11.50%	(2.71)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$152,030	$159,887	$265,990	$289,619	$240,567	$232,931

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	1.64	%^	1.04%	.79%	.78%	.77%	1.08%

Expenses, before waivers/reimbursements(f)	1.71	%^	1.08%	.80%	.80%	.83%	1.16%

Net investment income(b)	5.02	%^	3.15%	3.04%	3.24%	4.02%	3.73%

Portfolio turnover rate**	89%	167%	166%	246%	270%	105%

See footnote summary on page 100.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 6.20	$ 7.90	$ 7.97	$ 7.99	$ 7.50	$ 8.10

Income From Investment Operations

Net investment income(a)(b)	.14	.17	.18	.20	.25	.23

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33	(1.68)	(.04)	.02	(c)	.53	(.50)

Contributions from Affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	.00	(d)	.00	(d)

Net increase (decrease) in net asset value from operations	.47	(1.51)	.14	.22	.78	(.27)

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.19)	(.21)	(.24)	(.25)	(.30)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.04)	(.03)

Total dividends and distributions	(.15)	(.19)	(.21)	(.24)	(.29)	(.33)

Net asset value, end of period	$ 6.52	$ 6.20	$ 7.90	$ 7.97	$ 7.99	$ 7.50

Total Return

Total investment return based on net asset value(e)*	7.63%	(19.41)%	1.71%	2.77%	10.65%	(3.43)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$105,141	$113,982	$194,363	$217,968	$164,413	$82,283

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	2.39	%^	1.79%	1.54%	1.53%	1.52%	1.83%

Expenses, before waivers/reimbursements(f)	2.46	%^	1.82%	1.55%	1.55%	1.57%	1.92%

Net investment income(b)	4.26	%^	2.39%	2.29%	2.49%	3.21%	2.98%

Portfolio turnover rate**	89%	167%	166%	246%	270%	105%

See footnote summary on page 100.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 6.20	$ 7.90	$ 7.97	$ 7.99	$ 7.50	$ 8.10

Income From Investment Operations

Net investment income(a)(b)	.17	.24	.26	.27	.33	.31

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33	(1.68)	(.04)	.03	(c)	.53	(.50)

Contributions from Affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	.00	(d)	.00	(d)

Net increase (decrease) in net asset value from operations	.50	(1.44)	.22	.30	.86	(.19)

Less: Dividends and Distributions

Dividends from net investment income	(.18)	(.26)	(.29)	(.32)	(.31)	(.38)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.06)	(.03)

Total dividends and distributions	(.18)	(.26)	(.29)	(.32)	(.37)	(.41)

Net asset value, end of period	$ 6.52	$ 6.20	$ 7.90	$ 7.97	$ 7.99	$ 7.50

Total Return

Total investment return based on:

Net asset value(e)*	8.17%	(18.60)%	2.73%	3.80%	11.76%	(2.46)%

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$2,367	$2,334	$4,152	$4,097	$3,562	$2,222

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	1.38	%^	.79%	.54%	.53%	.52%	.83%

Expenses, before waivers/reimbursements(f)	1.45	%^	.82%	.55%	.55%	.58%	.91%

Net investment income(b)	5.26	%^	3.38%	3.28%	3.48%	4.24%	3.98%

Portfolio turnover rate**	89%	167%	166%	246%	270%	105%

See footnote summary on page 100.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2023 (unaudited)		Year Ended October 31,		November 20, 2019(g) to October 31, 2020
			2022	2021

Net asset value, beginning of period	$ 6.20		$ 7.90	$ 7.97	$ 7.97

Income From Investment Operations

Net investment income(a)(b)	.17		.25	.27	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33		(1.69)	(.05)	.03	(c)

Net increase (decrease) in net asset value from operations	.50		(1.44)	.22	.30

Less: Dividends

Dividends from net investment income	(.18)		(.26)	(.29)	(.30)

Net asset value, end of period	$ 6.52		$ 6.20	$ 7.90	$ 7.97

Total Return

Total investment return based on net asset value(e)*	8.17%		(18.57)%	2.78%	3.89%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$22,164		$21,026	$30,118	$18,492

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	1.38	%^	.78%	.49%	.48	%^

Expenses, before waivers/reimbursements(f)	1.38	%^	.78%	.49%	.48	%^

Net investment income(b)	5.28	%^	3.44%	3.32%	3.49	%^

Portfolio turnover rate**	89%		167%	166%	246%

See footnote summary on page 100.

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(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios, excluding interest expense are:

	Six Months Ended April 30, 2023 (unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018

Class A
Net of waivers/reimbursements	.77	%^	.77%	.77%	.77%	.77%	.77%
Before waivers/reimbursements	.84	%^	.80%	.78%	.79%	.82%	.85%
Class C
Net of waivers/reimbursements	1.52	%^	1.52%	1.52%	1.52%	1.52%	1.52%
Before waivers/reimbursements	1.59	%^	1.55%	1.53%	1.54%	1.57%	1.60%
Advisor Class
Net of waivers/reimbursements	.52	%^	.52%	.52%	.52%	.52%	.52%
Before waivers/reimbursements	.59	%^	.55%	.53%	.54%	.57%	.60%
Class Z
Net of waivers/reimbursements	.51	%^	.49%	.47%	.46%	N/A	N/A
Before waivers/reimbursements	.51	%^	.49%	.47%	.46%	N/A	N/A

(f)	Amount is less than $.005.

(g)	Commencement of distributions.

*	Includes the impact of proceeds received by the Fund in connection with a trade-error reimbursement from the Adviser, which enhanced performance by .04% for the year ended October 31, 2021.

**	The Fund accounts for dollar roll transactions as purchases and sales.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Garry Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Scott A. DiMaggio(2), Vice President

Gershon M. Distenfeld(2), Vice President

Fahd Malik(2), Vice President

Matthew S. Sheridan(2), Vice President

William Smith(2), Vice President

Nancy E. Hay, Secretary

Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade: Core Fixed Income Investment Team. Messrs. DiMaggio, Distenfeld, Malik, Smith and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Income Fund (the “Fund”) at a meeting held in-person on November 1-3, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

104 | AB INCOME FUND	abfunds.com

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s

abfunds.com	AB INCOME FUND | 105

principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was equal to the median. The directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the

106 | AB INCOME FUND	abfunds.com

Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels and that the Fund’s net assets were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

abfunds.com	AB INCOME FUND | 107

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

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Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

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Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

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ALTERNATIVES

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Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

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CLOSED-END FUNDS

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EXCHANGE-TRADED FUNDS

Disruptors ETF

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Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

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We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

108 | AB INCOME FUND	abfunds.com

AB INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IF-0152-0423

APR    04.30.23

SEMI-ANNUAL REPORT

AB MUNICIPAL BOND INFLATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Municipal Bond Inflation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 1

SEMI-ANNUAL REPORT

June 13, 2023

This report provides management’s discussion of fund performance for the AB Municipal Bond Inflation Strategy for the semi-annual period ended April 30, 2023.

The Fund’s investment objective is to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal.

NAV RETURNS AS OF APRIL 30, 2023 (unaudited)

	6 Months	12 Months

AB MUNICIPAL BOND INFLATION STRATEGY

Class 1 Shares[1]	4.75%	0.48%

Class 2 Shares[1]	4.79%	0.58%

Class A Shares	4.70%	0.36%

Class C Shares	4.32%	-0.39%

Advisor Class Shares[2]	4.83%	0.62%

Bloomberg 1-10 Year TIPS Index	3.70%	-1.82%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended April 30, 2023.

During both periods, all share classes of the Fund outperformed the benchmark, before sales charges. The Fund’s municipal exposure, including an overweight to municipal credit, contributed, relative to the benchmark, for the six-month period, and detracted for the 12-month period. The use of Consumer Price Index (“CPI”) swaps, a more tax-efficient way of achieving inflation protection, modestly contributed to performance.

During both periods, the Fund used derivatives in the form of credit default swaps for hedging and investment purposes, which had no material impact on absolute performance, while interest rate swaps were used for hedging purposes and added to returns. CPI swaps were used for hedging purposes, which detracted for the six-month period and added for the 12-month period.

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MARKET REVIEW AND INVESTMENT STRATEGY

Over the six-month period ended April 30, 2023, the yield on a 10-Year AAA municipal bond fell to 2.35% from 3.34%. The yield on the 10-Year US Treasury fell to 3.44% from 4.06%. After-tax spreads compressed, indicating municipal outperformance over Treasuries, which was largely driven by an improved technical environment toward the end of the period. Credit spreads gyrated in a range-bound pattern throughout the six-month period as concerns over the health of the banking system and the debt ceiling kept volatility elevated.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on real after-tax return by investing in municipal bonds that generate income exempt from federal income taxes. In seeking to manage volatility and interest-rate risk, the Team focuses on intermediate-term bonds and seeks to provide inflation protection by entering into inflation swap agreements or investing in other inflation-protected instruments.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2023, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.32% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund seeks real after-tax return for investors subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing principally in high-quality, predominantly investment-grade, municipal securities that pay interest exempt from federal taxation. As a fundamental policy, the Fund will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax for some taxpayers.

The Fund will invest at least 80% of its total assets in fixed-income

(continued on next page)

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 3

securities rated A or better or the equivalent by one or more nationally recognized statistical rating organizations (or deemed to be of comparable credit quality by the Adviser). The Fund may invest up to 20% of its total assets in below investment-grade fixed-income securities (“junk bonds”). If the rating of a fixed-income security falls below investment-grade, the Fund will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

The Fund may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Fund will typically enter into inflation swaps. The Fund may use other inflation-indexed instruments. Payments to the Fund pursuant to swaps will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Fund’s primary use of derivatives will be for the purpose of inflation protection.

The Fund may also invest in forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may utilize leverage for investment purposes through the use of tender option bond (“TOB”) transactions. The Adviser considers the impact of TOB transactions, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 5

DISCLOSURES AND RISKS (continued)

worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, such as TOB transactions, its net asset value (“NAV”) may be more volatile

6 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become more difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance.”

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 7

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS 1 SHARES[3]			3.04%	4.68%

1 Year	0.48%	0.48%

5 Years	2.95%	2.95%

10 Years	1.77%	1.77%

CLASS 2 SHARES[3]			3.14%	4.83%

1 Year	0.58%	0.58%

5 Years	3.05%	3.05%

10 Years	1.87%	1.87%

CLASS A SHARES			2.75%	4.23%

1 Year	0.36%	-2.62%

5 Years	2.80%	2.18%

10 Years	1.62%	1.31%

CLASS C SHARES			2.08%	3.20%

1 Year	-0.39%	-1.37%

5 Years	2.03%	2.03%

10 Years[4]	0.87%	0.87%

ADVISOR CLASS SHARES[5]			3.09%	4.75%

1 Year	0.62%	0.62%

5 Years	3.05%	3.05%

10 Years	1.88%	1.88%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.64%, 0.55%, 0.82%, 1.58% and 0.58% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) to 0.60%, 0.50%, 0.75%, 1.50% and 0.50% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2024, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2023.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore, their respective NAV and SEC returns are the same.

4	Assumes conversion of Class C shares into Class A shares after eight years.

5

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	-0.25%

5 Years	3.07%

10 Years	1.86%

CLASS 2 SHARES[1]

1 Year	-0.25%

5 Years	3.17%

10 Years	1.95%

CLASS A SHARES

1 Year	-3.46%

5 Years	2.26%

10 Years	1.38%

CLASS C SHARES

1 Year	-2.17%

5 Years	2.14%

10 Years[2]	0.95%

ADVISOR CLASS SHARES[3]

1 Year	-0.20%

5 Years	3.18%

10 Years	1.96%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,047.00	$3.86	0.76%
Hypothetical**	$1,000	$1,021.03	$3.81	0.76%
Class C
Actual	$1,000	$1,043.20	$7.65	1.51%
Hypothetical**	$1,000	$1,017.31	$7.55	1.51%
Advisor Class
Actual	$1,000	$1,048.30	$2.59	0.51%
Hypothetical**	$1,000	$1,022.27	$2.56	0.51%
Class 1
Actual	$1,000	$1,047.50	$3.10	0.61%
Hypothetical**	$1,000	$1,021.77	$3.06	0.61%
Class 2
Actual	$1,000	$1,047.90	$2.59	0.51%
Hypothetical**	$1,000	$1,022.27	$2.56	0.51%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 11

PORTFOLIO SUMMARY

April 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,911.8

1

The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

12 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS

April 30, 2023 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 92.0%
Long-Term Municipal Bonds – 90.2%
Alabama – 2.6%
Alabama Special Care Facilities Financing Authority-Birmingham AL (Children's Hospital of Alabama Obligated Group (The)) Series 2015 5.00%, 06/01/2028	$3,905	$4,085,342
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	5,000	4,985,514
Black Belt Energy Gas District (Royal Bank of Canada) Series 2021 4.00%, 06/01/2051	10,945	10,981,753
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016 5.00%, 02/01/2025	2,110	2,156,406
Series 2021 4.00%, 02/01/2039	1,675	1,612,210
Southeast Energy Authority A Cooperative District (Morgan Stanley) Series 2021-B 4.00%, 12/01/2051	18,485	18,334,615
Southeast Energy Authority A Cooperative District (Sumitomo Mitsui Financial Group, Inc.) Series 2023-A 5.25%, 01/01/2054	3,000	3,191,773
Sumter County Industrial Development Authority/AL (Enviva, Inc.) Series 2022 6.00%, 07/15/2052	3,770	3,393,777

		48,741,390

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2015-A 6.625%, 09/01/2035	1,335	1,397,724

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2018 6.50%, 09/01/2028(a)	$295	$315,388
7.125%, 09/01/2038(a)	280	308,982

		2,022,094

Arizona – 1.7%
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2020 4.00%, 11/01/2030	935	960,346
5.00%, 11/01/2031	800	876,792
5.00%, 11/01/2032	650	709,930
5.00%, 11/01/2033	900	981,392
Arizona Industrial Development Authority (Kipp NYC Public Charter Schools) Series 2021-B 4.00%, 07/01/2041	500	443,609
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 6.50%, 07/01/2026(a)(b)(c)	1,000	650,000
6.75%, 07/01/2030(a)(b)(c)	1,000	650,000
Arizona Industrial Development Authority (Phoenix Children's Hospital Obligated Group) Series 2021 4.00%, 02/01/2039	1,800	1,802,500
5.00%, 02/01/2026	1,200	1,263,745
Chandler Industrial Development Authority (Intel Corp.) Series 2022 5.00%, 09/01/2052	5,000	5,209,642
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.542%, 07/01/2033	4,000	3,256,134
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2017-A 5.00%, 07/01/2029	3,945	4,204,446
City of Tempe AZ (City of Tempe AZ COP) Series 2021 1.951%, 07/01/2031	2,400	1,951,361
County of Pima AZ Sewer System Revenue Series 2016 5.00%, 07/01/2023	1,000	1,002,889

14 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Industrial Development Authority of the County of Pima (The) (La Posada at Park Centre, Inc. Obligated Group) Series 2022 5.125%, 11/15/2029(a)	$2,000	$1,977,575
State of Arizona Lottery Revenue Series 2019 5.00%, 07/01/2028 (Pre-refunded/ETM)	5,000	5,613,161

		31,553,522

Arkansas – 0.1%
City of Fayetteville AR Sales & Use Tax Revenue Series 2022 2.875%, 11/01/2032	1,000	982,825

California – 9.0%
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	6,825	7,125,222
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(a)	3,315	2,536,047
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 4.00%, 08/01/2046(a)	1,000	801,104
California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) Series 2023 3.65%, 01/01/2050(a)	10,500	10,476,788
7.75%, 01/01/2050(a)	1,250	1,245,426
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) Series 2019 7.50%, 12/01/2040(a)	250	167,897

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California State Public Works Board (State of California Department of Corrections & Rehabilitation Lease) Series 2018 5.00%, 05/01/2029	$2,995	$3,354,247
California State University Series 2021-B 2.374%, 11/01/2035	1,000	789,039
City & County of San Francisco CA Series 2022-R 5.00%, 06/15/2023	4,250	4,259,520
City of Los Angeles Department of Airports Series 2019 5.00%, 05/15/2027	1,410	1,507,438
5.00%, 05/15/2039	1,000	1,058,067
Series 2021 5.00%, 05/15/2035	4,000	4,448,024
CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 4.00%, 08/01/2047(a)	995	764,401
Contra Costa CA Community College District Series 2013 5.00%, 08/01/2038 (Pre-refunded/ETM)	3,250	3,264,431
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(a)	6,500	5,121,120
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(a)	2,000	1,518,837
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(a)	2,000	1,502,685
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A2 3.125%, 08/01/2056(a)	1,500	1,024,293

16 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(a)	$3,200	$2,530,156
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 3.50%, 05/01/2047(a)	2,300	1,831,901
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(a)	1,000	759,358
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(a)	2,000	1,440,603
Pajaro Valley Unified School District Series 2013-A 5.00%, 08/01/2038 (Pre-refunded/ETM)	1,700	1,707,549
Riverside County Transportation Commission Series 2013-A 5.75%, 06/01/2048 (Pre-refunded/ETM)	7,000	7,014,054
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 3.895% (LIBOR 3 Month + 0.57%), 06/01/2039(d)	5,000	4,413,281
San Diego County Regional Airport Authority Series 2021-B 4.00%, 07/01/2035	3,100	3,144,924
4.00%, 07/01/2036	8,395	8,460,206
4.00%, 07/01/2039	7,075	6,885,237
4.00%, 07/01/2040	8,655	8,382,635
4.00%, 07/01/2041	3,325	3,192,725
5.00%, 07/01/2030	2,785	3,082,170
San Francisco Intl Airport Series 2019-H 5.00%, 05/01/2025	5,480	5,647,765
Series 2021-A 5.00%, 05/01/2031	3,275	3,659,755
5.00%, 05/01/2036	5,960	6,506,549

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

San Joaquin Hills Transportation Corridor Agency Series 2021 5.00%, 01/15/2033	$5,000	$5,642,137
State of California Series 2014 5.00%, 05/01/2025	2,960	3,016,811
Series 2021 4.00%, 10/01/2023	10,000	10,039,931
4.00%, 12/01/2024	2,655	2,702,001
4.00%, 10/01/2034	2,690	2,893,391
4.00%, 10/01/2035	2,935	3,129,065
5.00%, 09/01/2023	6,000	6,038,251
5.00%, 10/01/2024	3,590	3,693,838
Series 2023 5.10%, 03/01/2029	1,200	1,250,376
University of California Series 2013-A 5.00%, 05/15/2048 (Pre-refunded/ETM)	3,000	3,001,894
Series 2022-S 5.00%, 05/15/2024	6,000	6,124,624
5.00%, 05/15/2025	4,000	4,185,454

		171,341,227

Colorado – 2.6%
Arapahoe County School District No. 5 Cherry Creek (Arapahoe County School District No 5 Cherry Creek COP) Series 2022 4.00%, 12/15/2038	2,655	2,719,062
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(a)	1,510	1,487,821
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2029	6,555	7,113,514
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2026	1,700	1,790,415
5.00%, 12/01/2028	10,000	10,885,868

18 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado Health Facilities Authority (AdventHealth Obligated Group) Series 2021 5.00%, 11/15/2041	$2,600	$2,869,883
Colorado Health Facilities Authority (CommonSpirit Health Obligated Group) Series 2019-A 5.00%, 08/01/2030	1,015	1,109,607
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2032	640	693,716
5.00%, 08/01/2033	750	809,583
Colorado Health Facilities Authority (Intermountain Healthcare Obligated Group) Series 2019-B 4.00%, 01/01/2040	1,445	1,447,458
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2033	1,525	1,684,670
Denver City & County School District No. 1 Series 2014-B 5.00%, 12/01/2023	4,730	4,781,777
E-470 Public Highway Authority Series 2021-B 3.573% (SOFR + 0.35%), 09/01/2039(d)	2,000	1,986,936
Johnstown Plaza Metropolitan District Series 2022 4.25%, 12/01/2046	1,952	1,575,190
State of Colorado (State of Colorado COP) Series 2022 6.00%, 12/15/2041	6,000	7,244,332
Sterling Ranch Community Authority Board (Sterling Ranch Colorado Metropolitan District No. 2) Series 2020-A 3.75%, 12/01/2040	1,050	845,295
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No 3) Series 2022 6.50%, 12/01/2042	1,000	1,014,845
Vauxmont Metropolitan District AGM Series 2019 5.00%, 12/15/2024	260	267,253

		50,327,225

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Connecticut – 2.8%
City of New Haven CT Series 2018-A 5.50%, 08/01/2035	$1,920	$2,097,322
Connecticut State Health & Educational Facilities Authority Series 2023-A 2.80%, 07/01/2048	7,710	7,637,268
Connecticut State Health & Educational Facilities Authority (Stamford Hospital Obligated Group (The)) Series 2022 4.00%, 07/01/2035	1,500	1,511,246
4.00%, 07/01/2036	1,500	1,492,727
4.00%, 07/01/2037	1,000	982,598
4.00%, 07/01/2040	1,500	1,433,410
Connecticut State Health & Educational Facilities Authority (Yale University) Series 2022 1.10%, 07/01/2049	8,000	7,668,861
State of Connecticut Series 2013-A 5.00%, 10/15/2024	5,035	5,081,113
Series 2014-A 5.00%, 03/01/2028	2,230	2,270,110
Series 2014-F 5.00%, 11/15/2026	1,275	1,315,628
Series 2015-B 5.00%, 06/15/2025	4,330	4,523,389
5.00%, 06/15/2028	2,840	2,969,484
Series 2016-A 5.00%, 03/15/2032	2,160	2,290,940
Series 2018-B 5.00%, 04/15/2028	1,440	1,602,480
State of Connecticut Special Tax Revenue Series 2020 5.00%, 05/01/2038	3,040	3,381,963
Series 2021-D 4.00%, 11/01/2037	2,250	2,323,104
4.00%, 11/01/2038	4,185	4,274,151

		52,855,794

20 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

District of Columbia – 1.8%
District of Columbia (District of Columbia International School Obligated Group) Series 2019 5.00%, 07/01/2039	$2,400	$2,444,372
District of Columbia (Plenary Infrastructure DC LLC State Lease) Series 2022 5.00%, 08/31/2029	4,765	5,052,112
5.00%, 08/31/2030	5,025	5,349,779
5.00%, 02/29/2032	5,475	5,838,388
Metropolitan Washington Airports Authority Aviation Revenue Series 2018-A 5.00%, 10/01/2025	5,500	5,712,523
5.00%, 10/01/2026	3,065	3,237,926
Series 2021-A 4.00%, 10/01/2038	2,500	2,487,590
5.00%, 10/01/2036	1,695	1,857,032
Washington Metropolitan Area Transit Authority Dedicated Revenue (Washington Metropolitan Area Transit Authority Dedicated Revenue Lease) Series 2021-A 4.00%, 07/15/2039	2,450	2,509,234

		34,488,956

Florida – 3.8%
Align Affordable Housing Bond Fund LP (SHI – Lake Worth LLC) Series 2021 3.25%, 12/01/2051(a)	2,500	2,164,728
Capital Trust Agency, Inc. (Franklin Academy Series 2020 Obligated Group) Series 2020 4.00%, 12/15/2025(a)	300	293,065
City of Palmetto FL (Renaissance Arts and Education, Inc.) Series 2022 5.125%, 06/01/2042	2,400	2,423,060
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2025	4,500	4,670,081

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Broward FL Airport System Revenue Series 2013-A 5.25%, 10/01/2033 (Pre-refunded/ETM)	$2,410	$2,426,426
Series 2019-A 4.00%, 10/01/2044	16,215	15,431,227
Series 2019-C 2.384%, 10/01/2026	2,600	2,432,393
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015-A 5.00%, 06/01/2023	6,100	6,108,470
5.00%, 06/01/2024	5,000	5,089,065
5.00%, 06/01/2026	2,885	2,994,976
5.00%, 06/01/2027	4,515	4,688,389
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030	115	82,835
Zero Coupon, 10/01/2031	140	96,419
Zero Coupon, 10/01/2032	100	65,761
Zero Coupon, 10/01/2033	115	72,019
Zero Coupon, 10/01/2034	125	74,047
Florida Development Finance Corp. (Mater Academy, Inc.) Series 2022-A 4.00%, 06/15/2042	2,000	1,743,944
5.00%, 06/15/2042	2,550	2,554,398
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2015-B 5.00%, 10/01/2023	1,500	1,510,927
Series 2021 1.425%, 10/01/2026	500	450,523
Greater Orlando Aviation Authority Series 2017-A 5.00%, 10/01/2029 (Pre-refunded/ETM)	4,420	4,801,380
5.00%, 10/01/2033	4,000	4,240,307
Mid-Bay Bridge Authority Series 2015-A 5.00%, 10/01/2028	1,000	1,026,676

22 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Orange County Health Facilities Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2023 4.00%, 08/01/2036(e)	$1,000	$921,469
Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(a)	1,000	1,006,867
Village Community Development District No. 13 Series 2019 3.55%, 05/01/2039	4,175	3,444,949
Village Community Development District No. 14 Series 2022 5.50%, 05/01/2053	2,750	2,681,405

		73,495,806

Georgia – 3.7%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 07/01/2034	4,490	4,261,807
5.00%, 07/01/2035	5,065	4,731,190
City of Atlanta GA Department of Aviation Series 2022-B 5.00%, 07/01/2038	3,440	3,753,045
5.00%, 07/01/2042	6,830	7,283,610
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) Series 2021 5.00%, 04/01/2025	1,650	1,701,403
Main Street Natural Gas, Inc. (Citadel LP) Series 2022-C 4.00%, 08/01/2052(a)	5,000	4,809,208
Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2021-C 4.00%, 05/01/2052	2,075	2,067,043
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018-A 4.00%, 04/01/2048	9,370	9,376,962
Series 2018-C 4.00%, 08/01/2048	6,850	6,859,688

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021-A 4.00%, 07/01/2052	$20,765	$20,856,829
Main Street Natural Gas, Inc. (Toronto-Dominion Bank/The) Series 2019-B 4.00%, 08/01/2049	2,000	2,009,853
Richmond County Board of Education Series 2021 5.00%, 10/01/2023	3,400	3,424,909

		71,135,547

Guam – 0.2%
Territory of Guam Series 2019 5.00%, 11/15/2031	135	141,055
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2025	865	882,070
5.00%, 11/15/2031	2,070	2,112,309
Series 2021-F 5.00%, 01/01/2028	500	524,686

		3,660,120

Illinois – 4.3%
Chicago Board of Education Series 2018-A 5.00%, 12/01/2027	1,200	1,253,185
Series 2019-B 5.00%, 12/01/2030	135	141,544
5.00%, 12/01/2031	265	277,070
5.00%, 12/01/2033	100	104,009
Series 2023 5.25%, 04/01/2033	1,375	1,550,299
5.25%, 04/01/2040	1,720	1,836,377
Chicago Housing Authority Series 2018-A 5.00%, 01/01/2034	2,500	2,715,890
5.00%, 01/01/2037	5,260	5,612,885
5.00%, 01/01/2038	1,000	1,062,067
Chicago O'Hare International Airport Series 2015-B 5.00%, 01/01/2029	5,000	5,151,400
Series 2016-C 5.00%, 01/01/2033	5,000	5,255,362
Series 2017-B 5.00%, 01/01/2035	1,475	1,569,875
Series 2018-A 5.00%, 01/01/2037	1,000	1,060,059

24 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2022 4.00%, 01/01/2042	$2,000	$1,973,565
5.00%, 01/01/2028	680	724,938
5.00%, 01/01/2031	600	665,341
5.00%, 01/01/2042	3,850	4,062,469
Chicago O'Hare International Airport (Chicago O'Hare International Airport Customer Facility Charge) Series 2013 5.50%, 01/01/2025	2,250	2,255,179
Illinois Finance Authority (Ascension Health Credit Group) Series 2016-C 5.00%, 02/15/2024	1,630	1,651,103
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2023	100	99,934
5.00%, 09/01/2026	100	99,690
5.00%, 09/01/2027	100	99,878
5.00%, 09/01/2029	100	100,208
5.00%, 09/01/2033	200	197,573
5.00%, 09/01/2034	100	97,710
Illinois Finance Authority (Washington and Jane Smith Community – Orland Park) Series 2022 4.00%, 10/15/2040	9,375	7,467,490
Illinois Housing Development Authority Series 2022 5.67%, 12/01/2025(a)	1,250	1,251,973
7.17%, 11/01/2038	125	127,818
Illinois State Toll Highway Authority Series 2021-A 5.00%, 01/01/2041	14,805	16,477,570
5.00%, 01/01/2043	6,700	7,424,240
State of Illinois Series 2014 5.00%, 05/01/2030	3,810	3,863,800
Series 2022-A 5.50%, 03/01/2042	2,945	3,257,425
Series 2022-B 5.25%, 10/01/2037	3,000	3,324,324

		82,812,250

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana – 2.1%
City of Fort Wayne IN (Do Good Foods Fort Wayne LLC Obligated Group) Series 2022 9.00%, 12/01/2044(a)	$2,740	$2,713,930
10.75%, 12/01/2029	370	369,747
City of Whiting IN (BP Products North America, Inc.) Series 2023 4.40%, 11/01/2045	5,000	5,176,762
Indiana Finance Authority (Brightmark Plastics Renewal Indiana LLC) Series 2019 7.00%, 03/01/2039(a)	2,305	1,742,829
Indiana Finance Authority (Duke Energy Indiana LLC) Series 2022 3.75%, 03/01/2031	5,750	5,821,796
4.50%, 05/01/2035	7,555	7,656,557
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 4.00%, 04/01/2035	1,210	1,158,612
Indiana Finance Authority (Greencroft Goshen Obligated Group) Series 2023-2 4.00%, 11/15/2037(e)	1,000	800,298
Indiana Finance Authority (Indiana University Health, Inc. Obligated Group) Series 2021 0.70%, 12/01/2046	8,150	7,418,325
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2021-B 2.50%, 11/01/2030	495	433,907
Series 2022-A 4.25%, 11/01/2030	1,535	1,534,564
Indiana Finance Authority (University of Evansville) Series 2022 5.25%, 09/01/2037	5,000	5,060,123

		39,887,450

26 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Iowa – 1.4%
Iowa Finance Authority Series 2022-E 4.16% (SOFR + 0.80%), 01/01/2052(d)	$8,000	$7,883,841
Iowa Higher Education Loan Authority (Simpson College) Series 2020 5.25%, 11/01/2040	2,275	2,122,022
Iowa Tobacco Settlement Authority Series 2021-A 4.00%, 06/01/2034	500	512,139
4.00%, 06/01/2035	515	522,225
4.00%, 06/01/2037	1,000	991,369
4.00%, 06/01/2038	1,000	983,539
4.00%, 06/01/2040	500	481,797
5.00%, 06/01/2031	900	1,000,975
PEFA, Inc. (Goldman Sachs Group, Inc. (The)) Series 2019 5.00%, 09/01/2049	11,130	11,461,096

		25,959,003

Kansas – 0.3%
Kansas Development Finance Authority Series 2021 5.00%, 11/15/2054 (Pre-refunded/ETM)	720	809,112
Kansas Development Finance Authority (AdventHealth Obligated Group) Series 2021 5.00%, 11/15/2054	5,280	5,842,316

		6,651,428

Kentucky – 2.0%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026	180	186,238
5.00%, 02/01/2027	195	204,988
5.00%, 02/01/2030	125	136,614
5.00%, 02/01/2031	150	160,570
City of Henderson KY (Pratt Paper LLC) Series 2022 3.70%, 01/01/2032(a)	1,150	1,094,870
Kentucky Public Energy Authority (BP PLC) Series 2020-A 4.00%, 12/01/2050	7,260	7,277,663

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky Public Energy Authority (Morgan Stanley) Series 2018-C 7.46% (CPI + 1.05%), 12/01/2049(d)	$20,000	$20,418,680
Series 2019-C 4.00%, 02/01/2050	9,015	9,024,420

		38,504,043

Louisiana – 0.8%
City of New Orleans LA Series 2021-A 5.00%, 12/01/2030	1,910	2,195,925
5.00%, 12/01/2035	2,680	2,969,250
Jefferson Sales Tax District AGM Series 2017-B 5.00%, 12/01/2034	1,800	1,951,570
Louisiana Local Government Environmental Facilities & Community Development Auth (Louisiana Utilities Restoration Corp ELL System Restoration Revenue) Series 2023 5.081%, 06/01/2031	3,000	3,025,679
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	340	348,665
6.10%, 06/01/2038(a)	455	490,132
6.10%, 12/01/2040(a)	390	420,113
State of Louisiana Gasoline & Fuels Tax Revenue Series 2022-A 3.867% (SOFR + 0.50%), 05/01/2043(d)	4,920	4,806,875

		16,208,209

Maryland – 1.8%
County of Montgomery MD Series 2019-A 5.00%, 11/01/2026	5,925	6,414,079
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.00%, 06/30/2040	8,795	8,975,926
Maryland Health & Higher Educational Facilities Authority (Stevenson University, Inc.) Series 2021 4.00%, 06/01/2039	500	477,641

28 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Maryland Series 2017-B 5.00%, 08/01/2024	$5,790	$5,933,641
Series 2022-C 5.00%, 03/01/2026	11,500	12,226,059

		34,027,346

Massachusetts – 1.5%
Commonwealth of Massachusetts Series 2020-B 5.00%, 07/01/2024	7,380	7,550,649
AGC Series 2007-A 3.795% (LIBOR 3 Month + 0.57%), 05/01/2037(d)	3,275	3,192,670
Commonwealth of Massachusetts (Commonwealth of Massachusetts COVID-19 Recovery Assessment Revenue) Series 2022-B 4.11%, 07/15/2031	3,200	3,174,741
Massachusetts Bay Transportation Authority Sales Tax Revenue Series 2004-C 5.25%, 07/01/2023	3,520	3,531,825
Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust (The) SRF) Series 2006 8.10% (CPI + 0.99%), 08/01/2023(d)	2,275	2,294,738
Massachusetts Development Finance Agency (Broad Institute Inc. (The)) Series 2017 5.00%, 04/01/2028	1,655	1,815,041
Massachusetts Port Authority Series 2021-E 5.00%, 07/01/2037	2,250	2,455,460
5.00%, 07/01/2039	5,000	5,410,072

		29,425,196

Michigan – 1.3%
City of Detroit MI Series 2018 5.00%, 04/01/2035	750	772,461
5.00%, 04/01/2036	305	311,452

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006-D 4.068% (LIBOR 3 Month + 0.60%), 07/01/2032(d)	$2,605	$2,427,054
Michigan Finance Authority (City of Detroit MI) Series 2016-C 5.00%, 04/01/2026	1,000	1,055,791
5.00%, 04/01/2027	1,735	1,845,015
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014-D2 5.00%, 07/01/2024	10,545	10,725,708
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 5.00%, 11/15/2031	1,785	1,878,042
Michigan Finance Authority (Michigan Finance Authority Drinking Water Revolving Fund) Series 2021 5.00%, 10/01/2026	1,250	1,346,944
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-A 3.267%, 06/01/2039	1,000	901,850
Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) Series 2018 5.00%, 12/31/2028	3,075	3,233,156

		24,497,473

Minnesota – 0.4%
Minneapolis-St Paul Metropolitan Airports Commission Series 2022-B 4.00%, 01/01/2038	4,250	4,220,291
5.00%, 01/01/2039	2,105	2,259,274

30 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Minnesota Series 2022-B 5.00%, 08/01/2024	$2,000	$2,049,617

		8,529,182

Mississippi – 0.1%
Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 5.00%, 10/01/2033(a)	1,000	1,058,514
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016-A 5.00%, 09/01/2036	1,500	1,538,806

		2,597,320

Missouri – 0.7%
Health & Educational Facilities Authority of the State of Missouri (BJC Healthcare Obligated Group) Series 2021-B 4.00%, 05/01/2051	11,975	12,280,001
Howard Bend Levee District XLCA Series 2005 5.75%, 03/01/2025	135	136,969
5.75%, 03/01/2027	120	122,692
Lee's Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016-A 5.00%, 08/15/2036	1,675	1,478,053

		14,017,715

Montana – 0.2%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2031	1,925	2,028,204
5.00%, 02/15/2033	1,350	1,416,176

		3,444,380

Nebraska – 1.1%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	15,000	15,109,797

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Central Plains Energy Project (Royal Bank of Canada) Series 2019 4.00%, 12/01/2049	$6,115	$6,140,205

		21,250,002

Nevada – 2.2%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.50%, 06/15/2024(a)	160	156,472
Clark County School District Series 2021-A 4.00%, 06/15/2034	10,085	10,579,896
5.00%, 06/15/2027	3,500	3,812,362
Series 2021-B 5.00%, 06/15/2027	5,170	5,631,404
Las Vegas Valley Water District Series 2022-A 4.00%, 06/01/2036	5,000	5,287,565
4.00%, 06/01/2037	6,350	6,584,680
State of Nevada Department of Business & Industry (DesertXpress Enterprises LLC) Series 2023 3.70%, 01/01/2050(a)	3,800	3,794,096
Tahoe-Douglas Visitors Authority Series 2020 4.00%, 07/01/2027	1,200	1,194,380
5.00%, 07/01/2029	2,625	2,754,486
5.00%, 07/01/2032	2,035	2,137,211
5.00%, 07/01/2035	805	834,289

		42,766,841

New Hampshire – 0.0%
New Hampshire Business Finance Authority Series 2022-2 0.35%, 09/20/2036	8,500	201,702

New Jersey – 4.9%
Federal Home Loan Mortgage Corp. Enhanced Receipt Series 2019-B, Class 1 3.87%, 11/15/2035(a)	12,363	11,583,811
New Jersey Economic Development Authority Series 2014-P 5.00%, 06/15/2029 (Pre-refunded/ETM)	1,150	1,174,512

32 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Educational Facilities Authority (Ramapo College of New Jersey) AGM Series 2022-A 4.00%, 07/01/2039	$550	$551,278
4.00%, 07/01/2040	750	741,342
4.00%, 07/01/2041	835	819,177
5.00%, 07/01/2034	845	985,492
5.00%, 07/01/2035	400	462,233
5.00%, 07/01/2036	600	685,811
5.00%, 07/01/2037	600	677,364
5.00%, 07/01/2038	745	837,314
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2029	4,390	4,637,957
Series 2018-A 5.00%, 06/15/2028	4,170	4,406,421
5.00%, 06/15/2029	17,500	18,488,439
5.00%, 06/15/2030	1,500	1,584,357
5.00%, 06/15/2031	3,000	3,166,582
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2014-C 5.25%, 06/15/2032	2,960	3,057,770
Series 2020-A 5.00%, 06/15/2036	1,140	1,251,680
New Jersey Turnpike Authority Series 2014-A 5.00%, 01/01/2028	4,785	4,890,558
Series 2017-A 5.00%, 01/01/2033	7,300	7,850,127
Series 2021-B 0.897%, 01/01/2025	1,000	937,681
1.713%, 01/01/2029	1,350	1,165,355
State of New Jersey Series 2020 4.00%, 06/01/2023	10,000	10,003,833
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2030	4,750	5,167,159
Series 2018-B 5.00%, 06/01/2046	3,495	3,475,908

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Township of Jefferson NJ Series 2022 3.00%, 06/16/2023	$5,380	$5,374,975

		93,977,136

New Mexico – 0.1%
State of New Mexico Severance Tax Permanent Fund Series 2022-A 5.00%, 07/01/2031	1,000	1,182,133
Winrock Town Center Tax Increment Development District No. 1 Series 2022 4.00%, 05/01/2033(a)	1,035	913,082

		2,095,215

New York – 9.9%
City of New York NY Series 2020-A 5.00%, 08/01/2026	3,940	4,218,316
Series 2021 1.396%, 08/01/2027	3,120	2,769,046
Series 2021-A 4.00%, 08/01/2041	2,000	1,995,612
Series 2021-F 5.00%, 06/01/2044(f)	2,500	2,597,539
County of Nassau NY Series 2022-A 4.00%, 04/01/2042	2,205	2,160,008
Metropolitan Transportation Authority Series 2013-A 5.00%, 11/15/2026 (Pre-refunded/ETM)	2,300	2,301,333
Series 2013-E 5.00%, 11/15/2025 (Pre-refunded/ETM)	8,510	8,593,151
Series 2016-A 5.00%, 11/15/2024	1,130	1,152,117
Series 2016-B 5.00%, 11/15/2027	1,370	1,434,766
Series 2017-B 5.00%, 11/15/2023	1,110	1,116,985
5.00%, 11/15/2025	1,935	2,001,958
5.00%, 11/15/2026	555	581,980
Series 2017-C 5.00%, 11/15/2026	1,275	1,336,980
5.00%, 11/15/2027	1,745	1,852,381
5.00%, 11/15/2028	1,000	1,072,624
Series 2020-A 5.00%, 11/15/2045	5,120	5,579,225

34 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2020-E 4.00%, 11/15/2026	$1,000	$1,015,019
5.00%, 11/15/2028	4,000	4,292,953
Series 2021-D 3.553% (SOFR + 0.33%), 11/01/2035(d)	1,975	1,955,711
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2018 5.00%, 08/01/2023	6,810	6,839,728
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.375%, 11/15/2040(a)	200	200,068
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014-A 5.00%, 02/15/2028	6,565	6,660,241
Series 2021 2.202%, 03/15/2034	2,000	1,607,402
2.252%, 03/15/2032	2,000	1,675,264
Series 2021-A 4.00%, 03/15/2039	1,000	1,011,395
Series 2022-A 4.00%, 03/15/2039	2,000	2,025,236
4.00%, 03/15/2040	2,000	2,005,867
New York State Environmental Facilities Corp. (State of New York SRF) Series 2021 4.00%, 08/15/2038	800	812,219
New York State Thruway Authority (State of New York Pers Income Tax) Series 2021-A 5.00%, 03/15/2025	2,225	2,312,316
Series 2022-A 5.00%, 03/15/2030	21,850	25,272,053
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2022 5.00%, 09/15/2029	37,115	42,534,258
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2022 5.00%, 12/01/2038	1,700	1,796,227
5.00%, 12/01/2040	2,850	2,977,882

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2046	$345	$342,313
Port Authority of New York & New Jersey Series 2021-2 5.00%, 07/15/2028	1,025	1,111,519
Suffolk Tobacco Asset Securitization Corp. Series 2021 5.00%, 06/01/2028	2,265	2,431,238
5.00%, 06/01/2032	2,245	2,459,338
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021 5.00%, 05/15/2050	4,740	4,992,191
Series 2021-A 2.00%, 05/15/2045	2,945	2,706,086
2.591%, 05/15/2036	2,000	1,585,039
2.917%, 05/15/2040	1,000	763,052
Series 2022-A 5.00%, 08/15/2024	16,500	16,846,739
Series 2022-E 4.266% (SOFR + 1.05%), 04/01/2026(d)	6,000	6,036,724
Trust for Cultural Resources of The City of New York (The) Series 2014 5.00%, 08/01/2043 (Pre-refunded/ETM)	5,000	5,022,451

		190,054,550

North Carolina – 0.4%
Fayetteville State University Series 2023 5.00%, 04/01/2032(a)	655	720,364
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 03/01/2026	6,710	6,958,215

		7,678,579

North Dakota – 0.0%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 6.625%, 12/15/2031(a)(b)(c)	425	233,750
7.00%, 12/15/2043(a)(b)(c)	440	242,000

		475,750

36 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio – 2.3%
American Municipal Power, Inc. (American Municipal Power Combined Hydroelectric Revenue) Series 2016-A 5.00%, 02/15/2036	$5,000	$5,192,640
American Municipal Power, Inc. (American Municipal Power Prairie State Energy Campus Revenue) Series 2019 5.00%, 02/15/2035	1,425	1,590,225
Buckeye Tobacco Settlement Financing Authority Series 2020-A 4.00%, 06/01/2039	1,000	976,768
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2037	3,385	3,508,980
City of Cleveland OH Airport System Revenue AGM Series 2016-B 5.00%, 01/01/2024	1,075	1,087,880
City of Cleveland OH Income Tax Revenue Series 2017-B1 5.00%, 10/01/2027	2,500	2,751,637
5.00%, 10/01/2029	3,085	3,429,683
5.00%, 10/01/2030	2,000	2,223,522
Series 2017-B2 5.00%, 10/01/2029	1,485	1,647,296
City of Columbus OH Series 2013-A 5.00%, 08/15/2023	1,390	1,397,225
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2037	5,600	5,718,371
County of Washington OH (Marietta Area Health Care, Inc. Obligated Group) Series 2022 6.375%, 12/01/2037	2,000	2,032,998
Northeast Ohio Regional Sewer District Series 2013 5.00%, 11/15/2043 (Pre-refunded/ETM)	6,000	6,003,700

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio Higher Educational Facility Commission (University of Dayton) Series 2022 5.00%, 02/01/2038	$1,250	$1,354,540
5.00%, 02/01/2039	3,860	4,154,009

		43,069,474

Oklahoma – 0.2%
Oklahoma Development Finance Authority Series 2022 4.38%, 11/01/2045	2,500	2,406,691
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2022-A 5.50%, 08/15/2037	2,000	1,924,711

		4,331,402

Oregon – 1.4%
Deschutes County Hospital Facilities Authority (St. Charles Health System Obligated Group) Series 2016-A 4.00%, 01/01/2033	1,000	1,014,623
Lane County School District No 4J Eugene Series 2022 5.00%, 06/15/2024	8,780	8,967,392
Oregon Health & Science University (Oregon Health & Science University Obligated Group) Series 2021-B 5.00%, 07/01/2046	4,750	5,347,403
Port of Portland OR Airport Revenue Series 2022-2 4.00%, 07/01/2038	5,000	4,964,187
4.00%, 07/01/2040	3,500	3,410,674
Tri-County Metropolitan Transportation District of Oregon Series 2018-A 5.00%, 10/01/2029	1,910	2,104,844

		25,809,123

Other – 0.2%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates (FHLMC Multifamily VRD Certificates) 2.65%, 06/15/2036(a)	3,730	3,131,363

38 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 5.1%
Allegheny County Airport Authority Series 2021-A 4.00%, 01/01/2041	$5,255	$5,049,791
Berks County Municipal Authority (The) (Tower Health Obligated Group) Series 2012-A 4.50%, 11/01/2041	1,000	596,997
Series 2020-B 5.00%, 02/01/2040	2,000	1,359,795
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 5.00%, 07/01/2032	1,000	981,891
5.00%, 07/01/2033	1,150	1,124,429
5.00%, 07/01/2034	1,300	1,265,370
5.00%, 07/01/2035	1,050	1,016,338
Chester County Industrial Development Authority (Collegium Charter School) Series 2022 5.00%, 10/15/2032(a)	1,000	982,990
City of Philadelphia PA Series 2017 5.00%, 08/01/2028	12,990	14,114,869
City of Philadelphia PA Airport Revenue Series 2021 5.00%, 07/01/2028	3,035	3,268,107
City of Philadelphia PA Water & Wastewater Revenue Series 2017-A 5.00%, 10/01/2032	1,000	1,095,730
5.00%, 10/01/2033	1,135	1,239,559
Commonwealth of Pennsylvania Series 2017 5.00%, 01/01/2024	3,600	3,642,656
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) AGM Series 2022 4.00%, 07/01/2040	10,000	9,614,542

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Lancaster County Hospital Authority/PA (St. Anne's Retirement Community Obligated Group) Series 2022 3.50%, 03/01/2025	$955	$921,634
5.00%, 03/01/2033	1,600	1,471,166
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2034	1,500	1,601,852
Series 2022 4.00%, 05/01/2036	1,100	1,100,282
4.00%, 05/01/2037	1,500	1,487,087
4.00%, 05/01/2038	1,375	1,351,638
4.00%, 05/01/2039	1,500	1,468,667
4.00%, 05/01/2040	2,000	1,937,570
4.00%, 05/01/2041	3,000	2,881,519
4.00%, 05/01/2042	2,125	2,021,137
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.125%, 07/01/2025	1,300	1,261,036
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 06/30/2042	1,000	1,004,524
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2022-C 4.56% (MUNIPSA + 0.70%), 11/15/2047(d)	5,000	4,907,899
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group (The)) Series 2022 4.00%, 08/15/2042	2,000	1,983,511
Pennsylvania Turnpike Commission Series 2017 5.00%, 12/01/2028	1,750	1,917,480
5.00%, 12/01/2029	1,255	1,373,769
Series 2017-B 5.00%, 06/01/2034	5,830	6,270,165

40 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 06/01/2036	$1,750	$1,846,440
Series 2019 5.00%, 12/01/2023	4,250	4,291,617
Series 2021-A 3.00%, 12/01/2042	1,245	959,031
Series 2021-B 4.00%, 12/01/2039	2,000	2,017,269
Series 2022-A 5.00%, 12/01/2036	1,000	1,140,436
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2040	1,000	1,012,661
School District of Philadelphia (The) Series 2016-F 5.00%, 09/01/2034	5,000	5,214,306

		96,795,760

Puerto Rico – 0.5%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	261	247,234
Zero Coupon, 07/01/2033	4,179	2,438,319
4.00%, 07/01/2033	3	2,653
4.00%, 07/01/2035	3	2,332
4.00%, 07/01/2037	2	1,955
4.00%, 07/01/2041	3	2,554
4.00%, 07/01/2046	3	2,564
5.25%, 07/01/2023	752	752,604
5.625%, 07/01/2029	788	833,034
5.75%, 07/01/2031	228	244,123
Commonwealth of Puerto Rico (Commonwealth of Puerto Rico) Series 2022-C 0.00%, 11/01/2043	19	8,983
HTA HRRB Custodial Trust Series 2022 5.25%, 07/01/2036	100	100,503
HTA TRRB Custodial Trust Series 2022 5.25%, 07/01/2034	1,010	1,003,190
5.25%, 07/01/2036	1,095	1,100,505
5.25%, 07/01/2041	790	794,920
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	970	981,480

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 41

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico Highway & Transportation Authority Series 2022-B Zero Coupon, 07/01/2032	$1,260	$790,650
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	790	750,419

		10,058,022

Rhode Island – 0.2%
Rhode Island Health and Educational Building Corp. (City of Newport RI) Series 2022-C 4.00%, 05/15/2040	3,435	3,502,919

South Carolina – 0.8%
Columbia Housing Authority/SC Series 2022 4.80%, 11/01/2024	525	511,865
5.26%, 11/01/2032	100	96,807
5.41%, 11/01/2039	1,315	1,255,633
6.28%, 11/01/2039	100	95,748
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.25%, 06/01/2040(a)	1,000	785,538
South Carolina Public Service Authority Series 2016-A 5.00%, 12/01/2034	1,000	1,036,981
5.00%, 12/01/2036	1,535	1,577,250
Series 2016-B 5.00%, 12/01/2037	5,040	5,183,765
Series 2016-C 5.00%, 12/01/2035	930	964,351
Series 2020-A 4.00%, 12/01/2042	2,260	2,155,905
Series 2021-B 4.00%, 12/01/2039	1,975	1,939,601

		15,603,444

Tennessee – 1.5%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.00%, 12/01/2035(a)	1,410	1,325,146

42 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016-B Zero Coupon, 12/01/2024(a)	$1,405	$1,291,937
Zero Coupon, 12/01/2031(a)	1,000	617,902
City of Pigeon Forge TN Series 2021-B 5.00%, 06/01/2024	4,545	4,637,140
Knox County Industrial Development Board (Tompaul Knoxville LLC) Series 2022 8.75%, 11/01/2032(a)	1,000	1,002,144
9.25%, 11/01/2042(a)	1,000	1,002,062
Metropolitan Government of Nashville & Davidson County TN Series 2021-A 5.00%, 07/01/2023	6,220	6,237,146
Metropolitan Nashville Airport Authority (The) Series 2022-B 5.50%, 07/01/2038	1,300	1,462,816
5.50%, 07/01/2042	1,485	1,638,617
State of Tennessee Series 2015-A 5.00%, 08/01/2034 (Pre-refunded/ETM)	2,750	2,885,400
Tennergy Corp/TN (Goldman Sachs Group, Inc. (The)) Series 2022-A 5.50%, 10/01/2053	5,000	5,296,191
Wilson County Health & Educational Facilities Board Series 2021 4.00%, 12/01/2039	1,000	761,144
4.25%, 12/01/2024	1,000	947,678

		29,105,323

Texas – 5.2%
Board of Regents of the University of Texas System Series 2016-E 5.00%, 08/15/2023	2,000	2,010,511
Central Texas Regional Mobility Authority Series 2021-B 5.00%, 01/01/2030	1,800	2,001,624
5.00%, 01/01/2034	1,575	1,760,472
5.00%, 01/01/2035	1,350	1,499,689
5.00%, 01/01/2037	1,675	1,827,240
5.00%, 01/01/2039	1,000	1,075,620
City of Houston TX Series 2021-A 5.00%, 03/01/2026	2,500	2,651,519

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 43

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 03/01/2027	$4,180	$4,539,142
City of Houston TX Airport System Revenue Series 2020-A 4.00%, 07/01/2037	3,000	2,998,762
Series 2021-A 4.00%, 07/01/2035	1,100	1,112,855
4.00%, 07/01/2037	1,085	1,084,552
4.00%, 07/01/2039	2,500	2,461,729
4.00%, 07/01/2040	5,175	5,042,925
5.00%, 07/01/2032	1,000	1,114,653
5.00%, 07/01/2033	3,000	3,338,494
City of Houston TX Combined Utility System Revenue Series 2014-C 5.00%, 05/15/2024	1,100	1,121,830
Series 2019-B 4.00%, 11/15/2039	1,015	1,019,585
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2038	1,750	1,940,047
5.00%, 02/01/2039	2,000	2,200,451
5.00%, 02/01/2040	2,470	2,694,873
Conroe Local Government Corp. (Conroe Local Government Corp. Conroe Convention Center Hotel) Series 2021 4.00%, 10/01/2041	905	895,876
Dallas Area Rapid Transit (Dallas Area Rapid Transit Sales Tax) Series 2020-B 5.00%, 12/01/2023	4,000	4,039,400
Fort Worth Independent School District Series 2021-A 5.00%, 02/15/2026	2,900	3,074,237
5.00%, 02/15/2027	2,350	2,549,234
Harris County Cultural Education Facilities Finance Corp. (Texas Children's Hospital Obligated Group) Series 2021 4.00%, 10/01/2041	2,000	1,979,910
Hidalgo County Regional Mobility Authority Series 2022-A 4.00%, 12/01/2040	1,000	899,888
4.00%, 12/01/2041	750	670,792
5.00%, 12/01/2033	750	789,449

44 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2022-B 4.00%, 12/01/2041	$1,000	$850,724
Lewisville Independent School District Series 2020 5.00%, 08/15/2023	2,430	2,441,231
5.00%, 08/15/2024	2,295	2,348,186
Lower Colorado River Authority (LCRA Transmission Services Corp.) Series 2021 5.00%, 05/15/2029	800	907,761
Mesquite Independent School District Series 2015-A 4.00%, 08/15/2035 (Pre-refunded/ETM)	1,530	1,569,839
4.00%, 08/15/2036 (Pre-refunded/ETM)	1,590	1,631,402
4.00%, 08/15/2037 (Pre-refunded/ETM)	1,655	1,698,094
New Hope Cultural Education Facilities Finance Corp. Series 2023 8.50%, 09/01/2027(a)	1,500	1,495,435
New Hope Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc. Obligated Group) Series 2021 2.00%, 11/15/2061(f)	917	394,760
7.50%, 11/15/2036	225	187,214
7.50%, 11/15/2037	35	27,517
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2022 4.00%, 01/01/2042	1,825	1,338,849
Newark Higher Education Finance Corp. (TLC Academy) Series 2021-A 4.00%, 08/15/2041	1,690	1,417,115
North Texas Tollway Authority Series 2017-A 5.00%, 01/01/2038	335	335,192
North Texas Tollway Authority (North Texas Tollway System) Series 2021-B 4.00%, 01/01/2032	1,080	1,148,044
Permanent University Fund – University of Texas System Series 2014 5.00%, 07/01/2041 (Pre-refunded/ETM)	4,000	4,011,092

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 45

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Port Authority of Houston of Harris County Texas Series 2021 5.00%, 10/01/2027	$1,065	$1,170,796
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 3.625%, 01/01/2035(a)	240	191,268
Series 2021 2.00%, 01/01/2027(a)	550	485,210
Spring Independent School District Series 2021 5.00%, 08/15/2027	1,430	1,568,140
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health Obligated Group) Series 2018-A 5.00%, 07/01/2030	2,465	2,711,342
5.00%, 07/01/2031	10,940	12,013,176
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015-A 5.00%, 11/15/2025(b)(c)	1,105	442,000

		98,779,746

Utah – 0.4%
City of Salt Lake City UT Airport Revenue Series 2021-A 4.00%, 07/01/2038	4,635	4,529,891
4.00%, 07/01/2040	2,915	2,823,267
Military Installation Development Authority Series 2021-A 4.00%, 06/01/2041	1,000	803,811

		8,156,969

Virginia – 1.0%
Align Affordable Housing Bond Fund LP (Park Landing LP) Series 2022-2 5.66%, 08/01/2052	1,499	1,435,189
Halifax County Industrial Development Authority (Virginia Electric and Power Co.) Series 2022 1.65%, 12/01/2041	5,000	4,848,429

46 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Hampton Roads Transportation Accountability Commission Series 2021-A 5.00%, 07/01/2026 (Pre-refunded/ETM)	$2,685	$2,871,639
Virginia Public Building Authority (Virginia Public Building Authority State Lease) Series 2020-B 5.00%, 08/01/2023	5,000	5,021,328
Virginia Small Business Financing Authority (Pure Salmon Virginia, LLC) Series 2022 3.50%, 11/01/2052	4,000	3,988,390

		18,164,975

Washington – 4.5%
City of Seattle WA Water System Revenue Series 2017 5.00%, 08/01/2023	4,020	4,037,950
Energy Northwest (Bonneville Power Administration) Series 2016 5.00%, 07/01/2025	19,925	20,856,922
Series 2021-A 4.00%, 07/01/2042	1,000	998,987
Port of Seattle WA Series 2013 5.00%, 07/01/2024	4,820	4,829,874
Series 2019 5.00%, 04/01/2033	2,000	2,176,321
5.00%, 04/01/2034	1,000	1,085,358
Series 2021 4.00%, 08/01/2040	2,000	1,923,339
4.00%, 08/01/2041	11,380	10,855,088
5.00%, 08/01/2023	1,165	1,167,881
Series 2022 5.00%, 08/01/2024	2,000	2,032,380
Spokane County School District No. 81 Spokane Series 2012 3.00%, 12/01/2031	5,000	4,935,585
State of Washington Series 2015-R 5.00%, 07/01/2026	13,325	13,775,749
University of Washington Series 2022-B 2.787%, 07/01/2033	2,500	2,185,532

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 47

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington Economic Development Finance Authority (Mura Cascade ELP LLC) Series 2022 3.90%, 12/01/2042(a)	$12,400	$12,363,606
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) Series 2021 4.00%, 07/01/2031	1,600	1,544,970
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016 5.00%, 01/01/2036(a)	2,125	1,757,607

		86,527,149

West Virginia – 0.2%
City of South Charleston WV (City of South Charleston WV South Charleston Park Place Excise Tax District) Series 2022 4.25%, 06/01/2042(a)	1,185	939,562
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	2,600	2,353,123
West Virginia Economic Development Authority (Arch Resources, Inc.) Series 2021 4.125%, 07/01/2045	265	260,817

		3,553,502

Wisconsin – 2.8%
St. Croix Chippewa Indians of Wisconsin Series 2021 5.00%, 09/30/2041(a)	1,000	755,057
State of Wisconsin Series 2015-A 5.00%, 05/01/2029 (Pre-refunded/ETM)	9,570	9,570,000
Series 2021-2 5.00%, 05/01/2026	5,850	6,251,709
UMA Education, Inc. Series 2019 5.00%, 10/01/2023(a)	150	150,189

48 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 10/01/2025(a)	$555	$556,100
5.00%, 10/01/2026(a)	590	591,258
5.00%, 10/01/2027(a)	610	610,691
5.00%, 10/01/2028(a)	335	334,985
5.00%, 10/01/2029(a)	155	154,741
Wisconsin Department of Transportation Series 2013-1 5.00%, 07/01/2023	5,500	5,516,075
5.00%, 07/01/2024 (Pre-refunded/ETM)	6,500	6,518,251
Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group) Series 2023 5.00%, 08/15/2054	2,000	2,115,140
Wisconsin Housing & Economic Development Authority (Roers Sun Prairie Apartments Owner LLC) Series 2022 4.625%, 03/15/2040(a)	280	242,322
Series 2022-A 3.875%, 12/01/2039(a)	1,285	1,104,389
Wisconsin Public Finance Authority Series 2022 4.00%, 04/01/2032(a)	860	817,144
4.00%, 04/01/2032 (Pre-refunded/ETM)(a)	15	15,992
5.00%, 02/01/2042	2,000	2,027,910
5.50%, 02/01/2042(a)	3,100	3,056,332
Wisconsin Public Finance Authority (Appalachian Regional Healthcare System Obligated Group) Series 2021 5.00%, 07/01/2035	300	322,872
5.00%, 07/01/2036	350	372,711
5.00%, 07/01/2038	375	392,379
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(a)	5,000	4,555,612
Wisconsin Public Finance Authority (National Senior Communities, Inc. Obligated Group) Series 2022 4.00%, 01/01/2042	1,375	1,236,904

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 49

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Queens University of Charlotte) Series 2022 5.25%, 03/01/2042	$3,000	$3,048,153
Wisconsin Public Finance Authority (Renown Regional Medical Center) Series 2020 4.00%, 06/01/2035	1,220	1,209,719
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021-B 2.25%, 06/01/2027(a)	1,500	1,388,164

		52,914,799

Total Long-Term Municipal Bonds (cost $1,806,786,177)		1,725,169,246

Short-Term Municipal Notes – 1.8%
Massachusetts – 0.9%
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue Series 2022-A 3.91%, 01/01/2037(g)	17,925	17,925,000

New York – 0.4%
Build NYC Resource Corp. (Asia Society (The)) Series 2015 3.88%, 04/01/2045(g)	4,565	4,565,000
City of New York NY Series 2016 3.93%, 08/01/2044(g)	3,650	3,650,000

		8,215,000

Ohio – 0.1%
Columbus Regional Airport Authority Series 2006 3.85%, 12/01/2036(g)	840	840,000

Oregon – 0.2%
Oregon State Facilities Authority (PeaceHealth Obligated Group) Series 2018-A 2.75%, 08/01/2034(g)	2,800	2,800,000

50 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas – 0.2%
Harris County Cultural Education Facilities Finance Corp. Series B-2 3.00%, 05/02/2023	$4,100	$4,099,403

Total Short-Term Municipal Notes (cost $33,880,000)		33,879,403

Total Municipal Obligations (cost $1,840,666,177)		1,759,048,649

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.4%
Agency CMBS – 0.6%
California Housing Finance Agency Series 2021-1, Class A 3.50%, 11/20/2035	969	917,815
Series 2021-2, Class A 3.75%, 03/25/2035	4,898	4,829,710
Series 2021-2, Class X 0.844%, 03/25/2035(h)	2,452	129,635
Series 2021-3, Class A 3.25%, 08/20/2036	1,957	1,785,944
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2021-ML10, Class ACA 2.046%, 06/25/2038	980	772,879
Series 2021-ML12, Class AUS 2.34%, 07/25/2041(a)	2,469	1,959,223
Series 2022-ML13, Class XCA 0.959%, 07/25/2036(h)	1,188	69,797
Series 2022-ML13, Class XUS 1.003%, 09/25/2036(h)	2,086	148,687
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	972	912,442
Series 2021-1, Class X 0.726%, 12/20/2035(h)	973	47,385

		11,573,517

Non-Agency Fixed Rate CMBS – 0.8%
National Finance Authority Series 2022-2, Class X 0.696%, 10/01/2036(h)	4,965	251,516

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 51

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hampshire Business Finance Authority Series 2020-1, Class A 4.125%, 01/20/2034	$1,481	$1,450,367
Series 2022-1, Class A 4.375%, 09/20/2036	9,896	9,746,067
Series 2022-2, Class A 4.00%, 10/20/2036	4,965	4,722,171

		16,170,121

Total Commercial Mortgage-Backed Securities (cost $29,862,166)		27,743,638

CORPORATES - INVESTMENT GRADE – 0.8%
Industrial – 0.8%
Capital Goods – 0.2%
Caterpillar Financial Services Corp. 5.071% (SOFR + 0.27%), 09/13/2024(d)	2,500	2,482,100
John Deere Capital Corp. 4.957% (SOFR + 0.12%), 07/10/2023(d)	1,435	1,432,891

		3,914,991

Consumer Non-Cyclical – 0.6%
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025	1,000	903,690
1.777%, 11/15/2030	1,000	818,310
Hackensack Meridian Health, Inc. Series 2020 2.675%, 09/01/2041	1,790	1,293,597
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	2,300	1,730,451
Sutter Health Series 20A 3.161%, 08/15/2040	1,000	767,620
UPMC Series D-1 3.60%, 04/03/2025	5,600	5,467,168

		10,980,836

Total Corporates – Investment Grade (cost $16,859,947)		14,895,827

52 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 0.3%
Financial Institutions – 0.0%
Banking – 0.0%
UMB Financial Corp. 10.00%, 01/01/2049(i)(j)	$145	$145,250
10.00%, 01/01/2049(i)(j)	104	103,823

		249,073

Industrial – 0.3%
Communications - Media – 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(a)	1,933	1,479,886
DISH DBS Corp. 5.25%, 12/01/2026(a)	959	731,966
5.75%, 12/01/2028(a)	996	709,919

		2,921,771

Consumer Non-Cyclical – 0.1%
Medline Borrower LP 3.875%, 04/01/2029(a)	2,000	1,749,580

		4,671,351

Total Corporates – Non-Investment Grade (cost $6,135,739)		4,920,424

GOVERNMENTS - TREASURIES – 0.2%
United States – 0.2%
U.S. Treasury Notes 2.625%, 02/15/2029(k) (cost $4,999,344)	5,000	4,754,687

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
Risk Share Floating Rate – 0.0%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 9.27% (LIBOR 1 Month + 4.25%), 11/25/2023(d)	101	102,933
Series 2014-DN3, Class M3 9.02% (LIBOR 1 Month + 4.00%), 08/25/2024(d)	31	31,861
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 7.92% (LIBOR 1 Month + 2.90%), 07/25/2024(d)	43	43,553

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 53

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2015-C02, Class 1M2 9.02% (LIBOR 1 Month + 4.00%), 05/25/2025(d)	$50	$51,843

Total Collateralized Mortgage Obligations (cost $223,586)		230,190

	Shares
SHORT-TERM INVESTMENTS – 2.9%
Investment Companies – 2.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.74%(l)(m)(n) (cost $54,637,775)	54,637,775	54,637,775

Total Investments – 97.6% (cost $1,953,384,734)		1,866,231,190
Other assets less liabilities – 2.4%		45,553,447

Net Assets – 100.0%		$1,911,784,637

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 40, 5 Year Index, 06/20/2028*	5.00%	Quarterly	4.65%	USD	10,200	$(200,960)	$(22,064)	$(178,896)

*	Termination date

54 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	15,000	04/29/2024	2.765%	CPI#	Maturity	$1,229,189	$	– 0	–	$1,229,189
USD	30,000	08/06/2024	2.815%	CPI#	Maturity	1,934,157		– 0	–	1,934,157
USD	20,000	11/02/2024	3.310%	CPI#	Maturity	760,891		– 0	–	760,891
USD	25,000	11/19/2024	3.695%	CPI#	Maturity	647,977		– 0	–	647,977
USD	40,000	11/24/2024	3.469%	CPI#	Maturity	1,307,203		– 0	–	1,307,203
USD	5,345	01/15/2025	2.565%	CPI#	Maturity	483,697		– 0	–	483,697
USD	2,673	01/15/2025	2.585%	CPI#	Maturity	239,746		– 0	–	239,746
USD	2,672	01/15/2025	2.613%	CPI#	Maturity	236,703		– 0	–	236,703
USD	148,000	01/15/2026	3.508%	CPI#	Maturity	6,081,569		– 0	–	6,081,569
USD	135,000	01/15/2026	3.580%	CPI#	Maturity	5,038,828		– 0	–	5,038,828
USD	30,000	08/06/2026	2.689%	CPI#	Maturity	1,888,835		– 0	–	1,888,835
USD	25,000	10/04/2026	2.725%	CPI#	Maturity	1,266,283		– 0	–	1,266,283
USD	15,000	11/24/2026	3.176%	CPI#	Maturity	408,171		– 0	–	408,171
USD	74,000	01/15/2028	3.232%	CPI#	Maturity	3,016,339		– 0	–	3,016,339
USD	19,310	01/15/2028	1.230%	CPI#	Maturity	3,459,291		– 0	–	3,459,291
USD	14,770	01/15/2028	0.735%	CPI#	Maturity	3,181,201		– 0	–	3,181,201
USD	25,000	10/04/2028	2.661%	CPI#	Maturity	1,292,981		– 0	–	1,292,981
USD	12,000	08/29/2029	1.748%	CPI#	Maturity	1,863,443		– 0	–	1,863,443
USD	4,825	01/15/2030	1.572%	CPI#	Maturity	826,380		– 0	–	826,380
USD	4,825	01/15/2030	1.587%	CPI#	Maturity	819,657		– 0	–	819,657
USD	1,670	01/15/2030	1.714%	CPI#	Maturity	263,870		– 0	–	263,870
USD	1,670	01/15/2030	1.731%	CPI#	Maturity	261,200		– 0	–	261,200
USD	7,850	01/15/2031	2.782%	CPI#	Maturity	511,699		– 0	–	511,699
USD	6,150	01/15/2031	2.680%	CPI#	Maturity	463,470		– 0	–	463,470
USD	15,000	12/02/2035	2.074%	CPI#	Maturity	2,191,075		– 0	–	2,191,075
USD	25,000	04/01/2036	2.438%	CPI#	Maturity	2,293,263		– 0	–	2,293,263
USD	32,000	04/29/2036	2.503%	CPI#	Maturity	2,584,981		– 0	–	2,584,981
USD	10,000	05/01/2036	2.510%	CPI#	Maturity	795,966		– 0	–	795,966
USD	10,000	08/03/2036	2.488%	CPI#	Maturity	689,943		– 0	–	689,943
USD	20,000	08/06/2036	2.440%	CPI#	Maturity	1,495,612		– 0	–	1,495,612
USD	40,000	10/04/2036	2.510%	CPI#	Maturity	2,189,873		– 0	–	2,189,873

						$49,723,493	$	– 0	–	$49,723,493

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 55

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	80,600	01/15/2027	1 Day SOFR	3.744%	Annual	$492,155	$	– 0	–	$492,155
USD	5,700	01/15/2027	1 Day SOFR	3.746%	Annual	35,119		– 0	–	35,119
USD	30,000	04/20/2028	1 Day SOFR	3.394%	Annual	69,681		– 0	–	69,681
USD	70,000	04/15/2032	1.254%	1 Day SOFR	Annual	10,551,226		– 0	–	10,551,226
USD	55,000	04/15/2032	2.677%	1 Day SOFR	Annual	2,210,964		– 0	–	2,210,964
USD	37,000	04/15/2032	2.316%	1 Day SOFR	Annual	2,523,817		– 0	–	2,523,817
USD	20,000	04/15/2032	1.658%	1 Day SOFR	Annual	2,387,573		– 0	–	2,387,573
USD	20,000	04/15/2032	1.862%	1 Day SOFR	Annual	2,073,810		– 0	–	2,073,810

						$20,344,345	$	– 0	–	$20,344,345

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	39	$(8,149)	$(3,635)	$(4,514)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	342	(70,632)	(40,647)	(29,985)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	23	(4,725)	(2,637)	(2,088)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	22	(4,489)	(2,021)	(2,468)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	270	(55,632)	(25,075)	(30,557)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	405	(83,625)	(36,724)	(46,901)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	696	(143,627)	(79,626)	(64,001)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	132	(27,285)	(15,636)	(11,649)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	351	(72,522)	(30,913)	(41,609)

						$(470,686)	$(236,914)	$(233,772)

*	Termination date

56 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
Bank of America, NA	USD	86,000	01/15/2027	3.600%	CPI#	Maturity	$2,140,214	$	– 0	–	$2,140,214
Bank of America, NA	USD	25,000	02/02/2032	2.403%	CPI#	Maturity	2,225,334		– 0	–	2,225,334
Barclays Bank PLC	USD	25,000	08/07/2024	2.573%	CPI#	Maturity	460,247		– 0	–	460,247
Barclays Bank PLC	USD	19,000	05/05/2025	2.125%	CPI#	Maturity	1,906,247		– 0	–	1,906,247
Barclays Bank PLC	USD	20,000	06/06/2032	2.145%	CPI#	Maturity	2,590,347		– 0	–	2,590,347
Barclays Bank PLC	USD	14,000	09/01/2032	2.128%	CPI#	Maturity	1,894,068		– 0	–	1,894,068
Barclays Bank PLC	USD	22,000	08/29/2033	2.368%	CPI#	Maturity	2,010,976		– 0	–	2,010,976
Citibank, NA	USD	47,000	05/24/2023	2.533%	CPI#	Maturity	576,766		– 0	–	576,766
Citibank, NA	USD	30,000	10/29/2023	2.524%	CPI#	Maturity	933,147		– 0	–	933,147
Citibank, NA	USD	30,000	09/19/2024	2.070%	CPI#	Maturity	3,399,939		– 0	–	3,399,939
Citibank, NA	USD	25,000	07/03/2025	2.351%	CPI#	Maturity	2,118,730		– 0	–	2,118,730
Citibank, NA	USD	12,000	11/05/2033	2.273%	CPI#	Maturity	1,289,562		– 0	–	1,289,562
Citibank, NA	USD	35,000	02/15/2041	2.888%	CPI#	Maturity	(1,309,949)		– 0	–	(1,309,949)
Citibank, NA	USD	13,000	02/15/2041	2.744%	CPI#	Maturity	(152,931)		– 0	–	(152,931)
Deutsche Bank AG	USD	25,000	09/02/2025	1.880%	CPI#	Maturity	3,060,364		– 0	–	3,060,364
Goldman Sachs International	USD	400,000	04/15/2024	5.207%	CPI#	Maturity	3,561,528		– 0	–	3,561,528
Goldman Sachs International	USD	57,000	04/15/2024	4.308%	CPI#	Maturity	2,118,919		– 0	–	2,118,919
Goldman Sachs International	USD	39,000	01/15/2027	3.534%	CPI#	Maturity	1,133,561		– 0	–	1,133,561
Goldman Sachs International	USD	18,000	04/15/2032	2.994%	CPI#	Maturity	611,474		– 0	–	611,474
Goldman Sachs International	USD	20,000	02/15/2041	2.890%	CPI#	Maturity	(757,599)		– 0	–	(757,599)
Goldman Sachs International	USD	15,000	02/15/2041	2.815%	CPI#	Maturity	(364,371)		– 0	–	(364,371)
Goldman Sachs International	USD	14,000	02/15/2041	2.380%	CPI#	Maturity	707,132		– 0	–	707,132
Goldman Sachs International	USD	7,000	02/15/2041	2.413%	CPI#	Maturity	315,768		– 0	–	315,768
JPMorgan Chase Bank, NA	USD	1,400	06/30/2026	2.890%	CPI#	Maturity	(104,719)		– 0	–	(104,719)
JPMorgan Chase Bank, NA	USD	3,300	07/21/2026	2.935%	CPI#	Maturity	(282,161)		– 0	–	(282,161)
JPMorgan Chase Bank, NA	USD	2,400	10/03/2026	2.485%	CPI#	Maturity	13,222		– 0	–	13,222
JPMorgan Chase Bank, NA	USD	5,400	11/14/2026	2.488%	CPI#	Maturity	22,329		– 0	–	22,329

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 57

PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, NA	USD	4,850	12/23/2026	2.484%	CPI#	Maturity	$36,426	$	– 0	–	$36,426
JPMorgan Chase Bank, NA	USD	13,000	03/01/2027	2.279%	CPI#	Maturity	1,240,234		– 0	–	1,240,234
JPMorgan Chase Bank, NA	USD	10,000	07/03/2028	2.356%	CPI#	Maturity	895,852		– 0	–	895,852
JPMorgan Chase Bank, NA	USD	25,000	11/05/2028	2.234%	CPI#	Maturity	2,578,265		– 0	–	2,578,265
JPMorgan Chase Bank, NA	USD	18,000	04/17/2030	2.378%	CPI#	Maturity	1,595,668		– 0	–	1,595,668
JPMorgan Chase Bank, NA	USD	29,000	04/15/2032	2.944%	CPI#	Maturity	1,146,217		– 0	–	1,146,217
JPMorgan Chase Bank, NA	USD	24,000	11/17/2032	2.183%	CPI#	Maturity	2,996,699		– 0	–	2,996,699
Morgan Stanley Capital Services LLC	USD	5,000	08/15/2026	2.885%	CPI#	Maturity	(371,352)		– 0	–	(371,352)

							$40,236,153	$	– 0	–	$40,236,153

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
Citibank, NA	USD	11,075	10/09/2029	1.125%	SIFMA*	Quarterly	$1,041,558	$	– 0	–	$1,041,558

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2023, the aggregate market value of these securities amounted to $120,684,239 or 6.3% of net assets.

(b)	Non-income producing security.

(c)	Defaulted.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2023.

(e)	When-Issued or delayed delivery security.

(f)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2023.

(g)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

58 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(h)	IO – Interest Only.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(j)	Fair valued by the Adviser.

(k)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(l)	Affiliated investments.

(m)	The rate shown represents the 7-day yield as of period end.

(n)	To obtain a copy of the fund's shareholder report, please go to the Securities and Exchange Commission's website at www.sec.gov, or call AB at (800) 227-4618.

As of April 30, 2023, the Fund's percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.3% and 0.0%, respectively.

Glossary:

ACA – ACA Financial Guaranty Corporation

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

FHLMC – Federal Home Loan Mortgage Corporation

LIBOR – London Interbank Offered Rate

MUNIPSA – SIFMA Municipal Swap Index

NATL – National Interstate Corporation

SOFR – Secured Overnight Financing Rate

SRF – State Revolving Fund

UPMC – University of Pittsburgh Medical Center

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 59

STATEMENT OF ASSETS & LIABILITIES

April 30, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,898,746,959)	$1,811,593,415
Affiliated issuers (cost $54,637,775)	54,637,775
Cash collateral due from broker	32,793,304
Unrealized appreciation on inflation swaps	43,579,235
Interest receivable	23,855,309
Receivable for capital stock sold	3,160,984
Unrealized appreciation on interest rate swaps	1,041,558
Affiliated dividends receivable	67,530
Receivable for investment securities sold	65,262

Total assets	1,970,794,372

Liabilities
Due to custodian	44,618
Cash collateral due to broker	34,834,394
Payable for investment securities purchased	16,352,087
Unrealized depreciation on inflation swaps	3,343,082
Payable for variation margin on centrally cleared swaps	1,561,544
Payable for capital stock redeemed	1,231,780
Advisory fee payable	616,363
Market value on credit default swaps (net premiums received $236,914)	470,686
Distribution fee payable	104,177
Administrative fee payable	30,356
Transfer Agent fee payable	25,903
Directors’ fees payable	5,462
Accrued expenses	389,283

Total liabilities	59,009,735

Net Assets	$1,911,784,637

Composition of Net Assets
Capital stock, at par	$180,657
Additional paid-in capital	1,980,869,259
Accumulated loss	(69,265,279)

Net Assets	$1,911,784,637

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$216,594,089	20,415,231	$10.61	*

C	$22,675,937	2,140,217	$10.60

Advisor	$771,165,108	72,632,114	$10.62

1	$583,163,617	55,312,161	$10.54

2	$318,185,886	30,156,942	$10.55

*	The maximum offering price per share for Class A shares was $10.94 which reflects a sales charge of 3.00%.

See notes to financial statements.

60 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2023 (unaudited)

Investment Income
Interest	$27,076,595
Dividends—Affiliated issuers	246,414	$27,323,009

Expenses
Advisory fee (see Note B)	5,088,054
Distribution fee—Class A	313,758
Distribution fee—Class C	122,027
Distribution fee—Class 1	292,860
Transfer agency—Class A	72,029
Transfer agency—Class C	7,050
Transfer agency—Advisor Class	247,014
Transfer agency—Class 1	16,646
Transfer agency—Class 2	8,955
Registration fees	129,410
Custody and accounting	111,407
Administrative	45,448
Audit and tax	43,786
Printing	37,914
Legal	29,609
Directors’ fees	24,028
Miscellaneous	25,771

Total expenses before bank overdraft expense	6,615,766
Bank overdraft expense	74,879

Total expenses	6,690,645
Less: expenses waived and reimbursed by the Adviser (see Note B)	(805,148)

Net expenses		5,885,497

Net investment income		21,437,512

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(39,520,186)
Swaps		11,151,010
Net change in unrealized appreciation (depreciation) of:
Investments		144,324,225
Swaps		(38,532,561)

Net gain on investment transactions		77,422,488

Net Increase in Net Assets from Operations		$98,860,000

See notes to financial statements.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 61

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$21,437,512	$36,017,887
Net realized loss on investment transactions	(28,369,176)	(40,805,988)
Net change in unrealized appreciation (depreciation) of investments	105,791,664	(154,403,003)

Net increase (decrease) in net assets from operations	98,860,000	(159,191,104)
Distributions to Shareholders
Class A	(2,679,073)	(4,564,616)
Class C	(166,184)	(123,917)
Advisor Class	(10,177,949)	(16,355,224)
Class 1	(6,844,595)	(8,507,777)
Class 2	(3,829,258)	(4,417,481)
Capital Stock Transactions
Net increase (decrease)	(356,472,705)	370,480,605

Total increase (decrease)	(281,309,764)	177,320,486
Net Assets
Beginning of period	2,193,094,401	2,015,773,915

End of period	$1,911,784,637	$2,193,094,401

See notes to financial statements.

62 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS

April 30, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Municipal Bond Inflation Strategy (the “Fund”), a diversified portfolio. The Fund offers Class A, Class C, Advisor Class, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class B, Class R, Class K, Class I and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 3% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Class 1 shares are sold without an initial or contingent deferred sales charge, but are subject to ongoing distribution expenses. All 10 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 63

NOTES TO FINANCIAL STATEMENTS (continued)

approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or

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counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2023:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,725,169,246		$	– 0	–	$1,725,169,246
Short-Term Municipal Notes		– 0	–	33,879,403			– 0	–	33,879,403
Commercial Mortgage-Backed Securities		– 0	–	27,743,638			– 0	–	27,743,638
Corporates – Investment Grade		– 0	–	14,895,827			– 0	–	14,895,827
Corporates – Non-Investment Grade		– 0	–	4,671,351			249,073		4,920,424
Governments – Treasuries		– 0	–	4,754,687			– 0	–	4,754,687
Collateralized Mortgage Obligations		– 0	–	230,190			– 0	–	230,190
Short-Term Investments		54,637,775		– 0	–		– 0	–	54,637,775

Total Investments in Securities		54,637,775		1,811,344,342			249,073		1,866,231,190
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	49,723,493			– 0	–	49,723,493	(b)

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Investments in Securities:	Level 1			Level 2	Level 3			Total
Centrally Cleared Interest Rate Swaps	$	– 0	–	$20,344,345	$	– 0	–	$20,344,345	(b)
Inflation (CPI) Swaps		– 0	–	43,579,235		– 0	–	43,579,235
Interest Rate Swaps		– 0	–	1,041,558		– 0	–	1,041,558
Liabilities:
Centrally Cleared Credit Default Swaps		– 0	–	(200,960)		– 0	–	(200,960	)(b)
Credit Default Swaps		– 0	–	(470,686)		– 0	–	(470,686)
Inflation (CPI) Swaps		– 0	–	(3,343,082)		– 0	–	(3,343,082)

Total		$54,637,775		$1,922,018,245		$249,073		$1,976,905,093

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes original issue and market discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) on an annual basis (the “Expense Caps”) to .75%, 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2024 and then may be extended by the Adviser for additional one-year terms. For the six months ended April 30, 2023, such reimbursements/waivers amounted to $799,068.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2023, the reimbursement for such services amounted to $45,448.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that

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provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $74,072 for the six months ended April 30, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $57 from the sale of Class A shares and received $9,146 and $3,101 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2023, such waiver amounted to $6,080.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2023 is as follows:

Fund	Market Value 10/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$10,358	$344,211	$299,931	$54,638	$246

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares.

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Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $501,727 and $1,796,928 for Class C and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$253,951,125	$606,126,603
U.S. government securities	216,882	30,000

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$124,140,067
Gross unrealized depreciation	(100,360,730)

Net unrealized appreciation	$23,779,337

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to

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exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

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At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2023, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the

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Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2023, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

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Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2023, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the six months ended April 30, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts				Payable for variation margin on centrally cleared swaps	$178,896	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$70,067,838	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,041,558

Interest rate contracts	Unrealized appreciation on inflation swaps	43,579,235		Unrealized depreciation on inflation swaps	3,343,082

Credit contracts				Market value on credit default swaps	470,686

Total		$114,688,631			$3,992,664

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$11,046,756	$(38,458,079)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	104,254	(74,482)

Total		$11,151,010	$(38,532,561)

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The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2023:

Interest Rate Swaps:
Average notional amount	$11,075,000
Inflation Swaps:
Average notional amount	$1,041,014,286
Centrally Cleared Interest Rate Swaps:
Average notional amount	$269,700,000
Centrally Cleared Inflation Swaps:
Average notional amount	$1,087,045,714
Credit Default Swaps:
Average notional amount of sale contracts	$2,468,708
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$10,200,000	(a)

(a)	Positions were open for four months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$4,365,548	$	– 0	–	$(4,003,000)	$(362,548)	$	– 0	–
Barclays Bank PLC	8,861,885	– 0	–	(8,861,885)	– 0	–	– 0	–
Citibank, NA/Citigroup Global Markets, Inc.	9,359,702	(1,541,661)	(7,818,041)	– 0	–	– 0	–
Deutsche Bank AG	3,060,364	– 0	–	(3,060,364)	– 0	–	– 0	–
Goldman Sachs International	8,448,382	(1,221,777)	– 0	–	(7,222,735)	3,870
JPMorgan Chase Bank, NA	10,524,912	(386,880)	(10,138,032)	– 0	–	– 0	–

Total	$44,620,793	$(3,150,318)	$(33,881,322)	$(7,585,283)	$3,870	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$1,541,661	$(1,541,661)		$	– 0 –	$			$	– 0	–
Credit Suisse International	292,098	– 0	–		– 0 –		(292,098)			– 0	–
Goldman Sachs International	1,221,777	(1,221,777)			– 0 –		– 0	–		– 0	–
JPMorgan Chase Bank, NA	386,880	(386,880)			– 0 –		– 0	–		– 0	–
Morgan Stanley Capital Services LLC	371,352	– 0	–		– 0 –		(371,352)			– 0	–

Total	$3,813,768	$(3,150,318)		$	– 0 –		$(663,450)			$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares		Amount
	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022

Class A
Shares sold	2,476,494	20,786,123	$25,960,760	$227,190,213

Shares issued in reinvestment of dividends	156,307	256,254	1,637,043	2,761,704

Shares converted from Class C	15,495	70,654	163,281	756,530

Shares redeemed	(12,408,688)	(23,990,159)	(130,136,588)	(257,236,835)

Net decrease	(9,760,392)	(2,877,128)	$(102,375,504)	$(26,528,388)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022

Class C
Shares sold	246,614	1,491,246	$2,576,411	$16,249,698

Shares issued in reinvestment of dividends	12,451	9,150	130,446	97,341

Shares converted to Class A	(15,514)	(70,744)	(163,281)	(756,530)

Shares redeemed	(644,707)	(711,491)	(6,752,520)	(7,556,918)

Net increase (decrease)	(401,156)	718,161	$(4,208,944)	$8,033,591

Advisor Class
Shares sold	18,273,757	106,945,004	$192,009,708	$1,163,480,337

Shares issued in reinvestment of dividends	643,073	1,005,972	6,744,115	10,820,742

Shares redeemed	(38,854,802)	(91,220,153)	(408,426,591)	(971,609,434)

Net increase (decrease)	(19,937,972)	16,730,823	$(209,672,768)	$202,691,645

Class 1
Shares sold	4,722,760	18,622,654	$49,430,473	$201,949,554

Shares issued in reinvestment of dividends	480,020	595,910	5,002,190	6,366,894

Shares redeemed	(8,258,256)	(11,503,338)	(86,419,113)	(122,716,651)

Net increase (decrease)	(3,055,476)	7,715,226	$(31,986,450)	$85,599,797

Class 2
Shares sold	1,649,291	14,163,464	$17,342,205	$152,841,464

Shares issued in reinvestment of dividends	197,067	257,519	2,055,437	2,754,756

Shares redeemed	(2,646,704)	(5,173,157)	(27,626,681)	(54,912,260)

Net increase (decrease)	(800,346)	9,247,826	$(8,229,039)	$100,683,960

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

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Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this

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NOTES TO FINANCIAL STATEMENTS (continued)

decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions

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NOTES TO FINANCIAL STATEMENTS (continued)

of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect

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NOTES TO FINANCIAL STATEMENTS (continued)

the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2023.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$1,429,775	$1,319,862

Total taxable distributions	$1,429,775	$1,319,862

Tax-exempt distributions	32,539,240	21,972,290

Total distributions paid	$33,969,015	$23,292,152

As of October 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$1,999,908
Accumulated capital and other losses	(65,050,825	)(a)
Unrealized appreciation (depreciation)	(81,377,303	)(b)

Total accumulated earnings (deficit)	$(144,428,220)

(a)	As of October 31, 2022, the Fund had a net capital loss carryforward of $65,050,825.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of swaps and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2022, the Fund had a net short-term capital loss carryforward of $52,705,359 and a net long-term capital loss carryforward of $12,345,466, which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.24	$ 11.03	$ 10.30	$ 10.24	$ 10.02	$ 10.28

Income From Investment Operations

Net investment income(a)(b)	.10	.13	.16	.22	.24	.22

Net realized and unrealized gain (loss) on investment transactions	.38	(.79)	.75	.07	(c)	.21	(.26)

Contributions from Affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.48	(.66)	.91	.29	.45	(.04)

Less: Dividends

Dividends from net investment income	(.11)	(.13)	(.18)	(.23)	(.23)	(.22)

Net asset value, end of period	$ 10.61	$ 10.24	$ 11.03	$ 10.30	$ 10.24	$ 10.02

Total Return

Total investment return based on net asset value(e)*	4.70%	(6.06)%	8.89%	2.85%	4.58%	(.42)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$216,594	$308,986	$364,599	$138,454	$54,316	$75,127

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.76	%^	.75%	.75%	.75%	.75%	.75%

Expenses, before waivers/reimbursements(f)	.86	%^	.82%	.84%	.85%	.86%	.86%

Net investment income(b)	1.92	%^	1.24%	1.51%	2.14%	2.32%	2.13%

Portfolio turnover rate	13%	27%	10%	29%	12%	15%

See footnote summary on page 90.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.23	$ 11.02	$ 10.29	$ 10.22	$ 10.01	$ 10.26

Income From Investment Operations

Net investment income(a)(b)	.06	.06	.08	.14	.16	.14

Net realized and unrealized gain (loss) on investment transactions	.38	(.80)	.74	.08	(c)	.20	(.25)

Contributions from Affiliates	– 0	–	– 0	–	.01	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.44	(.74)	.83	.22	.36	(.11)

Less: Dividends

Dividends from net investment income	(.07)	(.05)	(.10)	(.15)	(.15)	(.14)

Net asset value, end of period	$ 10.60	$ 10.23	$ 11.02	$ 10.29	$ 10.22	$ 10.01

Total Return

Total investment return based on net asset value(e)*	4.32%	(6.75)%	8.12%	2.16%	3.63%	(1.09)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$22,676	$25,986	$20,086	$6,710	$7,717	$10,681

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	1.51	%^	1.50%	1.50%	1.50%	1.50%	1.50%

Expenses, before waivers/reimbursements(f)	1.61	%^	1.58%	1.59%	1.61%	1.61%	1.61%

Net investment income(b)	1.18	%^	.54%	.75%	1.43%	1.57%	1.37%

Portfolio turnover rate	13%	27%	10%	29%	12%	15%

See footnote summary on page 90.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.25	$ 11.04	$ 10.31	$ 10.24	$ 10.03	$ 10.29

Income From Investment Operations

Net investment income(a)(b)	.11	.16	.18	.25	.26	.24

Net realized and unrealized gain (loss) on investment transactions	.38	(.80)	.75	.07	(c)	.21	(.26)

Contributions from Affiliates	– 0	–	– 0	–	.01	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.49	(.64)	.94	.32	.47	(.02)

Less: Dividends

Dividends from net investment income	(.12)	(.15)	(.21)	(.25)	(.26)	(.24)

Net asset value, end of period	$ 10.62	$ 10.25	$ 11.04	$ 10.31	$ 10.24	$ 10.03

Total Return

Total investment return based on net asset value(e)*	4.83%	(5.82)%	9.14%	3.19%	4.76%	(.17)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$771,165	$948,603	$837,132	$185,829	$205,541	$226,145

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.51	%^	.50%	.50%	.50%	.50%	.50%

Expenses, before waivers/reimbursements(f)	.61	%^	.58%	.59%	.60%	.61%	.61%

Net investment income(b)	2.18	%^	1.52%	1.70%	2.43%	2.57%	2.37%

Portfolio turnover rate	13%	27%	10%	29%	12%	15%

See footnote summary on page 90.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.18	$ 10.97	$ 10.25	$ 10.19	$ 9.98	$ 10.25

Income From Investment Operations

Net investment income(a)(b)	.11	.15	.18	.23	.25	.23

Net realized and unrealized gain (loss) on investment transactions	.37	(.79)	.74	.07	(c)	.22	(.26)

Contributions from Affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.48	(.64)	.92	.30	.47	(.03)

Less: Dividends

Dividends from net investment income	(.12)	(.15)	(.20)	(.24)	(.26)	(.24)

Net asset value, end of period	$ 10.54	$ 10.18	$ 10.97	$ 10.25	$ 10.19	$ 9.98

Total Return

Total investment return based on net asset value(e)*	4.75%	(5.92)%	9.01%	3.04%	4.72%	(.32)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$583,164	$594,155	$555,642	$444,500	$498,857	$485,386

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.61	%^	.60%	.60%	.60%	.60%	.60%

Expenses, before waivers/reimbursements(f)	.66	%^	.64%	.66%	.67%	.67%	.67%

Net investment income(b)	2.08	%^	1.43%	1.72%	2.33%	2.47%	2.27%

Portfolio turnover rate	13%	27%	10%	29%	12%	15%

See footnote summary on page 90.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.19	$ 10.98	$ 10.25	$ 10.19	$ 9.99	$ 10.25

Income From Investment Operations

Net investment income(a)(b)	.11	.17	.20	.24	.26	.24

Net realized and unrealized gain (loss) on investment transactions	.38	(.80)	.74	.07	(c)	.21	(.25)

Contributions from Affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.49	(.63)	.94	.31	.47	(.01)

Less: Dividends

Dividends from net investment income	(.13)	(.16)	(.21)	(.25)	(.27)	(.25)

Net asset value, end of period	$ 10.55	$ 10.19	$ 10.98	$ 10.25	$ 10.19	$ 9.99

Total Return

Total investment return based on net asset value(e)*	4.79%	(5.83)%	9.21%	3.14%	4.73%	(.12)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$318,186	$315,364	$238,315	$215,763	$238,306	$231,109

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.51	%^	.50%	.50%	.50%	.50%	.50%

Expenses, before waivers/reimbursements(f)	.56	%^	.55%	.56%	.57%	.57%	.57%

Net investment income(b)	2.18	%^	1.56%	1.84%	2.43%	2.57%	2.37%

Portfolio turnover rate.	13%	27%	10%	29%	12%	15%

See footnote summary on page 90.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	Six Months Ended April 30, 2023 (unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018

Class A

Net of waivers/reimbursements	.75	%^	.75%	.75%	.75%	.75%	.75%

Before waivers/reimbursements	.85	%^	.82%	.84%	.85%	.86%	.86%
Class C

Net of waivers/reimbursements	1.50	%^	1.50%	1.50%	1.50%	1.50%	1.50%

Before waivers/reimbursements	1.60	%^	1.58%	1.59%	1.61%	1.61%	1.61%
Advisor Class

Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%

Before waivers/reimbursements	.60	%^	.58%	.59%	.60%	.61%	.61%
Class 1

Net of waivers/reimbursements	.60	%^	.60%	.60%	.60%	.60%	.60%

Before waivers/reimbursements	.65	%^	.64%	.66%	.67%	.67%	.67%
Class 2

Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%

Before waivers/reimbursements	.55	%^	.55%	.56%	.57%	.57%	.57%

*	Includes the impact of proceeds received by the Fund in connection with a trade-error reimbursement from the Adviser, which enhanced performance by .03% for the year ended October 31, 2021.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Garry Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Daryl Clements(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President Nancy E. Hay, Secretary	Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Clements, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 93

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Bond Inflation Strategy (the “Fund”) at a meeting held in-person on November 1-3, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 95

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and discussed with the Adviser the reasons it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 97

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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NOTES

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 99

NOTES

100 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

AB MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MBIS-0152-0423

APR    04.30.23

SEMI-ANNUAL REPORT

AB SHORT DURATION INCOME PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Short Duration Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 5, 2023

This report provides management’s discussion of fund performance for the AB Short Duration Income Portfolio for the semi-annual reporting period ended April 30, 2023.

At a meeting held on May 2-4, 2023, the Adviser recommended, and the Fund’s Board of Directors approved, changes to the Fund’s principal investment strategies. These changes will be effective on or about July 5, 2023.

The Fund currently pursues its objective by investing, under normal circumstances, primarily in income-producing securities. In addition, the Fund also normally invests at least 65% of its total assets in securities of US and foreign governments and their agencies and instrumentalities (including mortgage-backed securities), derivatives related to such securities, and repurchase agreements relating to US government securities (“Government Securities and Other Government-Related Positions”).

Effective on or about July 5, these investment strategies will be amended, such that the Fund will pursue its objective by investing, under normal circumstances, at least 80% of its net assets, including any borrowings for investment purposes, in income-producing securities. In addition, the Fund will also normally invest at least 65% of its total assets in investment-grade debt securities of various types. The Fund may continue to invest in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. In addition, the Fund may continue to invest in Government Securities and Other Government-Related Positions (although without the 65% minimum investment requirement previously noted).

These investment strategy changes are addressed in a prospectus supplement dated May 5, 2023.

The Fund’s investment objective is to seek high current income consistent with preservation of capital.

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NAV RETURNS AS OF APRIL 30, 2023 (unaudited)

	6 Months	12 Months

AB SHORT DURATION INCOME PORTFOLIO[1]

Class A Shares	5.01%	1.06%

Class C Shares	4.72%	0.36%

Advisor Class Shares[2]	5.12%	1.26%

Bloomberg 1-5 Year US Government/Credit Index	3.80%	1.17%

1

Includes the impact of proceeds received by the Fund in connection with a trade-error reimbursement from the Adviser, which enhanced performance for the six- and 12-month periods ended April 30, 2023, by 0.00% and 0.01%, respectively.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The preceding table shows the Fund’s performance compared with its benchmark, the Bloomberg 1-5 Year US Government/Credit Index, for the six- and 12-month periods ended April 30, 2023.

During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Industry allocation contributed the most, relative to the benchmark, as gains from off-benchmark exposure to collateralized loan obligations, collateralized mortgage obligations, and eurozone and US high-yield credit default swaps were greater than losses from exposure to eurozone treasuries and commercial mortgage-backed securities. Yield-curve positioning in the US and eurozone contributed more than a loss from positioning in Canada. Security selection also contributed, as gains within consumer cyclical–other, sovereign bonds, capital goods, entertainment and energy outweighed losses within banking, media and technology. Country allocation to the eurozone also contributed more than a loss from allocation to Canada. Currency decisions had no material impact on returns during the period.

Over the 12-month period, all share classes except Advisor Class underperformed the benchmark, before sales charges. Security selection was the main detractor, as losses among banking, media, sovereign bonds and technology were partially offset by a gain within consumer cyclical–other. Industry allocation contributed, as gains from off-benchmark exposure to high-yield credit default swaps and collateralized mortgage obligations added more than losses from collateralized loan obligations and 30-year conventional mortgage-backed securities. Yield-curve positioning in the US and eurozone added to performance. Country allocation to the eurozone also contributed. Currency decisions had no material impact on returns during the period.

During both periods, the Fund used derivatives in the form of treasury futures and interest rate swaps to manage and hedge duration risk and/or

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 3

to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure. Credit default swaps were used to effectively gain exposure to specific sectors. Total return swaps were used to take active credit risk.

MARKET REVIEW AND INVESTMENT STRATEGY

During the six-month period ended April 30, 2023, fixed-income government bond market yields were volatile after peaking in October, as investors adjusted their expectations for inflation, growth and central bank tightening. Some major developed-market central banks started to reduce rate hikes toward the end of the period and pause further hikes as overall inflation began to fall. Stress in the global banking sector caused yields to fall sharply in March. Falling yields during the period led all major developed-market treasuries to post positive returns except in the UK. Developed-market government bonds rose the most in the US, Australia and Canada, and by the least in Germany. In corporate credit-risk sectors, investment-grade and high-yield corporates outperformed developed-market treasury markets by a wide margin. Corporate bonds in the US and eurozone also outperformed respective treasuries. Emerging-market hard-currency sovereign and corporate bonds hedged to the US dollar, as well as local-currency bonds, led risk sector returns as the US dollar fell against the vast majority of developed- and emerging-market currencies. Brent crude oil prices fell on global growth concerns.

The Fund’s Senior Investment Management Team (the “Team”) continues to pursue high income, while preserving capital by investing primarily in government bonds from both US and non-US issuers as well as corporate bonds, with scope to invest a select amount in below investment-grade bonds. The Team manages the Fund with a core fixed-income strategy through a global, multi-sector approach that seeks an attractive risk/return profile.

INVESTMENT POLICIES

The Fund pursues its objective by investing, under normal circumstances, primarily in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of US and foreign governments and their agencies and instrumentalities (including mortgage-backed securities), derivatives related to such securities, and repurchase agreements relating to US government securities. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than three years, although it may invest in securities of any duration or maturity.

The Fund may invest in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and

(continued on next page)

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commercial paper. The Fund may invest up to 35% of its net assets in below investment-grade securities (commonly known as “junk bonds”). The Fund’s investments in foreign securities may include both government and corporate securities, and securities of emerging-market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may utilize derivatives, such as options, futures contracts, forwards and swaps. The Fund may, for example, use interest rate futures contracts and swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

The Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions, and may take long or short positions in currencies, through the use of currency-related derivatives.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 1-5 Year US Government/Credit Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg 1-5 Year US Government/Credit Index is a broad-based benchmark that measures the nonsecuritized component of the Bloomberg US Aggregate Index. It includes investment-grade, US dollar-denominated, fixed-rate Treasuries and government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of

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DISCLOSURES AND RISKS (continued)

rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives,

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be

8 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

lower. SEC returns reflect the applicable sales charges for each share class: a 2.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 9

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			4.68%

1 Year	1.06%	-1.21%

Since Inception[2]	1.35%	0.83%

CLASS C SHARES			3.95%

1 Year	0.36%	-0.61%

Since Inception[2]	0.55%	0.55%

ADVISOR CLASS SHARES[3]			5.00%

1 Year	1.26%	1.26%

Since Inception[2]	1.52%	1.52%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.66%, 2.42% and 1.48% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs, to 0.65%, 1.45% and 0.45% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2024. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total operating expenses to exceed the applicable expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2023.

2	Inception date: 12/12/2018.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-3.47%

Since Inception[1]	0.70%

CLASS C SHARES

1 Year	-3.04%

Since Inception[1]	0.41%

ADVISOR CLASS SHARES[2]

1 Year	-1.10%

Since Inception[1]	1.40%

1	Inception date: 12/12/2018.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,050.10	$6.56	1.29%
Hypothetical**	$1,000	$1,018.40	$6.46	1.29%
Class C
Actual	$1,000	$1,047.20	$10.56	2.08%
Hypothetical**	$1,000	$1,014.48	$10.39	2.08%
Advisor Class
Actual	$1,000	$1,051.20	$5.39	1.06%
Hypothetical**	$1,000	$1,019.54	$5.31	1.06%

*

Expenses are equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

12 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

April 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $85.2

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

April 30, 2023 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 60.1%
Spain – 0.4%
Spain Government Bond 0.80%, 07/30/2027(a)	EUR	356	$358,953

United States – 59.7%
U.S. Treasury Notes 0.625%, 05/15/2030(b)	U.S.$	309	254,380
1.50%, 01/31/2027		499	460,801
2.875%, 08/15/2028(b)		743	718,930
3.00%, 07/31/2024		5,401	5,294,570
3.125%, 11/15/2028		2,933	2,866,616
3.25%, 06/30/2027(c)		2,228	2,195,670
3.50%, 01/31/2028		865	862,432
3.50%, 01/31/2030		380	379,107
3.50%, 02/15/2033		605	606,861
3.875%, 01/15/2026		12,239	12,245,037
3.875%, 11/30/2027(c)		4,967	5,029,661
3.875%, 12/31/2027		816	826,200
4.00%, 02/29/2028		1,675	1,708,558
4.125%, 01/31/2025		2,310	2,304,947
4.125%, 10/31/2027		103	105,017
4.25%, 12/31/2024		10,466	10,454,752
4.375%, 10/31/2024		1,750	1,748,359
4.50%, 11/30/2024(c)		2,732	2,736,896

			50,798,794

Total Governments - Treasuries (cost $51,730,361)			51,157,747

CORPORATES - INVESTMENT GRADE – 13.1%
Financial Institutions – 9.6%
Banking – 8.7%
AIB Group PLC 4.263%, 04/10/2025(a)		200	196,292
7.583%, 10/14/2026(a)		209	215,788
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(a)		119	109,168
Banco Santander SA 1.722%, 09/14/2027		200	175,938
Bank of Ireland Group PLC 6.253%, 09/16/2026(a)		200	199,622
Barclays PLC 4.375%, 09/11/2024		200	194,036
BNP Paribas SA 6.625%, 03/25/2024(a)(d)		200	189,854

14 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BPCE SA 5.975%, 01/18/2027(a)	U.S.$	250	$252,055
Capital One Financial Corp. 5.468%, 02/01/2029		67	65,898
Credit Agricole SA 8.125%, 12/23/2025(a)(d)		200	198,240
Danske Bank A/S 3.244%, 12/20/2025(a)		200	190,820
4.298%, 04/01/2028(a)		200	189,778
Deutsche Bank AG/New York NY 1.447%, 04/01/2025		200	188,544
6.72%, 01/18/2029		156	158,649
Discover Financial Services 6.70%, 11/29/2032		69	72,996
HSBC Holdings PLC 4.041%, 03/13/2028		200	190,478
7.336%, 11/03/2026		200	209,878
Intesa Sanpaolo SpA 7.00%, 11/21/2025(a)		359	366,661
Lloyds Banking Group PLC 2.438%, 02/05/2026		200	188,970
5.871%, 03/06/2029		200	204,556
Mitsubishi UFJ Financial Group, Inc. 5.475%, 02/22/2031		312	316,739
Mizuho Financial Group, Inc. 5.667%, 05/27/2029		200	203,742
5.739%, 05/27/2031		200	204,812
Morgan Stanley 5.123%, 02/01/2029		22	22,100
6.296%, 10/18/2028		279	293,151
NatWest Group PLC 4.269%, 03/22/2025		397	391,366
PNC Financial Services Group, Inc. (The) Series O 8.977% (LIBOR 3 Month + 3.68%), 08/01/2023(d)(e)		12	11,967
Santander Holdings USA, Inc. 6.499%, 03/09/2029		216	217,058
Santander UK Group Holdings PLC 6.833%, 11/21/2026		359	365,376
Skandinaviska Enskilda Banken AB 6.875%, 06/30/2027(a)(d)		200	184,700
Societe Generale SA 6.447%, 01/12/2027(a)		271	273,526
Standard Chartered PLC 6.17%, 01/09/2027(a)		340	344,910

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sumitomo Mitsui Financial Group, Inc. 5.71%, 01/13/2030	U.S.$	271	$280,604
Swedbank AB Series NC5 5.625%, 09/17/2024(a)(d)		400	377,136
UBS Group AG 7.00%, 01/31/2024(a)(d)		200	187,284

			7,432,692

Brokerage – 0.3%
Nomura Holdings, Inc. 5.709%, 01/09/2026		272	273,254

Finance – 0.3%
Aircastle Ltd. 4.40%, 09/25/2023		16	15,868
Aviation Capital Group LLC 3.50%, 11/01/2027(a)		158	142,792
Synchrony Financial 3.95%, 12/01/2027		57	50,308
4.875%, 06/13/2025		50	47,196

			256,164

REITs – 0.3%
GLP Capital LP/GLP Financing II, Inc. 5.375%, 04/15/2026		210	208,062

			8,170,172

Industrial – 3.3%
Basic – 0.0%
Arconic Corp. 6.00%, 05/15/2025(a)		15	14,991

Capital Goods – 0.1%
Regal Rexnord Corp. 6.30%, 02/15/2030(a)		56	56,949

Communications - Media – 0.2%
Directv Financing LLC/Directv Financing Co-Obligor, Inc. 5.875%, 08/15/2027(a)		46	40,369
Pinewood Finance Co., Ltd. 3.25%, 09/30/2025(a)	GBP	118	138,877

			179,246

Consumer Cyclical - Automotive – 1.0%
General Motors Financial Co., Inc. 5.85%, 04/06/2030	U.S.$	206	205,827

16 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(a)	U.S.$	90	$81,397
6.50%, 03/10/2028(a)		324	327,985
Lear Corp. 4.25%, 05/15/2029		150	143,310
Nissan Motor Acceptance Co. LLC 1.85%, 09/16/2026(a)		6	5,128
2.75%, 03/09/2028(a)		66	54,902

			818,549

Consumer Cyclical - Entertainment – 0.1%
Mattel, Inc. 5.875%, 12/15/2027(a)		102	102,123

Consumer Cyclical - Other – 0.4%
Las Vegas Sands Corp. 3.90%, 08/08/2029		150	136,368
Sands China Ltd. 5.625%, 08/08/2025(f)		200	195,204

			331,572

Consumer Cyclical - Retailers – 0.2%
AutoNation, Inc. 4.75%, 06/01/2030		150	141,466

Consumer Non-Cyclical – 0.1%
Smithfield Foods, Inc. 3.00%, 10/15/2030(a)		155	123,763

Energy – 0.5%
Continental Resources, Inc./OK 5.75%, 01/15/2031(a)		41	39,957
Ecopetrol SA 4.625%, 11/02/2031		15	11,145
5.375%, 06/26/2026		55	51,915
5.875%, 11/02/2051		7	4,427
6.875%, 04/29/2030		45	40,106
8.875%, 01/13/2033		13	12,569
Var Energi ASA 7.50%, 01/15/2028(a)		282	298,122

			458,241

Technology – 0.4%
Entegris Escrow Corp. 4.75%, 04/15/2029(a)		112	104,187
Jabil, Inc. 5.45%, 02/01/2029		33	33,196
Kyndryl Holdings, Inc. 2.05%, 10/15/2026		140	122,588

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Western Digital Corp. 4.75%, 02/15/2026	U.S.$	116	$110,300

			370,271

Transportation - Services – 0.3%
ERAC USA Finance LLC 4.599%, 05/01/2028(a)		266	265,354

			2,862,525

Utility – 0.2%
Electric – 0.2%
Chile Electricity PEC SpA Zero Coupon, 01/25/2028(a)		200	148,975

Total Corporates - Investment Grade (cost $11,267,611)			11,181,672

CORPORATES - NON-INVESTMENT GRADE – 8.3%
Industrial – 8.1%
Basic – 0.1%
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(a)		10	8,241
Sealed Air Corp./Sealed Air Corp. US 6.125%, 02/01/2028(a)		27	27,419
WR Grace Holdings LLC 4.875%, 06/15/2027(a)		72	68,492

			104,152

Capital Goods – 0.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.125%, 08/15/2026(a)		200	188,592
Chart Industries, Inc. 7.50%, 01/01/2030(a)		25	25,786
Eco Material Technologies, Inc. 7.875%, 01/31/2027(a)		92	88,250
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)		61	60,390
LSB Industries, Inc. 6.25%, 10/15/2028(a)(f)		110	97,151
Renk AG/Frankfurt am Main 5.75%, 07/15/2025(a)	EUR	100	107,754

			567,923

Communications - Media – 1.0%
AMC Networks, Inc. 4.75%, 08/01/2025	U.S.$	181	167,791

18 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(a)	U.S.$	26	$21,929
5.125%, 05/01/2027(a)		59	55,793
Clear Channel Outdoor Holdings, Inc. 5.125%, 08/15/2027(a)		60	54,197
CSC Holdings LLC 7.50%, 04/01/2028(a)		200	125,454
DISH DBS Corp. 5.25%, 12/01/2026(a)		178	135,860
5.75%, 12/01/2028(a)		32	22,809
5.875%, 11/15/2024		53	43,920
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)		56	49,748
Radiate Holdco LLC/Radiate Finance, Inc. 4.50%, 09/15/2026(a)		85	66,526
Sirius XM Radio, Inc. 4.00%, 07/15/2028(a)		62	52,400
5.00%, 08/01/2027(a)		82	75,439

			871,866

Communications - Telecommunications – 0.0%
Consolidated Communications, Inc. 5.00%, 10/01/2028(a)		35	25,517

Consumer Cyclical - Automotive – 0.5%
Jaguar Land Rover Automotive PLC 7.75%, 10/15/2025(a)		217	215,633
ZF North America Capital, Inc. 7.125%, 04/14/2030(a)		167	172,456

			388,089

Consumer Cyclical - Entertainment – 1.2%
Carnival Corp.
4.00%, 08/01/2028(a)		36	31,214
5.75%, 03/01/2027(a)		62	51,019
10.50%, 02/01/2026(a)		153	159,753
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(a)		29	28,926
Lindblad Expeditions LLC 6.75%, 02/15/2027(a)		28	26,495
NCL Corp. Ltd. 5.875%, 03/15/2026(a)		33	28,376
5.875%, 02/15/2027(a)		268	252,914
8.375%, 02/01/2028(a)		57	57,480

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(a)	U.S.$	42	$37,323
5.50%, 08/31/2026(a)		31	28,442
7.25%, 01/15/2030(a)		20	20,064
11.50%, 06/01/2025(a)		47	49,862
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(a)		20	20,300
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		12	10,293
13.00%, 05/15/2025(a)		16	16,847
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(a)		14	11,927
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		226	201,289

			1,032,524

Consumer Cyclical - Other – 0.4%
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 6.25%, 09/15/2027(a)		86	78,796
Caesars Entertainment, Inc. 7.00%, 02/15/2030(a)		40	40,386
Churchill Downs, Inc. 4.75%, 01/15/2028(a)		59	55,677
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)		85	77,331
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(a)		9	7,880
5.00%, 06/01/2029(a)		45	40,724
MGM Resorts International 4.75%, 10/15/2028		7	6,506
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028		11	10,062
Taylor Morrison Communities, Inc. 5.875%, 06/15/2027(a)		15	14,966
Travel + Leisure Co. 6.625%, 07/31/2026(a)		20	19,966
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(a)		33	31,708

			384,002

Consumer Cyclical - Restaurants – 0.1%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 01/15/2028(a)		17	15,933
4.375%, 01/15/2028(a)		35	32,847

			48,780

20 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.5%
Bath & Body Works, Inc. 7.50%, 06/15/2029	U.S.$	64	$65,149
9.375%, 07/01/2025(a)		6	6,430
eG Global Finance PLC 4.375%, 02/07/2025(a)	EUR	144	147,868
Michaels Cos, Inc. (The) 5.25%, 05/01/2028(a)	U.S.$	73	60,096
Rite Aid Corp. 7.50%, 07/01/2025(a)		9	6,189
Staples, Inc. 7.50%, 04/15/2026(a)		15	12,671
Wolverine World Wide, Inc. 4.00%, 08/15/2029(a)		169	140,399

			438,802

Consumer Non-Cyclical – 0.7%
Elanco Animal Health, Inc. 6.65%, 08/28/2028(f)		173	168,341
Embecta Corp. 5.00%, 02/15/2030(a)		48	41,402
Legacy LifePoint Health LLC 4.375%, 02/15/2027(a)		114	97,044
Medline Borrower LP 3.875%, 04/01/2029(a)		26	22,745
Newell Brands, Inc. 4.70%, 04/01/2026(f)		26	24,828
4.875%, 06/01/2025		7	6,818
6.375%, 09/15/2027		53	52,139
6.625%, 09/15/2029		53	52,388
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		7	5,824
RP Escrow Issuer LLC 5.25%, 12/15/2025(a)		39	27,343
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		81	72,573

			571,445

Energy – 0.4%
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, 12/15/2025(a)		8	8,082
CITGO Petroleum Corp. 7.00%, 06/15/2025(a)		33	32,832
Civitas Resources, Inc. 5.00%, 10/15/2026(a)		30	28,335

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Crescent Energy Finance LLC 7.25%, 05/01/2026(a)	U.S.$	28	$26,800
Genesis Energy LP/Genesis Energy Finance Corp. 7.75%, 02/01/2028		15	14,782
8.00%, 01/15/2027		21	20,961
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		12	11,317
Nabors Industries, Inc. 7.375%, 05/15/2027(a)		11	10,671
New Fortress Energy, Inc. 6.75%, 09/15/2025(a)		75	71,575
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(a)		44	42,356
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 8.50%, 10/15/2026(a)		40	38,575

			306,286

Other Industrial – 0.1%
Ritchie Bros Holdings, Inc. 6.75%, 03/15/2028(a)		78	80,712

Services – 1.1%
ADT Security Corp. (The) 4.875%, 07/15/2032(a)		7	6,094
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(a)		57	54,934
ANGI Group LLC 3.875%, 08/15/2028(a)		260	203,172
APX Group, Inc. 6.75%, 02/15/2027(a)		53	53,067
Aramark Services, Inc. 5.00%, 02/01/2028(a)		33	31,390
Block, Inc. 2.75%, 06/01/2026		36	32,549
Garda World Security Corp. 7.75%, 02/15/2028(a)		103	103,515
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		50	33,802
MPH Acquisition Holdings LLC 5.75%, 11/01/2028(a)		78	49,142
Neptune Bidco US, Inc. 9.29%, 04/15/2029(a)		108	101,655

22 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(a)	U.S.$	23	$20,616
6.25%, 01/15/2028(a)		82	76,837
Sabre GLBL, Inc. 9.25%, 04/15/2025(a)		84	77,479
11.25%, 12/15/2027(a)		35	30,711
ZipRecruiter, Inc. 5.00%, 01/15/2030(a)		63	54,930

			929,893

Technology – 0.5%
Gen Digital, Inc. 6.75%, 09/30/2027(a)		42	42,330
NCR Corp. 5.00%, 10/01/2028(a)		105	91,616
Presidio Holdings, Inc. 4.875%, 02/01/2027(a)		56	53,037
8.25%, 02/01/2028(a)		2	1,884
Rackspace Technology Global, Inc. 3.50%, 02/15/2028(a)		105	43,539
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(a)		214	161,964
Virtusa Corp. 7.125%, 12/15/2028(a)		10	8,061

			402,431

Transportation - Airlines – 0.3%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		44	43,225
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(a)		94	87,490
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(a)		134	135,643

			266,358

Transportation - Services – 0.5%
Albion Financing 1 SARL/Aggreko Holdings, Inc. 6.125%, 10/15/2026(a)		200	181,554
Avis Budget Finance PLC 4.125%, 11/15/2024(a)	EUR	131	142,944
Loxam SAS 4.50%, 02/15/2027(a)		100	104,209

			428,707

			6,847,487

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.2%
Banking – 0.0%
Bread Financial Holdings, Inc. 4.75%, 12/15/2024(a)	U.S.$	35	$31,326
7.00%, 01/15/2026(a)		7	5,883

			37,209

Brokerage – 0.1%
Advisor Group Holdings, Inc. 10.75%, 08/01/2027(a)		52	51,920

Finance – 0.1%
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)		62	55,030
Curo Group Holdings Corp. 7.50%, 08/01/2028(a)		53	21,073
SLM Corp. 3.125%, 11/02/2026		23	20,112

			96,215

			185,344

Utility – 0.0%
Other Utility – 0.0%
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(a)		25	24,007

Total Corporates - Non-Investment Grade (cost $7,499,084)			7,056,838

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.7%
Risk Share Floating Rate – 5.6%
Bellemeade Re Ltd. Series 2019-1A, Class M2 7.72% (LIBOR 1 Month + 2.70%), 03/25/2029(a)(e)		139	139,587
Series 2019-4A, Class M2 7.87% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(e)		150	150,259
Series 2022-1, Class M1B 6.965% (SOFR + 2.15%), 01/26/2032(a)(e)		193	189,122
Series 2022-2, Class M1A 8.824% (SOFR + 4.00%), 09/27/2032(a)(e)		200	203,082
Connecticut Avenue Securities Trust Series 2019-R02, Class 1M2 7.32% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(e)		1	508

24 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-R03, Class 1M2 7.17% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(e)	U.S.$	1	$1,033
Series 2023-R01, Class 1M1 7.224% (SOFR + 2.40%), 12/25/2042(a)(e)		350	351,488
Series 2023-R02, Class 1M1 7.124% (SOFR + 2.30%), 01/25/2043(a)(e)		369	370,711
Eagle Re Ltd. Series 2021-2, Class M1B 6.865% (SOFR + 2.05%), 04/25/2034(a)(e)		150	149,212
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA1, Class M3 9.72% (LIBOR 1 Month + 4.70%), 03/25/2028(e)		74	76,756
Series 2019-DNA4, Class M2 6.97% (LIBOR 1 Month + 1.95%), 10/25/2049(a)(e)		2	1,635
Series 2020-DNA1, Class M2 6.72% (LIBOR 1 Month + 1.70%), 01/25/2050(a)(e)		24	23,495
Series 2021-DNA5, Class M2 6.465% (SOFR + 1.65%), 01/25/2034(a)(e)		59	58,373
Series 2021-DNA6, Class M2 6.315% (SOFR + 1.50%), 10/25/2041(a)(e)		150	144,469
Series 2021-DNA7, Class M1 5.665% (SOFR + 0.85%), 11/25/2041(a)(e)		203	200,673
Series 2021-DNA7, Class M2 6.615% (SOFR + 1.80%), 11/25/2041(a)(e)		225	215,447
Series 2021-HQA4, Class M1 5.765% (SOFR + 0.95%), 12/25/2041(a)(e)		223	215,102
Series 2022-DNA2, Class M1B 7.215% (SOFR + 2.40%), 02/25/2042(a)(e)		144	141,842
Series 2022-HQA1, Class M1B 8.315% (SOFR + 3.50%), 03/25/2042(a)(e)		20	20,236
Series 2022-HQA2, Class M1B 8.815% (SOFR + 4.00%), 07/25/2042(a)(e)		184	188,366
Series 2022-HQA3, Class M1A 7.115% (SOFR + 2.30%), 08/25/2042(a)(e)		132	132,709
Series 2023-DNA1, Class M1A 6.924% (SOFR + 2.10%), 03/25/2043(a)(e)		379	379,931
Series 2023-DNA2, Class M1A 6.899% (SOFR + 2.10%), 04/25/2043(a)(e)		120	120,298
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C02, Class 1M2 9.02% (LIBOR 1 Month + 4.00%), 05/25/2025(e)		16	16,719

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C03, Class 1M2 10.02% (LIBOR 1 Month + 5.00%), 07/25/2025(e)	U.S.$	19	$20,528
Series 2015-C04, Class 2M2 10.57% (LIBOR 1 Month + 5.55%), 04/25/2028(e)		2	2,352
Series 2016-C01, Class 2M2 11.97% (LIBOR 1 Month + 6.95%), 08/25/2028(e)		8	8,340
Series 2016-C04, Class 1B 15.27% (LIBOR 1 Month + 10.25%), 01/25/2029(e)		118	125,674
Series 2021-R02, Class 2M2 6.815% (SOFR + 2.00%), 11/25/2041(a)(e)		230	219,937
Series 2023-R03, Class 2M1 7.315% (SOFR + 2.50%), 04/25/2043(a)(e)		250	250,625
Home Re Ltd. Series 2020-1, Class M2 10.27% (LIBOR 1 Month + 5.25%), 10/25/2030(a)(e)		150	152,492
Series 2021-1, Class M1B 6.57% (LIBOR 1 Month + 1.55%), 07/25/2033(a)(e)		91	90,431
Oaktown Re II Ltd. Series 2018-1A, Class M1 6.57% (LIBOR 1 Month + 1.55%), 07/25/2028(a)(e)		19	18,772
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 7.768% (LIBOR 1 Month + 2.75%), 05/27/2023(a)(e)		27	26,871
Series 2019-3R, Class A 8.718% (LIBOR 1 Month + 3.70%), 11/27/2031(a)(e)		14	13,653
Radnor Re Ltd. Series 2019-1, Class M1B 6.97% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(e)		96	95,744
Series 2020-1, Class M1C 6.77% (LIBOR 1 Month + 1.75%), 01/25/2030(a)(e)		150	148,575
Triangle Re Ltd. Series 2021-3, Class M1A 6.715% (SOFR + 1.90%), 02/25/2034(a)(e)		92	91,575

			4,756,622

26 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Agency Fixed Rate – 0.1%
Federal Home Loan Mortgage Corp. REMICs Series 4913, Class IO 6.00%, 04/15/2041(g)	U.S.$	69	$14,002
Federal National Mortgage Association REMICs Series 2012-120, Class CI 3.50%, 12/25/2031(g)		107	3,269
Series 2016-26, Class IO 5.00%, 05/25/2046(g)		156	23,671
Series 2016-31, Class IO 5.00%, 06/25/2046(g)		208	32,631
Series 2016-64, Class BI 5.00%, 09/25/2046(g)		25	3,677

			77,250

Agency Floating Rate – 0.0%
Federal Home Loan Mortgage Corp. REMICs Series 4372, Class JS 1.152% (6.10% – LIBOR 1 Month), 08/15/2044(e)(h)		87	9,098
Federal National Mortgage Association REMICs Series 2012-17, Class ES 1.53% (6.55% – LIBOR 1 Month), 03/25/2041(e)(h)		66	2,663
Series 2012-17, Class SE 0.93% (5.95% – LIBOR 1 Month), 03/25/2042(e)(h)		64	8,550
Series 2019-25, Class SA 1.03% (6.05% – LIBOR 1 Month), 06/25/2049(e)(h)		43	5,000
Series 2019-42, Class SQ 1.03% (6.05% – LIBOR 1 Month), 08/25/2049(e)(h)		37	4,798

			30,109

Total Collateralized Mortgage Obligations (cost $4,874,774)			4,863,981

MORTGAGE PASS-THROUGHS – 4.4%
Agency Fixed Rate 30-Year – 4.4%
Uniform Mortgage-Backed Security Series 2023 4.50%, 05/12/2052, TBA (cost $3,750,254)		3,805	3,718,321

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

GOVERNMENTS - SOVEREIGN AGENCIES – 4.2%
Canada – 4.2%
Canada Housing Trust No. 1 1.95%, 12/15/2025(a) (cost $4,032,418)	CAD	5,065		$3,579,441

ASSET-BACKED SECURITIES – 3.3%
Other ABS - Fixed Rate – 1.9%
Affirm Asset Securitization Trust Series 2023-A, Class A 6.61%, 01/18/2028(a)	U.S.$	383		381,114
BHG Securitization Trust Series 2023-A, Class A 5.55%, 04/17/2036(a)		160		158,515
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT (62.813)%, 11/15/2044(i)		0	**	8
Dext ABS LLC Series 2023-1, Class A2 5.99%, 03/15/2032(a)		210		209,979
Lendmark Funding Trust Series 2023-1A, Class A 7.37%, 05/20/2033(a)		210		209,961
Pagaya AI Debt Trust Series 2023-1, Class A2 7.556%, 07/15/2030(a)		109		108,860
Series 2023-3, Class A 7.60%, 12/16/2030(a)		100		100,619
Theorem Funding Trust Series 2022-1A, Class A 1.85%, 02/15/2028(a)		74		72,502
Series 2022-3A, Class A 7.60%, 04/15/2029(a)		216		217,769
Series 2023-1A, Class A 7.58%, 04/15/2029(a)		200		200,224

				1,659,551

Autos - Fixed Rate – 1.4%
ACM Auto Trust Series 2023-1A, Class A 6.61%, 01/22/2030(a)		132		131,782
Exeter Automobile Receivables Trust Series 2018-4A, Class E 5.38%, 07/15/2025(a)		115		114,838
Series 2019-1A, Class E 5.20%, 01/15/2026(a)		40		39,825

28 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

FHF Trust Series 2023-1A, Class A2 6.57%, 06/15/2028(a)	U.S.$	210	$210,245
Foursight Capital Automobile Receivables Trust Series 2023-1, Class A2 5.43%, 10/15/2026(a)		180	179,007
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)		190	190,324
Tricolor Auto Securitization Trust Series 2023-1A, Class A 6.48%, 08/17/2026(a)		177	176,827
United Auto Credit Securitization Trust Series 2023-1, Class A 5.57%, 07/10/2025(a)		131	131,189
Westlake Automobile Receivables Trust Series 2019-2A, Class E 4.02%, 04/15/2025(a)		14	13,988

			1,188,025

Total Asset-Backed Securities (cost $2,854,504)			2,847,576

COLLATERALIZED LOAN OBLIGATIONS – 2.7%
CLO - Floating Rate – 2.7%
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 8.36% (LIBOR 3 Month + 3.10%), 04/15/2034(a)(e)		250	227,324
Dryden 98 CLO Ltd. Series 2022-98A, Class D 8.149% (SOFR + 3.10%), 04/20/2035(a)(e)		250	220,553
Galaxy 30 CLO Ltd. Series 2022-30A, Class D 8.336% (SOFR + 3.35%), 04/15/2035(a)(e)		250	224,154
New Mountain CLO 3 Ltd. Series CLO-3A, Class D 8.60% (LIBOR 3 Month + 3.35%), 10/20/2034(a)(e)		250	223,827
Palmer Square CLO Ltd. Series 2021-3A, Class D 8.21% (LIBOR 3 Month + 2.95%), 01/15/2035(a)(e)		250	230,866

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PPM CLO 5 Ltd. Series 2021-5A, Class D 8.312% (LIBOR 3 Month + 3.05%), 10/18/2034(a)(e)	U.S.$	250	$212,447
Regatta XX Funding Ltd. Series 2021-2A, Class D 8.36% (LIBOR 3 Month + 3.10%), 10/15/2034(a)(e)		250	233,641
Regatta XXIV Funding Ltd. Series 2021-5A, Class D 8.35% (LIBOR 3 Month + 3.10%), 01/20/2035(a)(e)		250	227,166
Rockford Tower CLO Ltd. Series 2021-2A, Class D 8.50% (LIBOR 3 Month + 3.25%), 07/20/2034(a)(e)		250	223,021
Sixth Street CLO XVII Ltd. Series 2021-17A, Class D 8.40% (LIBOR 3 Month + 3.15%), 01/20/2034(a)(e)		250	235,050

Total Collateralized Loan Obligations (cost $2,485,209)			2,258,049

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.5%
Non-Agency Fixed Rate CMBS – 2.2%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(a)		100	83,960
BANK Series 2020-BN28, Class XA 1.879%, 03/15/2063(g)		2,036	198,745
Series 2020-BN29, Class XA 1.442%, 11/15/2053(g)		981	71,835
Barclays Commercial Mortgage Trust Series 2019-C3, Class XA 1.469%, 05/15/2052(g)		960	57,925
BBCMS Mortgage Trust Series 2017-C1, Class XA 1.625%, 02/15/2050(g)		1,301	57,531
CD Mortgage Trust Series 2016-CD1, Class XA 1.499%, 08/10/2049(g)		1,498	48,710

30 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CFCRE Commercial Mortgage Trust Series 2016-C4, Class XA 1.767%, 05/10/2058(g)	U.S.$	82	$2,949
Series 2017-C8, Class XA 1.643%, 06/15/2050(g)		275	12,399
Citigroup Commercial Mortgage Trust Series 2017-P7, Class XA 1.265%, 04/14/2050(g)		815	27,650
Commercial Mortgage Trust Series 2012-CR5, Class C 4.483%, 12/10/2045(a)		60	55,831
Series 2014-CR16, Class D 5.08%, 04/10/2047(a)		100	85,175
Series 2016-DC2, Class XA 1.078%, 02/10/2049(g)		2,397	48,086
GS Mortgage Securities Trust Series 2013-GC13, Class D 4.207%, 07/10/2046(a)		100	39,999
Series 2016-GS3, Class XA 1.319%, 10/10/2049(g)		1,282	40,211
Series 2017-GS5, Class XA 0.975%, 03/10/2050(g)		1,414	36,150
Series 2017-GS7, Class XA 1.228%, 08/10/2050(g)		3,272	116,808
Series 2019-GC39, Class XA 1.279%, 05/10/2052(g)		4,631	205,787
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.701%, 08/15/2046(a)		75	32,344
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-LC9, Class G 3.902%, 12/15/2047(a)		100	68,015
Series 2013-LC11, Class B 3.499%, 04/15/2046		110	95,425
UBS Commercial Mortgage Trust Series 2017-C1, Class XA 1.687%, 06/15/2050(g)		1,044	49,355
Series 2017-C2, Class XA 1.222%, 08/15/2050(g)		2,020	72,711
Series 2018-C14, Class XA 1.058%, 12/15/2051(g)		811	31,314
Series 2018-C15, Class XA 1.069%, 12/15/2051(g)		594	23,038
Series 2019-C18, Class XA 1.148%, 12/15/2052(g)		1,257	56,105

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

UBS-Barclays Commercial Mortgage Trust Series 2013-C6, Class D 4.552%, 04/10/2046(a)	U.S.$	81	$66,280
Wells Fargo Commercial Mortgage Trust Series 2016-LC24, Class XA 1.749%, 10/15/2049(g)		776	32,505
Series 2018-C48, Class XA 1.109%, 01/15/2052(g)		763	30,685
Series 2019-C52, Class XA 1.749%, 08/15/2052(g)		931	66,150
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 4.991%, 06/15/2044(a)		60	51,433
Series 2011-C4, Class E 4.991%, 06/15/2044(a)		25	17,365

			1,882,476

Non-Agency Floating Rate CMBS – 0.3%
BFLD Trust Series 2019-DPLO, Class E 7.245% (SOFR + 2.35%), 10/15/2034(a)(e)		10	9,798
Great Wolf Trust Series 2019-WOLF, Class D 6.938% (SOFR + 2.05%), 12/15/2036(a)(e)		45	43,866
Morgan Stanley Capital I Trust Series 2019-BPR, Class D 9.198% (LIBOR 1 Month + 4.25%), 05/15/2036(a)(e)		133	121,777
Starwood Retail Property Trust Series 2014-STAR, Class A 6.418% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(e)		89	63,373

			238,814

Total Commercial Mortgage-Backed Securities (cost $2,345,025)			2,121,290

BANK LOANS – 1.2%
Industrial – 1.0%
Capital Goods – 0.1%
ACProducts Holdings, Inc. 9.409% (LIBOR 3 Month + 4.25%), 05/17/2028(j)		100	79,193
Chariot Buyer LLC 8.275% (LIBOR 1 Month + 3.25%), 11/03/2028(j)		10	9,569

			88,762

32 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.0%
Coral-US Co-Borrower LLC 7.948% (LIBOR 1 Month + 3.00%), 10/15/2029(j)	U.S.$	30	$29,470
Univision Communications, Inc. 7.775% (LIBOR 1 Month + 2.75%), 03/15/2024(j)		2	1,653

			31,123

Communications - Telecommunications – 0.1%
Crown Subsea Communications Holding, Inc. 9.668% (SOFR 1 Month + 4.75%), 04/27/2027(j)(k)		40	39,668
Directv Financing, LLC 10.025% (LIBOR 1 Month + 5.00%), 08/02/2027(j)		26	24,872
Zacapa SARL 8.898% (SOFR 3 Month + 4.00%), 03/22/2029(j)		43	41,947

			106,487

Consumer Cyclical - Entertainment – 0.2%
Seaworld Parks & Entertainment, Inc. 8.063% (LIBOR 1 Month + 3.00%), 08/25/2028(j)		141	140,151

Consumer Cyclical - Retailers – 0.0%
Restoration Hardware, Inc. 8.332% (SOFR 1 Month + 3.25%), 10/20/2028(j)		40	36,898

Consumer Non-Cyclical – 0.1%
Kronos Acquisition Holdings, Inc. 8.703% (LIBOR 3 Month + 3.75%), 12/22/2026(j)		39	38,074

Energy – 0.2%
GIP II Blue Holding, L.P. 9.659% (LIBOR 3 Month + 4.50%), 09/29/2028(j)		82	81,457
Parkway Generation, LLC 9.900% (SOFR 3 Month + 4.75%), 02/18/2029(j)		118	113,729

			195,186

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Other Industrial – 0.1%
American Tire Distributors, Inc. 11.488% (SOFR 3 Month + 6.25%), 10/20/2028(j)	U.S.$	60		$50,391
Rockwood Service Corporation 9.025% (LIBOR 1 Month + 4.00%), 01/23/2027(j)		3		2,975

				53,366

Technology – 0.2%
Amentum Government Services Holdings LLC 9.025% (LIBOR 1 Month + 4.00%), 01/29/2027(j)(k)		3		2,815
Ascend Learning, LLC 10.832% (SOFR 1 Month + 5.75%), 12/10/2029(j)		30		25,988
Banff Guarantor, Inc. 10.525% (LIBOR 1 Month + 5.50%), 02/27/2026(j)		10		9,646
Boxer Parent Company, Inc. 8.775% (LIBOR 1 Month + 3.75%), 10/02/2025(j)		27		26,388
Endurance International Group Holdings, Inc. 8.792% (LIBOR 3 Month + 3.50%), 02/10/2028(j)(k)		88		81,899
FINThrive Software Intermediate Holdings, Inc. 11.775% (LIBOR 1 Month + 6.75%), 12/17/2029(j)		20		14,025
Loyalty Ventures, Inc. 11.50% (PRIME 3 Month + 3.50%), 11/03/2027(j)(l)(m)		77		7,227
Peraton Corp. 8.832% (SOFR 1 Month + 3.75%), 02/01/2028(j)		19		18,825
Presidio Holdings, Inc.
8.582% (SOFR 1 Month + 3.50%), 01/22/2027(j)		0	**	344
8.645% (SOFR 3 Month + 3.50%), 01/22/2027(j)		9		8,816

				195,973

				886,020

Financial Institutions – 0.2%
Finance – 0.1%
Orbit Private Holdings I Ltd. 9.541% (SOFR 6 Month + 4.50%), 12/11/2028(j)		30		29,588

34 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Insurance – 0.1%
Asurion, LLC 9.332% (SOFR 1 Month + 4.25%), 08/19/2028(j)	U.S.$	70	$64,960
Cross Financial Corp. 9.063% (LIBOR 1 Month + 4.00%), 09/15/2027(j)		49	48,880

			113,840

			143,428

Utility – 0.0%
Electric – 0.0%
Granite Generation LLC 8.775% (LIBOR 1 Month + 3.75%), 11/09/2026(j)		24	22,347

Total Bank Loans (cost $1,175,484)			1,051,795

EMERGING MARKETS - CORPORATE BONDS – 0.9%
Industrial – 0.9%
Basic – 0.1%
Eldorado Gold Corp. 6.25%, 09/01/2029(a)		28	26,040
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		41	30,976

			57,016

Capital Goods – 0.1%
Embraer Netherlands Finance BV 5.40%, 02/01/2027		115	110,687

Consumer Cyclical - Other – 0.3%
Wynn Macau Ltd. 5.50%, 01/15/2026(a)		300	277,875

Consumer Non-Cyclical – 0.0%
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25%, 04/27/2029(a)		21	19,593

Energy – 0.4%
Acu Petroleo Luxembourg SARL 7.50%, 01/13/2032(a)		248	215,827
Leviathan Bond Ltd. 5.75%, 06/30/2023(a)		26	25,811

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.125%, 06/30/2025(a)	U.S.$	23	$22,183
6.50%, 06/30/2027(a)		30	28,412

			292,233

Total Emerging Markets - Corporate Bonds (cost $760,483)			757,404

EMERGING MARKETS - SOVEREIGNS – 0.5%
Angola – 0.2%
Angolan Government International Bond 9.50%, 11/12/2025(a)		200	197,350

Ecuador – 0.0%
Ecuador Government International Bond 2.50%, 07/31/2035(a)(f)		21	7,809

El Salvador – 0.1%
El Salvador Government International Bond 8.625%, 02/28/2029(a)		90	52,110

Ivory Coast – 0.1%
Ivory Coast Government International Bond 5.875%, 10/17/2031(a)	EUR	100	89,481

Lebanon – 0.0%
Lebanon Government International Bond 6.10%, 10/04/2022(a)(l)(n)	U.S.$	16	923

Senegal – 0.1%
Senegal Government International Bond 4.75%, 03/13/2028(a)	EUR	100	90,962

Ukraine – 0.0%
Ukraine Government International Bond 7.75%, 09/01/2027(a)(f)	U.S.$	100	17,269

Total Emerging Markets - Sovereigns (cost $675,646)			455,904

QUASI-SOVEREIGNS – 0.3%
Quasi-Sovereign Bonds – 0.3%
Mexico – 0.3%
Comision Federal de Electricidad 4.688%, 05/15/2029(a)		200	180,038
Petroleos Mexicanos 5.35%, 02/12/2028		32	26,526

			206,564

36 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ukraine – 0.0%
State Agency of Roads of Ukraine 6.25%, 06/24/2030(f)(i)	U.S.$	200	$32,100

Total Quasi-Sovereigns (cost $408,920)			238,664

		Shares
WARRANTS – 0.0%
Athabasca Oil Corp., expiring 11/01/2026(k)(l) (cost $0)		50	93

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 3.4%
U.S. Treasury Bills – 2.9%
U.S. Treasury Bill Zero Coupon, 07/27/2023	U.S.$	511	504,758
Zero Coupon, 08/10/2023		901	888,659
Zero Coupon, 09/14/2023		188	184,846
Zero Coupon, 09/28/2023		927	908,696

Total U.S. Treasury Bills (cost $2,488,550)			2,486,959

		Shares
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.74%(o)(p)(q) (cost $447,251)		447,251	447,251

Total Short-Term Investments (cost $2,935,801)			2,934,210

Total Investments – 110.6% (cost $96,795,574)			94,222,985
Other assets less liabilities – (10.6)%			(9,028,175)

Net Assets – 100.0%			$85,194,810

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	12	June 2023	$1,316,906	$2,750

Sold Contracts
10 Yr Canadian Bond Futures	9	June 2023	837,524	(33,426)
Euro-BOBL Futures	5	June 2023	649,956	(15,487)
Euro-Schatz Futures	2	June 2023	232,887	(2,129)
U.S. 10 Yr Ultra Futures	10	June 2023	1,214,531	(23,936)
U.S. T-Note 2 Yr (CBT) Futures	13	June 2023	2,680,133	(25,814)
U.S. T-Note 10 Yr (CBT) Futures	37	June 2023	4,262,516	(129,434)

				$(227,476)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	EUR	1,404	USD	1,495	05/11/2023	$(52,707)
Morgan Stanley Capital Services, Inc.	CAD	4,872	USD	3,571	06/09/2023	(27,519)
State Street Bank & Trust Co.	USD	293	EUR	275	05/11/2023	9,401
State Street Bank & Trust Co.	GBP	111	USD	136	05/24/2023	(3,197)
State Street Bank & Trust Co.	NZD	78	USD	48	06/22/2023	163

						$(73,859)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAHY Series 40, 5 Year Index, 06/20/2028*	5.00%	Quarterly	4.65%	USD	3,899	$76,370	$32,428	$43,942
iTraxxx Xover Series 39, 5 Year Index, 06/20/2028*	5.00	Quarterly	4.34	EUR	638	22,495	(3,293)	25,788

						$98,865	$29,135	$69,730

*	Termination date

38 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	286	$(59,057)	$(99,558)	$40,501
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	15	(3,071)	(3,421)	350
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	10	(2,126)	(2,392)	266
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	11	(2,244)	(2,500)	256
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	6	(1,181)	(1,435)	254
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	14	(2,834)	(1,103)	(1,731)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	21	(4,252)	(1,646)	(2,606)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	30	(6,260)	(1,771)	(4,489)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	45	(9,331)	(2,621)	(6,710)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	138	(22,294)	(4,128)	(18,166)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	89	(18,426)	(18,218)	(208)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	14	(2,835)	(1,098)	(1,737)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	229	(47,246)	(26,811)	(20,435)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	7	(1,417)	(549)	(868)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	154	(24,789)	(14,766)	(10,023)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2	(354)	(98)	(256)

						$(207,717)	$(182,115)	$(25,602)

*	Termination date

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International Markit iBoxx USD Contingent Convertible Liquid Developed Markets AT1 Index TRI	1 Day SOFR	Maturity	USD	130	06/20/2023	$(21,318)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at April 30, 2023
HSBC Securities (USA), Inc.†	4.94%	—	$4,552,460
HSBC Securities (USA), Inc.†	4.94%	—	3,043,405
HSBC Securities (USA), Inc.†	4.94%	—	1,719,125

			$9,314,990

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2023.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days		31-90 Days		Greater than 90 Days		Total
Governments – Treasuries	$9,314,990	$	– 0 –	$	– 0 –	$	– 0 –	$9,314,990

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2023, the aggregate market value of these securities amounted to $27,364,336 or 32.1% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2023.

(f)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2023.

(g)	IO – Interest Only.

(h)	Inverse interest only security.

40 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(i)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.04% of net assets as of April 30, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT (62.813)%, 11/15/2044	10/09/2019	$8	$8	0.00%
State Agency of Roads of Ukraine 6.25%, 06/24/2030	06/24/2021	200,000	32,100	0.04%

(j)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at April 30, 2023.

(k)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(l)	Non-income producing security.

(m)	Defaulted.

(n)	Defaulted matured security.

(o)	Affiliated investments.

(p)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(q)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

NZD – New Zealand Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

TBA – To Be Announced

See notes to financial statements.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 41

STATEMENT OF ASSETS & LIABILITIES

April 30, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $96,348,323)	$93,775,734
Affiliated issuers (cost $447,251)	447,251
Cash	11,245
Cash collateral due from broker	613,976
Foreign currencies, at value (cost $10,002)	10,085
Receivable for investment securities sold	2,003,234
Receivable for capital stock sold	1,660,290
Interest receivable	988,789
Receivable for variation margin on centrally cleared swaps	14,472
Unrealized appreciation on forward currency exchange contracts	9,564
Affiliated dividends receivable	1,078
Receivable due from Adviser	707

Total assets	99,536,425

Liabilities
Payable for reverse repurchase agreements	9,314,990
Payable for investment securities purchased	4,475,218
Market value on credit default swaps (net premiums received $182,115)	207,717
Dividends payable	89,092
Unrealized depreciation on forward currency exchange contracts	83,423
Payable for variation margin on futures	32,891
Unrealized depreciation on total return swaps	21,318
Payable for capital stock redeemed	7,035
Foreign capital gains tax payable	1,976
Directors’ fees payable	1,558
Transfer Agent fee payable	1,453
Distribution fee payable	628
Accrued expenses	104,316

Total liabilities	14,341,615

Net Assets	$85,194,810

Composition of Net Assets
Capital stock, at par	$9,593
Additional paid-in capital	92,004,799
Accumulated loss	(6,819,582)

Net Assets	$85,194,810

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$3,267,095	367,532	$8.89	*

C	$205,169	23,099	$8.88

Advisor	$81,722,546	9,202,588	$8.88

*	The maximum offering price per share for Class A shares was $9.09 which reflects a sales charge of 2.25%.

See notes to financial statements.

42 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2023 (unaudited)

Investment Income
Interest	$1,743,131
Dividends—Affiliated issuers	14,685
Other income	150	$1,757,966

Expenses
Advisory fee (see Note B)	126,790
Distribution fee—Class A	3,211
Distribution fee—Class C	1,258
Transfer agency—Class A	661
Transfer agency—Class C	67
Transfer agency—Advisor Class	13,932
Custody and accounting	53,195
Administrative	50,882
Audit and tax	29,400
Registration fees	24,240
Legal	22,661
Printing	11,861
Directors’ fees	8,978
Miscellaneous	6,384

Total expenses before interest/bank overdraft expense	353,520
Interest/bank overdraft expense	223,207

Total expenses	576,727
Less: expenses waived and reimbursed by the Adviser (see Note B)	(186,386)

Net expenses		390,341

Net investment income		1,367,625

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(3,774,688)
Forward currency exchange contracts		(4,851)
Futures		739,472
Swaps		560,020
Foreign currency transactions		(142,946)
Net change in unrealized appreciation (depreciation) of:
Investments		5,750,487
Forward currency exchange contracts		(39,753)
Futures		(845,897)
Swaps		(176,979)
Foreign currency denominated assets and liabilities		24,404

Net gain on investment and foreign currency transactions		2,089,269

Net Increase in Net Assets from Operations		$3,456,894

See notes to financial statements.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 43

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2023 (unaudited)		Year Ended October 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,367,625		$1,287,861
Net realized loss on investment and foreign currency transactions	(2,622,993)		(345,257)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	4,712,262		(6,635,271)
Contributions from Affiliates (see Note B)	– 0	–	7,236

Net increase (decrease) in net assets from operations	3,456,894		(5,685,431)
Distributions to Shareholders
Class A	(86,162)		(173,022)
Class C	(6,128)		(17,051)
Advisor Class	(1,878,640)		(2,076,356)
Capital Stock Transactions
Net increase	14,081,128		14,728,932

Total increase	15,567,092		6,777,072
Net Assets
Beginning of period	69,627,718		62,850,646

End of period	$85,194,810		$69,627,718

See notes to financial statements.

44 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

STATEMENT OF CASH FLOWS

For the six months ended April 30, 2023 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations		$3,456,894
Reconciliation of net increase in net assets from operations to net decrease in cash from operating activities
Purchases of long-term investments	$(80,297,736)
Purchases of short-term investments	(28,615,656)
Proceeds from disposition of long-term investments	75,359,699
Proceeds from disposition of short-term investments	26,624,891
Net realized loss on investment transactions and foreign currency transactions	2,622,993
Net realized loss on forward currency exchange contracts	(4,851)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(4,712,262)
Net accretion of bond discount and amortization of bond premium	206,149
Increase in receivable for investments sold	(1,927,560)
Increase in interest receivable	(225,754)
Decrease in affiliated dividends receivable	69
Decrease in receivable due from Adviser	18,044
Decrease in cash collateral due from broker	358,692
Increase in payable for investments purchased	1,921,153
Decrease in Transfer Agent fee payable	(40)
Decrease in distribution fee payable	(295)
Increase in Directors’ fee payable	32
Decrease in accrued expenses	(54,123)
Payments on swaps, net	(100,035)
Proceeds for exchange-traded derivatives settlements, net	284,629

Total adjustments		(8,541,961)

Net cash provided by (used in) operating activities		(5,085,067)
Cash flows from financing activities
Subscriptions of capital stock, net	11,467,730
Cash dividends paid (net of dividend reinvestments)†	(535,248)
Repayment of reverse repurchase agreements	(5,748,316)

Net cash provided by (used in) financing activities		5,184,166
Effect of exchange rate on cash		(118,542)

Net decrease in cash		(19,443)
Cash at beginning of period		40,773

Cash at end of period		$21,330

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$1,394,677
Interest expense paid during the period	$218,898

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 45

NOTES TO FINANCIAL STATEMENTS

April 30, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Short Duration Income Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Effective March 7, 2022, the maximum sales charge for purchases of Class A shares was reduced from 4.25% to 2.25% and purchases in amounts of $500,000 or more, or by certain group retirement plans, may have been subject to a 1%, 18-month contingent deferred sales charge, which may have been subject to waiver in certain circumstances. Prior to March 7, 2022, purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, which may be subject to waiver in certain circumstances. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are

46 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 47

NOTES TO FINANCIAL STATEMENTS (continued)

counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

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Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2023:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$51,157,747		$	– 0	–	$51,157,747
Corporates – Investment Grade		– 0	–	11,181,672			– 0	–	11,181,672
Corporates – Non-Investment Grade		– 0	–	7,056,838			– 0	–	7,056,838
Collateralized Mortgage Obligations		– 0	–	4,863,981			– 0	–	4,863,981
Mortgage Pass-Throughs		– 0	–	3,718,321			– 0	–	3,718,321
Governments – Sovereign Agencies		– 0	–	3,579,441			– 0	–	3,579,441
Asset-Backed Securities		209,961		2,637,615			– 0	–	2,847,576
Collateralized Loan Obligations		– 0	–	2,258,049			– 0	–	2,258,049
Commercial Mortgage-Backed Securities		– 0	–	2,121,290			– 0	–	2,121,290
Bank Loans		– 0	–	927,413			124,382		1,051,795
Emerging Markets – Corporate Bonds		– 0	–	757,404			– 0	–	757,404
Emerging Markets – Sovereigns		– 0	–	455,904			– 0	–	455,904
Quasi-Sovereigns		– 0	–	238,664			– 0	–	238,664
Warrants		– 0	–	– 0	–		93		93
Short-Term Investments:
U.S. Treasury Bills		– 0	–	2,486,959			– 0	–	2,486,959
Investment Companies		447,251		– 0	–		– 0	–	447,251

Total Investments in Securities		657,212		93,441,298			124,475		94,222,985
Other Financial Instruments(a):
Assets:
Futures		2,750		– 0	–		– 0	–	2,750	(b)
Forward Currency Exchange Contracts		– 0	–	9,564			– 0	–	9,564
Centrally Cleared Credit Default Swaps		– 0	–	98,865			– 0	–	98,865	(b)
Liabilities:
Futures		(230,226)		– 0	–		– 0	–	(230,226	)(b)
Forward Currency Exchange Contracts		– 0	–	(83,423)			– 0	–	(83,423)
Credit Default Swaps		– 0	–	(207,717)			– 0	–	(207,717)
Total Return Swaps		– 0	–	(21,318)			– 0	–	(21,318)
Reverse Repurchase Agreements		(9,314,990)		– 0	–		– 0	–	(9,314,990)

Total		$(8,885,254)		$93,237,269			$124,475		$84,476,490

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

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(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior two tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily.

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Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .35% of the first $2.5 billion of the Fund’s average daily net assets and .30% of the excess over $2.5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .65%, 1.45% and .45% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the six months ended April 30, 2023, such reimbursement/waivers amounted to $135,152. The Expense Caps may not be terminated by the Adviser before January 31, 2024. Any

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fees waived and expenses borne by the Adviser through January 20, 2021 may be reimbursed by Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $63,883 for the year ended October 31, 2021. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentage set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2023, the Adviser voluntarily agreed to waive such fees in the amount of $50,882.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $8,998 for the six months ended April 30, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $557 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive ..10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2023, such waiver amounted to $352.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2023 is as follows:

Fund	Market Value 10/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$921	$24,535	$25,009	$447	$15

During the year ended October 31, 2022, the Adviser reimbursed the Fund $7,236 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .20% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,106 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$14,141,835	$10,127,030
U.S. government securities	66,145,961	64,553,195

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The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$564,880
Gross unrealized depreciation	(3,415,994)

Net unrealized depreciation	$(2,851,114)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2023, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2023, the Fund held forward currency exchange contracts for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value

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and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the

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Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2023, the Fund held interest rate swaps for non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of

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protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2023, the Fund held credit default swaps for non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced

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asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2023, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$2,750	*	Payable for variation margin on futures	$230,226	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	69,730	*

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$9,564	Unrealized depreciation on forward currency exchange contracts	$83,423

Credit contracts			Market value on credit default swaps	207,717

Credit contracts			Unrealized depreciation on total return swaps	21,318

Total		$82,044		$542,684

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$739,472	$(845,897)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(4,851)	(39,753)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(10,060)	10,611

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	570,080	(187,590)

Total		$1,294,641	$(1,062,629)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2023:

Futures:
Average notional amount of buy contracts	$1,517,249	(a)
Average notional amount of sale contracts	$11,814,466
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$252,462	(a)
Average principal amount of sale contracts	$5,200,780
Centrally Cleared Interest Rate Swaps:
Average notional amount	$763,258	(a)
Credit Default Swaps:
Average notional amount of sale contracts	$1,283,867
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$5,953,205
Total Return Swaps:
Average notional amount	$150,000

(a)	Positions were open for four months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
State Street Bank & Trust Co.	$9,564	$(3,197)		$	– 0	–	$	– 0	–	$6,367

Total	$9,564	$(3,197)		$	– 0	–	$	– 0	–	$6,367	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$52,707	$ – 0	–	$	– 0	–	$	– 0	–	$52,707
Citigroup Global Markets, Inc.	90,356	– 0	–		– 0	–		(90,356)		– 0	–
Credit Suisse International	22,294	– 0	–		– 0	–		(22,294)		– 0	–
Goldman Sachs International	89,825	– 0	–		– 0	–		– 0	–	89,825

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
JPMorgan Securities, LLC	$1,417	$	– 0	–	$	– 0	–	$	– 0	–	$1,417
Morgan Stanley Capital Services, Inc./Morgan Stanley & Co. International PLC	52,662		– 0	–		– 0	–		– 0	–	52,662
State Street Bank & Trust Co.	3,197		(3,197)			– 0	–		– 0	–	– 0	–

Total	$312,458		$(3,197)		$	– 0	–		$(112,650)		$196,611	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended April 30, 2023, the Fund earned drop income of $3,807 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2023, the average amount of reverse repurchase agreements outstanding was $10,237,475 and the daily weighted average interest rate was 5.18%. At April 30, 2023, the Fund had reverse repurchase agreements outstanding in the amount of $9,314,990 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2023:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
HSBC Securities (USA), Inc.	$9,314,990	$(7,630,139)	$1,684,851

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022

Class A
Shares sold	33,828	159,760	$299,905	$1,490,085

Shares issued in reinvestment of dividends and distributions	7,147	15,651	63,348	147,338

Shares redeemed	(175,147)	(231,832)	(1,545,977)	(2,212,710)

Net decrease	(134,172)	(56,421)	$(1,182,724)	$(575,287)

Class C
Shares sold	1,857	1,337	$16,467	$12,177

Shares issued in reinvestment of dividends and distributions	585	1,520	5,183	14,464

Shares redeemed	(12,958)	(43,026)	(115,625)	(389,257)

Net decrease	(10,516)	(40,169)	$(93,975)	$(362,616)

Advisor Class
Shares sold	3,700,104	3,459,154	$32,818,195	$31,395,603

Shares issued in reinvestment of dividends and distributions	149,717	93,772	1,326,146	881,855

Shares redeemed	(2,122,690)	(1,797,996)	(18,786,514)	(16,610,623)

Net increase	1,727,131	1,754,930	$15,357,827	$15,666,835

At April 30, 2023, the Adviser owns approximately 26% of the Fund’s outstanding shares. At April 30, 2023, certain unaffiliated shareholders of the Fund owned 29% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

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Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates,

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issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting

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NOTES TO FINANCIAL STATEMENTS (continued)

the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates

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could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2023.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2023 will be determined at the end of the current fiscal year.

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$1,979,832	$1,558,732
Net long-term capital gains	286,597	– 0	–

Total taxable distributions paid	$2,266,429	$1,558,732

As of October 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$421,621
Accumulated capital and other losses	(540,216	)(a)
Unrealized appreciation (depreciation)	(8,134,289	)(b)

Total accumulated earnings (deficit)	$(8,252,884	)(c)

(a)	As of October 31, 2022, the Fund had a net capital loss carryforward of $540,216.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2022, the Fund had a net short-term capital loss carryforward of $492,757 and a net long-term capital loss carryforward of $47,459, which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

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NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,	December 12 2018(a) to October 31, 2019
2022	2021	2020

Net asset value, beginning of period	$ 8.70	$ 9.90	$ 9.95	$ 10.35	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.15	.18	.22	.23	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28	(1.05)	.02	(d)	(.28	)(d)	.42

Contributions from Affiliates	– 0	–	.00	(e)	– 0	–	– 0	–	– 0	–

Capital contributions	– 0	–	– 0	–	– 0	–	.16	– 0	–

Net increase (decrease) in net asset value from operations	.43	(.87)	.24	.11	.70

Less: Dividends and Distributions

Dividends from net investment income	(.24)	(.22)	(.29)	(.38)	(.35)

Distributions from net realized gain on investment transactions	– 0	–	(.11)	– 0	–	(.13)	– 0	–

Total dividends and distributions	(.24)	(.33)	(.29)	(.51)	(.35)

Net asset value, end of period	$ 8.89	$ 8.70	$ 9.90	$ 9.95	$ 10.35

Total Return

Total investment return based on net asset value(f)	5.01%	(8.94)%	2.37%	1.17%	7.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,267	$4,364	$5,528	$371	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)	1.29	%^	.95%	.68%	.68%	.70	%^

Expenses, before waivers/reimbursements(g)	1.81	%^	1.66%	1.26%	1.77%	3.18	%^

Net investment income(c)	3.47	%^	1.95%	2.24%	2.28%	3.14	%^

Portfolio turnover rate*	90%	60%	163%	336%	178%

Portfolio turnover rate (including securities sold short)*	N/A	N/A	N/A	336%	181%

See footnote summary on page 75.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2023 (unaudited)		Year Ended October 31,					December 12 2018(a) to October 31, 2019
			2022	2021		2020

Net asset value, beginning of period	$ 8.69		$ 9.89	$ 9.95		$ 10.34		$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.12		.10	.15		.09		.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28		(1.04)	.00	(d)(e)	(.04	)(d)	.41

Contributions from Affiliates	– 0	–	.00 (e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.40		(.94)	.15		.05		.62

Less: Dividends and Distributions

Dividends from net investment income	(.21)		(.15)	(.21)		(.31)		(.28)

Distributions from net realized gain on investment transactions	– 0	–	(.11)	– 0	–	(.13)		– 0	–

Total dividends and distributions	(.21)		(.26)	(.21)		(.44)		(.28)

Net asset value, end of period	$ 8.88		$ 8.69	$ 9.89		$ 9.95		$ 10.34

Total Return

Total investment return based on net asset value(f)	4.72%		(9.67)%	1.46%		.51%		6.23%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$205		$292	$730		$730		$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)	2.08	%^	1.71%	1.47%		1.48%		1.49	%^

Expenses, before waivers/reimbursements(g)	2.61	%^	2.42%	2.19%		2.57%		4.02	%^

Net investment income(c)	2.66	%^	1.10%	1.53%		.93%		2.34	%^

Portfolio turnover rate*	90%		60%	163%		336%		178%

Portfolio turnover rate (including securities sold short)*	N/A		N/A	N/A		336%		181%
See footnote summary on page 75.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2023 (unaudited)		Year Ended October 31,					December 12 2018(a) to October 31, 2019
			2022	2021		2020

Net asset value, beginning of period	$ 8.69		$ 9.89	$ 9.95		$ 10.35		$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.17		.20	.25		.21		.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.27		(1.05)	.00	(d)(e)	(.08	)(d)	.41

Contributions from Affiliates	– 0	–	.00 (e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.44		(.85)	.25		.13		.71

Less: Dividends and Distributions

Dividends from net investment income	(.25)		(.24)	(.31)		(.40)		(.36)

Distributions from net realized gain on investment transactions	– 0	–	(.11)	– 0	–	(.13)		– 0	–

Total dividends and distributions	(.25)		(.35)	(.31)		(.53)		(.36)

Net asset value, end of period	$ 8.88		$ 8.69	$ 9.89		$ 9.95		$ 10.35

Total Return

Total investment return based on net asset value(f)	5.12%		(8.76)%	2.48%		1.34%		7.25%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$81,723		$64,972	$56,593		$41,681		$15,498

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)	1.06	%^	.77%	.47%		.48%		.49	%^

Expenses, before waivers/reimbursements(g)	1.58	%^	1.48%	1.18%		1.68%		2.99	%^

Net investment income(c)	3.79	%^	2.17%	2.52%		2.13%		3.31	%^

Portfolio turnover rate*	90%		60%	163%		336%		178%

Portfolio turnover rate (including securities sold short)*	N/A		N/A	N/A		336%		181%

See footnote summary on page 75.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(e)	Amount is less than $.005.

(f)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)	The expense ratios presented below exclude interest/bank overdraft expense:

	Six Months Ended April 30, 2023 (unaudited)		Year Ended October 31,			December 12, 2018(a) to October 31, 2019
			2022	2021	2020

Class A
Net of waivers/reimbursements	.65	%^	.65%	.65%	.65%	.65	%^
Before waivers/reimbursements	1.17	%^	1.35%	1.23%	1.73%	3.13	%^
Class C
Net of waivers/reimbursements	1.45	%^	1.45%	1.45%	1.45%	1.45	%^
Before waivers/reimbursements	1.98	%^	2.16%	2.18%	2.54%	3.97	%^
Advisor Class
Net of waivers/reimbursements	.45	%^	.45%	.45%	.45%	.45	%^
Before waivers/reimbursements	.96	%^	1.16%	1.16%	1.64%	2.95	%^

^	Annualized.

*	The Fund accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

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BOARD OF DIRECTORS

Garry Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Scott A. DiMaggio(2), Vice President Gershon M. Distenfeld(2), Vice President Fahd Malik(2), Vice President Matthew S. Sheridan(2), Vice President William Smith(2), Vice President	Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Short Duration Income Investment Team. Messrs. DiMaggio, Distenfeld, Malik, Smith and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Short Duration Income Portfolio (the “Fund”) at a meeting held in-person on November 1-3, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters

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as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser had not requested any reimbursements from the Fund since the Fund’s inception. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3- year periods ended July 31, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted it was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President

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and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains a breakpoint that reduces the fee rate on assets above a specified level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed the breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

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Income Fund

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Short Duration Portfolio

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Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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AB SHORT DURATION INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SDI-0152-0423

APR    04.30.23

SEMI-ANNUAL REPORT

AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Sustainable Thematic Credit Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 6, 2023

This report provides management’s discussion of fund performance for the AB Sustainable Thematic Credit Portfolio for the semi-annual reporting period ended April 30, 2023.

The Fund’s investment objective is to maximize total return through current income and long-term capital appreciation.

NAV RETURNS AS OF APRIL 30, 2023 (unaudited)

	6 Months	12 Months

AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO

Class A Shares	8.89%	-1.07%

Advisor Class Shares[1]	9.02%	-0.83%

Bloomberg US Corporate Bond Index	9.21%	0.68%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg US Corporate Bond Index, for the six- and 12-month periods ended April 30, 2023.

During the six-month period, all share classes underperformed the benchmark, before sales charges. Sector allocation detracted, relative to the benchmark, primarily driven by off-benchmark exposure to high-yield corporate bonds. The underperformance was partially offset by a gain from off-benchmark exposure to eurozone investment-grade corporates, which contributed. Overall security selection was a contributor over the period, led by selection within the banking, telecommunications and electric industries. The Fund’s duration and yield-curve positioning had an overall positive impact on performance.

During the 12-month period, all share classes underperformed the benchmark, before sales charges. The Fund entered the market sell-off period in 2022 with higher risk levels than its benchmark, as it is designed to generate higher yield carry than the index. In a risk-averse market environment, this risk posture hampered relative returns. The Fund’s sector allocation was the biggest detractor over the period, driven by off-benchmark high-yield corporate bond exposure. A small off-benchmark allocation to emerging-market corporate bonds and euro-denominated

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investment-grade bonds also had a negative impact on performance. In terms of security selection, consumer noncyclical, banking and real estate investment trusts detracted, and was partially offset by selection within telecommunications and basic industries. Overall duration and yield-curve positioning had a negative impact on performance over the period.

The Fund used derivatives in the form of futures and currency forwards for hedging purposes, which had no material impact on absolute returns for either period.

MARKET REVIEW AND INVESTMENT STRATEGY

During the six-month period ended April 30, 2023, fixed-income government bond market yields were volatile after peaking in October, as investors adjusted their expectations for inflation, growth and central bank tightening. Some major developed-market central banks started to reduce rate hikes toward the end of the period and pause further hikes as overall inflation began to fall. Stress in the global banking sector caused yields to fall sharply in March. Falling yields during the period led all major developed-market treasuries to post positive returns except in the UK. In corporate credit-risk sectors, investment-grade and high-yield corporates outperformed developed-market treasury markets by a wide margin. Corporate bonds in the US and eurozone also outperformed respective treasuries. Emerging-market hard-currency sovereign and corporate bonds hedged to the US dollar, as well as local-currency bonds, led risk sector returns as the US dollar fell against the vast majority of developed- and emerging-market currencies. Brent crude oil prices fell on global growth concerns.

Calendar year 2022 was one of the worst on record for bond markets. The main economic factors driving markets were centered around stronger-than-expected inflation, which hit multi-decade highs, and the hawkish monetary policy response. Investors had also to deal with geopolitical turmoil, since Russia’s invasion of Ukraine led to massive spikes in energy and food prices that particularly hit emerging-market economies. Amid this backdrop, fixed-income markets delivered strongly negative returns.

The Fund’s Senior Investment Management Team (the “Team”) seeks to maximize total return through investments that benefit society and the environment. The Team employs top-down and bottom-up investment processes with the goal of identifying securities that fit into sustainable investment themes, such as health, climate and empowerment. The Team’s approach to building a sustainable portfolio with attractive financial return potential has been to align with the United Nations Sustainable Development Goals (“SDGs”), which 193 nations have committed to advancing. The Team invests primarily in investment-grade corporate bonds from US issuers, but may also invest in non-US issuers and high-yield bonds.

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INVESTMENT POLICIES

The Fund seeks to achieve its investment objective by investing primarily in fixed-income securities of corporate issuers whose business activities the Adviser believes position the issuer to benefit from certain sustainable investment themes that align with one or more of the United Nations SDGs. These themes principally include the advancement of health, climate, and empowerment. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in fixed-income securities of corporate issuers that satisfy the Fund’s sustainability criteria. An issuer that derives at least 25% of its total revenues from activities consistent with the achievement of the SDGs meets such criteria, although many of the issuers in which the Fund invests will derive a much greater portion of their revenues from such activities.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its internal research and analysis, securities and issuers that fit into sustainable investment themes. First, the Adviser identifies through its top-down process the sustainable investment themes. In addition to this top-down thematic approach, the Adviser then uses a bottom-up analysis of individual bond issues that focuses on the use of proceeds, issuer fundamentals and valuation and on evaluating an issuer’s risks, including those related to environmental, social and governance (“ESG”) factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply chain management and community impact. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. While the Adviser emphasizes focusing on individual issuers with favorable ESG attributes over the use of broad-based negative screens (e.g., disqualifying business activities) in assessing an issuer’s exposure to ESG factors, the Fund will not invest in companies that derive significant revenue from involvement in adult entertainment, alcohol, coal, controversial weapons, firearms, gambling, genetically modified organisms, military contracting, prisons, or tobacco. The Fund also typically invests in ESG bond structures, including “Use of Proceeds” bonds, which are instruments the proceeds of which are specifically earmarked for environmental, social or sustainability projects.

The Fund may invest up to 20% of its net assets in securities rated below investment grade (“junk bonds”). The Fund may invest up to 30% of its net assets in securities denominated in currencies other

(continued on next page)

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than the US dollar. Foreign investments may include securities issued by emerging-market companies and governments. The Adviser expects under normal circumstances to hedge the majority of the Fund’s foreign currency exposure through the use of currency-related derivatives, although it is not required to do so.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use interest rate futures contracts or swaps to manage the Fund’s average duration and may, as noted above, use currency-related derivatives to hedge foreign currency exposure.

The Adviser may use derivatives to effectively leverage the Fund by creating aggregate market exposure significantly in excess of the Fund’s net assets.

The Fund is “non-diversified.”

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Corporate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Corporate Bond Index measures the investment-grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by US and non-US industrial, utility and financial issuers. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG factors and “sustainability” criteria are not uniformly defined, and may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its

6 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

8 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 9

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			4.16%

1 Year	-1.07%	-5.25%

Since Inception[2]	-6.71%	-8.72%

ADVISOR CLASS SHARES[3]			4.56%

1 Year	-0.83%	-0.83%

Since Inception[2]	-6.47%	-6.47%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.97% and 0.72% for Class A and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense and extraordinary expenses, to 0.85% and 0.60% for Class A and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2024. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s covered operating expenses to exceed the applicable expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2023.

2	Inception date: 5/10/2021.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-11.48%

Since Inception[1]	-9.44%

ADVISOR CLASS SHARES[2]

1 Year	-7.29%

Since Inception[1]	-7.12%

1	Inception date: 5/10/2021.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,088.90	$4.40	0.85%
Hypothetical**	$1,000	$1,020.58	$4.26	0.85%
Advisor Class
Actual	$1,000	$1,090.20	$3.11	0.60%
Hypothetical**	$1,000	$1,021.82	$3.01	0.60%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

April 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $214.5

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 13

PORTFOLIO SUMMARY (continued)

April 30, 2023 (unaudited)

1

The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.4% or less in the following: Australia, Belgium, Chile, India, Peru, South Korea, Sweden and Switzerland.

14 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

April 30, 2023 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 94.6%
Industrial – 52.5%
Basic – 1.4%
Arkema SA 0.125%, 10/14/2026(a)	EUR	200	$198,287
Ecolab, Inc. 2.75%, 08/18/2055	U.S.$	525	338,261
Inversiones CMPC SA 3.85%, 01/13/2030(a)		905	814,670
Packaging Corp. of America 4.05%, 12/15/2049		300	244,178
Sealed Air Corp. 1.573%, 10/15/2026(a)		1,485	1,308,202

			2,903,598

Capital Goods – 6.2%
CNH Industrial Capital LLC 1.45%, 07/15/2026		1,605	1,441,367
5.45%, 10/14/2025		360	364,306
Eaton Corp. 4.15%, 03/15/2033		380	365,388
4.70%, 08/23/2052		380	365,229
Emerson Electric Co. 3.15%, 06/01/2025		715	697,111
John Deere Capital Corp. 4.75%, 01/20/2028		933	954,662
4.85%, 10/11/2029		263	273,323
5.15%, 03/03/2025		767	776,306
Parker-Hannifin Corp. 4.20%, 11/21/2034		1,305	1,233,203
4.45%, 11/21/2044		325	298,917
6.25%, 05/15/2038		490	544,112
Regal Rexnord Corp. 6.30%, 02/15/2030(a)		104	105,763
6.40%, 04/15/2033(a)		123	125,314
Republic Services, Inc. 1.75%, 02/15/2032		1,275	1,030,273
Siemens Financieringsmaatschappij NV 1.20%, 03/11/2026(a)		960	880,616
Trane Technologies Financing Ltd. 5.25%, 03/03/2033		154	159,599
Trane Technologies Global Holding Co., Ltd. 5.75%, 06/15/2043		495	519,132
Trane Technologies Luxembourg Finance SA 3.50%, 03/21/2026		405	390,044

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Waste Management, Inc. 1.50%, 03/15/2031	U.S.$	470	$380,854
2.95%, 06/01/2041		710	544,652
4.15%, 04/15/2032		370	362,851
Xylem, Inc./NY 1.95%, 01/30/2028		1,725	1,545,881

			13,358,903

Communications - Media – 1.4%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.40%, 04/01/2033		390	345,400
6.834%, 10/23/2055		630	599,660
Comcast Corp. 4.65%, 02/15/2033		590	597,687
TCI Communications, Inc. 7.875%, 02/15/2026		845	916,533
Thomson Reuters Corp. 5.50%, 08/15/2035		570	577,762

			3,037,042

Communications - Telecommunications – 4.9%
AT&T, Inc. 4.30%, 12/15/2042		397	342,289
British Telecommunications PLC 9.625%, 12/15/2030(b)		760	956,343
Corning, Inc. 4.70%, 03/15/2037		62	60,068
5.35%, 11/15/2048		820	817,633
5.45%, 11/15/2079		280	262,609
Sprint Capital Corp. 8.75%, 03/15/2032		1,070	1,308,819
T-Mobile USA, Inc. 2.70%, 03/15/2032		1,765	1,489,403
3.60%, 11/15/2060		445	317,220
5.80%, 09/15/2062		285	293,802
Telefonica Emisiones SA 4.895%, 03/06/2048		695	574,372
TELUS Corp. 3.40%, 05/13/2032		1,194	1,057,333
Verizon Communications, Inc. 2.355%, 03/15/2032		416	341,421
2.85%, 09/03/2041		1,135	820,604
3.875%, 02/08/2029		835	806,130
Vodafone Group PLC 4.25%, 09/17/2050		930	756,450
5.125%, 06/19/2059		265	240,436

			10,444,932

16 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 3.9%
Aptiv PLC 4.35%, 03/15/2029	U.S.$	407	$394,548
4.40%, 10/01/2046		180	142,282
5.40%, 03/15/2049		215	192,001
Aptiv PLC/Aptiv Corp. 3.25%, 03/01/2032		605	527,567
4.15%, 05/01/2052		395	304,067
General Motors Co. 5.60%, 10/15/2032		695	680,445
5.95%, 04/01/2049		395	365,678
General Motors Financial Co., Inc. 1.50%, 06/10/2026		590	527,226
2.70%, 06/10/2031		365	292,639
3.85%, 01/05/2028		435	407,662
5.85%, 04/06/2030		562	561,529
6.05%, 10/10/2025		360	363,968
Harley-Davidson, Inc. 3.50%, 07/28/2025		548	525,188
Lear Corp. 2.60%, 01/15/2032		1,827	1,460,053
4.25%, 05/15/2029		415	396,491
5.25%, 05/15/2049		345	301,722
Mercedes-Benz Finance North America LLC 5.50%, 11/27/2024(a)		915	922,992

			8,366,058

Consumer Cyclical - Other – 1.5%
DR Horton, Inc. 2.50%, 10/15/2024		1,355	1,305,349
PulteGroup, Inc. 6.00%, 02/15/2035		410	423,881
6.375%, 05/15/2033		965	1,024,109
7.875%, 06/15/2032		435	504,837

			3,258,176

Consumer Cyclical - Retailers – 1.7%
Home Depot, Inc. (The) 1.50%, 09/15/2028		1,425	1,251,568
Lowe’s Cos., Inc. 3.70%, 04/15/2046		665	516,747
5.50%, 10/15/2035		660	679,087
5.80%, 09/15/2062		645	648,946
VF Corp. 2.95%, 04/23/2030		622	527,020

			3,623,368

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 13.4%
Abbott Laboratories 4.75%, 11/30/2036	U.S.$	1,065	$1,103,909
AbbVie, Inc. 3.60%, 05/14/2025		474	463,380
4.45%, 05/14/2046		435	392,803
4.875%, 11/14/2048		1,275	1,225,402
Amgen, Inc. 4.40%, 05/01/2045		805	711,411
4.875%, 03/01/2053		380	356,779
AstraZeneca PLC 6.45%, 09/15/2037		445	525,590
Baxalta, Inc. 4.00%, 06/23/2025		942	925,011
Baxter International, Inc. 3.50%, 08/15/2046		1,405	1,008,206
Becton Dickinson and Co. 2.823%, 05/20/2030		1,130	1,004,129
Biogen, Inc. 2.25%, 05/01/2030		1,485	1,259,494
3.15%, 05/01/2050		150	104,462
Bristol-Myers Squibb Co. 3.70%, 03/15/2052		510	422,702
3.90%, 03/15/2062		495	409,719
4.25%, 10/26/2049		725	658,129
Cigna Group (The) 2.375%, 03/15/2031		410	347,503
3.05%, 10/15/2027		820	773,166
4.80%, 08/15/2038		600	580,797
4.90%, 12/15/2048		260	244,426
Colgate-Palmolive Co. 4.80%, 03/02/2026		283	289,389
CVS Health Corp. 4.78%, 03/25/2038		900	857,934
4.875%, 07/20/2035		1,305	1,275,991
5.00%, 02/20/2026		385	389,414
Danaher Corp. 2.60%, 10/01/2050		225	152,809
4.375%, 09/15/2045		610	568,049
DH Europe Finance II SARL 3.40%, 11/15/2049		450	355,206
Eli Lilly & Co. 2.75%, 06/01/2025		958	929,700
Fresenius Medical Care US Finance III, Inc. 3.00%, 12/01/2031(a)		945	746,368

18 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gilead Sciences, Inc. 4.50%, 02/01/2045	U.S.$	320	$297,133
4.75%, 03/01/2046		375	358,695
4.80%, 04/01/2044		410	397,653
HCA, Inc. 3.50%, 07/15/2051		425	296,230
5.50%, 06/15/2047		735	690,559
Kaiser Foundation Hospitals Series 2021 2.81%, 06/01/2041		200	149,721
Kenvue, Inc. 5.20%, 03/22/2063(a)		288	299,681
Medtronic, Inc. 4.375%, 03/15/2035		365	363,995
Merck & Co., Inc. 1.90%, 12/10/2028		1,800	1,605,861
2.90%, 12/10/2061		225	153,239
Pfizer, Inc. 4.125%, 12/15/2046		775	714,086
7.20%, 03/15/2039		285	359,332
Roche Holdings, Inc. 2.132%, 03/10/2025(a)		1,970	1,886,667
Stryker Corp. 1.15%, 06/15/2025		1,008	935,407
Takeda Pharmaceutical Co., Ltd. 3.175%, 07/09/2050		340	243,444
Thermo Fisher Scientific, Inc. 2.80%, 10/15/2041		1,275	976,679
Wyeth LLC 5.95%, 04/01/2037		265	298,817
Zoetis, Inc. 2.00%, 05/15/2030		755	640,327

			28,749,404

Services – 3.6%
Global Payments, Inc. 3.20%, 08/15/2029		1,970	1,743,865
5.95%, 08/15/2052		405	392,745
Mastercard, Inc. 3.85%, 03/26/2050		2,565	2,267,660
Moody’s Corp. 5.25%, 07/15/2044		265	263,258
PayPal Holdings, Inc. 3.25%, 06/01/2050		900	649,921
5.25%, 06/01/2062		600	577,069
RELX Capital, Inc. 4.75%, 05/20/2032		60	60,186

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

S&P Global, Inc. 2.30%, 08/15/2060	U.S.$	590	$346,873
2.90%, 03/01/2032		863	766,250
3.90%, 03/01/2062		235	195,720
4.25%, 05/01/2029		58	57,368
Verisk Analytics, Inc. 5.75%, 04/01/2033		264	278,025

			7,598,940

Technology – 14.5%
Apple, Inc. 4.10%, 08/08/2062		190	169,176
Autodesk, Inc. 2.40%, 12/15/2031		1,824	1,526,581
Broadcom, Inc. 2.45%, 02/15/2031(a)		643	527,530
3.187%, 11/15/2036(a)		694	528,553
Broadridge Financial Solutions, Inc. 2.60%, 05/01/2031		1,460	1,223,172
2.90%, 12/01/2029		569	499,991
CDW LLC/CDW Finance Corp. 3.276%, 12/01/2028		986	856,203
4.125%, 05/01/2025		1,545	1,509,773
Cisco Systems, Inc. 5.50%, 01/15/2040		1,075	1,167,938
5.90%, 02/15/2039		50	56,357
Entegris Escrow Corp. 4.75%, 04/15/2029(a)		390	362,793
Fidelity National Information Services, Inc. 5.625%, 07/15/2052		818	788,059
HP, Inc. 2.65%, 06/17/2031		650	529,386
5.50%, 01/15/2033		740	734,141
Intel Corp. 3.10%, 02/15/2060		1,580	1,021,731
5.05%, 08/05/2062		765	704,631
5.90%, 02/10/2063		632	650,706
International Business Machines Corp. 3.43%, 02/09/2052		575	420,714
4.00%, 06/20/2042		865	741,746
4.50%, 02/06/2026		527	527,698
4.90%, 07/27/2052		735	687,034
Jabil, Inc. 4.25%, 05/15/2027		1,429	1,391,872
5.45%, 02/01/2029		115	115,685
KLA Corp. 4.95%, 07/15/2052		510	504,914
5.00%, 03/15/2049		900	883,066

20 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lam Research Corp. 2.875%, 06/15/2050	U.S.$	1,220	$861,456
3.125%, 06/15/2060		480	331,433
Micron Technology, Inc. 2.703%, 04/15/2032		1,610	1,287,113
5.375%, 04/15/2028		25	24,907
5.875%, 02/09/2033		144	145,213
6.75%, 11/01/2029		189	199,321
Microsoft Corp. 2.675%, 06/01/2060		500	346,416
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.15%, 05/01/2027		515	480,817
3.25%, 05/11/2041		705	513,460
5.00%, 01/15/2033		365	356,172
Oracle Corp. 4.125%, 05/15/2045		673	530,832
4.65%, 05/06/2030		538	527,551
QUALCOMM, Inc. 4.65%, 05/20/2035		1,465	1,476,702
6.00%, 05/20/2053		325	369,833
Salesforce.com, Inc. 2.90%, 07/15/2051		642	455,587
SK Hynix, Inc. 6.375%, 01/17/2028(a)		485	486,727
Skyworks Solutions, Inc. 3.00%, 06/01/2031		1,785	1,488,712
Texas Instruments, Inc. 4.10%, 08/16/2052		272	248,910
4.60%, 02/15/2028		545	557,592
VMware, Inc. 4.70%, 05/15/2030		545	527,270
Western Digital Corp. 2.85%, 02/01/2029		956	755,863
3.10%, 02/01/2032		500	362,053
Workday, Inc. 3.70%, 04/01/2029		56	52,773
3.80%, 04/01/2032		694	633,520

			31,149,683

			112,490,104

Financial Institutions – 33.6%
Banking – 24.8%
ABN AMRO Bank NV 2.47%, 12/13/2029(a)		1,800	1,538,073
4.80%, 04/18/2026(a)		600	585,228
AIB Group PLC 4.263%, 04/10/2025(a)		570	559,213
7.583%, 10/14/2026(a)		539	555,909

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Banco Santander SA 2.749%, 12/03/2030	U.S.$	1,000	$791,451
4.175%, 03/24/2028		400	379,985
4.25%, 04/11/2027		400	383,630
5.179%, 11/19/2025		200	197,272
5.294%, 08/18/2027		400	397,323
Bank of America Corp. 2.456%, 10/22/2025		1,345	1,285,598
2.572%, 10/20/2032		325	266,939
2.884%, 10/22/2030		470	408,969
3.194%, 07/23/2030		190	169,192
3.384%, 04/02/2026		385	371,259
3.705%, 04/24/2028		530	502,741
3.846%, 03/08/2037		985	850,766
4.078%, 04/23/2040		835	725,726
4.376%, 04/27/2028		375	364,115
Bank of Ireland Group PLC 6.253%, 09/16/2026(a)		1,009	1,006,944
Barclays PLC 4.375%, 09/11/2024		539	522,691
5.088%, 06/20/2030		535	500,190
7.385%, 11/02/2028		627	669,312
BNP Paribas SA 2.159%, 09/15/2029(a)		1,475	1,252,539
2.871%, 04/19/2032(a)		200	166,712
4.625%, 02/25/2031(a)(c)		264	188,345
6.625%, 03/25/2024(a)(c)		200	189,508
7.375%, 08/19/2025(a)(c)		690	664,859
BPCE SA 4.625%, 07/11/2024(a)		855	834,689
5.15%, 07/21/2024(a)		375	367,831
5.975%, 01/18/2027(a)		277	279,061
CaixaBank SA 6.208%, 01/18/2029(a)		259	260,262
Capital One Financial Corp. 2.359%, 07/29/2032		726	526,139
5.468%, 02/01/2029		116	114,093
Citigroup, Inc. 2.904%, 11/03/2042		1,005	726,281
Series Y 4.15%, 11/15/2026(c)		887	732,856
Cooperatieve Rabobank UA 3.75%, 07/21/2026		1,160	1,091,787
4.00%, 04/10/2029(a)		800	774,871
4.375%, 06/29/2027(a)(c)	EUR	200	186,807
Credit Agricole SA 0.125%, 12/09/2027		200	187,043
1.247%, 01/26/2027(a)	U.S.$	1,285	1,150,298

22 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Deutsche Bank AG/New York NY 2.311%, 11/16/2027	U.S.$	877	$757,376
3.742%, 01/07/2033		920	673,166
6.72%, 01/18/2029		249	252,945
7.079%, 02/10/2034		391	364,399
Discover Financial Services 6.70%, 11/29/2032		213	225,335
Goldman Sachs Group, Inc. (The) 1.948%, 10/21/2027		805	721,390
3.102%, 02/24/2033		62	53,379
3.691%, 06/05/2028		500	475,970
4.223%, 05/01/2029		350	336,186
4.411%, 04/23/2039		465	417,519
4.482%, 08/23/2028		380	373,082
HSBC Holdings PLC 2.099%, 06/04/2026		563	524,005
3.973%, 05/22/2030		550	505,422
4.755%, 06/09/2028		513	500,596
6.161%, 03/09/2029		200	205,495
Intesa Sanpaolo SpA 3.875%, 01/12/2028(a)		460	416,542
5.017%, 06/26/2024(a)		730	712,188
Series XR 4.00%, 09/23/2029(a)		1,170	1,035,914
JPMorgan Chase & Co. 4.912%, 07/25/2033		66	65,717
KBC Group NV 5.796%, 01/19/2029(a)		229	231,942
Lloyds Banking Group PLC 3.574%, 11/07/2028		310	286,703
4.65%, 03/24/2026		630	606,472
4.716%, 08/11/2026		380	373,914
5.871%, 03/06/2029		287	293,154
7.50%, 06/27/2024(c)		288	276,514
7.953%, 11/15/2033		533	594,236
Mitsubishi UFJ Financial Group, Inc. 0.848%, 07/19/2029(a)	EUR	200	184,724
1.64%, 10/13/2027	U.S.$	461	409,003
5.354%, 09/13/2028		370	373,394
5.475%, 02/22/2031		242	245,401
5.541%, 04/17/2026		596	597,254
Mizuho Financial Group, Inc. 3.153%, 07/16/2030		565	500,282
5.414%, 09/13/2028		498	502,324
5.667%, 05/27/2029		485	493,415
5.739%, 05/27/2031		485	495,288

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Morgan Stanley 2.475%, 01/21/2028	U.S.$	907	$828,322
4.889%, 07/20/2033		555	545,410
5.123%, 02/01/2029		417	418,890
6.296%, 10/18/2028		705	740,760
Nationwide Building Society 2.972%, 02/16/2028(a)		1,065	972,517
NatWest Group PLC 3.073%, 05/22/2028		551	503,688
4.269%, 03/22/2025		403	397,204
7.472%, 11/10/2026		265	276,383
PNC Financial Services Group, Inc. (The) 5.068%, 01/24/2034		190	187,077
Santander Holdings USA, Inc. 4.26%, 06/09/2025		290	280,352
6.499%, 03/09/2029		419	421,055
Santander UK Group Holdings PLC 2.469%, 01/11/2028		514	456,968
6.534%, 01/10/2029		489	502,413
6.833%, 11/21/2026		905	921,691
Shinhan Bank Co., Ltd. 4.375%, 04/13/2032(a)		385	357,641
Societe Generale SA 2.797%, 01/19/2028(a)		960	856,777
2.889%, 06/09/2032(a)		1,480	1,174,342
Standard Chartered PLC 2.608%, 01/12/2028(a)		920	825,283
State Street Corp. 4.821%, 01/26/2034		55	54,824
Sumitomo Mitsui Financial Group, Inc. 2.472%, 01/14/2029		920	801,068
5.464%, 01/13/2026		933	942,086
Svenska Handelsbanken AB 4.75%, 03/01/2031(a)(c)		1,000	786,429
Synchrony Bank 5.625%, 08/23/2027		570	542,080
Truist Financial Corp. 1.95%, 06/05/2030		51	41,086
5.122%, 01/26/2034		248	240,429
UniCredit SpA 1.982%, 06/03/2027(a)		621	549,782
US Bancorp 4.839%, 02/01/2034		162	155,008
Westpac Banking Corp. Series G 4.322%, 11/23/2031		554	524,988

			53,111,706

24 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.8%
Voya Financial, Inc. 5.65%, 05/15/2053	U.S.$	1,768	$1,767,068

Finance – 0.3%
Synchrony Financial 3.95%, 12/01/2027		295	260,364
4.875%, 06/13/2025		285	269,018

			529,382

Insurance – 2.6%
Allianz SE 3.20%, 10/30/2027(a)(c)		1,400	1,025,077
Assicurazioni Generali SpA 2.124%, 10/01/2030(a)	EUR	545	492,650
2.429%, 07/14/2031(a)		470	429,475
Centene Corp. 2.50%, 03/01/2031	U.S.$	1,295	1,056,352
2.625%, 08/01/2031		708	578,834
Humana, Inc. 2.15%, 02/03/2032		635	513,761
5.75%, 03/01/2028		177	184,535
Prudential Financial, Inc. 5.20%, 03/15/2044		1,150	1,102,439
Zurich Finance Ireland Designated Activity Co. 3.00%, 04/19/2051(a)		200	156,916

			5,540,039

REITs – 5.1%
Alexandria Real Estate Equities, Inc. 2.00%, 05/18/2032		385	296,577
2.95%, 03/15/2034		1,158	937,461
American Homes 4 Rent LP 3.375%, 07/15/2051		845	558,506
American Tower Corp. 2.95%, 01/15/2051		475	306,587
3.70%, 10/15/2049		510	373,102
3.80%, 08/15/2029		285	267,133
Boston Properties LP 2.45%, 10/01/2033		300	215,870
4.50%, 12/01/2028		1,400	1,272,882
6.75%, 12/01/2027		183	186,356
Crown Castle, Inc. 3.10%, 11/15/2029		587	527,485
Digital Dutch Finco BV 1.00%, 01/15/2032(a)	EUR	800	627,399
Equinix, Inc. 2.15%, 07/15/2030	U.S.$	711	584,350
3.90%, 04/15/2032		762	693,374

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Healthpeak OP LLC 1.35%, 02/01/2027	U.S.$	677	$596,425
Kilroy Realty LP 4.75%, 12/15/2028		242	215,197
Omega Healthcare Investors, Inc. 3.25%, 04/15/2033		765	574,258
Prologis LP 1.25%, 10/15/2030		1,155	913,321
3.00%, 04/15/2050		240	166,778
Simon Property Group LP 5.85%, 03/08/2053		384	388,784
Ventas Realty LP 5.70%, 09/30/2043		290	280,855
Welltower OP LLC 4.95%, 09/01/2048		765	678,247
Weyerhaeuser Co. 3.375%, 03/09/2033		390	345,548
7.375%, 03/15/2032		22	25,501

			11,031,996

			71,980,191

Utility – 8.5%
Electric – 8.2%
Avangrid, Inc. 3.20%, 04/15/2025		1,515	1,455,790
3.80%, 06/01/2029		673	634,642
Commonwealth Edison Co. 3.00%, 03/01/2050		205	147,114
Series 133 3.85%, 03/15/2052		465	385,527
Consolidated Edison Co. of New York, Inc. Series 05-A 5.30%, 03/01/2035		225	230,550
Series A 3.70%, 11/15/2059		505	381,658
4.125%, 05/15/2049		155	131,701
4.50%, 05/15/2058		855	745,862
Consorcio Transmantaro SA 4.70%, 04/16/2034(a)		890	813,961
EDP Finance BV 1.71%, 01/24/2028(a)		2,720	2,356,257
Enel Finance International NV 2.25%, 07/12/2031(a)		1,270	1,003,532
6.80%, 09/15/2037(a)		280	300,855
7.50%, 10/14/2032(a)		200	223,799
Engie SA 3.25%, 11/28/2024(a)(c)	EUR	200	213,633

26 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Florida Power & Light Co. 5.30%, 04/01/2053	U.S.$	595	$633,877
Iberdrola International BV Series NC9 1.825%, 08/09/2029(a)(c)	EUR	1,100	926,531
NextEra Energy Capital Holdings, Inc. 1.90%, 06/15/2028	U.S.$	1,381	1,216,666
2.25%, 06/01/2030		440	373,911
4.80%, 12/01/2077		325	279,656
5.00%, 07/15/2032		540	545,001
Niagara Mohawk Power Corp. 1.96%, 06/27/2030(a)		1,611	1,321,581
5.783%, 09/16/2052(a)		370	384,656
Public Service Electric and Gas Co. 3.10%, 03/15/2032		1,219	1,099,189
3.80%, 03/01/2046		615	510,778
3.85%, 05/01/2049		460	386,781
San Diego Gas & Electric Co. Series WWW 2.95%, 08/15/2051		1,275	898,265

			17,601,773

Other Utility – 0.3%
American Water Capital Corp. 3.25%, 06/01/2051		735	543,008
3.45%, 05/01/2050		195	150,787

			693,795

			18,295,568

Total Corporates - Investment Grade (cost $229,438,278)			202,765,863

CORPORATES - NON-INVESTMENT GRADE – 2.5%
Industrial – 1.9%
Capital Goods – 0.3%
Clean Harbors, Inc. 4.875%, 07/15/2027(a)		95	91,967
GFL Environmental, Inc. 4.375%, 08/15/2029(a)		251	227,165
5.125%, 12/15/2026(a)		445	438,306

			757,438

Communications - Media – 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.75%, 02/01/2032(a)		889	735,705

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 1.0%
Dana, Inc. 4.25%, 09/01/2030	U.S.$	935	$759,899
Ford Motor Co. 3.25%, 02/12/2032		871	673,453
6.10%, 08/19/2032		285	271,766
ZF North America Capital, Inc. 6.875%, 04/14/2028(a)		200	205,626
7.125%, 04/14/2030(a)		200	206,533

			2,117,277

Consumer Non-Cyclical – 0.2%
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		455	407,663

Services – 0.1%
Block, Inc. 3.50%, 06/01/2031		200	162,919

			4,181,002

Financial Institutions – 0.6%
REITs – 0.6%
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/2027		1,445	1,215,873

Total Corporates - Non-Investment Grade (cost $6,340,151)			5,396,875

EMERGING MARKETS - CORPORATE BONDS – 1.1%
Industrial – 0.9%
Basic – 0.8%
Klabin Austria GmbH 3.20%, 01/12/2031(a)		2,040	1,630,062

Energy – 0.1%
ReNew Power Pvt Ltd. 5.875%, 03/05/2027(a)		291	273,231

			1,903,293

Financial Institutions – 0.2%
Banking – 0.2%
Itau Unibanco Holding SA/Cayman Island 3.875%, 04/15/2031(a)		480	435,660

Total Emerging Markets - Corporate Bonds (cost $2,786,668)			2,338,953

28 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SUPRANATIONALS – 0.4%
International Bank for Reconstruction & Development Zero Coupon, 03/31/2027 (cost $930,584)	U.S.$	970	$893,420

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.0%
United States – 0.0%
Metropolitan Transportation Authority Series 2020-C 5.175%, 11/15/2049 (cost $78,067)		65	61,485

		Shares
SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.74%(d)(e)(f) (cost $437,826)		437,826	437,826

		Principal Amount (000)
Time Deposits – 0.0%
SEB, Stockholm 1.92%, 05/02/2023 (cost $47,086)	EUR	43	47,086

Total Short-Term Investments (cost $484,912)			484,912

Total Investments – 98.8% (cost $240,058,660)			211,941,508
Other assets less liabilities – 1.2%			2,520,656

Net Assets – 100.0%			$214,462,164

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	14	June 2023	$2,886,297	$27,789
U.S. Ultra Bond (CBT) Futures	49	June 2023	6,928,906	168,836
Sold Contracts
Euro-BOBL Futures	6	June 2023	779,947	(18,578)
Euro-Bund Futures	10	June 2023	1,493,736	(48,924)
Euro-Schatz Futures	8	June 2023	931,546	(8,534)
U.S. 10 Yr Ultra Futures	25	June 2023	3,036,328	(65,078)
U.S. T-Note 5 Yr (CBT) Futures	5	June 2023	548,711	(3,359)

				$52,152

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Citibank, NA	EUR	3,101	USD	3,296	05/11/2023	$(123,005)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2023, the aggregate market value of these securities amounted to $42,787,633 or 20.0% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2023.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	Affiliated investments.

Currency Abbreviations:

EUR – Euro

USD – United States Dollar

Glossary:

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

REIT – Real Estate Investment Trust

See notes to financial statements.

30 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2023 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $239,620,834)	$211,503,682
Affiliated issuers (cost $437,826)	437,826
Cash	527
Cash collateral due from broker	373,545
Foreign currencies, at value (cost $73)	76
Unaffiliated interest receivable	2,323,376
Receivable for capital stock sold	249,805
Affiliated dividends receivable	9,721

Total assets	214,898,558

Liabilities
Unrealized depreciation on forward currency exchange contracts	123,005
Dividends payable	89,085
Advisory fee payable	58,486
Custody and accounting fees payable	52,240
Audit and tax fee payable	28,942
Payable for variation margin on futures	28,820
Administrative fee payable	22,246
Payable for capital stock redeemed	17,910
Transfer Agent fee payable	4,427
Distribution fee payable	12
Accrued expenses	11,221

Total liabilities	436,394

Net Assets	$214,462,164

Composition of Net Assets
Capital stock, at par	$25,899
Additional paid-in capital	252,319,080
Accumulated loss	(37,882,815)

$214,462,164

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$63,121	7,622	$8.28	*

Advisor	$214,399,043	25,890,987	$8.28

*	The maximum offering price per share for Class A shares was $8.65, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 31

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2023 (unaudited)

Investment Income
Interest	$3,516,281
Dividends
Affiliated issuers	55,897
Unaffiliated issuers	10,891	$3,583,069

Expenses
Advisory fee (see Note B)	428,828
Transfer agency—Class A	3
Transfer agency—Advisor Class	9,938
Distribution fee—Class A	77
Custody and accounting	55,409
Administrative	52,567
Audit and tax	32,065
Registration fees	22,959
Legal	15,150
Printing	13,147
Directors’ fees	9,424
Miscellaneous	6,601

Total expenses	646,168
Less: expenses waived and reimbursed by the Adviser (see Note B)	(75,291)

Net expenses		570,877

Net investment income		3,012,192

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(2,545,471)
Forward currency exchange contracts		(333,257)
Futures		(135,175)
Foreign currency transactions		28,259
Net change in unrealized appreciation (depreciation) on:
Investments		15,668,350
Forward currency exchange contracts		(3,671)
Futures		614,195
Foreign currency denominated assets and liabilities		10,441

Net gain on investment and foreign currency transactions		13,303,671

Net Increase in Net Assets from Operations		$16,315,863

See notes to financial statements.

32 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,012,192	$4,257,987
Net realized loss on investment and foreign currency transactions	(2,985,644)	(5,373,851)
Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	16,289,315	(43,944,475)

Net increase (decrease) in net assets from operations	16,315,863	(45,060,339)
Distributions to Shareholders
Class A	(1,098)	(1,743)
Advisor Class	(3,647,222)	(5,232,202)
Capital Stock Transactions
Net increase	24,651,040	58,179,131

Total increase	37,318,583	7,884,847
Net Assets
Beginning of period	177,143,581	169,258,734

End of period	$214,462,164	$177,143,581

See notes to financial statements.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 33

NOTES TO FINANCIAL STATEMENTS

April 30, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Sustainable Thematic Credit Portfolio (the “Fund”), a non-diversified portfolio. The Fund has authorized the issuance of Class A, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class C, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued as of April 30, 2023. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 10 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Company’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Company’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

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NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value

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NOTES TO FINANCIAL STATEMENTS (continued)

pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

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which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2023:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$202,765,863		$	– 0	–	$202,765,863
Corporates – Non-Investment Grade		– 0	–	5,396,875			– 0	–	5,396,875
Emerging Markets – Corporate Bonds		– 0	–	2,338,953			– 0	–	2,338,953
Supranationals		– 0	–	893,420			– 0	–	893,420
Local Governments – US Municipal Bonds		– 0	–	61,485			– 0	–	61,485
Short-Term Investments:
Investment Companies		437,826		– 0	–		– 0	–	437,826
Time Deposits		– 0	–	47,086			– 0	–	47,086

Total Investments in Securities		437,826		211,503,682			– 0	–	211,941,508

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1		Level 2			Level 3			Total
Other Financial Instruments*:
Assets
Futures	$196,625		$	– 0	–	$	– 0	–	$196,625	†
Liabilities
Futures	(144,473)			– 0	–		– 0	–	(144,473	)†
Forward Currency Exchange Contracts	– 0	–		(123,005)			– 0	–	(123,005)

Total	$489,978			$211,380,677		$	– 0	–	$211,870,655

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

†

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment

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NOTES TO FINANCIAL STATEMENTS (continued)

income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior two tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $128,373 were deferred and amortized on a straight line basis over a one year period starting from May 10, 2021 (commencement of operations).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .85% and .60% of the daily average net assets for Class A and Advisor Class, respectively. For the six months ended April 30, 2023, such reimbursements/waivers amounted to $73,832. The Expense Caps may not be terminated by the Adviser before January 31, 2024. Any fees waived and expenses borne by the Adviser through May 10, 2022 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $122,942 for the fiscal period ended October 31, 2021 and $222,462 for the year ended October 31, 2022. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentages set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2023, the reimbursement for such services amounted to $52,567.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended April 30, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A shares, for the six months ended April 30, 2023.

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The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2023, such waiver amounted to $1,459.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2023 is as follows:

Fund	Market Value 10/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$6,929	$28,718	$35,209	$438	$56

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2023, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$52,670,201		$20,092,411
U.S. government securities	– 0	–	2,829,322

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,249,141
Gross unrealized depreciation	(29,437,146)

Net unrealized depreciation	$(28,188,005)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended April 30, 2023, the Fund held forward currency exchange contracts for hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2023, the Fund held futures for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce

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NOTES TO FINANCIAL STATEMENTS (continued)

its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended April 30, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$196,625	*	Payable for variation margin on futures	$144,473	*

Foreign currency contracts				Unrealized depreciation on forward currency exchange contracts	123,005

Total		$196,625			$267,478

*

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation (depreciation) on futures	$(135,175)	$614,195

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	(333,257)	(3,671)

Total		$(468,432)	$610,524

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2023:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,751,702	(a)
Average principal amount of sale contracts	$3,999,569
Futures:
Average notional amount of buy contracts	$10,936,516
Average notional amount of sale contracts	$6,803,098

(a)	Positions were open for one month during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA	$123,005	$	– 0	–	$	– 0	–	$	– 0	–	$123,005

Total	$123,005	$	– 0	–	$	– 0	–	$	– 0	–	$123,005	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022

Class A
Shares issued in reinvestment of dividends and distributions	117	165	$953	$1,484

Net increase	117	165	$953	$1,484

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022

Advisor Class
Shares sold	3,920,216	8,566,886	$32,206,519	$79,602,059

Shares issued in reinvestment of dividends and distributions	373,052	493,814	3,055,952	4,382,521

Shares redeemed	(1,293,020)	(2,886,247)	(10,612,384)	(25,806,933)

Net increase	3,000,248	6,174,453	$24,650,087	$58,177,647

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG factors and “sustainability” criteria are not uniformly defined, and may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the

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NOTES TO FINANCIAL STATEMENTS (continued)

London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that

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NOTES TO FINANCIAL STATEMENTS (continued)

utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2023.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending October 31, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal year ended October 31, 2022 and the period ended October 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$5,154,448	$1,005,962
Net long-term capital gains	79,497	– 0	–

Total taxable distributions paid	$5,233,945	$1,005,962

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NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$529,082
Accumulated capital and other losses	(6,899,687	)(a)
Unrealized appreciation (depreciation)	(44,105,759	)(b)

Total accumulated earnings (deficit)	$(50,476,364	)(c)

(a)	As of October 31, 2022, the Fund had a net capital loss carryforward of $6,899,687.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax treatment of callable bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2022, the Fund had a net short-term capital loss carryforward of $4,067,604 and a net long-term capital loss carryforward of $2,832,083, which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2023 (unaudited)		Year Ended October 31, 2022	May 10, 2021(a) to October 31, 2021

Net asset value, beginning of period	$ 7.74		$ 10.12	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.12		.18	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.57		(2.32)	.13

Net increase (decrease) in net asset value from operations	.69		(2.14)	.20

Less: Dividends and Distributions

Dividends from net investment income	(.15)		(.23)	(.08)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.15)		(.24)	(.08)

Net asset value, end of period	$ 8.28		$ 7.74	$ 10.12

Total Return

Total investment return based on net asset value(d)	8.89%		(21.48)%	2.00%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$63		$58	$74

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.85	%(e)	.85%	.85	%(e)

Expenses, before waivers/reimbursements	.93	%(e)	.97%	1.14	%(e)

Net investment income(c)	2.91	%(e)	2.04%	1.47	%(e)

Portfolio turnover rate	12%		25%	31%

See footnote summary on page 54.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2023 (unaudited)		Year Ended October 31, 2022	May 10, 2021(a) to October 31, 2021

Net asset value, beginning of period	$ 7.74		$ 10.12	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.13		.21	.08

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.57		(2.33)	.13

Net increase (decrease) in net asset value from operations	.7		(2.12)	.21

Less: Dividends and Distributions

Dividends from net investment income	(.16)		(.25)	(.09)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.16)		(.26)	(.09)

Net asset value, end of period	$ 8.28		$ 7.74	$ 10.12

Total Return

Total investment return based on net asset value(d)	9.02%		(21.29)%	2.12%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$214,399		$177,086	$169,185

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.60	%(e)	.60%	.60	%(e)

Expenses, before waivers/reimbursements	.68	%(e)	.72%	.93	%(e)

Net investment income(c)	3.16	%(e)	2.31%	1.69	%(e)

Portfolio turnover rate	12%		25%	31%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Gershon M. Distenfeld(2), Vice President Tiffanie Wong(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Sustainable Thematic Credit Team. Mr. Distenfeld and Ms. Wong are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Sustainable Thematic Credit Portfolio (the “Fund”) at a meeting held in-person on November 1-3, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser had not requested any reimbursements from the Fund since the Fund’s inception. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information for this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the period reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors received detailed performance information for the Fund at each regular Board meeting since the Fund’s inception.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended July 31, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the

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Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had

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requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 63

NOTES

64 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

STC-0152-0423

APR    04.30.23

SEMI-ANNUAL REPORT

AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 13, 2023

This report provides management’s discussion of fund performance for the AB Tax-Aware Fixed Income Opportunities Portfolio for the semi-annual reporting period ended April 30, 2023.

The investment objective of the Fund is to seek to maximize after-tax return and income.

NAV RETURNS AS OF APRIL 30, 2023 (unaudited)

	6 Months	12 Months

AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

Class A Shares	7.95%	1.82%

Class C Shares	7.55%	1.06%

Advisor Class Shares[1]	8.08%	2.08%

Bloomberg Municipal Bond Index	7.65%	2.87%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg Municipal Bond Index, for the six- and 12-month periods ended April 30, 2023.

For the six-month period, all share classes except Class C outperformed the benchmark, before sales charges. Security selection within the state general obligation and single-family housing sectors, as well as yield-curve positioning with overweights to the long end and short end of the curve contributed to performance, relative to the benchmark. Security selection within the miscellaneous revenue and senior living sectors detracted.

For the 12-month period, all share classes of the Fund underperformed the benchmark. An overweight to lower-rated (noninvestment-grade) detracted, relative to the benchmark, which is fully composed of investment-grade bonds. Additionally, security selection within the electric utility and miscellaneous revenue sectors also detracted, while security selection within single- and multi-family housing contributed. Lastly, overweights to the long and short end of the yield curve contributed to performance.

The Fund used derivatives in the form of interest rates swaps for hedging purposes, which added to absolute returns for both periods. Credit default

2 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

swaps were used for hedging and investment purposes, which added for both periods. Consumer Price Index swaps were used for hedging purposes, which had no material impact during both periods. Municipal market data rate locks were used for hedging purposes, which added for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Over the six-month period ended April 30, 2023, the yield on a 10-Year AAA municipal bond fell to 2.35% from 3.34%. The yield on the 10-Year US Treasury fell to 3.44% from 4.06%. After-tax spreads compressed, indicating municipal outperformance over Treasuries, which was largely driven by an improved technical environment toward the end of the period. Credit spreads gyrated in a range-bound pattern throughout the six-month period as concerns over the health of the banking system and the debt ceiling kept volatility elevated.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek investments in attractive after-tax returns such as municipal and taxable fixed-income, and selective below investment-grade bonds. The Team seeks to manage interest-rate exposure by focusing on lower-rated municipal and corporate bonds.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2023, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.54% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund also invests, under normal circumstances, at least 65% of its total assets in municipal securities

(continued on next page)

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 3

that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers. The income earned and distributed to shareholders on non-municipal securities would not be exempt from federal income tax. The Fund may invest in fixed-income securities rated below investment grade (commonly known as “junk bonds”), although such securities are not expected to be the Fund’s primary focus.

The Adviser selects securities for the Fund based on a variety of factors, including credit quality, maturity, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering federal tax rates and without regard to state and local income taxes). As the objective is to increase the after-tax return of the Fund, an investor in the Fund may incur a tax liability that will generally be greater than the same investor would have in a fund investing exclusively in municipal securities, and that will be higher if the investor is in a higher tax bracket. In addition, the tax implications of the Fund’s trading activity, such as realizing taxable gains, are considered in making purchase and sale decisions for the Fund. The Fund may invest in fixed-income securities of any maturity from short- to long-term.

The Fund may also invest in forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities.

The Fund may use derivatives, such as swaps, options, futures contracts and forwards, to achieve its investment strategies. For example, the Fund may enter into tender option bonds and credit default and interest rate swaps relating to municipal and taxable fixed-income securities or securities indices. Derivatives may provide more efficient and economical exposure to fixed-income securities markets than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Fund invests, from time to time, in the municipal securities of Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

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DISCLOSURES AND RISKS (continued)

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These and other risks are more fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			3.65%	5.62%

1 Year	1.82%	-1.25%

5 Years	2.46%	1.83%

Since Inception[3]	2.79%	2.45%

CLASS C SHARES			3.01%	4.63%

1 Year	1.06%	0.07%

5 Years	1.70%	1.70%

Since Inception[3,4]	2.03%	2.03%

ADVISOR CLASS SHARES[5]			4.02%	6.18%

1 Year	2.08%	2.08%

5 Years	2.72%	2.72%

Since Inception[3]	3.05%	3.05%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.91%, 1.66% and 0.66% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs, to 0.75%, 1.50% and 0.50% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2024, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2023.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Inception date: 12/11/2013.

4	Assumes conversion of Class C shares into Class A shares after eight years.

5

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-4.66%

5 Years	1.72%

Since Inception[1]	2.43%

CLASS C SHARES

1 Year	-3.39%

5 Years	1.56%

Since Inception[1,2]	2.01%

ADVISOR CLASS SHARES[3]

1 Year	-1.46%

5 Years	2.58%

Since Inception[1]	3.03%

1	Inception date: 12/11/2013.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,079.50	$4.38	0.85%
Hypothetical**	$1,000	$1,020.58	$4.26	0.85%
Class C
Actual	$1,000	$1,075.50	$8.23	1.60%
Hypothetical**	$1,000	$1,016.86	$8.00	1.60%
Advisor Class
Actual	$1,000	$1,080.80	$3.10	0.60%
Hypothetical**	$1,000	$1,021.82	$3.01	0.60%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $434.4

1

The Fund’s quality rating and state breakdowns are expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.8% in 32 different states, American Samoa, District of Columbia and Guam.

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PORTFOLIO OF INVESTMENTS

April 30, 2023 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 100.2%
Long-Term Municipal Bonds – 86.0%
Alabama – 3.4%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	$1,000	$997,103
Series 2022-F 5.50%, 11/01/2053	2,000	2,129,197
Black Belt Energy Gas District (Nomura Holdings, Inc.) Series 2022-A 4.00%, 12/01/2052	1,000	969,161
Black Belt Energy Gas District (Royal Bank of Canada) Series 2023-B 5.25%, 12/01/2053	4,000	4,364,155
County of Jefferson AL Sewer Revenue Series 2013-D 6.00%, 10/01/2042	110	116,320
Southeast Energy Authority A Cooperative District (Morgan Stanley) Series 2022-A 5.50%, 01/01/2053	1,000	1,080,377
5.636% (SOFR + 2.42%), 01/01/2053(a)	2,000	2,056,478
Southeast Energy Authority A Cooperative District (Sumitomo Mitsui Financial Group, Inc.) Series 2023-A 5.25%, 01/01/2054	2,000	2,127,848
Sumter County Industrial Development Authority/AL (Enviva, Inc.) Series 2022 6.00%, 07/15/2052	1,185	1,066,744

		14,907,383

American Samoa – 0.0%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 7.125%, 09/01/2038(b)	135	148,974

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Arizona – 1.4%
Arizona Industrial Development Authority (KIPP New York Public Charter Schools – Jerome Facility Project) Series 2021-B 4.00%, 07/01/2061	$1,000	$781,192
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 7.75%, 07/01/2050(b)(c)(d)	1,000	650,000
Arizona Industrial Development Authority (Pinecrest Academy of Nevada) Series 2020-A 4.00%, 07/15/2050(b)	100	75,957
Chandler Industrial Development Authority (Intel Corp.) Series 2022 5.00%, 09/01/2042	2,000	2,083,503
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.222%, 07/01/2030	1,000	847,609
City of Tempe AZ (City of Tempe AZ COP) Series 2021 2.521%, 07/01/2036	1,000	766,981
Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona Obligated Group) Series 2014 5.00%, 07/01/2044	100	100,005
Industrial Development Authority of the County of Pima (The) (La Posada at Park Centre, Inc. Obligated Group) Series 2022 6.75%, 11/15/2042(b)	250	253,319
7.00%, 11/15/2057(b)	250	251,889
Maricopa County Industrial Development Authority (Commercial Metals Co.) Series 2022 4.00%, 10/15/2047(b)	500	413,261

		6,223,716

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Arkansas – 0.1%
Arkansas Development Finance Authority (United States Steel Corp.) Series 2022 5.45%, 09/01/2052	$200	$198,824

California – 11.6%
Alameda Corridor Transportation Authority Series 2022-A 0.00%, 10/01/2049(e)	1,000	499,098
ARC70 II TRUST Series 2021 4.00%, 12/01/2059	300	252,590
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	4,445	4,640,529
California Community Choice Financing Authority (Goldman Sachs Group, Inc. (The)) Series 2023 5.00%, 12/01/2053	1,000	1,060,884
California Community Choice Financing Authority (Morgan Stanley) Series 2023 4.846% (SOFR + 1.63%), 07/01/2053(a)	2,000	1,999,280
5.00%, 07/01/2053	10,000	10,642,262
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021-A 4.00%, 02/01/2056(b)	1,000	821,599
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(b)	250	202,697
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 3.00%, 08/01/2056(b)	500	331,498
4.00%, 08/01/2046(b)	500	400,552
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 3.00%, 02/01/2057(b)	1,000	664,636

16 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Community Housing Agency (California Community Housing Agency Twin Creek Apartments) Series 2022 Zero Coupon, 08/01/2065(b)	$2,500	$140,589
5.50%, 02/01/2040(b)	1,000	913,021
California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) Series 2023 3.65%, 01/01/2050(b)	3,000	2,993,368
7.75%, 01/01/2050(b)	590	587,841
California Municipal Finance Authority (CHF-Riverside II LLC) Series 2019 5.00%, 05/15/2040	250	258,006
California Municipal Finance Authority (Samuel Merritt University) Series 2022 5.25%, 06/01/2053	1,000	1,077,141
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/2045(b)	250	249,974
Series 2019 5.00%, 11/21/2045(b)	1,000	1,013,214
Series 2023 5.00%, 07/01/2035(b)	1,250	1,325,593
California School Finance Authority (Classical Academy Obligated Group) Series 2022 5.00%, 10/01/2052(b)	1,000	1,003,162
California Statewide Communities Development Authority (Enloe Medical Center Obligated Group) AGM Series 2022-A 5.375%, 08/15/2057	1,000	1,077,518
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016-A 5.25%, 12/01/2056(b)	1,000	957,363
City of Los Angeles Department of Airports Series 2020-C 5.00%, 05/15/2039	1,000	1,072,803
Series 2022 4.00%, 05/15/2047	1,000	957,607
5.25%, 05/15/2047	2,000	2,154,643

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CMFA Special Finance Agency (CMFA Special Finance Agency Enclave) Series 2022-A 4.00%, 08/01/2058(b)	$400	$307,504
CMFA Special Finance Agency (CMFA Special Finance Agency Latitude33) Series 2021-A 3.00%, 12/01/2056(b)	500	330,865
CMFA Special Finance Agency (CMFA Special Finance Agency Solana at Grand) Series 2021-A 4.00%, 08/01/2056(b)	1,000	820,550
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 3.00%, 08/01/2056(b)	1,000	659,466
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.25%, 05/01/2057(b)	500	344,754
4.00%, 05/01/2057(b)	350	243,247
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 1818 Platinum Triangle-Anaheim) Series 2021 3.25%, 04/01/2057(b)	500	346,575
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2056(b)	400	323,746
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 4.00%, 10/01/2056(b)	200	148,515
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Crescent) Series 2022 4.30%, 07/01/2059(b)	500	417,071
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A2 3.125%, 08/01/2056(b)	100	68,286

18 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.25%, 07/01/2056(b)	$500	$336,635
4.00%, 07/01/2058(b)	200	139,024
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Oceanaire Apartments) Series 2021 4.00%, 09/01/2056(b)	200	150,459
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Park Crossing Apartments) Series 2021 3.25%, 12/01/2058(b)	300	201,996
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 3.00%, 12/01/2056(b)	1,000	664,102
4.00%, 12/01/2056(b)	400	287,643
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A2 4.00%, 07/01/2056(b)	1,000	744,385
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 3.25%, 10/01/2058(b)	1,000	676,375
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Waterscape Apartments) Series 2021-A 3.00%, 09/01/2056(b)	500	327,240
Golden State Tobacco Securitization Corp. Series 2021 3.85%, 06/01/2050	1,000	915,161
Series 2021-B Zero Coupon, 06/01/2066	1,725	190,532
Hastings Campus Housing Finance Authority Series 2020-A 5.00%, 07/01/2061(b)	1,000	806,879

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

River Islands Public Financing Authority (River Islands Public Financing Authority Community Facilities District No. 2003-1) Series 2022 5.75%, 09/01/2052	$1,000	$985,003
San Francisco Intl Airport Series 2019-A 5.00%, 05/01/2044	1,000	1,040,466
State of California Series 2023 5.25%, 10/01/2050	100	114,329
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Series 2021 Zero Coupon, 06/01/2060	200	33,707
Tobacco Securitization Authority of Southern California (San Diego County Tobacco Asset Securitization Corp.) Series 2006 Zero Coupon, 06/01/2046	1,000	189,253
University of California Series 2023-B 5.00%, 05/15/2042	1,000	1,144,067

		50,255,303

Colorado – 1.7%
Aurora Highlands Community Authority Board Series 2021-A 5.75%, 12/01/2051	500	451,032
Centerra Metropolitan District No. 1 Series 2022 6.50%, 12/01/2053	500	503,826
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	615	615,598
Colorado Educational & Cultural Facilities Authority (James Irwin Educational Foundation Obligated Group) Series 2022 5.00%, 09/01/2062	1,000	947,337

20 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado Educational & Cultural Facilities Authority (Lighthouse Building Corp.) Series 2021 4.00%, 10/01/2061	$1,000	$764,976
Colorado Health Facilities Authority (Aberdeen Ridge, Inc. Obligated Group) Series 2021-A 5.00%, 05/15/2049	100	76,775
Colorado Health Facilities Authority (Christian Living Neighborhoods Obligated Group) Series 2021 4.00%, 01/01/2042	250	181,453
Colorado Health Facilities Authority (Frasier Meadows Manor, Inc. Obligated Group) Series 2023-2 4.00%, 05/15/2041	100	80,222
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015-B 5.00%, 09/01/2030	200	206,585
Copper Ridge Metropolitan District Series 2019 5.00%, 12/01/2039	500	463,767
Douglas County Housing Partnership (Bridgewater Castle Rock ALF LLC) Series 2021 5.375%, 01/01/2041(b)	250	185,232
E-470 Public Highway Authority Series 2021-B 3.573% (SOFR + 0.35%), 09/01/2039(a)	1,000	993,468
Four Corners Business Improvement District Series 2022 6.00%, 12/01/2052	500	457,848
Johnstown Plaza Metropolitan District Series 2022 4.25%, 12/01/2046	488	393,797
Pueblo Urban Renewal Authority Series 2021-B Zero Coupon, 12/01/2025(b)	260	202,894
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2022 6.50%, 12/01/2042	500	507,423

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Vauxmont Metropolitan District AGM Series 2019 5.00%, 12/15/2028	$380	$402,935
AGM Series 2020 5.00%, 12/01/2050	100	105,233

		7,540,401

Connecticut – 0.9%
City of New Haven CT Series 2018-A 5.50%, 08/01/2038	615	662,355
Connecticut State Health & Educational Facilities Authority Series 2023-A 2.80%, 07/01/2048	2,200	2,179,246
Connecticut State Health & Educational Facilities Authority (Stamford Hospital Obligated Group (The)) Series 2022 4.00%, 07/01/2037	1,000	982,598
Town of Hamden CT (Whitney Center, Inc. Obligated Group) Series 2022-A 7.00%, 01/01/2053	100	101,883

		3,926,082

Delaware – 0.1%
Affordable Housing Tax-Exempt Bond Pass-Thru Trust Series 2023-2 6.00%, 10/05/2040(b)(f)	500	500,000

District of Columbia – 0.1%
District of Columbia (Friendship Public Charter School, Inc.) Series 2016-A 5.00%, 06/01/2041	100	100,768
District of Columbia Tobacco Settlement Financing Corp. Series 2006 Zero Coupon, 06/15/2055	2,500	224,955

		325,723

Florida – 4.8%
Align Affordable Housing Bond Fund LP (SHI – Lake Worth LLC) Series 2021 3.25%, 12/01/2051(b)	1,000	865,891

22 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Bexley Community Development District Series 2016 4.875%, 05/01/2047	$100	$92,011
Capital Trust Agency, Inc. (Educational Growth Fund LLC) Series 2021 Zero Coupon, 07/01/2061(b)	2,000	130,094
5.00%, 07/01/2056(b)	1,190	1,079,848
City of Palmetto FL (Renaissance Arts and Education, Inc.) Series 2022 5.375%, 06/01/2057	1,000	1,008,417
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2053	1,000	211,983
County of Lake FL (Waterman Communities, Inc.) Series 2020 5.75%, 08/15/2055	200	167,253
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015-A 5.00%, 06/01/2028	780	810,238
County of Miami-Dade FL Aviation Revenue Series 2015-A 5.00%, 10/01/2031	265	272,380
County of Miami-Dade Seaport Department Series 2013-A 6.00%, 10/01/2038 (Pre-refunded/ETM)	5,000	5,057,207
Series 2023-A 5.25%, 10/01/2052	1,000	1,068,322
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2036	230	119,784
County of Palm Beach FL (Provident Group-PBAU Properties LLC) Series 2019 5.00%, 04/01/2051(b)	1,000	896,368
Florida Development Finance Corp. (Assistance Unlimited, Inc,) Series 2022 6.00%, 08/15/2057(b)	350	333,867
Florida Development Finance Corp. (Brightline Trains Florida LLC) Series 2020 7.375%, 01/01/2049(b)	695	658,520

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida Development Finance Corp. (Cornerstone Charter Academy, Inc.) Series 2022 5.00%, 10/01/2042(b)	$1,000	$952,229
Florida Development Finance Corp. (Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.) Series 2021 4.00%, 07/01/2051(b)	100	84,204
Florida Development Finance Corp. (IDEA Florida, Inc.) Series 2022 5.25%, 06/15/2029(b)	100	99,221
Florida Development Finance Corp. (Mater Academy, Inc.) Series 2020-A 5.00%, 06/15/2055	1,000	968,810
Florida Development Finance Corp. (Seaside School Consortium, Inc.) Series 2022 5.75%, 06/15/2047	1,000	1,033,303
Lee County Industrial Development Authority/FL (Cypress Cove at Healthpark Florida Obligated Group) Series 2022 5.25%, 10/01/2052	500	427,130
Miami-Dade County Industrial Development Authority (AcadeMir Charter School Middle & Preparatory Academy Obligated Group) Series 2022 5.50%, 07/01/2061(b)	1,000	938,051
North Broward Hospital District Series 2017-B 5.00%, 01/01/2037	100	103,995
Orange County Health Facilities Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2023 4.00%, 08/01/2042(f)	250	212,641
Palm Beach County Educational Facilities Authority (Palm Beach Atlantic University Obligated Group) Series 2021 4.00%, 10/01/2041	1,000	911,130

24 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2022 4.25%, 06/01/2056	$200	$142,848
Palm Beach County Health Facilities Authority (Green Cay Life Plan Village, Inc.) Series 2022 11.50%, 07/01/2027(b)	100	96,533
Pinellas County Industrial Development Authority Series 2019 5.00%, 07/01/2039	1,000	1,000,136
Town of Davie FL (Nova Southeastern University, Inc.) Series 2018 5.00%, 04/01/2048	530	544,908
Village Community Development District No. 13 Series 2019 3.55%, 05/01/2039	605	499,208

		20,786,530

Georgia – 2.8%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 07/01/2025	145	142,597
5.00%, 07/01/2031	1,065	1,029,343
Main Street Natural Gas, Inc. (Citadel LP) Series 2022-C 4.00%, 08/01/2052(b)	1,000	961,842
Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2019-C 4.00%, 03/01/2050	3,215	3,211,434
Series 2023-A 5.00%, 06/01/2053	1,000	1,054,557
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2023-B 5.00%, 07/01/2053	1,000	1,068,417
Main Street Natural Gas, Inc. (Toronto-Dominion Bank/The) Series 2019-B 4.00%, 08/01/2049	2,000	2,009,853

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2038	$100	$105,031
Series 2022 5.50%, 07/01/2063	1,500	1,554,440
AGM Series 2023 5.00%, 07/01/2064	1,000	1,038,741

		12,176,255

Guam – 0.6%
Antonio B Won Pat International Airport Authority Series 2021-A 4.46%, 10/01/2043	1,000	770,558
Guam Power Authority Series 2022-A 5.00%, 10/01/2043	500	519,395
Territory of Guam Series 2019 5.00%, 11/15/2031	195	203,746
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2046	200	196,272
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2021-F 5.00%, 01/01/2029	1,000	1,057,148

		2,747,119

Illinois – 8.9%
Chicago Board of Education Series 2012-A 5.00%, 12/01/2042	240	238,509
Series 2012-B 5.00%, 12/01/2033	1,000	1,002,368
Series 2019-A 5.00%, 12/01/2029	100	105,330
5.00%, 12/01/2030	100	104,838
Series 2019-B 5.00%, 12/01/2033	100	104,009
Series 2021-A 5.00%, 12/01/2033	1,000	1,045,264
Series 2023 5.25%, 04/01/2040	2,000	2,135,322
5.50%, 04/01/2042	1,000	1,086,733
Chicago O’Hare International Airport Series 2015-C 5.00%, 01/01/2034	335	340,966

26 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017-B 5.00%, 01/01/2035	$725	$771,633
Series 2018-A 5.00%, 01/01/2053	1,000	1,022,164
Series 2022 5.50%, 01/01/2055	5,000	5,392,181
Illinois Finance Authority (Clark-Lindsey Village Obligated Group) Series 2022-A 5.50%, 06/01/2057	1,000	873,271
Illinois Finance Authority (DePaul College Prep) Series 2023 5.625%, 08/01/2053(b)	1,000	989,147
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 4.00%, 09/01/2035	100	86,690
Illinois Finance Authority (Lake Forest College) Series 2022-A 5.50%, 10/01/2047	1,000	999,397
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2021 5.125%, 05/15/2060	77	44,436
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015-C 5.00%, 08/15/2035	250	256,165
Illinois Housing Development Authority Series 2022 5.67%, 12/01/2025(b)	1,000	1,001,579
7.17%, 11/01/2038	100	102,255
Metropolitan Pier & Exposition Authority Series 2015-B 5.00%, 12/15/2045	600	604,385
Series 2022 4.00%, 12/15/2042	1,000	915,231
Metropolitan Pier & Exposition Authority (Metropolitan Pier & Exposition Authority Lease) Series 2020 5.00%, 06/15/2042	640	656,670
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 06/01/2023	4,000	4,003,944

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Illinois Series 2010 7.35%, 07/01/2035	$232	$256,211
Series 2013 5.50%, 07/01/2025 (Pre-refunded/ETM)	270	271,084
Series 2016 5.00%, 02/01/2024	375	378,805
Series 2017-D 5.00%, 11/01/2026	930	981,659
Series 2018-A 5.00%, 10/01/2027	1,000	1,070,660
Series 2019-B 5.00%, 11/01/2031	1,000	1,097,120
Series 2022-A 5.50%, 03/01/2047	1,000	1,093,767
Series 2022-C 5.50%, 10/01/2045	1,000	1,102,287
Series 2023-B 5.00%, 05/01/2033(f)	6,000	6,749,701
Series 2023-D 5.00%, 07/01/2024(f)	1,690	1,715,209

		38,598,990

Indiana – 1.4%
City of Fort Wayne IN (Do Good Foods Fort Wayne LLC Obligated Group) Series 2022 9.00%, 12/01/2044(b)	1,035	1,025,152
10.75%, 12/01/2029	140	139,904
City of Valparaiso IN (Green Oaks of Valparaiso LLC) Series 2021 5.375%, 12/01/2041(b)	150	115,457
City of Whiting IN (BP Products North America, Inc.) Series 2023 4.40%, 11/01/2045	1,000	1,035,352
Indiana Finance Authority (Brightmark Plastics Renewal Indiana LLC) Series 2019 7.00%, 03/01/2039(b)	1,110	839,280
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 5.00%, 04/01/2029	100	103,720

28 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority (Greencroft Goshen Obligated Group) Series 2021 4.00%, 11/15/2043	$1,000	$745,463
Series 2023-2 4.00%, 11/15/2037(f)	100	80,030
Indiana Finance Authority (Marquette Manor) Series 2015-A 5.00%, 03/01/2030	190	190,811
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2021-B 2.50%, 11/01/2030	165	144,636
Indiana Finance Authority (University of Evansville) Series 2022 5.25%, 09/01/2057	1,000	943,840
Indiana Housing & Community Development Authority (Vita of Marion LLC) Series 2021-A 5.25%, 04/01/2041(b)	1,000	788,423
Series 2021-B 4.00%, 04/01/2024	100	97,614

		6,249,682

Iowa – 2.4%
Iowa Finance Authority Series 2022-E 4.16% (SOFR + 0.80%), 01/01/2052(a)	5,000	4,927,401
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2022 5.00%, 12/01/2050	2,000	2,004,446
Iowa Finance Authority (Iowa Finance Authority State Revolving Fund) Series 2017 5.00%, 08/01/2023	2,500	2,511,163
Iowa Finance Authority (Lifespace Communities, Inc. Obligated Group) Series 2018-A 5.00%, 05/15/2043	500	385,113
5.00%, 05/15/2048	325	240,491

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Iowa Finance Authority (Wesley Retirement Services, Inc. Obligated Group) Series 2021 4.00%, 12/01/2031	$115	$102,667
4.00%, 12/01/2041	170	134,157
4.00%, 12/01/2046	115	85,819
4.00%, 12/01/2051	205	147,522

		10,538,779

Kansas – 0.1%
City of Overland Park KS Sales Tax Revenue Series 2022 6.00%, 11/15/2034(b)	100	103,048
6.50%, 11/15/2042(b)	300	306,791

		409,839

Kentucky – 1.0%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 4.00%, 02/01/2034	385	386,442
City of Henderson KY (Pratt Paper LLC) Series 2022 3.70%, 01/01/2032(b)	325	309,420
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017-B 5.00%, 08/15/2037	175	182,996
Kentucky Economic Development Finance Authority (Carmel Manor, Inc.) Series 2022 4.50%, 10/01/2027	1,000	992,859
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2039	160	155,692
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/2042	65	53,663

30 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2037	$425	$430,653
Kentucky Housing Corp. (Churchill Park LLLP) Series 2022-A 4.65%, 05/01/2025(b)	130	129,633
5.75%, 11/01/2040(b)	600	603,757
Series 2022-B 6.75%, 11/01/2040(b)	100	100,597
Kentucky Public Energy Authority (BP PLC) Series 2020-A 4.00%, 12/01/2050	600	601,460
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/2033	225	236,003

		4,183,175

Louisiana – 1.3%
City of New Orleans LA Water System Revenue Series 2014 5.00%, 12/01/2034 (Pre-refunded/ETM)	100	103,070
Louisiana Local Government Environmental Facilities & Community Development Auth (Louisiana Utilities Restoration Corp. ELL System Restoration Revenue) Series 2023 5.048%, 12/01/2034	1,000	1,030,808
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/2036	675	709,044
Louisiana Public Facilities Authority (Geo Prep Mid-City of Greater Baton Rouge) Series 2022 6.125%, 06/01/2052(b)	1,025	1,022,173
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014-A 7.50%, 07/01/2023(c)(d)(g)	250	2

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Auxiliary Revenue) Series 2019 5.00%, 07/01/2059	$1,335	$1,356,102
New Orleans Aviation Board Series 2017-B 5.00%, 01/01/2043	215	219,238
Parish of St. James LA (NuStar Logistics LP) Series 2020-2 6.35%, 07/01/2040(b)	100	107,962
State of Louisiana Gasoline & Fuels Tax Revenue Series 2022-A 3.867% (SOFR + 0.50%), 05/01/2043(a)	990	967,237

		5,515,636

Maine – 0.0%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 01/01/2025(b)	100	100,657

Maryland – 2.4%
City of Baltimore MD (East Baltimore Research Park Project) Series 2017-A 5.00%, 09/01/2038	150	150,969
Maryland Economic Development Corp. (Air Cargo Obligated Group) Series 2019 4.00%, 07/01/2044	600	530,121
Maryland Economic Development Corp. (Bowie State University) Series 2020 5.00%, 07/01/2055	1,000	1,007,245
Maryland Economic Development Corp. (Maryland Economic Development Corp. Morgan View & Thurgood Marshall Student Hsg) Series 2022 6.00%, 07/01/2058	1,000	1,088,052
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.25%, 06/30/2047	1,000	1,017,086
5.25%, 06/30/2052	1,000	1,013,943

32 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maryland Health & Higher Educational Facilities Authority (Adventist Healthcare Obligated Group) Series 2021 5.00%, 01/01/2036	$500	$517,141
Maryland Stadium Authority (Baltimore City Public School Construction Financing Fund) Series 2020 5.00%, 05/01/2050	1,500	1,691,514
State of Maryland Department of Transportation Series 2022-2 5.00%, 12/01/2023	3,500	3,538,313

		10,554,384

Massachusetts – 0.7%
Commonwealth of Massachusetts AGC Series 2007-A 3.795% (LIBOR 3 Month + 0.57%), 05/01/2037(a)	1,300	1,267,320
Massachusetts Development Finance Agency (Merrimack College) Series 2014 5.125%, 07/01/2044	620	622,778
Massachusetts Development Finance Agency (Tufts Medicine Obligated Group) Series 2019-A 5.00%, 07/01/2044	1,000	988,483

		2,878,581

Michigan – 1.9%
City of Detroit MI Series 2014-B 4.00%, 04/01/2044(e)	245	180,083
Series 2018 5.00%, 04/01/2038	75	75,799
Series 2021-A 5.00%, 04/01/2046	2,000	1,955,364
Series 2021-B 3.644%, 04/01/2034	200	159,884
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006-D 4.068% (LIBOR 3 Month + 0.60%), 07/01/2032(a)	1,000	931,691

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-A 3.267%, 06/01/2039	$1,000	$901,851
Michigan State Building Authority (Michigan State Building Authority Lease) Series 2013-I 5.00%, 10/15/2029	2,000	2,021,472
Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) AGM Series 2018 4.125%, 06/30/2035	1,610	1,598,313
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp./MI) Series 2008-C Zero Coupon, 06/01/2058	7,750	318,361

		8,142,818

Minnesota – 0.1%
City of Wayzata MN (Wayzata Bay Senior Housing, Inc.) Series 2019 5.00%, 08/01/2049	105	97,881
Duluth Economic Development Authority (Benedictine Health System Obligated Group) Series 2021 4.00%, 07/01/2036	100	83,417
4.00%, 07/01/2041	100	78,425
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Minnesota Math & Science Academy) Series 2021 4.00%, 06/01/2051(b)	100	70,696
4.00%, 06/01/2056(b)	100	68,488

		398,907

Mississippi – 0.5%
Mississippi Business Finance Corp. (Alden Group Renewable Energy Mississippi LLC) Series 2022 8.00%, 12/01/2029(b)	500	495,313
Mississippi Business Finance Corp. (Enviva, Inc.) Series 2022 7.75%, 07/15/2047	270	272,156

34 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 4.00%, 10/01/2035(b)	$1,000	$927,819
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016-A 5.00%, 09/01/2036	250	256,468

		1,951,756

Missouri – 0.1%
Kansas City Industrial Development Authority Series 2019 5.00%, 07/01/2040(b)	180	155,484
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2021-A 5.00%, 08/15/2056	300	226,308
Taney County Industrial Development Authority (Taney County Industrial Development Authority Lease) Series 2023 6.00%, 10/01/2049(b)	100	98,303

		480,095

Nevada – 0.4%
City of Reno NV (County of Washoe NV Sales Tax Revenue) Series 2018-C Zero Coupon, 07/01/2058(b)	2,000	255,033
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.75%, 06/15/2028(b)	525	475,752
State of Nevada Department of Business & Industry (DesertXpress Enterprises LLC) Series 2023 3.70%, 01/01/2050(b)	1,100	1,098,291

		1,829,076

New Hampshire – 0.0%
New Hampshire Business Finance Authority Series 2022-2 0.35%, 09/20/2036	1,000	23,730

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey – 3.0%
Essex County Improvement Authority (Friends of TEAM Academy Charter School Obligated Group) Series 2021 4.00%, 06/15/2051	$1,100	$940,272
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2019 5.25%, 04/01/2026	1,000	1,056,983
Series 2023 5.397%, 03/01/2033	1,000	1,029,699
New Jersey Economic Development Authority (State of New Jersey) Series 2024-S 5.00%, 06/15/2026(f)	1,000	1,024,848
5.00%, 06/15/2034(f)	2,000	2,190,809
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	210	211,320
New Jersey Educational Facilities Authority (Stevens Institute of Technology International, Inc.) Series 2020-A 5.00%, 07/01/2045	100	102,978
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017-A 5.00%, 07/01/2036	280	294,052
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2029	550	581,065
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2035	340	366,877
New Jersey Turnpike Authority Series 2017-B 5.00%, 01/01/2032	540	593,233
South Jersey Transportation Authority BAM Series 2022 5.25%, 11/01/2052	1,000	1,090,785

36 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tobacco Settlement Financing Corp./NJ Series 2018-B 5.00%, 06/01/2046	$3,500	$3,480,880

		12,963,801

New Mexico – 0.3%
New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group) Series 2019 5.00%, 07/01/2049	1,000	765,312
Winrock Town Center Tax Increment Development District No. 1 Series 2022 3.75%, 05/01/2028(b)	771	726,566

		1,491,878

New York – 7.4%
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 5.00%, 06/01/2056(b)	400	348,918
Build NYC Resource Corp. (Kipp NYC Public Charter Schools) Series 2023 5.25%, 07/01/2062	1,000	1,013,692
Hempstead Town Local Development Corp. (Evergreen Charter School, Inc.) Series 2022-A 5.50%, 06/15/2057	2,000	1,957,658
Metropolitan Transportation Authority Series 2020-A 5.00%, 11/15/2045	1,000	1,089,692
Series 2020-C 4.75%, 11/15/2045	1,000	1,019,147
5.00%, 11/15/2050	1,000	1,033,507
Series 2020-E 4.00%, 11/15/2026	1,155	1,172,347
Series 2021-D 3.553% (SOFR + 0.33%), 11/01/2035(a)	900	891,210
Monroe County Industrial Development Corp./NY (Academy of Health Sciences Charter School) Series 2022 6.00%, 07/01/2057(b)	1,000	968,892
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) Series 2019 5.00%, 01/01/2040	550	441,810

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018-S 5.00%, 07/15/2032	$865	$967,560
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2018 5.00%, 08/01/2023	1,000	1,004,365
New York Counties Tobacco Trust V Series 2005 Zero Coupon, 06/01/2050	350	48,939
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.00%, 11/15/2044(b)	1,215	1,176,069
5.375%, 11/15/2040(b)	115	115,039
New York State Dormitory Authority (Garnet Health Medical Center Obligated Group) Series 2017 5.00%, 12/01/2034(b)	1,000	994,982
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014-A 5.00%, 02/15/2028	425	431,166
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 4.00%, 01/01/2036	275	264,555
Series 2020 4.375%, 10/01/2045	1,000	949,905
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2041	150	150,296
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.917%, 05/15/2040	500	381,526
Series 2022-A 5.00%, 08/15/2024	5,000	5,105,073
Series 2022-E 3.596%, 04/01/2026(h)	10,000	10,061,207

38 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	$120	$95,675
Westchester County Local Development Corp. (Purchase Senior Learning Community Obligated Group) Series 2021 2.875%, 07/01/2026(b)	250	237,083
Western Regional Off-Track Betting Corp. Series 2021 4.125%, 12/01/2041(b)	100	74,854

		31,995,167

North Carolina – 0.4%
Fayetteville State University Series 2023 5.00%, 04/01/2038(b)	1,045	1,105,808
North Carolina Turnpike Authority Series 2017 5.00%, 01/01/2032	500	527,434

		1,633,242

North Dakota – 0.2%
City of Grand Forks ND (Altru Health System Obligated Group) Series 2021 4.00%, 12/01/2038	1,000	911,527
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 6.625%, 12/15/2031(b)(c)(d)	100	55,000

		966,527

Ohio – 2.3%
American Municipal Power, Inc. (American Municipal Power Solar Electricity Prepayment Revenue) Series 2020 4.00%, 02/15/2044	1,000	931,455
Buckeye Tobacco Settlement Financing Authority Series 2020-B 5.00%, 06/01/2055	2,630	2,451,378
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2047	175	178,259

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Cleveland-Cuyahoga County Port Authority (Cleveland-Cuyahoga County Port Authority Flats East Bank TIF District) Series 2021 4.00%, 12/01/2055(b)	$490	$412,545
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2014 5.00%, 12/01/2028	365	369,909
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	205	206,730
County of Marion OH (United Church Homes, Inc. Obligated Group) Series 2019 5.125%, 12/01/2049	100	84,593
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049(b)(c)(d)	100	35,000
County of Washington OH (Marietta Area Health Care, Inc. Obligated Group) Series 2022 6.625%, 12/01/2042	1,000	1,015,738
6.75%, 12/01/2052	250	250,733
Jefferson County Port Authority/OH (JSW Steel USA Ohio, Inc.) Series 2021 3.50%, 12/01/2051(b)	1,000	700,126
Ohio Air Quality Development Authority (Ohio Valley Electric Corp.) Series 2019 3.25%, 09/01/2029	580	541,177
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 4.25%, 01/15/2038(b)	185	174,906
Ohio Higher Educational Facility Commission Series 2023 5.00%, 10/01/2032(f)	2,000	2,346,138
Port of Greater Cincinnati Development Authority Series 2021 4.375%, 06/15/2056	100	95,871

		9,794,558

40 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oklahoma – 0.7%
Norman Regional Hospital Authority (Norman Regional Hospital Authority Obligated Group) Series 2019 3.25%, 09/01/2039	$505	$385,018
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018-B 5.25%, 08/15/2048	1,000	925,297
5.50%, 08/15/2052	1,000	939,567
Series 2022-A 5.50%, 08/15/2044	1,000	964,801

		3,214,683

Oregon – 0.2%
Clackamas County Hospital Facility Authority (Rose Villa, Inc. Obligated Group) Series 2020-A 5.375%, 11/15/2055	1,000	883,896

Other – 0.1%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates (FHLMC Multifamily VRD Certificates) 2.65%, 06/15/2036(b)	375	314,815

Pennsylvania – 3.3%
Allentown Neighborhood Improvement Zone Development Authority Series 2022 5.25%, 05/01/2042(b)	495	486,823
Berks County Municipal Authority (The) (Tower Health Obligated Group) Series 2020-B 5.00%, 02/01/2040	1,000	649,180
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 4.00%, 07/01/2051	1,000	740,178
5.00%, 07/01/2054	250	214,590
Chester County Industrial Development Authority (Collegium Charter School) Series 2022 5.625%, 10/15/2042(b)	250	243,508

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Lancaster County Hospital Authority/PA (St. Anne’s Retirement Community Obligated Group) Series 2020 5.00%, 03/01/2040	$1,000	$852,336
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2022 5.00%, 05/01/2052	2,000	2,055,879
Moon Industrial Development Authority (Baptist Homes Society Obligated Group) Series 2015 6.125%, 07/01/2050	1,000	818,697
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.75%, 07/01/2035	100	88,073
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Department of Transportation) Series 2022 5.25%, 06/30/2053	1,000	1,034,403
AGM Series 2022 5.00%, 12/31/2057	1,000	1,043,999
5.75%, 12/31/2062	1,000	1,104,906
Pennsylvania Economic Development Financing Authority (Covanta Holding Corp.) Series 2019 3.25%, 08/01/2039(b)	510	364,827
Pennsylvania Economic Development Financing Authority (Iron Cumberland LLC) Series 2022 7.00%, 12/01/2029	1,000	972,299
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2038	100	101,207
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2022-C 4.56% (MUNIPSA + 0.70%), 11/15/2047(a)	1,000	981,580

42 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Turnpike Commission Series 2017-B 5.00%, 06/01/2036	$200	$211,022
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2054	100	99,048
Philadelphia Authority for Industrial Development (Philadelphia Performing Arts Charter School) Series 2020 5.00%, 06/15/2040(b)	1,000	1,003,078
School District of Philadelphia (The) Series 2019-A 5.00%, 09/01/2044(h)	1,350	1,436,497

		14,502,130

Puerto Rico – 4.1%
Children’s Trust Fund Series 2008-A Zero Coupon, 05/15/2057	2,600	177,742
Series 2008-B Zero Coupon, 05/15/2057	5,000	280,504
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	41	39,048
Zero Coupon, 07/01/2033	779	454,342
4.00%, 07/01/2033	2,623	2,400,362
4.00%, 07/01/2035	111	99,107
4.00%, 07/01/2037	95	83,060
4.00%, 07/01/2041	129	108,504
4.00%, 07/01/2046	134	108,981
5.25%, 07/01/2023	69	68,928
5.375%, 07/01/2025	242	246,850
5.625%, 07/01/2027	286	298,122
5.625%, 07/01/2029	168	177,601
5.75%, 07/01/2031	270	289,018
Series 2022-A Zero Coupon, 11/01/2051	2,695	1,270,019
Series 2022-C Zero Coupon, 11/01/2043	5,470	2,570,687
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 08/20/2040	115	95,842
HTA TRRB Custodial Trust Series 2022 5.25%, 07/01/2036	110	110,553
5.25%, 07/01/2041	125	125,779

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008-A 6.125%, 07/01/2024	$60	$60,690
Series 2020-A 5.00%, 07/01/2035(b)	500	498,613
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2027	1,000	1,011,064
5.25%, 07/01/2031	375	379,438
Series 2007-T 5.00%, 07/01/2032	85	59,713
5.00%, 07/01/2037	245	172,112
Series 2008-W 5.00%, 07/01/2028	245	172,112
Series 2008-WW 5.375%, 07/01/2024	125	87,656
Series 2010-A 5.25%, 07/01/2029	100	70,250
5.25%, 07/01/2030	15	10,538
Series 2010-C 5.00%, 07/01/2024	25	17,531
5.25%, 07/01/2028	175	122,937
Series 2010-DDD 5.00%, 07/01/2021	15	10,425
Series 2010-X 5.25%, 07/01/2040	340	238,850
5.75%, 07/01/2036	125	89,063
Series 2010-ZZ 5.25%, 07/01/2024	40	28,100
Series 2012-A 5.00%, 07/01/2029	50	35,125
5.00%, 07/01/2042	10	7,025
Puerto Rico Highway & Transportation Authority Series 2022-A 5.00%, 07/01/2062	1,600	1,541,285
Puerto Rico Housing Finance Authority (El Mirador LLC) Series 2023 5.00%, 03/01/2027	2,000	2,093,390
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	350	355,083

44 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	$6	$5,699
Zero Coupon, 07/01/2027	17	14,075
Zero Coupon, 07/01/2029	17	12,805
Zero Coupon, 07/01/2046	2,111	574,190
Series 2019-A 4.329%, 07/01/2040	440	409,116
5.00%, 07/01/2058	867	835,010

		17,916,944

South Carolina – 0.6%
Columbia Housing Authority/SC Series 2022 4.80%, 11/01/2024	150	146,247
5.26%, 11/01/2032	100	96,807
5.41%, 11/01/2039	310	296,005
6.28%, 11/01/2039	100	95,748
South Carolina Jobs-Economic Development Authority (FAH Pelham LLC) Series 2023-A 6.50%, 02/01/2056(b)	565	554,046
Series 2023-B 7.50%, 08/01/2047(b)	210	203,814
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.25%, 06/01/2040(b)	100	78,554
6.50%, 06/01/2051(b)	300	224,633
South Carolina Jobs-Economic Development Authority (PSG Patriot’s Place Apartments LLC) Series 2022 0.00%, 06/01/2052(e)	415	287,532
South Carolina Public Service Authority Series 2016-A 5.00%, 12/01/2036	265	272,294
Series 2022 4.00%, 12/01/2046	329	302,638
4.00%, 12/01/2049	220	199,119

		2,757,437

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tennessee – 1.0%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.00%, 12/01/2035(b)	$370	$347,733
5.125%, 12/01/2042(b)	1,000	908,518
Series 2016-B Zero Coupon, 12/01/2031(b)	150	92,685
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2037	30	29,551
4.00%, 08/01/2038	100	97,833
Knox County Industrial Development Board (Tompaul Knoxville LLC) Series 2022 9.25%, 11/01/2042(b)	200	200,413
9.50%, 11/01/2052(b)	400	400,799
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trevecca Nazarene University) Series 2021 4.00%, 10/01/2051	250	197,816
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049(b)(c)(d)	135	47,250
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 07/01/2035	215	223,710
Metropolitan Government Nashville & Davidson County Industrial Development Board (South Nashville Central Business Improvement District) Series 2021 Zero Coupon, 06/01/2043(b)	1,000	332,458
4.00%, 06/01/2051(b)	100	80,007
Tennergy Corp/TN (Goldman Sachs Group, Inc. (The)) Series 2022-A 5.50%, 10/01/2053	1,000	1,059,238

46 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wilson County Health & Educational Facilities Board Series 2021 4.00%, 12/01/2039	$200	$152,229
4.25%, 12/01/2024	200	189,536

		4,359,776

Texas – 4.2%
Abilene Convention Center Hotel Development Corp. (City of Abilene TX Abilene Convention Center Revenue) Series 2021-A 4.00%, 10/01/2050	250	189,580
Series 2021-B 5.00%, 10/01/2050(b)	500	415,385
Arlington Higher Education Finance Corp. (BASIS Texas Charter Schools, Inc.) Series 2021 4.50%, 06/15/2056(b)	500	496,106
Arlington Higher Education Finance Corp. (Magellan School (The)) Series 2022 6.25%, 06/01/2052(b)	200	202,417
6.375%, 06/01/2062(b)	250	253,506
Austin Convention Enterprises, Inc. Series 2017-A 5.00%, 01/01/2034	500	514,605
Baytown Municipal Development District (Baytown Municipal Development District Hotel Occupancy Tax) Series 2021 5.00%, 10/01/2050(b)	400	336,410
Board of Regents of the University of Texas System Series 2016-E 5.00%, 08/15/2023	1,000	1,005,255
Brazoria County Industrial Development Corp. (Aleon Renewable Metals LLC) Series 2022 10.00%, 06/01/2042(b)	500	497,743
Central Texas Regional Mobility Authority Series 2021-B 5.00%, 01/01/2046	1,000	1,058,829

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Dallas Housing Finance Corp. (DHFC The Briscoe Apartments LLC) Series 2022 Zero Coupon, 12/01/2062(b)	$4,760	$334,436
6.00%, 12/01/2062	555	570,420
City of Dallas Housing Finance Corp. (DHFC The Dylan Apartments LLC) Series 2022 6.00%, 12/01/2062(b)	270	263,606
6.25%, 12/01/2054(b)	100	91,798
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2031	160	162,334
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2046	1,000	1,071,020
Conroe Local Government Corp. (Conroe Local Government Corp. Conroe Convention Center Hotel) Series 2021 4.00%, 10/01/2046	1,000	946,552
Dallas Area Rapid Transit Series 2014-A 5.00%, 12/01/2025 (Pre-refunded/ETM)	580	597,441
Dallas County Flood Control District No. 1 Series 2015 5.00%, 04/01/2028(b)	100	100,025
Decatur Hospital Authority Series 2021 4.00%, 09/01/2044	1,000	797,098
Hidalgo County Regional Mobility Authority Series 2022-A Zero Coupon, 12/01/2050	1,000	220,702
4.00%, 12/01/2037	1,600	1,479,749
Series 2022-B Zero Coupon, 12/01/2042	1,400	452,083
Love Field Airport Modernization Corp. (Dallas Love Field) Series 2015 5.00%, 11/01/2032	500	513,727
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(b)	450	438,808

48 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. Series 2023 8.50%, 09/01/2027(b)	$1,000	$996,957
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2020 5.00%, 01/01/2055	100	79,624
Series 2022 4.00%, 01/01/2047	100	69,256
5.00%, 01/01/2057	200	154,539
New Hope Cultural Education Facilities Finance Corp. (Outlook at Windhaven Forefront Living Obligated Group) Series 2022 6.875%, 10/01/2057	1,000	901,823
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 4.00%, 01/01/2050(b)	100	71,171
Series 2021 2.625%, 01/01/2031(b)	300	238,029
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015-A 5.00%, 11/15/2025(c)(d)	675	270,000
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020-A 5.75%, 12/01/2054(c)(d)	456	296,492
Texas Municipal Gas Acquisition & Supply Corp. III (Macquarie Group Ltd.) Series 2021 5.00%, 12/15/2029	1,000	1,047,275
Texas Transportation Commission State Highway 249 System Series 2019 5.00%, 08/01/2057	1,000	998,224

		18,133,025

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Utah – 0.5%
City of Salt Lake City UT Airport Revenue Series 2018-A 5.00%, 07/01/2048(h)	$1,000	$1,026,131
Military Installation Development Authority Series 2021-A 4.00%, 06/01/2052	500	359,962
Utah Infrastructure Agency Series 2022 5.00%, 10/15/2046	1,000	944,975

		2,331,068

Vermont – 0.1%
Vermont Economic Development Authority (Casella Waste Systems, Inc.) Series 2022 5.00%, 06/01/2052(b)	500	501,176

Virginia – 3.1%
Align Affordable Housing Bond Fund LP (Park Landing LP) Series 2022-2 5.66%, 08/01/2052	375	358,798
Atlantic Park Community Development Authority (Atlantic Park Community Development Authority District ) Series 2023 6.25%, 08/01/2045(b)	615	584,510
Halifax County Industrial Development Authority (Virginia Electric and Power Co.) Series 2022 1.65%, 12/01/2041	2,000	1,939,372
Henrico County Economic Development Authority (Westminster-Canterbury Corp. Obligated Group) Series 2022 5.00%, 10/01/2047	1,000	1,027,618
Tobacco Settlement Financing Corp./VA Series 2007-B1 5.00%, 06/01/2047	165	154,681
Virginia College Building Authority (Marymount University) Series 2015-A 5.00%, 07/01/2045(b)	1,000	947,355
Virginia Small Business Financing Authority (95 Express Lanes LLC) Series 2022 4.00%, 01/01/2048	1,000	863,305

50 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2022 4.00%, 01/01/2034	$2,000	$2,005,583
Virginia Small Business Financing Authority (P3 VB Holdings LLC) Series 2023 8.50%, 12/01/2052(b)	430	409,096
Virginia Small Business Financing Authority (Pure Salmon Virginia, LLC) Series 2022 3.50%, 11/01/2052	4,000	3,988,389
Virginia Small Business Financing Authority (Total Fiber Recovery @ Chesapeake LLC) Series 2022 7.677% (SOFR + 5.50%), 06/01/2029(a)(b)	530	510,688
8.50%, 06/01/2042(b)	615	573,936

		13,363,331

Washington – 1.7%
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 01/01/2044	280	286,062
Port of Seattle WA Series 2015-C 5.00%, 04/01/2033	510	517,238
Series 2021 4.00%, 08/01/2040	1,000	961,669
Spokane County School District No. 81 Spokane Series 2012 3.00%, 12/01/2031	1,000	987,117
Washington Economic Development Finance Authority (Mura Cascade ELP LLC) Series 2022 3.90%, 12/01/2042(b)	2,500	2,492,663
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) Series 2021 4.00%, 07/01/2031	235	226,917
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2013 5.25%, 01/01/2043(b)	1,000	855,351

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2019-A 5.00%, 01/01/2055(b)	$1,000	$711,765
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014-A 7.375%, 01/01/2044 (Pre-refunded/ETM)(b)	200	205,088

		7,243,870

West Virginia – 0.2%
City of South Charleston WV (City of South Charleston WV South Charleston Park Place Excise Tax District) Series 2022 4.25%, 06/01/2042(b)	250	198,220
Monongalia County Commission Excise Tax District Series 2022-A 6.25%, 06/01/2024	250	250,627
Tobacco Settlement Finance Authority/WV (Tobacco Settlement Finance Authority/WV) Series 2020 3.00%, 06/01/2035	385	384,720

		833,567

Wisconsin – 3.9%
St. Croix Chippewa Indians of Wisconsin Series 2021 5.00%, 09/30/2041(b)	200	151,011
UMA Education, Inc. Series 2019 5.00%, 10/01/2025(b)	100	100,198
5.00%, 10/01/2027(b)	130	130,147
5.00%, 10/01/2029(b)	100	99,833
Wisconsin Center District (Wisconsin Center District Ded Tax) Series 2022 5.25%, 12/15/2061(b)	200	201,481
Wisconsin Department of Transportation (Wisconsin Department of Transportation Vehicle Fee Revenue) Series 2024-1 5.00%, 07/01/2029(f)	2,000	2,191,190
Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group) Series 2023 5.00%, 08/15/2054	1,000	1,057,878

52 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Health & Educational Facilities Authority (Oakwood Lutheran Senior Ministries Obligated Group) Series 2021 4.00%, 01/01/2047	$100	$72,189
4.00%, 01/01/2057	1,000	673,954
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 5.00%, 11/01/2054	100	75,920
Wisconsin Health & Educational Facilities Authority (St. John’s Communities, Inc. Obligated Group) Series 2022 4.00%, 09/15/2036	775	662,625
4.00%, 09/15/2041	765	621,831
4.00%, 09/15/2045	650	503,027
Wisconsin Housing & Economic Development Authority (Roers Sun Prairie Apartments Owner LLC) Series 2022 4.625%, 03/15/2040(b)	100	86,543
Series 2022-A 3.875%, 12/01/2039(b)	460	395,345
Wisconsin Public Finance Authority Series 2020 5.00%, 04/01/2050(b)	475	439,315
5.00%, 04/01/2050 (Pre-refunded/ETM)(b)	25	28,836
Series 2022 6.00%, 02/01/2062(b)	1,000	1,010,020
Wisconsin Public Finance Authority (21st Century Public Academy) Series 2020 3.75%, 06/01/2030(b)	350	312,943
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(b)	1,000	911,123
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-C 4.30%, 11/01/2030	100	97,930

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 53

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (FAH Tree House LLC) Series 2023 6.50%, 08/01/2053(b)	$500	$498,621
6.625%, 02/01/2046(b)	375	348,230
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 05/01/2042	1,315	1,292,573
Wisconsin Public Finance Authority (KDC Agribusiness LLC) Series 2022 15.00%, 05/15/2023†(i)(j)	600	270,000
Wisconsin Public Finance Authority (Lehigh Valley Health Network, Inc.) Series 2023 7.25%, 12/01/2042(b)	265	261,627
7.50%, 12/01/2052(b)	160	159,607
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017-A 5.25%, 05/15/2042(b)	130	119,158
Wisconsin Public Finance Authority (McLemore Resort Manager LLC) Series 2021 4.50%, 06/01/2056(b)	295	220,541
Wisconsin Public Finance Authority (Queens University of Charlotte) Series 2022 5.25%, 03/01/2042	1,000	1,016,051
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021 4.00%, 06/01/2056(b)	500	331,337
Series 2022 4.00%, 06/01/2049(b)	100	69,845
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2022 4.00%, 02/01/2034	1,300	1,272,627
Wisconsin Public Finance Authority (Uwharrie Charter Academy) Series 2022 5.00%, 06/15/2062(b)	500	424,227

54 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Washoe Barton Medical Clinic) Series 2021 4.00%, 12/01/2051	$1,000	$777,626

		16,885,409

Total Long-Term Municipal Bonds (cost $391,139,582)		373,678,715

Short-Term Municipal Notes – 14.2%
Arizona – 0.1%
Arizona Industrial Development Authority (Phoenix Children’s Hospital) Series 2019 3.80%, 02/01/2048(k)	635	635,000

Colorado – 1.9%
Colorado Educational & Cultural Facilities Authority (Daughters of Israel, Inc.) Series 2006 3.80%, 12/01/2035(k)	2,030	2,030,000
Colorado Educational & Cultural Facilities Authority (Jewish Federation of South Palm Beach County, Inc.) Series 2008 3.80%, 02/01/2038(k)	2,000	2,000,000
Colorado Educational & Cultural Facilities Authority (Mandel Jewish Community Center of Cleveland (The)) Series 2008 3.80%, 09/01/2038(k)	500	500,000
3.80%, 09/01/2038(k)	1,445	1,445,000
Colorado Educational & Cultural Facilities Authority (Michael Ann Russell Jewish Community Center, Inc.) Series 2012 3.80%, 01/01/2039(k)	2,000	2,000,000

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 55

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado Health Facilities Authority (Children’s Hospital Colorado Obligated Group) Series 2020 3.80%, 12/01/2052(k)	$340	$340,000

		8,315,000

District of Columbia – 0.7%
District of Columbia (MedStar Health Obligated Group) Series 2012-A 3.99%, 08/15/2038(k)	1,020	1,020,000
Series 2017-A 3.80%, 08/15/2038(k)	2,050	2,050,000

		3,070,000

Florida – 1.9%
County of Palm Beach FL (Raymond F Kravis Center for the Performing Arts, Inc. (The)) Series 2002 3.93%, 07/01/2032(k)	2,650	2,650,000
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2010 3.77%, 06/01/2048(k)	2,080	2,080,000
Orange County Health Facilities Authority (Nemours Foundation/Florida) Series 2013-B 3.60%, 01/01/2039(k)	3,560	3,560,000

		8,290,000

Idaho – 0.4%
Idaho Health Facilities Authority (St Luke’s Health System Ltd. Obligated Group/ID) Series 2018-C 3.72%, 03/01/2048(k)	1,675	1,675,000

Illinois – 0.8%
Illinois Educational Facilities Authority (Lincoln Park Society (The)) Series 1999 3.85%, 01/01/2029(k)	300	300,000
Illinois Finance Authority (Illinois College) Series 2005 3.82%, 10/01/2030(k)	1,325	1,325,000

56 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Latin School of Chicago (The)) Series 2005-B 3.80%, 08/01/2035(k)	$385	$385,000
Illinois Finance Authority (University of Chicago Medical Center Obligated Group) Series 2010 3.75%, 08/01/2044(k)	1,000	1,000,000
Illinois Housing Development Authority (Steadfast Foxview LP) Series 2008 3.97%, 01/01/2041(k)	295	295,000
Village of Brookfield IL (Chicago Zoological Society (The)) Series 2008 3.85%, 06/01/2038(k)	275	275,000

		3,580,000

Indiana – 0.5%
County of Elkhart IN (Pedcor Investments-2007-CIII LP) Series 2008 3.98%, 09/01/2043(k)	430	430,000
Indiana Finance Authority (Parkview Health System Obligated Group) Series 2009D 3.75%, 11/01/2039(k)	1,900	1,900,000

		2,330,000

Iowa – 0.3%
Iowa Finance Authority (Iowa Health System Obligated Group) Series 2018 3.65%, 02/15/2041(k)	1,405	1,405,000

Kentucky – 0.1%
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016-A 4.00%, 10/01/2039(k)	235	235,000

Louisiana – 0.9%
Louisiana Public Facilities Authority (CHRISTUS Health Obligated Group) Series 2009 3.72%, 07/01/2047(k)	2,000	2,000,000

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 57

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

3.80%, 07/01/2047(k)	$2,055	$2,055,000

		4,055,000

Maryland – 0.5%
Maryland Health & Higher Educational Facilities Authority Series 2014-A 3.70%, 04/01/2035(k)	2,300	2,300,000

Massachusetts – 0.8%
Massachusetts Development Finance Agency (Trustees of Boston University) Series 2013-U 3.60%, 10/01/2042(k)	1,250	1,250,000
Massachusetts Health & Educational Facilities Authority (Baystate Medical Obligated Group) Series 2019-J 3.60%, 07/01/2044(k)	2,000	2,000,000

		3,250,000

Minnesota – 0.8%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2018 3.75%, 11/15/2048(k)	2,000	2,000,000
City of Minneapolis MN (One Ten Grant LP) Series 1989 3.90%, 09/01/2026(k)	470	470,000
Midwest Consortium of Municipal Utilities Series 2005-B 3.82%, 10/01/2035(k)	1,000	1,000,000

		3,470,000

New Jersey – 0.7%
Essex County Improvement Authority (Jewish Community Center of MetroWest, Inc.) Series 2005 3.90%, 07/01/2025(k)	2,165	2,165,000
New Jersey Health Care Facilities Financing Authority (AHS Hospital Corp.) Series 2008-C 3.82%, 07/01/2036(k)	1,000	1,000,000

		3,165,000

58 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York – 0.5%
New York City Health and Hospitals Corp. Series 2008-B 3.88%, 02/15/2031(k)	$750	$750,000
New York City Housing Development Corp. (2 Gold LLC) Series 2008-A 3.89%, 04/15/2036(k)	900	900,000
New York City Housing Development Corp. (BCRE-90 West Street LLC) Series 2006-A 3.70%, 03/15/2036(k)	355	355,000

		2,005,000

Ohio – 0.3%
Columbus Regional Airport Authority Series 2005 3.85%, 07/01/2035(k)	1,465	1,465,000

Oregon – 0.2%
Oregon State Facilities Authority (PeaceHealth Obligated Group) Series 2018-A 3.72%, 08/01/2034(k)	900	900,000

Pennsylvania – 0.1%
Emmaus General Authority Series 2009-A 3.84%, 03/01/2030(k)	500	500,000

Rhode Island – 0.4%
Rhode Island Health and Educational Building Corp. (Roger Williams University) Series 2012-B 3.85%, 11/15/2038(k)	1,675	1,675,000

South Carolina – 0.1%
South Carolina Jobs-Economic Development Authority (PSG Patriot’s Place Apartments LLC) Series 2022 6.00%, 06/01/2023	235	234,481

Texas – 0.2%
Harris County Cultural Education Facilities Finance Corp. (JPMorgan Securities LLC) Series B-2 3.00%, 05/02/2023	1,000	999,854

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 59

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Virginia – 0.5%
Loudoun County Economic Development Authority (Jack Kent Cooke Foundation) Series 2004 3.87%, 06/01/2034(k)	$2,050	$2,050,000

Washington – 1.2%
Port of Tacoma WA Series 2019-B 3.90%, 12/01/2044(k)	2,350	2,350,000
Washington State Housing Finance Commission (Panorama/United States) Series 2008 3.90%, 04/01/2043(k)	2,575	2,575,000
Washington State Housing Finance Commission (West Valley Nursing Homes, Inc.) Series 2000 2.85%, 10/01/2031(k)	250	250,000

		5,175,000

Wisconsin – 0.3%
Wisconsin Health & Educational Facilities Authority (Medical College of Wisconsin, Inc.) Series 2008-B 3.72%, 12/01/2033(k)	1,000	1,000,000
Wisconsin Public Finance Authority (KDC Agribusiness LLC) Series 2023 15.00%, 05/15/2023†(i)(j)	175	78,750

		1,078,750

Total Short-Term Municipal Notes (cost $61,954,950)		61,858,085

Total Municipal Obligations (cost $453,094,532)		435,536,800

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.3%
Agency CMBS – 0.5%
Arizona Industrial Development Authority Series 2019-2, Class A 3.625%, 05/20/2033	192	179,739
California Housing Finance Agency Series 2021-2, Class A 3.75%, 03/25/2035	981	966,976
Series 2021-2, Class X 0.844%, 03/25/2035(l)	981	51,854

60 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021-3, Class A 3.25%, 08/20/2036	$245	$223,243
Series 2021-3, Class X 0.789%, 08/20/2036(l)	978	52,839
Series 2019-2, Class A 4.00%, 03/20/2033	151	151,164
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2022-ML13, Class XUS 1.003%, 09/25/2036(l)	1,192	84,964
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	277	260,046
Series 2021-1, Class X 0.726%, 12/20/2035(l)	973	47,385

		2,018,210

Non-Agency Fixed Rate CMBS – 0.7%
National Finance Authority Series 2022-2, Class X 0.696%, 10/01/2036(l)	993	50,303
New Hampshire Business Finance Authority Series 2020-1, Class A 4.125%, 01/20/2034	205	200,533
Series 2022-1, Class A 4.375%, 09/20/2036	1,979	1,949,214
Series 2022-2, Class A 4.00%, 10/20/2036	993	944,434

		3,144,484

Non-Agency Floating Rate CMBS – 0.1%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 5.948% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(b)	250	238,322
DBWF Mortgage Trust Series 2018-GLKS, Class A 6.081% (LIBOR 1 Month + 1.13%), 12/19/2030(a)(b)	275	269,991

		508,313

Total Commercial Mortgage-Backed Securities (cost $5,793,561)		5,671,007

CORPORATES - INVESTMENT GRADE – 1.0%
Financial Institutions – 0.7%
Banking – 0.4%
Bank of New York Mellon Corp. (The) Series H 3.70%, 03/20/2026(m)	100	88,781

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 61

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 7.375%, 05/15/2028(m)	$1,000	$988,120
Comerica, Inc. 5.625%, 07/01/2025(m)	100	84,997
Fifth Third Bancorp Series L 4.50%, 09/30/2025(m)	100	89,034
Huntington Bancshares, Inc./OH Series F 5.625%, 07/15/2030(m)	100	89,851
JPMorgan Chase & Co. Series Q 8.549% (LIBOR 3 Month + 3.25%), 08/01/2023(a)(m)	350	348,667
Truist Financial Corp. Series Q 5.10%, 03/01/2030(m)	100	88,427
Wells Fargo & Co. Series BB 3.90%, 03/15/2026(m)	100	87,097

		1,864,974

Finance – 0.2%
Air Lease Corp. 3.625%, 04/01/2027	600	563,544

Insurance – 0.1%
Centene Corp. 4.25%, 12/15/2027	232	221,725
Prudential Financial, Inc. 5.625%, 06/15/2043	215	214,619

		436,344

		2,864,862

Industrial – 0.3%
Consumer Cyclical - Entertainment – 0.2%
YMCA of Greater New York 2.303%, 08/01/2026	1,000	905,920

Consumer Cyclical - Other – 0.1%
Las Vegas Sands Corp. 3.20%, 08/08/2024	600	580,512

		1,486,432

Total Corporates - Investment Grade (cost $4,646,978)		4,351,294

62 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 0.9%
Industrial – 0.8%
Communications - Media – 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(b)	$309	$236,567
DISH DBS Corp. 5.25%, 12/01/2026(b)	240	183,182
5.75%, 12/01/2028(b)	250	178,193

		597,942

Communications - Telecommunications – 0.0%
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(i)(j)	275	– 0	–

Consumer Cyclical - Entertainment – 0.5%
Carnival Corp. 4.00%, 08/01/2028(b)	400	346,820
Royal Caribbean Cruises Ltd. 8.25%, 01/15/2029(b)	725	761,504
Wild Rivers Water Park 8.50%, 11/01/2051(i)	1,225	941,569

		2,049,893

Consumer Non-Cyclical – 0.2%
Medline Borrower LP 3.875%, 04/01/2029(b)	350	306,176
Newell Brands, Inc. 4.70%, 04/01/2026(e)	173	165,205
4.875%, 06/01/2025	18	17,532
Tower Health Series 2020 4.451%, 02/01/2050	400	180,068

		668,981

Services – 0.0%
Trousdale Issuer LLC Series A 6.50%, 04/01/2025(c)(d)(i)	200	70,000

		3,386,816

Utility – 0.1%
Electric – 0.1%
Vistra Corp. 7.00%, 12/15/2026(b)(m)	225	202,151

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 63

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.0%
Banking – 0.0%
UMB Financial Corp. 10.00%, 01/01/2049(i)(j)	$89	$88,727
10.00%, 01/01/2049(i)(j)	63	63,422

		152,149

Total Corporates - Non-Investment Grade (cost $4,266,163)		3,741,116

ASSET-BACKED SECURITIES – 0.6%
Autos - Fixed Rate – 0.5%
CPS Auto Receivables Trust Series 2021-B, Class C 1.23%, 03/15/2027(b)	249	244,386
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(b)	2,000	2,003,409

		2,247,795

Other ABS - Fixed Rate – 0.1%
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(b)	86	83,157
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(b)	196	169,321

		252,478

Total Asset-Backed Securities (cost $2,530,644)		2,500,273

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.1%
Risk Share Floating Rate – 0.1%
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 9.42% (LIBOR 1 Month + 4.40%), 01/25/2024(a)	75	75,817
Series 2014-C03, Class 2M2 7.92% (LIBOR 1 Month + 2.90%), 07/25/2024(a)	26	26,492
Series 2015-C02, Class 1M2 9.02% (LIBOR 1 Month + 4.00%), 05/25/2025(a)	31	32,402
Series 2016-C01, Class 1M2 11.77% (LIBOR 1 Month + 6.75%), 08/25/2028(a)	78	84,212

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016-C02, Class 1M2 11.02% (LIBOR 1 Month + 6.00%), 09/25/2028(a)	$89	$94,087
Series 2017-C04, Class 2M2 7.87% (LIBOR 1 Month + 2.85%), 11/25/2029(a)	172	174,283

Total Collateralized Mortgage Obligations (cost $469,364)		487,293

COLLATERALIZED LOAN OBLIGATIONS – 0.1%
CLO - Floating Rate – 0.1%
THL Credit Wind River CLO Ltd. Series 2014-2A, Class AR 6.40% (LIBOR 3 Month + 1.14%), 01/15/2031(a)(b) (cost $228,557)	229	225,310

	Shares
COMMON STOCKS – 0.0%
Communication Services – 0.0%
Diversified Telecommunication Services – 0.0%
Intelsat Emergence SA(d)(l)	2,571	63,794
Intelsat Jackson Holdings SA(d)(i)(j)	538	– 0	–

Total Common Stocks (cost $219,617)		63,794

Total Investments – 104.2% (cost $471,249,416)		452,576,887
Other assets less liabilities – (4.2)%		(18,185,293)

Net Assets – 100.0%		$434,391,594

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 65

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAHY Series 40, 5 Year Index, 06/20/2028*	5.00%	Quarterly	4.65%	USD	5,000	$97,931	$40,415	$57,516
CDX-NAIG Series 40, 5 Year Index, 06/20/2028*	1.00	Quarterly	0.76	USD	15,000	185,290	77,255	108,035

						$283,221	$117,670	$165,551

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	1,180	01/15/2025	4.028%	CPI#	Maturity	$35,993	$	– 0	–	$35,993
USD	4,860	01/15/2026	3.765%	CPI#	Maturity	134,449		– 0	–	134,449
USD	3,030	01/15/2027	CPI#	3.323%	Maturity	(127,888)		– 0	–	(127,888)
USD	2,760	01/15/2027	CPI#	3.466%	Maturity	(91,892)		(2,789)		(89,103)
USD	1,340	01/15/2027	CPI#	3.320%	Maturity	(56,807)		– 0	–	(56,807)
USD	1,110	01/15/2028	1.230%	CPI#	Maturity	198,851		– 0	–	198,851
USD	650	01/15/2028	0.735%	CPI#	Maturity	139,999		– 0	–	139,999
USD	4,600	01/15/2029	CPI#	3.390%	Maturity	(96,098)		– 0	–	(96,098)
USD	3,720	01/15/2029	CPI#	3.331%	Maturity	(96,089)		– 0	–	(96,089)
USD	1,680	01/15/2030	1.714%	CPI#	Maturity	265,450		– 0	–	265,450
USD	1,680	01/15/2030	1.731%	CPI#	Maturity	262,764		– 0	–	262,764
USD	1,600	01/15/2030	1.585%	CPI#	Maturity	272,101		– 0	–	272,101
USD	525	01/15/2030	1.572%	CPI#	Maturity	89,917		– 0	–	89,917
USD	525	01/15/2030	1.587%	CPI#	Maturity	89,185		– 0	–	89,185
USD	1,650	01/15/2031	2.782%	CPI#	Maturity	107,555		– 0	–	107,555
USD	1,380	01/15/2031	2.680%	CPI#	Maturity	103,998		– 0	–	103,998
USD	1,100	01/15/2031	2.601%	CPI#	Maturity	91,498		– 0	–	91,498
USD	920	01/15/2031	2.989%	CPI#	Maturity	40,758		– 0	–	40,758
USD	1,990	01/15/2032	CPI#	3.448%	Maturity	28,206		– 0	–	28,206
USD	1,420	01/15/2032	CPI#	3.064%	Maturity	(42,712)		– 0	–	(42,712)

						$1,349,238		$(2,789)		$1,352,027

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

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PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	11,300	01/15/2027	1 Day SOFR	4.014%	Annual	$182,833	$	– 0	–	$182,833
USD	5,000	04/15/2028	1 Day SOFR	3.616%	Annual	60,380		– 0	–	60,380
USD	9,300	04/20/2028	1 Day SOFR	3.225%	Annual	(49,328)		– 0	–	(49,328)
USD	7,500	04/15/2032	2.528%	1 Day SOFR	Annual	388,328		– 0	–	388,328
USD	5,000	04/15/2032	2.881%	1 Day SOFR	Annual	121,484		746		120,738
USD	5,000	04/15/2032	3.065%	1 Day SOFR	Annual	50,253		– 0	–	50,253
USD	5,000	04/15/2032	3.067%	1 Day SOFR	Annual	49,476		– 0	–	49,476
USD	4,300	04/15/2032	2.850%	1 Day SOFR	Annual	114,887		– 0	–	114,887
USD	4,000	04/15/2032	2.473%	1 Day SOFR	Annual	224,048		– 0	–	224,048
USD	1,600	04/15/2032	3.069%	1 Day SOFR	Annual	15,521		– 0	–	15,521

						$1,157,882		$746		$1,157,136

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA. BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	295	$(60,829)	$(32,443)	$(28,386)
CDX-CMBX.NA. BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	572	(118,114)	(69,204)	(48,910)
Credit Suisse International
CDX-CMBX.NA. BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	572	(118,114)	(70,409)	(47,705)
JPMorgan Securities, LLC
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	1,057	(170,305)	16,192	(186,497)

						$(467,362)	$(155,864)	$(311,498)

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
Citibank, NA	USD	2,000	01/10/2024	SIFMA*	2.980%	Maturity	$41,175	$	– 0	–	$41,175
Citibank, NA	USD	2,000	03/18/2024	SIFMA*	2.950%	Maturity	22,592		– 0	–	22,592
Citibank, NA	USD	2,000	04/11/2024	SIFMA*	2.680%	Maturity	(32,718)		– 0	–	(32,718)
Citibank, NA	USD	2,220	10/09/2029	1.125%	SIFMA*	Quarterly	208,798		– 0	–	208,798
Morgan Stanley Capital Services LLC	USD	2,000	05/15/2023	SIFMA*	3.400%	Maturity	199,117		– 0	–	199,117
Morgan Stanley Capital Services LLC	USD	3,000	03/15/2024	SIFMA*	3.000%	Maturity	49,979		– 0	–	49,979
Morgan Stanley Capital Services LLC	USD	2,000	03/25/2024	SIFMA*	2.750%	Maturity	(16,952)		– 0	–	(16,952)

							$471,991	$	– 0	–	$471,991

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2023.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2023, the aggregate market value of these securities amounted to $78,899,957 or 18.2% of net assets.

(c)	Defaulted.

(d)	Non-income producing security.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2023.

(f)	When-Issued or delayed delivery security.

(g)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014-A 7.50%, 07/01/2023	07/31/2014	$173,772	$2	0.00%

(h)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(j)	Fair valued by the Adviser.

(k)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(l)	IO – Interest Only.

(m)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

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PORTFOLIO OF INVESTMENTS (continued)

†

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.08% of net assets as of April 30, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Asset
Wisconsin Public Finance Authority (KDC Agribusiness LLC) Series 2022 15.00%, 05/15/2023	11/10/2022	$600,000	$270,000	0.06%
Wisconsin Public Finance Authority (KDC Agribusiness LLC) Series 2022 15.00%, 05/15/2023	03/16/2023	175,000	78,750	0.02%

As of April 30, 2023, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.5% and 0.0%, respectively.

Glossary:

ABS – Asset-Backed Securities

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CCRC – Congregate Care Retirement Center

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

FHLMC – Federal Home Loan Mortgage Corporation

ID – Improvement District

LIBOR – London Interbank Offered Rate

MUNIPSA – SIFMA Municipal Swap Index

SOFR – Secured Overnight Financing Rate

UPMC – University of Pittsburgh Medical Center

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

April 30, 2023 (unaudited)

Assets
Investments in securities, at value (cost $471,249,416)	$452,576,887
Cash	900,979
Cash collateral due from broker	2,734,920
Interest receivable	5,164,636
Receivable for capital stock sold	1,824,805
Unrealized appreciation on interest rate swaps	521,661
Receivable for investment securities sold	111,000
Affiliated dividends receivable	7,659

Total assets	463,842,547

Liabilities
Payable for investment securities purchased	16,966,237
Payable for floating rate notes issued(a)	9,600,000
Payable for capital stock redeemed	1,473,122
Cash collateral due to broker	560,000
Market value on credit default swaps (net premiums received $155,864)	467,362
Advisory fee payable	111,376
Payable for variation margin on centrally cleared swaps	65,238
Unrealized depreciation on interest rate swaps	49,670
Administrative fee payable	29,261
Distribution fee payable	13,507
Directors’ fees payable	1,695
Transfer Agent fee payable	822
Accrued expenses	112,663

Total liabilities	29,450,953

Net Assets	$434,391,594

Composition of Net Assets
Capital stock, at par	$41,532
Additional paid-in capital	458,329,656
Accumulated loss	(23,979,594)

Net Assets	$434,391,594

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$41,821,609	3,998,464	$10.46	*

C	$7,260,669	694,182	$10.46

Advisor	$385,309,316	36,838,895	$10.46

*	The maximum offering price per share for Class A shares was $10.79 which reflects a sales charge of 3.00%.

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

See notes to financial statements.

70 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2023 (unaudited)

Investment Income
Interest	$7,638,531
Dividends—Affiliated issuers	234,808
Other income	2,000	$7,875,339

Expenses
Advisory fee (see Note B)	855,052
Distribution fee—Class A	49,604
Distribution fee—Class C	34,411
Transfer agency—Class A	7,531
Transfer agency—Class C	1,311
Transfer agency—Advisor Class	63,166
Administrative	46,566
Registration fees	57,564
Custody and accounting	53,472
Audit and tax	27,667
Legal	19,446
Printing	17,225
Directors’ fees	10,723
Miscellaneous	8,639

Total expenses before interest/bank overdraft expense	1,252,377
Interest/bank overdraft expense	191,850

Total expenses	1,444,227
Less: expenses waived and reimbursed by the Adviser (see Note B)	(223,863)

Net expenses		1,220,364

Net investment income		6,654,975

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		(5,399,858)
Swaps		(131,371)
Net change in unrealized appreciation (depreciation) of:
Investments		23,635,456
Swaps		912,987

Net gain on investment transactions		19,017,214

Net Increase in Net Assets from Operations		$25,672,189

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2023 (unaudited)		Year Ended October 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,654,975		$6,134,313
Net realized loss on investment transactions	(5,531,229)		(1,736,491)
Net change in unrealized appreciation (depreciation) of investments	24,548,443		(45,638,438)
Contributions from Affiliates (see Note B)	– 0	–	23,865

Net increase (decrease) in net assets from operations	25,672,189		(41,216,751)
Distributions to Shareholders
Class A	(702,583)		(573,228)
Class C	(95,865)		(79,387)
Advisor Class	(6,314,255)		(5,641,767)
Capital Stock Transactions
Net increase	104,787,130		161,243,946

Total increase	123,346,616		113,732,813
Net Assets
Beginning of period	311,044,978		197,312,165

End of period	$434,391,594		$311,044,978

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 3% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5

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NOTES TO FINANCIAL STATEMENTS (continued)

of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor

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NOTES TO FINANCIAL STATEMENTS (continued)

inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2023:

	Level 1			Level 2	Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$373,408,715	$270,000		$373,678,715
Short-Term Municipal Notes		– 0	–	61,779,335	78,750		61,858,085
Commercial Mortgage-Backed Securities		– 0	–	5,671,007	– 0	–	5,671,007
Corporates—Investment Grade		– 0	–	4,351,294	– 0	–	4,351,294
Corporates—Non-Investment Grade		– 0	–	2,577,398	1,163,718	(a)	3,741,116
Asset-Backed Securities		– 0	–	2,500,273	– 0	–	2,500,273

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	Level 1			Level 2		Level 3			Total
Collateralized Mortgage Obligations	$	– 0	–	$487,293		$	– 0	–	$487,293
Collateralized Loan Obligations		– 0	–	225,310			– 0	–	225,310
Common Stocks		– 0	–	– 0	–		63,794	(a)	63,794
Liabilities:
Floating Rate Notes(b)		(9,600,000)		– 0	–		– 0	–	(9,600,000)

Total Investments in Securities		(9,600,000)		451,000,625			1,576,262	(a)	442,976,887
Other Financial Instruments(c):
Assets:
Centrally Cleared Credit Default Swaps		– 0	–	283,221			– 0	–	283,221	(d)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	1,860,724			– 0	–	1,860,724	(d)
Centrally Cleared Interest Rate Swaps		– 0	–	1,207,210			– 0	–	1,207,210	(d)
Interest Rate Swaps		– 0	–	521,661			– 0	–	521,661
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(511,486)			– 0	–	(511,486	)(d)
Centrally Cleared Interest Rate Swaps		– 0	–	(49,328)			– 0	–	(49,328	)(d)
Credit Default Swaps		– 0	–	(467,362)			– 0	–	(467,362)
Interest Rate Swaps		– 0	–	(49,670)			– 0	–	(49,670)

Total		$(9,600,000)		$453,795,595			$1,576,262	(a)	$445,771,857

(a)	The Fund held securities with zero market value at period end.

(b)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

(c)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(d)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends,

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interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .75%, 1.50% and .50%, of average daily net assets for Class A, Class C and Advisor Class shares, respectively. For the six months ended April 30, 2023, such reimbursements/waivers amounted to $218,305. The Expense Caps may not be terminated before January 31, 2024.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2023, the reimbursement for such services amounted to $46,566.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $16,855 for the six months ended April 30, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $7 from the sale of Class A shares and received $-0- and $9 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2023.

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The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2023, such waiver amounted to $5,558.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2023 is as follows:

Fund	Market Value 10/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/23 (000)			Dividend Income (000)
Government Money Market Portfolio	$564	$127,271	$127,835	$	– 0	–	$235

During the year ended October 31, 2022, the Adviser reimbursed the Fund $23,865 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to 0.30% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $39,595 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred

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NOTES TO FINANCIAL STATEMENTS (continued)

by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$144,964,501	$65,428,638
U.S. government securities	84,119	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$6,874,202
Gross unrealized depreciation	(22,711,524)

Net unrealized depreciation	$(15,837,322)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be

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received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial

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and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2023, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of the Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2023, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by

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the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

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During the six months ended April 30, 2023, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable for variation margin on centrally cleared swaps	$165,551	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	3,067,188	*	Payable for variation margin on centrally cleared swaps	$558,025	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	521,661		Unrealized depreciation on interest rate swaps	49,670

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Credit contracts			Market value on credit default swaps	$467,362

Total		$3,754,400		$1,075,057

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$(593,880)	$927,926

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	462,509	(14,939)

Total		$(131,371)	$912,987

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2023:

Interest Rate Swaps:
Average notional amount	$15,077,143
Centrally Cleared Interest Rate Swaps:
Average notional amount	$57,228,571
Centrally Cleared Inflation Swaps:
Average notional amount	$37,720,000
Credit Default Swaps:
Average notional amount of sale contracts	$2,805,140
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$20,000,000

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA/Citigroup Global Markets, Inc.	$272,565	$(211,661)		$– 0 –		–	$	– 0	–	$60,904
Morgan Stanley Capital Services LLC	249,096	(16,952)			(232,144)			– 0	–	– 0	–

Total	$521,661	$(228,613)			$(232,144)		$	– 0	–	$60,904	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$211,661	$(211,661)		$	– 0	–	$	– 0	–	$ – 0	–
Credit Suisse International	118,114	– 0	–		(118,114)			– 0	–	– 0	–
JPMorgan Securities, LLC	170,305	– 0	–		(170,305)			– 0	–	– 0	–
Morgan Stanley Capital Services LLC	16,952	(16,952)			– 0	–		– 0	–	– 0	–

Total	$517,032	$(228,613)			$(288,419)		$	– 0	–	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022

Class A
Shares sold	1,729,125	2,345,610	$17,813,459	$25,300,363

Shares issued in reinvestment of dividends	51,896	35,652	541,065	377,337

Shares converted from Class C	1,001	6,335	10,589	69,463

Shares redeemed	(725,048)	(1,988,011)	(7,540,336)	(21,571,436)

Net increase	1,056,974	399,586	$10,824,777	$4,175,727

Class C
Shares sold	277,945	238,746	$2,881,451	$2,533,652

Shares issued in reinvestment of dividends	7,645	6,212	79,649	65,534

Shares converted to Class A	(1,001)	(6,338)	(10,589)	(69,463)

Shares redeemed	(194,555)	(321,819)	(2,024,986)	(3,432,310)

Net increase (decrease)	90,034	(83,199)	$925,525	$(902,587)

Advisor Class
Shares sold	20,286,270	37,244,701	$210,902,813	$402,826,250

Shares issued in reinvestment of dividends	396,707	294,382	4,138,208	3,110,820

Shares redeemed	(11,807,213)	(23,418,191)	(122,004,193)	(247,966,264)

Net increase	8,875,764	14,120,892	$93,036,828	$157,970,806

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

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Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Fund invests, from time to time, in the municipal securities of Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy initiatives and resulting market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration

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of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR,

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NOTES TO FINANCIAL STATEMENTS (continued)

announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected

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discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2023.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$832,185	$467,928

Total taxable distributions	832,185	467,928
Tax-exempt distributions	5,462,197	2,016,919

Total distributions paid	$6,294,382	$2,484,847

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NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$52,120
Accumulated capital and other losses	(2,589,744	)(a)
Unrealized appreciation (depreciation)	(40,000,847	)(b)

Total accumulated earnings (deficit)	$(42,538,471	)(c)

(a)	As of October 31, 2022, the Fund had a net capital loss carryforward of $2,589,744.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of tender option bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2022, the Fund had a net short-term capital loss carryforward of $2,589,744, which may be carried forward for an indefinite period.

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At April 30, 2023, the amount of the Fund’s Floating Rate Notes outstanding was $9,600,000 and the related

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NOTES TO FINANCIAL STATEMENTS (continued)

interest rate was 3.89% to 4.06%. For the six months ended April 30, 2023, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $9,600,000 and 2.96%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 9.87	$ 11.56	$ 10.82	$ 11.09	$ 10.46	$ 10.77

Income From Investment Operations

Net investment income(a)(b)	.17	.21	.22	.29	.30	.24

Net realized and unrealized gain (loss) on investment transactions	.60	(1.69)	.75	(.23)	.65	(.30)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.77	(1.48)	.97	.06	.95	(.06)

Less: Dividends

Dividends from net investment income	(.18)	(.21)	(.23)	(.33)	(.32)	(.25)

Net asset value, end of period	$ 10.46	$ 9.87	$ 11.56	$ 10.82	$ 11.09	$ 10.46

Total Return

Total investment return based on net asset value(d)	7.95%	(12.93)%	9.02%	.63%	9.15%	(.55)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$41,822	$29,037	$29,381	$16,463	$11,932	$5,666

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.85	%^	.76%	.76%	.77%	.76%	.75%

Expenses, before waivers/reimbursements(e)	.97	%^	.91%	1.08%	1.26%	1.30%	1.27%

Net investment income(b)	3.30	%^	1.91%	1.88%	2.68%	2.78%	2.26%

Portfolio turnover rate	20%	33%	30%	63%	52%	68%

See footnote summary on page 99.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 9.87	$ 11.56	$ 10.83	$ 11.09	$ 10.46	$ 10.77

Income From Investment Operations

Net investment income(a)(b)	.13	.12	.11	.20	.22	.16

Net realized and unrealized gain (loss) on investment transactions	.60	(1.68)	.77	(.21)	.65	(.30)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.73	(1.56)	.88	(.01)	.87	(.14)

Less: Dividends

Dividends from net investment income	(.14)	(.13)	(.15)	(.25)	(.24)	(.17)

Net asset value, end of period	$ 10.46	$ 9.87	$ 11.56	$ 10.83	$ 11.09	$ 10.46

Total Return

Total investment return based on net asset value(d)	7.55%	(13.59)%	8.22%	(.03	)%+	8.33%	(1.29)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,261	$5,964	$7,943	$1,794	$1,596	$769

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.60	%^	1.51%	1.51%	1.52%	1.51%	1.50%

Expenses, before waivers/reimbursements(e)	1.72	%^	1.66%	1.81%	2.00%	2.06%	2.02%

Net investment income(b)	2.54	%^	1.08%	.96%	1.91%	2.05%	1.52%

Portfolio turnover rate	20%	33%	30%	63%	52%	68%

See footnote summary on page 99.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 9.87	$ 11.56	$ 10.83	$ 11.09	$ 10.46	$ 10.77

Income From Investment Operations

Net investment income(a)(b)	.18	.24	.24	.31	.33	.27

Net realized and unrealized gain (loss) on investment transactions	.61	(1.69)	.75	(.21)	.64	(.30)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.79	(1.45)	.99	.10	.97	(.03)

Less: Dividends

Dividends from net investment income	(.20)	(.24)	(.26)	(.36)	(.34)	(.28)

Net asset value, end of period	$ 10.46	$ 9.87	$ 11.56	$ 10.83	$ 11.09	$ 10.46

Total Return

Total investment return based on net asset value(d)	8.08%	(12.71)%	9.20%	.97%	9.42%	(.30)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$385,309	$276,044	$159,988	$57,110	$67,119	$57,432

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.60	%^	.51%	.51%	.52%	.51%	.50%

Expenses, before waivers/reimbursements(e)	.72	%^	.66%	.82%	.99%	1.05%	1.02%

Net investment income(b)	3.55	%^	2.23%	2.05%	2.87%	3.04%	2.52%

Portfolio turnover rate	20%	33%	30%	63%	52%	68%

See footnote summary on page 99.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest/bank overdraft expense:

	Six Months Ended April 30, 2023 (unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018

Class A
Net of waivers/reimbursements	.75	%^	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	.87	%^	.90%	1.07%	1.23%	1.29%	1.27%
Class C
Net of waivers/reimbursements	1.50	%^	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.62	%^	1.65%	1.79%	1.98%	2.04%	2.02%
Advisor Class
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.61	%^	.65%	.80%	.96%	1.04%	1.02%

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Garry Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Daryl Clements(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President Nancy E. Hay, Secretary	Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1 Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Tax-Aware Investment Team. Messrs. Clements, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Fixed Income Opportunities Portfolio (formerly AB Tax-Aware Fixed Income Portfolio) (the “Fund”) at a meeting held in person on November 1-3, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors

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considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser had not requested any reimbursements from the Fund in the Fund’s latest fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2020. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2021 was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s recent profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 105

Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

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Core Opportunities Fund

Select US Equity Portfolio

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INTERNATIONAL/ GLOBAL EQUITY

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Global Core Equity Portfolio

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FIXED INCOME

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High Income Municipal Portfolio

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We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 107

NOTES

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AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TAFIO-0152-0423

APR    04.30.23

SEMI-ANNUAL REPORT

AB TOTAL RETURN BOND PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Total Return Bond Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 7, 2023

This report provides management’s discussion of fund performance for the AB Total Return Bond Portfolio for the semi-annual reporting period ended April 30, 2023.

The Fund’s investment objective is to maximize long-term total return without assuming what the Adviser considers undue risk.

NAV RETURNS AS OF APRIL 30, 2023 (unaudited)

	6 Months	12 Months

AB TOTAL RETURN BOND PORTFOLIO

Class A Shares	7.65%	-1.16%

Class C Shares	7.16%	-1.91%

Advisor Class Shares[1]	7.78%	-0.92%

Class R Shares[1]	7.41%	-1.42%

Class K Shares[1]	7.53%	-1.17%

Class I Shares[1]	7.78%	-0.92%

Class Z Shares[1]	7.77%	-0.92%

Bloomberg US Aggregate Bond Index	6.91%	-0.43%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg US Aggregate Bond Index, for the six- and 12-month periods ended April 30, 2023.

During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Sector allocation was the primary contributor, relative to the benchmark, mostly due to gains from off-benchmark exposure to agency risk-sharing securities, collateralized loan obligations and emerging-market corporate bonds, as well as an underweight to US Treasuries that exceeded losses from the use of credit default swaps. Security selection contributed, as a gain among investment-grade corporate bonds and US agency mortgages outweighed a loss within high-yield corporate bonds. Country allocation also contributed, as a gain from off-benchmark exposure to Japan added more than a loss from off-benchmark exposure to the eurozone. Yield-curve positioning detracted, as losses from underweights on the two- to 20-year

2 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

parts of the curve were partially offset by gains from overweights on the six-month and 30-year parts of the curve. Currency decisions did not materially impact performance during the period.

In the 12-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Country allocation to the UK was the largest detractor. Yield-curve positioning also detracted, mostly from underweights along the two- to 20-year parts of the curve and an overweight to the 30-year part of the curve that were partially offset by a gain from being overweight to the six-month part of the curve. Security selection was a minor detractor, as selection within high-yield corporate bonds detracted more than gains among US agency mortgages and commercial mortgage-backed securities (“CMBS”). Sector allocation contributed, since off-benchmark exposure to agency risk-sharing securities and an underweight to US agency mortgages contributed more than losses from an overweight to CMBS and the use of credit default swaps. Currency decisions were a small contributor, from exposure to the offshore Chinese renminbi.

During both periods, the Fund used currency forwards to hedge currency risk and actively manage currency positions. Credit default swaps were used in the corporate and CMBS sectors for hedging and investment purposes. Total return swaps were used in the corporate sector for hedging and investment purposes. Treasury futures and interest rate swaps were used to manage duration, country exposure and yield-curve positioning. During the 12-month period, Consumer Price Index swaps were held to gain exposure to rising inflation expectations, which added to absolute returns.

MARKET REVIEW AND INVESTMENT STRATEGY

During the six-month period ended April 30, 2023, fixed-income government bond market yields were volatile after peaking in October, as investors adjusted their expectations for inflation, growth and central bank tightening. Some major developed-market central banks started to reduce rate hikes toward the end of the period and pause further hikes as overall inflation began to fall. Stress in the global banking sector caused yields to fall sharply in March. Falling yields during the period led all major developed-market treasuries to post positive returns except in the UK. Developed-market government bonds rose the most in the US, Australia and Canada, and by the least in Germany. In corporate credit-risk sectors, investment-grade and high-yield corporates outperformed developed-market treasury markets by a wide margin. Corporate bonds in the US and eurozone also outperformed respective treasuries. Emerging-market hard-currency sovereign and corporate bonds hedged to the US dollar, as well as local-currency bonds, led risk sector returns as the US dollar fell against the vast majority of developed- and emerging-market currencies. Brent crude oil prices fell on global growth concerns.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 3

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Fund may invest up to 25% of its net assets in below investment-grade bonds. The Fund may use leverage for investment purposes.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in mortgage-related and other asset-backed securities; loan participations and assignments; inflation-indexed securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest in derivatives, such as options, futures contracts, forwards or swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and CMBS. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

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DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

On July 12, 2019, the Fund implemented its current investment policies (the change eliminated the guidelines for the average duration and maturity of the Fund and addressed certain related matters) and also changed its name from AB Intermediate Bond Portfolio to AB Total Return Bond Portfolio. Accordingly, the performance shown for periods prior to July 12, 2019, is based on the Fund’s prior investment strategies and may not be representative of the Fund’s performance under its current investment policies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			3.69%

1 Year	-1.16%	-5.34%

5 Years	0.60%	-0.27%

10 Years	1.26%	0.82%

CLASS C SHARES			3.10%

1 Year	-1.91%	-2.86%

5 Years	-0.17%	-0.17%

10 Years[2]	0.51%	0.51%

ADVISOR CLASS SHARES[3]			4.11%

1 Year	-0.92%	-0.92%

5 Years	0.83%	0.83%

10 Years	1.52%	1.52%

CLASS R SHARES[3]			3.49%

1 Year	-1.42%	-1.42%

5 Years	0.32%	0.32%

10 Years	1.01%	1.01%

CLASS K SHARES[3]			3.80%

1 Year	-1.17%	-1.17%

5 Years	0.58%	0.58%

10 Years	1.26%	1.26%

CLASS I SHARES[3]			4.12%

1 Year	-0.92%	-0.92%

5 Years	0.83%	0.83%

10 Years	1.51%	1.51%

CLASS Z SHARES[3]			4.22%

1 Year	-0.92%	-0.92%

5 Years	0.85%	0.85%

Since Inception[4]	1.60%	1.60%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.06%, 1.81%, 0.80%, 1.43%, 1.12%, 0.75% and 0.70% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of interest expense, to 0.77%, 1.52%, 0.52%, 1.02%, 0.77%, 0.52% and 0.52% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2024, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2023.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 4/25/2014.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-9.42%

5 Years	-0.55%

10 Years	0.86%

CLASS C SHARES

1 Year	-7.02%

5 Years	-0.42%

10 Years[1]	0.55%

ADVISOR CLASS SHARES[2]

1 Year	-5.25%

5 Years	0.56%

10 Years	1.54%

CLASS R SHARES[2]

1 Year	-5.73%

5 Years	0.05%

10 Years	1.04%

CLASS K SHARES[2]

1 Year	-5.49%

5 Years	0.31%

10 Years	1.29%

CLASS I SHARES[2]

1 Year	-5.16%

5 Years	0.55%

10 Years	1.54%

CLASS Z SHARES[2]

1 Year	-5.16%

5 Years	0.58%

Since Inception[3]	1.52%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 4/25/2014.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,076.50	$3.96	0.77%
Hypothetical**	$1,000	$1,020.98	$3.86	0.77%
Class C
Actual	$1,000	$1,071.60	$7.81	1.52%
Hypothetical**	$1,000	$1,017.26	$7.60	1.52%
Advisor Class
Actual	$1,000	$1,077.80	$2.68	0.52%
Hypothetical**	$1,000	$1,022.22	$2.61	0.52%
Class R
Actual	$1,000	$1,074.10	$5.25	1.02%
Hypothetical**	$1,000	$1,019.74	$5.11	1.02%
Class K
Actual	$1,000	$1,075.30	$3.96	0.77%
Hypothetical**	$1,000	$1,020.98	$3.86	0.77%
Class I
Actual	$1,000	$1,077.80	$2.68	0.52%
Hypothetical**	$1,000	$1,022.22	$2.61	0.52%
Class Z
Actual	$1,000	$1,077.70	$2.68	0.52%
Hypothetical**	$1,000	$1,022.22	$2.61	0.52%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 13

PORTFOLIO SUMMARY

April 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $192.4

TOP TEN SECTORS (including derivatives)1

Corporates–Investment Grade	28.0%

Mortgage Pass-Throughs	18.8

U.S. Government & Government Sponsored Agency Obligations	18.6

Governments–Treasuries[2]	16.6

Collateralized Mortgage Obligations	11.6

Asset-Backed Securities	7.6

Commercial Mortgage-Backed Securities[3]	5.4

Collateralized Loan Obligations	4.3

Local Governments–US Municipal Bonds	1.0

Emerging Markets–Corporate Bonds	1.0

SECTOR BREAKDOWN (excluding derivatives)4

Corporates–Investment Grade	26.5%

Governments–Treasuries	18.6

Mortgage Pass-Throughs	17.7

Collateralized Mortgage Obligations	10.9

Asset-Backed Securities	7.2

Commercial Mortgage-Backed Securities	5.0

Collateralized Loan Obligations	4.1

Corporates–Non-Investment Grade	1.9

Local Governments–US Municipal Bonds	1.0

Emerging Markets–Corporate Bonds	0.9

Quasi-Sovereigns	0.5

Emerging Markets–Sovereigns	0.3

Common Stocks	0.2

Governments–Sovereign Bonds	0.1

Short-Term Investments	5.1

100.0%

1

The Fund’s sectors include derivative exposure and are expressed as approximate percentages of the Fund’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

2	Includes Treasury Futures.

3	Includes Credit Default Swaps.

4

The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

14 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

April 30, 2023 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 27.9%
Industrial – 13.9%
Basic – 0.4%
Celanese US Holdings LLC 5.90%, 07/05/2024	U.S.$	455	$455,505
Freeport Indonesia PT 4.763%, 04/14/2027(a)		390	384,467

			839,972

Capital Goods – 0.8%
CNH Industrial Capital LLC 3.95%, 05/23/2025		375	366,386
Flowserve Corp. 2.80%, 01/15/2032		425	343,829
Parker-Hannifin Corp. 3.25%, 06/14/2029		255	237,844
Regal Rexnord Corp. 6.05%, 02/15/2026(a)		401	406,678
Trane Technologies Financing Ltd. 5.25%, 03/03/2033		115	119,302

			1,474,039

Communications - Media – 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital 5.125%, 07/01/2049		198	154,608
Discovery Communications LLC 5.20%, 09/20/2047		178	145,196
5.30%, 05/15/2049		81	66,183
Fox Corp. 4.709%, 01/25/2029		240	235,656
5.576%, 01/25/2049		407	379,971
Interpublic Group of Cos., Inc. (The) 4.65%, 10/01/2028		178	174,784
Prosus NV 3.257%, 01/19/2027(a)		219	199,536
Tencent Holdings Ltd. 3.24%, 06/03/2050(a)		328	218,387

			1,574,321

Consumer Cyclical - Automotive – 0.7%
General Motors Financial Co., Inc. 4.30%, 04/06/2029		78	72,701
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(a)		501	453,109
6.50%, 03/10/2028(a)		20	20,246
Mercedes-Benz Finance North America LLC 4.80%, 03/30/2026(a)		272	274,046

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)	U.S.$	522	$477,327

			1,297,429

Consumer Cyclical - Other – 0.5%
Las Vegas Sands Corp. 3.90%, 08/08/2029		327	297,282
Marriott International, Inc./MD 4.90%, 04/15/2029		384	381,516
MDC Holdings, Inc. 6.00%, 01/15/2043		346	305,649

			984,447

Consumer Cyclical - Retailers – 1.0%
Advance Auto Parts, Inc. 3.90%, 04/15/2030		811	741,149
Lowe’s Cos., Inc. 5.80%, 09/15/2062		336	338,056
Ross Stores, Inc. 4.70%, 04/15/2027		893	887,990

			1,967,195

Consumer Non-Cyclical – 2.0%
Altria Group, Inc. 3.40%, 05/06/2030		750	669,555
BAT Capital Corp. 2.259%, 03/25/2028		1,125	976,894
4.906%, 04/02/2030		196	189,015
Cargill, Inc. 5.125%, 10/11/2032(a)		248	256,963
CVS Health Corp. 4.30%, 03/25/2028		28	27,656
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		520	391,232
Philip Morris International, Inc. 4.875%, 02/13/2026		215	216,213
5.00%, 11/17/2025		303	305,778
5.375%, 02/15/2033		469	477,789
5.625%, 11/17/2029		56	58,483
Zoetis, Inc. 5.40%, 11/14/2025		347	353,822

			3,923,400

Energy – 2.1%
BP Capital Markets America, Inc. 2.939%, 06/04/2051		1,201	843,210

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Continental Resources, Inc./OK 2.875%, 04/01/2032(a)	U.S.$	454	$356,703
5.75%, 01/15/2031(a)		335	326,481
Marathon Oil Corp. 6.80%, 03/15/2032		650	691,607
Oleoducto Central SA 4.00%, 07/14/2027(a)		429	377,332
ONEOK Partners LP 6.125%, 02/01/2041		48	47,658
Suncor Energy, Inc. 6.80%, 05/15/2038		534	588,436
Var Energi ASA 7.50%, 01/15/2028(a)		314	331,951
8.00%, 11/15/2032(a)		402	436,480

			3,999,858

Services – 0.7%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031		596	492,427
Booking Holdings, Inc. 4.50%, 11/15/2031	EUR	320	367,679
Expedia Group, Inc. 6.25%, 05/01/2025(a)	U.S.$	33	33,392
Global Payments, Inc. 3.20%, 08/15/2029		290	256,711
S&P Global, Inc. 4.75%, 08/01/2028		32	32,630
Verisk Analytics, Inc. 5.75%, 04/01/2033		188	197,986

			1,380,825

Technology – 4.0%
Apple, Inc. 4.10%, 08/08/2062		350	311,640
Broadcom, Inc. 4.00%, 04/15/2029(a)		53	49,823
4.15%, 04/15/2032(a)		187	170,879
4.926%, 05/15/2037(a)		547	499,367
Entegris Escrow Corp. 4.75%, 04/15/2029(a)		395	367,445
Fiserv, Inc. 3.50%, 07/01/2029		869	809,613
Honeywell International, Inc. 4.125%, 11/02/2034	EUR	410	462,007
HP, Inc. 5.50%, 01/15/2033	U.S.$	592	587,311
Infor, Inc. 1.75%, 07/15/2025(a)		279	255,547

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Intel Corp. 5.05%, 08/05/2062	U.S.$	467	$430,149
International Business Machines Corp. 4.50%, 02/06/2026		396	396,523
4.90%, 07/27/2052		457	427,176
Kyndryl Holdings, Inc. 2.05%, 10/15/2026		869	760,923
Lenovo Group Ltd. 5.831%, 01/27/2028(a)		489	492,606
Micron Technology, Inc. 6.75%, 11/01/2029		562	592,691
NXP BV/NXP Funding LLC 5.55%, 12/01/2028		277	282,764
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.40%, 05/01/2030		298	267,777
Oracle Corp. 5.375%, 07/15/2040		90	86,685
SK Hynix, Inc. 2.375%, 01/19/2031(a)		280	210,403
TSMC Arizona Corp. 3.875%, 04/22/2027		241	236,451

			7,697,780

Transportation - Airlines – 0.4%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		287	281,769
4.75%, 10/20/2028(a)		401	389,187

			670,956

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 5.875%, 07/05/2034(a)		161	154,586

Transportation - Services – 0.4%
ENA Master Trust 4.00%, 05/19/2048(a)		457	338,466
ERAC USA Finance LLC 4.599%, 05/01/2028(a)		185	184,550
4.90%, 05/01/2033(a)		225	224,991

			748,007

			26,712,815

Financial Institutions – 13.2%
Banking – 9.9%
AIB Group PLC 7.583%, 10/14/2026(a)		845	872,446
American Express Co. 4.90%, 02/13/2026		221	222,547

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Banco de Credito del Peru S.A. 3.125%, 07/01/2030(a)	U.S.$	635	$582,533
Banco Santander SA 4.175%, 03/24/2028		400	379,984
Bank of America Corp. 4.376%, 04/27/2028		503	488,398
Bank of Ireland Group PLC 6.253%, 09/16/2026(a)		215	214,594
Barclays PLC 7.385%, 11/02/2028		384	410,120
BNP Paribas SA 4.625%, 02/25/2031(a)(b)		463	330,443
Capital One Financial Corp. 5.468%, 02/01/2029		118	116,060
Citigroup, Inc. Series W 4.00%, 12/10/2025(b)		329	287,138
Cooperatieve Rabobank UA 5.564%, 02/28/2029(a)		487	493,760
Credit Suisse Group AG 3.091%, 05/14/2032(a)		319	257,037
4.194%, 04/01/2031(a)		396	350,991
6.373%, 07/15/2026(a)		369	359,934
Danske Bank A/S 4.298%, 04/01/2028(a)		360	341,600
6.466%, 01/09/2026(a)		258	258,880
Deutsche Bank AG/New York NY 3.961%, 11/26/2025		265	252,908
6.119%, 07/14/2026		294	290,737
Discover Bank 4.682%, 08/09/2028		250	231,788
Federation des Caisses Desjardins du Quebec 4.55%, 08/23/2027(a)		464	456,042
Goldman Sachs Group, Inc. (The) Series V 4.125%, 11/10/2026(b)		268	225,010
HSBC Holdings PLC 4.292%, 09/12/2026		240	232,867
4.583%, 06/19/2029		224	215,022
7.336%, 11/03/2026		323	338,953
8.113%, 11/03/2033		277	312,902
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		288	280,875
7.00%, 11/21/2025(a)		214	218,567
KBC Group NV 5.796%, 01/19/2029(a)		232	235,197

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lloyds Banking Group PLC 7.50%, 06/27/2024(b)	U.S.$	381	$365,253
7.953%, 11/15/2033		504	562,398
Mitsubishi UFJ Financial Group, Inc. 5.475%, 02/22/2031		206	209,129
Mizuho Financial Group, Inc. 5.414%, 09/13/2028		444	448,498
5.739%, 05/27/2031		487	498,717
Morgan Stanley 0.406%, 10/29/2027	EUR	309	298,233
4.21%, 04/20/2028	U.S.$	358	347,081
6.296%, 10/18/2028		144	151,304
Series G 3.772%, 01/24/2029		515	487,715
Nationwide Building Society 2.972%, 02/16/2028(a)		398	363,673
NatWest Group PLC 4.269%, 03/22/2025		481	474,175
7.472%, 11/10/2026		260	271,606
PNC Financial Services Group, Inc. (The) 5.068%, 01/24/2034		112	110,277
Santander Holdings USA, Inc. 6.499%, 03/09/2029		260	261,274
Santander UK Group Holdings PLC 6.833%, 11/21/2026		607	617,780
Societe Generale SA 2.797%, 01/19/2028(a)		778	696,333
Standard Chartered PLC 3.971%, 03/30/2026(a)		268	258,601
6.00%, 07/26/2025(a)(b)		478	456,385
6.783% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(b)(c)		400	352,000
Swedbank AB Series NC5 5.625%, 09/17/2024(a)(b)		400	377,136
Truist Financial Corp. 1.95%, 06/05/2030		63	50,753
5.122%, 01/26/2034		304	294,719
UBS Group AG 7.00%, 02/19/2025(a)(b)		312	295,832
UniCredit SpA 1.982%, 06/03/2027(a)		205	181,579
2.569%, 09/22/2026(a)		391	355,544
3.127%, 06/03/2032(a)		356	285,516
US Bancorp Series J 5.30%, 04/15/2027(b)		380	319,405

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wells Fargo & Co. 3.584%, 05/22/2028	U.S.$	191	$180,464
Series BB 3.90%, 03/15/2026(b)		273	237,775

			19,066,488

Brokerage – 0.6%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(b)		260	248,318
Series I 4.00%, 06/01/2026(b)		469	392,764
Nomura Holdings, Inc. 5.709%, 01/09/2026		324	325,494
Voya Financial, Inc. 5.65%, 05/15/2053		180	179,904

			1,146,480

Finance – 1.6%
Air Lease Corp. 2.875%, 01/15/2026		72	67,247
3.625%, 04/01/2027		34	31,934
Aircastle Ltd. 2.85%, 01/26/2028(a)		835	726,367
4.125%, 05/01/2024		152	148,758
5.25%, 08/11/2025(a)		384	376,554
Aviation Capital Group LLC 1.95%, 01/30/2026(a)		449	402,084
1.95%, 09/20/2026(a)		133	116,093
3.50%, 11/01/2027(a)		136	122,910
4.125%, 08/01/2025(a)		5	4,775
4.375%, 01/30/2024(a)		135	132,697
4.875%, 10/01/2025(a)		153	148,190
5.50%, 12/15/2024(a)		381	375,849
Synchrony Financial 2.875%, 10/28/2031		420	309,821

			2,963,279

Insurance – 0.7%
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(a)		294	258,523
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		699	740,157
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(a)		400	382,412

			1,381,092

REITs – 0.4%
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		397	327,223

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Vornado Realty LP 3.40%, 06/01/2031	U.S.$	709	$501,915

			829,138

			25,386,477

Utility – 0.8%
Electric – 0.8%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		274	236,328
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(a)		679	505,770
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041		306	236,590
Engie Energia Chile SA 3.40%, 01/28/2030(a)		349	285,918
NRG Energy, Inc. 7.00%, 03/15/2033(a)		362	376,046

			1,640,652

Total Corporates - Investment Grade (cost $58,394,478)			53,739,944

GOVERNMENTS - TREASURIES – 19.6%
United States – 19.6%
U.S. Treasury Bonds 1.25%, 05/15/2050		3,036	1,767,638
2.375%, 02/15/2042		734	591,444
3.125%, 08/15/2044(d)		1,549	1,386,713
3.25%, 05/15/2042		1,116	1,032,403
3.375%, 08/15/2042		992	933,227
3.875%, 02/15/2043		1,637	1,652,549
4.00%, 11/15/2042		2,061	2,119,417
U.S. Treasury Notes 3.50%, 01/31/2028		5,279	5,263,029
3.50%, 04/30/2028		2,117	2,117,131
3.50%, 02/15/2033		4,074	4,089,814
3.875%, 03/31/2025		903	899,165
3.875%, 11/30/2027		10,370	10,501,549
3.875%, 12/31/2027		2,615	2,647,181
4.00%, 02/29/2028		1,315	1,341,199
4.125%, 10/31/2027		1,364	1,393,411

Total Governments - Treasuries (cost $37,797,543)			37,735,870

22 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 18.7%
Agency Fixed Rate 30-Year – 17.8%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 10/01/2049	U.S.$	179	$169,660
3.50%, 11/01/2049		233	219,603
Series 2022 2.00%, 03/01/2052		1,919	1,602,482
2.50%, 04/01/2052		2,252	1,960,130
3.00%, 03/01/2052		1,266	1,144,224
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 01/01/2035		73	76,228
Series 2007 5.50%, 07/01/2035		12	12,626
Series 2016 4.00%, 02/01/2046		514	502,936
Series 2017 4.00%, 07/01/2044		338	330,956
Series 2018 4.50%, 03/01/2048		138	137,491
4.50%, 10/01/2048		323	321,588
4.50%, 11/01/2048		422	420,589
5.00%, 11/01/2048		158	160,689
Federal National Mortgage Association Series 2003 5.50%, 04/01/2033		23	23,285
5.50%, 07/01/2033		50	51,293
Series 2004 5.50%, 04/01/2034		6	6,295
5.50%, 05/01/2034		15	15,256
5.50%, 11/01/2034		21	22,227
5.50%, 01/01/2035		203	211,493
Series 2005 5.50%, 02/01/2035		30	30,743
Series 2007 5.50%, 08/01/2037		150	155,495
Series 2010 4.00%, 12/01/2040		208	203,430
Series 2012 3.50%, 02/01/2042		140	133,267
3.50%, 11/01/2042		1,463	1,391,593
3.50%, 01/01/2043		246	234,235
Series 2013 3.50%, 04/01/2043		830	788,883
4.00%, 10/01/2043		511	499,201
Series 2016 3.50%, 01/01/2047		377	355,730

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2018 4.50%, 09/01/2048	U.S.$	730	$726,518
Series 2019 3.50%, 08/01/2049		557	525,220
3.50%, 09/01/2049		261	246,346
3.50%, 11/01/2049		487	459,060
Series 2021 2.00%, 07/01/2051		1,978	1,645,301
2.50%, 01/01/2052		644	561,339
Series 2022 2.50%, 03/01/2052		1,396	1,212,425
2.50%, 04/01/2052		1,455	1,266,117
2.50%, 05/01/2052		1,874	1,630,870
3.00%, 02/01/2052		1,651	1,491,751
3.00%, 03/01/2052		2,090	1,888,835
Government National Mortgage Association Series 2016 3.00%, 04/20/2046		72	66,753
3.00%, 05/20/2046		174	161,387
Series 2023 4.00%, 05/18/2053, TBA		994	955,852
4.50%, 05/18/2053, TBA		2,589	2,538,054
5.00%, 05/18/2053, TBA		2,900	2,886,598
Uniform Mortgage-Backed Security Series 2023 2.00%, 05/11/2053, TBA		2,680	2,227,366
4.00%, 06/25/2052, TBA		649	620,194
5.50%, 05/11/2053, TBA		1,913	1,928,842

			34,220,456

Agency Fixed Rate 15-Year – 0.9%
Federal National Mortgage Association Series 2016 2.50%, 08/01/2031		97	91,689
2.50%, 11/01/2031		436	413,122
2.50%, 12/01/2031		569	539,162
2.50%, 01/01/2032		142	134,097
Series 2017 2.50%, 02/01/2032		610	578,137

			1,756,207

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Series 2006 4.25% (LIBOR 12 Month + 2.00%), 01/01/2037(c)		8	8,086

Total Mortgage Pass-Throughs (cost $37,982,279)			35,984,749

24 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 11.6%
Risk Share Floating Rate – 10.4%
Bellemeade Re Ltd. Series 2019-2A, Class M2 8.12% (LIBOR 1 Month + 3.10%), 04/25/2029(a)(c)	U.S.$	325	$331,055
Series 2019-3A, Class M1C 6.97% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(c)		236	235,777
Series 2019-4A, Class M2 7.87% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(c)		540	540,933
Series 2021-1A, Class M1C 7.765% (SOFR + 2.95%), 03/25/2031(a)(c)		398	398,471
Series 2022-1, Class M1C 8.515% (SOFR + 3.70%), 01/26/2032(a)(c)		672	637,440
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 7.42% (LIBOR 1 Month + 2.40%), 04/25/2031(a)(c)		17	17,087
Series 2019-R01, Class 2M2 7.47% (LIBOR 1 Month + 2.45%), 07/25/2031(a)(c)		65	65,100
Series 2019-R02, Class 1M2 7.32% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(c)		6	5,679
Series 2020-R01, Class 1B1 8.27% (LIBOR 1 Month + 3.25%), 01/25/2040(a)(c)		500	485,315
Series 2020-SBT1, Class 1M2 8.67% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(c)		1,000	1,012,190
Series 2020-SBT1, Class 2M2 8.67% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(c)		300	304,128
Series 2022-R01, Class 1B1 7.965% (SOFR + 3.15%), 12/25/2041(a)(c)		625	602,565
Series 2022-R02, Class 2M1 6.015% (SOFR + 1.20%), 01/25/2042(a)(c)		413	410,296
Series 2023-R02, Class 1M1 7.124% (SOFR + 2.30%), 01/25/2043(a)(c)		225	226,339
Eagle Re Ltd. Series 2018-1, Class M2 8.02% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(c)		325	326,594

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-1, Class M2 8.32% (LIBOR 1 Month + 3.30%), 04/25/2029(a)(c)	U.S.$	325	$327,917
Series 2021-2, Class M1B 6.865% (SOFR + 2.05%), 04/25/2034(a)(c)		254	252,449
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA2, Class M3 9.82% (LIBOR 1 Month + 4.80%), 05/25/2028(c)		159	165,408
Series 2016-HQA3, Class M3 8.87% (LIBOR 1 Month + 3.85%), 03/25/2029(c)		646	669,841
Series 2019-DNA1, Class B2 15.77% (LIBOR 1 Month + 10.75%), 01/25/2049(a)(c)		750	846,989
Series 2019-FTR2, Class B1 8.02% (LIBOR 1 Month + 3.00%), 11/25/2048(a)(c)		750	713,571
Series 2019-FTR3, Class B2 9.645% (LIBOR 1 Month + 4.80%), 09/25/2047(c)(e)		700	587,098
Series 2020-DNA5, Class M2 7.615% (SOFR + 2.80%), 10/25/2050(a)(c)		218	221,927
Series 2021-DNA3, Class B1 8.315% (SOFR + 3.50%), 10/25/2033(a)(c)		651	635,978
Series 2021-DNA6, Class M2 6.315% (SOFR + 1.50%), 10/25/2041(a)(c)		828	797,476
Series 2021-HQA4, Class M2 7.165% (SOFR + 2.35%), 12/25/2041(a)(c)		513	479,409
Series 2022-DNA1, Class M2 7.315% (SOFR + 2.50%), 01/25/2042(a)(c)		806	758,376
Series 2022-DNA2, Class M2 8.565% (SOFR + 3.75%), 02/25/2042(a)(c)		605	592,837
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C02, Class 1M2 9.02% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		91	94,685
Series 2015-C03, Class 1M2 10.02% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		92	97,645
Series 2015-C04, Class 1M2 10.72% (LIBOR 1 Month + 5.70%), 04/25/2028(c)		264	282,317
Series 2016-C02, Class 1B 17.27% (LIBOR 1 Month + 12.25%), 09/25/2028(c)		149	166,521

26 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C03, Class 1B 16.77% (LIBOR 1 Month + 11.75%), 10/25/2028(c)	U.S.$	99	$110,115
Series 2016-C06, Class 1B 14.27% (LIBOR 1 Month + 9.25%), 04/25/2029(c)		377	393,512
Series 2016-C07, Class 2B 14.52% (LIBOR 1 Month + 9.50%), 05/25/2029(c)		378	389,753
Series 2017-C01, Class 1B1 10.77% (LIBOR 1 Month + 5.75%), 07/25/2029(c)		750	845,301
Series 2017-C02, Class 2B1 10.52% (LIBOR 1 Month + 5.50%), 09/25/2029(c)		750	829,564
Series 2017-C04, Class 2M2 7.87% (LIBOR 1 Month + 2.85%), 11/25/2029(c)		196	199,181
Series 2017-C06, Class 2B1 9.47% (LIBOR 1 Month + 4.45%), 02/25/2030(c)		750	815,689
Series 2017-C07, Class 2B1 9.47% (LIBOR 1 Month + 4.45%), 05/25/2030(c)		750	808,125
Series 2021-R02, Class 2B1 8.115% (SOFR + 3.30%), 11/25/2041(a)(c)		441	425,015
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 9.27% (LIBOR 1 Month + 4.25%), 11/25/2024(c)(e)		19	18,497
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 7.768% (LIBOR 1 Month + 2.75%), 05/27/2023(a)(c)		244	238,938
Series 2019-3R, Class A 8.718% (LIBOR 1 Month + 3.70%), 11/27/2031(a)(c)		96	93,525
Series 2020-1R, Class A 8.368% (LIBOR 1 Month + 3.35%), 02/27/2023(c)(e)		162	156,165
Radnor Re Ltd. Series 2019-1, Class M1B 6.97% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(c)		635	635,101
Triangle Re Ltd. Series 2021-3, Class M1B 7.715% (SOFR + 2.90%), 02/25/2034(a)(c)		530	522,055

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.27% (LIBOR 1 Month + 5.25%), 11/25/2025(c)(e)	U.S.$	117		$109,022
Series 2015-WF1, Class 2M2 10.52% (LIBOR 1 Month + 5.50%), 11/25/2025(c)(e)		27		25,458

				19,904,429

Agency Floating Rate – 0.4%
Federal Home Loan Mortgage Corp. REMICs Series 4719, Class JS 1.202% (6.15% – LIBOR 1 Month), 09/15/2047(c)(f)		581		68,122
Series 4981, Class HS 1.08% (6.10% – LIBOR 1 Month), 06/25/2050(c)(f)		1,783		211,799
Federal National Mortgage Association REMICs Series 2015-90, Class SL 1.13% (6.15% – LIBOR 1 Month), 12/25/2045(c)(f)		823		96,213
Series 2016-77, Class DS 0.98% (6.00% – LIBOR 1 Month), 10/25/2046(c)(f)		655		71,596
Series 2017-26, Class TS 0.93% (5.95% – LIBOR 1 Month), 04/25/2047(c)(f)		828		99,004
Series 2017-62, Class AS 1.13% (6.15% – LIBOR 1 Month), 08/25/2047(c)(f)		706		88,439
Series 2017-97, Class LS 1.18% (6.20% – LIBOR 1 Month), 12/25/2047(c)(f)		827		105,552
Government National Mortgage Association Series 2017-65, Class ST 1.197% (6.15% – LIBOR 1 Month), 04/20/2047(c)(f)		776		92,470

				833,195

Non-Agency Fixed Rate – 0.3%
Alternative Loan Trust Series 2006-24CB, Class A16 5.75%, 08/25/2036		185		104,587
Series 2006-28CB, Class A14 6.25%, 10/25/2036		0	**	5
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		81		59,010

28 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CHL Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036	U.S.$	46	$18,519
JPMorgan Alternative Loan Trust Series 2006-A3, Class 2A1 3.882%, 07/25/2036		355	278,589
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2002-3, Class B3 6.50%, 03/25/2032		452	82,720

			543,430

Non-Agency Floating Rate – 0.3%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 5.40% (LIBOR 1 Month + 0.38%), 12/25/2036(c)		433	151,449
HomeBanc Mortgage Trust Series 2005-1, Class A1 5.52% (LIBOR 1 Month + 0.50%), 03/25/2035(c)		71	57,840
Impac Secured Assets Corp. Series 2005-2, Class A2D 5.88% (LIBOR 1 Month + 0.86%), 03/25/2036(c)		133	104,056
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 7.12% (LIBOR 1 Month + 2.10%), 04/25/2047(a)(c)		87	82,506
Residential Accredit Loans, Inc. Trust Series 2007-QS4, Class 2A4 5.36% (LIBOR 1 Month + 0.34%), 03/25/2037(c)		497	102,767

			498,618

Agency Fixed Rate – 0.2%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 5.385%, 05/28/2035		56	50,480
Federal National Mortgage Association REMICs Series 2016-31, Class IO 5.00%, 06/25/2046(g)		2,518	394,596

			445,076

Total Collateralized Mortgage Obligations (cost $23,734,157)			22,224,748

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 7.6%
Other ABS - Fixed Rate – 4.3%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(a)	U.S.$	739	$617,792
ACHV ABS TRUST Series 2023-2PL, Class A 6.42%, 05/20/2030(a)		311	311,327
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(a)		83	80,662
Series 2021-Z2, Class A 1.17%, 11/16/2026(a)		86	82,667
Series 2022-X1, Class A 1.75%, 02/15/2027(a)		154	149,817
Atalaya Equipment Leasing Trust Series 2021-1A, Class C 2.69%, 06/15/2028(a)		600	562,154
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(a)		138	119,413
College Ave Student Loans LLC Series 2021-C, Class C 3.06%, 07/26/2055(a)		213	176,455
Dext ABS LLC Series 2021-1, Class C 2.29%, 09/15/2028(a)		519	467,786
Series 2021-1, Class D 2.81%, 03/15/2029(a)		260	225,751
Series 2023-1, Class A2 5.99%, 03/15/2032(a)		467	466,954
Diamond Issuer Series 2021-1A, Class B 2.701%, 11/20/2051(a)		566	477,317
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(a)		408	352,188
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(a)		252	218,145
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(a)		325	305,906
Series 2020-1A, Class A2 3.981%, 12/20/2050(a)		978	849,125
MVW LLC Series 2021-2A, Class C 2.23%, 05/20/2039(a)		618	554,761

30 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Neighborly Issuer Series 2022-1A, Class A2 3.695%, 01/30/2052(a)	U.S.$	363	$302,369
Series 2023-1A, Class A2 7.308%, 01/30/2053(a)		395	390,051
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(a)		298	252,074
Nelnet Student Loan Trust Series 2021-BA, Class B 2.68%, 04/20/2062(a)		220	182,916
SEB Funding LLC Series 2021-1A, Class A2 4.969%, 01/30/2052(a)		690	609,768
Upstart Securitization Trust Series 2021-3, Class B 1.66%, 07/20/2031(a)		480	458,051

			8,213,449

Autos - Fixed Rate – 3.0%
Avis Budget Rental Car Funding AESOP LLC Series 2023-3A, Class A 5.44%, 02/22/2028(a)		475	478,649
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		168	159,016
Series 2021-N4, Class D 2.30%, 09/11/2028		266	247,968
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(a)		470	436,423
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(a)		141	134,261
Series 2023-1A, Class A2 6.57%, 06/15/2028(a)		211	211,246
Flagship Credit Auto Trust Series 2019-3, Class E 3.84%, 12/15/2026(a)		960	873,632
Series 2020-1, Class E 3.52%, 06/15/2027(a)		1,000	915,955
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(a)		542	479,601
Hertz Vehicle Financing III LLC Series 2022-1A, Class C 2.63%, 06/25/2026(a)		450	413,847

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)	U.S.$	659	$660,123
Octane Receivables Trust Series 2021-2A, Class C 2.53%, 05/21/2029(a)		541	478,278
Santander Bank Auto Credit-Linked Notes Series 2022-A, Class B 5.281%, 05/15/2032(a)		325	317,816

			5,806,815

Credit Cards - Fixed Rate – 0.3%
Brex Commercial Charge Card Master Trust Series 2022-1, Class A 4.63%, 07/15/2025(a)		565	551,268

Total Asset-Backed Securities (cost $15,955,805)			14,571,532

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.3%
Non-Agency Fixed Rate CMBS – 3.5%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(a)		960	806,017
Citigroup Commercial Mortgage Trust Series 2013-GC17, Class D 5.261%, 11/10/2046(a)		565	509,299
Commercial Mortgage Trust Series 2014-LC17, Class B 4.49%, 10/10/2047		800	766,749
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.298%, 08/10/2044(a)		252	94,340
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(e)(h)		277	261,435
Series 2021-1, Class A2 2.435%, 08/15/2026(e)(h)		719	686,383
Series 2021-1, Class AS 2.638%, 08/15/2026(e)(h)		25	22,624
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035(e)		710	675,605
JPMBB Commercial Mortgage Securities Trust Series 2014-C24, Class C 4.529%, 11/15/2047		890	600,794

32 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C6, Class D 5.129%, 05/15/2045	U.S.$	592	$533,863
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		77	32,271
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)		129	128,992
Wells Fargo Commercial Mortgage Trust Series 2016-LC24, Class XA 1.749%, 10/15/2049(g)		7,370	308,802
Series 2016-LC25, Class C 4.488%, 12/15/2059		545	474,770
Series 2016-NXS6, Class C 4.533%, 11/15/2049		600	526,195
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class B 3.714%, 03/15/2045		263	230,410

			6,658,549

Non-Agency Floating Rate CMBS – 1.8%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 5.948% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(c)		1,330	1,267,873
BBCMS Mortgage Trust Series 2020-BID, Class A 7.088% (LIBOR 1 Month + 2.14%), 10/15/2037(a)(c)		692	668,872
BX Commercial Mortgage Trust Series 2019-IMC, Class D 6.848% (LIBOR 1 Month + 1.90%), 04/15/2034(a)(c)		142	136,267
Series 2019-IMC, Class E 7.098% (LIBOR 1 Month + 2.15%), 04/15/2034(a)(c)		566	543,015
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 6.56% (SOFR + 2.00%), 01/25/2051(a)(c)		72	68,387
Morgan Stanley Capital I Trust Series 2019-BPR, Class C 8.248% (LIBOR 1 Month + 3.30%), 05/15/2036(a)(c)		520	492,422

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 6.469% (SOFR + 1.58%), 07/15/2036(a)(c)	U.S.$	379	$353,657

			3,530,493

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-39, Class IO 0.00%, 07/16/2046(g)		175	2

Total Commercial Mortgage-Backed Securities (cost $11,461,783)			10,189,044

COLLATERALIZED LOAN OBLIGATIONS – 4.3%
CLO - Floating Rate – 4.3%
AGL CLO 12 Ltd. Series 2021-12A, Class D 8.10% (LIBOR 3 Month + 2.85%), 07/20/2034(a)(c)		500	455,782
Balboa Bay Loan Funding Ltd. Series 2021-1A, Class D 8.30% (LIBOR 3 Month + 3.05%), 07/20/2034(a)(c)		709	625,095
Ballyrock CLO 16 Ltd. Series 2021-16A, Class C 8.15% (LIBOR 3 Month + 2.90%), 07/20/2034(a)(c)		400	359,508
Elevation CLO Ltd. Series 2020-11A, Class D1 9.11% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(c)		1,000	915,879
Elmwood CLO IX Ltd. Series 2021-2A, Class D 8.20% (LIBOR 3 Month + 2.95%), 07/20/2034(a)(c)		700	668,563
Flatiron CLO 21 Ltd. Series 2021-1A, Class D 8.165% (LIBOR 3 Month + 2.90%), 07/19/2034(a)(c)		700	646,713
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 6.32% (LIBOR 3 Month + 1.07%), 04/20/2034(a)(c)		581	571,477
OCP CLO Ltd. Series 2020-18A, Class AR 6.34% (LIBOR 3 Month + 1.09%), 07/20/2032(a)(c)		761	749,005

34 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Peace Park CLO Ltd. Series 2021-1A, Class D 8.20% (LIBOR 3 Month + 2.95%), 10/20/2034(a)(c)	U.S.$	300	$281,340
Pikes Peak CLO 8 Series 2021-8A, Class A 6.42% (LIBOR 3 Month + 1.17%), 07/20/2034(a)(c)		675	662,762
Regatta XX Funding Ltd. Series 2021-2A, Class A 6.42% (LIBOR 3 Month + 1.16%), 10/15/2034(a)(c)		1,019	994,082
Rockford Tower CLO Ltd. Series 2021-1A, Class D 8.25% (LIBOR 3 Month + 3.00%), 07/20/2034(a)(c)		711	638,776
Series 2021-2A, Class A1 6.41% (LIBOR 3 Month + 1.16%), 07/20/2034(a)(c)		504	490,961
Voya CLO Ltd. Series 2019-1A, Class DR 8.11% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(c)		210	185,361

Total Collateralized Loan Obligations (cost $8,769,709)			8,245,304

CORPORATES - NON-INVESTMENT GRADE – 2.0%
Industrial – 1.9%
Basic – 0.2%
Sealed Air Corp. 4.00%, 12/01/2027(a)		379	355,009

Capital Goods – 0.1%
TK Elevator Midco GmbH 4.375%, 07/15/2027(a)	EUR	181	177,880

Communications - Media – 0.7%
Altice Financing SA 3.00%, 01/15/2028(a)		181	154,429
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(a)	U.S.$	136	114,708
4.50%, 06/01/2033(a)		483	385,105
4.75%, 02/01/2032(a)		146	120,824
DISH DBS Corp. 5.75%, 12/01/2028(a)		322	229,512

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Summer BC Holdco B SARL 5.75%, 10/31/2026(a)	EUR	181	$173,297
VZ Vendor Financing II BV 2.875%, 01/15/2029(a)		181	156,448

			1,334,323

Communications - Telecommunications – 0.2%
Altice France SA/France 3.375%, 01/15/2028(a)		181	152,469
Lorca Telecom Bondco SA 4.00%, 09/18/2027(a)		181	183,337

			335,806

Consumer Cyclical - Automotive – 0.3%
Ford Motor Co. 6.10%, 08/19/2032	U.S.$	232	221,228
ZF North America Capital, Inc. 6.875%, 04/14/2028(a)		289	297,130

			518,358

Consumer Cyclical - Entertainment – 0.3%
Carnival Corp. 4.00%, 08/01/2028(a)		712	617,340

Consumer Non-Cyclical – 0.0%
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(a)	EUR	100	95,419

Services – 0.1%
APCOA Parking Holdings GmbH 4.625%, 01/15/2027(a)		181	171,538

			3,605,673

Utility – 0.1%
Electric – 0.1%
Vistra Corp. 7.00%, 12/15/2026(a)(b)	U.S.$	218	195,862

Total Corporates - Non-Investment Grade (cost $4,460,220)			3,801,535

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 1.0%
United States – 1.0%
State of California Series 2010 7.625%, 03/01/2040		970	1,264,627

36 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Tobacco Settlement Finance Authority/WV (Tobacco Settlement Finance Authority/WV) Series 2020 3.00%, 06/01/2035	U.S.$	189	$188,758
University of California Series 2021-B 3.071%, 05/15/2051		730	527,834

Total Local Governments - US Municipal Bonds (cost $2,255,490)			1,981,219

EMERGING MARKETS - CORPORATE BONDS – 1.0%
Industrial – 1.0%
Basic – 0.2%
Stillwater Mining Co. 4.00%, 11/16/2026(a)		446	400,090
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		76	57,418

			457,508

Capital Goods – 0.3%
Embraer Netherlands Finance BV 5.40%, 02/01/2027		540	519,750
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		477	1,527

			521,277

Communications - Media – 0.2%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		417	334,981

Consumer Cyclical - Other – 0.2%
Wynn Macau Ltd. 5.625%, 08/26/2028(a)		330	286,894

Consumer Non-Cyclical – 0.1%
Natura Cosmeticos SA 4.125%, 05/03/2028(a)		283	234,501
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(e)(h)(i)(j)(k)		660	66

			234,567

			1,835,227

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LP 6.125%, 03/01/2026(e)		60	57,520

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(a)(l)(m)	U.S.$	206	$7,145
7.125%, 12/26/2046(a)(l)(m)		261	13,547

			20,692

Total Emerging Markets - Corporate Bonds (cost $3,091,810)			1,913,439

QUASI-SOVEREIGNS – 0.5%
Quasi-Sovereign Bonds – 0.5%
Hungary – 0.2%
Magyar Export-Import Bank Zrt 6.125%, 12/04/2027(a)		387	389,365

Mexico – 0.3%
Comision Federal de Electricidad 3.348%, 02/09/2031(a)		374	297,985
4.688%, 05/15/2029(a)		295	265,555

			563,540

Total Quasi-Sovereigns (cost $1,053,011)			952,905

EMERGING MARKETS - SOVEREIGNS – 0.3%
Dominican Republic – 0.3%
Dominican Republic International Bond 4.875%, 09/23/2032(a) (cost $763,000)		763	655,846

		Shares
COMMON STOCKS – 0.2%
Financials – 0.2%
Insurance – 0.2%
Mt Logan Re Ltd. (Special Investment)(h)(j)(k) (cost $326,594)		368	345,566

		Principal Amount (000)
GOVERNMENTS - SOVEREIGN BONDS – 0.1%
Colombia – 0.1%
Colombia Government International Bond 3.125%, 04/15/2031 (cost $373,959)	U.S.$	375	277,570

38 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 5.4%
U.S. Treasury Bills – 3.5%
U.S. Treasury Bill Zero Coupon, 07/13/2023	U.S.$	1,981	$1,960,700
Zero Coupon, 11/30/2023		4,963	4,830,764

Total U.S. Treasury Bills (cost $6,793,371)			6,791,464

		Shares
Investment Companies – 1.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.74%(n)(o)(p) (cost $3,601,286)		3,601,286	3,601,286

Total Short-Term Investments (cost $10,394,657)			10,392,750

Total Investments – 105.5% (cost $216,814,495)			203,012,021
Other assets less liabilities – (5.5)%			(10,588,437)

Net Assets – 100.0%			$192,423,584

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	77	June 2023	$9,351,891	$333,093
U.S. Long Bond (CBT) Futures	5	June 2023	658,281	1,680
U.S. T-Note 2 Yr (CBT) Futures	5	June 2023	1,030,820	9,916
U.S. T-Note 5 Yr (CBT) Futures	110	June 2023	12,071,641	261,984
U.S. Ultra Bond (CBT) Futures	108	June 2023	15,271,875	697,142
Sold Contracts
10 Yr Japan Bond (OSE) Futures	6	June 2023	6,544,093	(140,291)

				$1,163,524

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	EUR	2,157	USD	2,296	05/11/2023	$(82,120)
State Street Bank & Trust Co.	JPY	246	USD	2	06/15/2023	42

						$(82,078)

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 40, 5 Year Index, 06/20/2028*	(5.00)%	Quarterly	4.65%	USD	15,763	$(310,562)	$(34,097)	$(276,465)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
USD	2,000	12/13/2029	1.537%	1 Day SOFR	Annual	$208,126	$197,067	$11,059

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	15	$(3,071)	$(1,230)	$(1,841)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	30	(6,142)	(2,711)	(3,431)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	30	(6,142)	(2,505)	(3,637)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	60	(12,284)	(5,926)	(6,358)

						$(27,639)	$(12,372)	$(15,267)

*	Termination date

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2023, the aggregate market value of these securities amounted to $69,466,080 or 36.1% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2023.

(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

40 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(e)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 1.36% of net assets as of April 30, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2019-FTR3, Class B2 9.645%, 09/25/2047	01/07/2020	$730,172	$587,098	0.31%
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	267,337	261,435	0.14%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	734,721	686,383	0.36%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	25,463	22,624	0.01%
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	754,519	675,605	0.35%
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 9.27%, 11/25/2024	11/06/2015	18,984	18,497	0.01%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 8.368%, 02/27/2023	11/16/2015	161,644	156,165	0.08%
Terraform Global Operating LP 6.125%, 03/01/2026	02/08/2018	60,000	57,520	0.03%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	01/24/2014	365,927	66	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.27%, 11/25/2025	09/28/2015	119,350	109,022	0.06%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 10.52%, 11/25/2025	09/28/2015	26,882	25,458	0.01%

(f)	Inverse interest only security.

(g)	IO – Interest Only.

(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(i)	Defaulted matured security.

(j)	Non-income producing security.

(k)	Fair valued by the Adviser.

(l)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2023.

(m)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2023.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

(n)	Affiliated investments.

(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(p)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

EUR – Euro

JPY – Japanese Yen

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rate

OSE – Osaka Securities Exchange

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

TBA – To Be Announced

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

April 30, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $213,213,209)	$199,410,735
Affiliated issuers (cost $3,601,286)	3,601,286
Cash	8,430
Cash collateral due from broker	2,479,149
Receivable for investment securities sold	4,929,939
Unaffiliated interest and dividends receivable	1,477,683
Receivable for variation margin on futures	276,169
Receivable for capital stock sold	252,457
Affiliated dividends receivable	7,796
Unrealized appreciation on forward currency exchange contracts	42

Total assets	212,443,686

Liabilities
Payable for investment securities purchased	19,249,342
Payable for capital stock redeemed	187,193
Unrealized depreciation on forward currency exchange contracts	82,120
Dividends payable	79,583
Payable for variation margin on centrally cleared swaps	46,388
Transfer Agent fee payable	31,124
Distribution fee payable	30,695
Administrative fee payable	29,303
Market value on credit default swaps (net premiums received $12,372)	27,639
Foreign capital gains tax payable	11,614
Advisory fee payable	10,367
Directors’ fees payable	1,827
Accrued expenses	232,907

Total liabilities	20,020,102

Net Assets	$192,423,584

Composition of Net Assets
Capital stock, at par	$20,321
Additional paid-in capital	236,919,473
Accumulated loss	(44,516,210)

Net Assets	$192,423,584

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$147,141,999	15,540,629	$9.47	*

C	$2,450,054	259,397	$9.45

Advisor	$36,636,801	3,867,494	$9.47

R	$430,025	45,434	$9.46

K	$2,557,944	269,966	$9.48

I	$658,721	69,485	$9.48

Z	$2,548,040	268,568	$9.49

*	The maximum offering price per share for Class A shares was $9.89 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 43

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2023 (unaudited)

Investment Income
Interest	$4,543,599
Dividends—Affiliated issuers	38,290	$4,581,889

Expenses
Advisory fee (see Note B)	438,627
Distribution fee—Class A	183,807
Distribution fee—Class C	13,121
Distribution fee—Class R	1,017
Distribution fee—Class K	2,987
Transfer agency—Class A	116,431
Transfer agency—Class C	2,161
Transfer agency—Advisor Class	31,346
Transfer agency—Class R	529
Transfer agency—Class K	2,389
Transfer agency—Class I	433
Transfer agency—Class Z	422
Custody and accounting	74,358
Audit and tax	52,560
Registration fees	50,974
Administrative	46,393
Printing	22,479
Legal	18,477
Directors’ fees	9,919
Miscellaneous	13,733

Total expenses	1,082,163
Less: expenses waived and reimbursed by the Adviser (see Notes B)	(371,777)

Net expenses		710,386

Net investment income		3,871,503

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions(a)		(3,796,854)
Forward currency exchange contracts		(98,364)
Futures		(2,173,782)
Swaps		(822,396)
Foreign currency transactions		(260,124)
Net change in unrealized appreciation (depreciation) of:
Investments		13,448,971
Forward currency exchange contracts		(129,896)
Futures		4,583,567
Swaps		4,942
Foreign currency denominated assets and liabilities		4,244

Net gain on investment and foreign currency transactions		10,760,308

Net Increase in Net Assets from Operations		$14,631,811

(a)	Net of foreign realized capital gains taxes of $13,643.

See notes to financial statements.

44 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,871,503	$6,637,631
Net realized loss on investment and foreign currency transactions	(7,151,520)	(25,207,445)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	17,911,828	(30,613,206)

Net increase (decrease) in net assets from operations	14,631,811	(49,183,020)
Distributions to Shareholders
Class A	(3,729,247)	(4,807,761)
Class C	(57,282)	(82,043)
Advisor Class	(1,059,629)	(2,147,910)
Class R	(9,732)	(13,004)
Class K	(60,306)	(86,491)
Class I	(19,481)	(36,415)
Class Z	(63,150)	(83,929)
Capital Stock Transactions
Net decrease	(18,903,767)	(65,036,414)

Total decrease	(9,270,783)	(121,476,987)
Net Assets
Beginning of period	201,694,367	323,171,354

End of period	$192,423,584	$201,694,367

See notes to financial statements.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 45

NOTES TO FINANCIAL STATEMENTS

April 30, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Total Return Bond Portfolio (the “Fund”) (formerly AB Intermediate Bond Portfolio), a diversified portfolio. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I, Class T and Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors

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NOTES TO FINANCIAL STATEMENTS (continued)

(the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 47

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor

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NOTES TO FINANCIAL STATEMENTS (continued)

inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 49

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2023:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$53,739,944		$	– 0	–	$53,739,944
Governments – Treasuries		– 0	–	37,735,870			– 0	–	37,735,870
Mortgage Pass-Throughs		– 0	–	35,984,749			– 0	–	35,984,749
Collateralized Mortgage Obligations		– 0	–	22,224,748			– 0	–	22,224,748
Asset-Backed Securities		– 0	–	14,571,532			– 0	–	14,571,532
Commercial Mortgage-Backed Securities		– 0	–	9,218,602			970,442		10,189,044
Collateralized Loan Obligations		– 0	–	8,245,304			– 0	–	8,245,304
Corporates – Non-Investment Grade		– 0	–	3,801,535			– 0	–	3,801,535
Local Governments – US Municipal Bonds		– 0	–	1,981,219			– 0	–	1,981,219
Emerging Markets – Corporate Bonds		– 0	–	1,913,373			66		1,913,439
Quasi-Sovereigns		– 0	–	952,905			– 0	–	952,905
Emerging Markets – Sovereigns		– 0	–	655,846			– 0	–	655,846
Common Stocks		– 0	–	– 0	–		345,566		345,566
Governments – Sovereign Bonds		– 0	–	277,570			– 0	–	277,570
Short-Term Investments:
U.S. Treasury Bills		– 0	–	6,791,464			– 0	–	6,791,464
Investment Companies		3,601,286		– 0	–		– 0	–	3,601,286

Total Investments in Securities		3,601,286		198,094,661			1,316,074		203,012,021
Other Financial Instruments(a):
Assets:
Futures		1,303,815		– 0	–		– 0	–	1,303,815	(b)
Forward Currency Exchange Contracts		– 0	–	42			– 0	–	42
Centrally Cleared Interest Rate Swaps		– 0	–	208,126			– 0	–	208,126	(b)
Liabilities:
Futures		(140,291)		– 0	–		– 0	–	(140,291	)(b)
Forward Currency Exchange Contracts		– 0	–	(82,120)			– 0	–	(82,120)
Centrally Cleared Credit Default Swaps		– 0	–	(310,562)			– 0	–	(310,562	)(b)
Credit Default Swaps		– 0	–	(27,639)			– 0	–	(27,639)

Total		$4,764,810		$197,882,508			$1,316,074		$203,963,392

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the

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ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion up to $5 billion, .35% of the excess over $5 billion up to $8 billion and .30% in excess of $8 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (which excludes acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .77%, 1.52%, .52%, 1.02%, .77%, .52%, and ..52% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares, respectively. This waiver extends through January 31, 2024 and then may be extended by the Adviser for additional one year terms. For the six months ended April 30, 2023, such reimbursements/waivers amounted to $370,883.

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Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2023, the reimbursement for such services amounted to $46,393.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $59,160 for the six months ended April 30, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $599 from the sale of Class A shares and received $121 and $1,293 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2023, such waiver amounted to $894.

Fund	Market Value 10/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$532	$54,527	$51,458	$3,601	$38

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing

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fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,212,404, $149,691 and $69,921 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$17,982,022	$30,574,337
U.S. government securities	213,577,004	208,516,568

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$2,689,806
Gross unrealized depreciation	(15,691,507)

Net unrealized depreciation	$(13,001,701)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2023, the Fund held futures for hedging and non-hedging purposes.

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•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2023, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the

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counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2023, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront

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premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2023, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

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During the six months ended April 30, 2023, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$1,303,815	*	Payable for variation margin on futures	$140,291	*

Credit contracts				Payable for variation margin on centrally cleared swaps	276,465	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	11,059	*

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$42	Unrealized depreciation on forward currency exchange contracts	$82,120

Credit contracts			Market value on credit default swaps	27,639

Total		$1,314,916		$526,515

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(2,173,782)	$4,583,567

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(98,364)	(129,896)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	211,035	(274,059)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(1,033,431)	279,001

Total		$(3,094,542)	$4,458,613

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The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2023:

Futures:
Average notional amount of buy contracts	$30,567,010
Average notional amount of sale contracts	$7,851,514
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,879,945	(a)
Average principal amount of sale contracts	$5,056,552
Centrally Cleared Interest Rate Swaps:
Average notional amount	$2,000,000
Credit Default Swaps:
Average notional amount of sale contracts	$729,931
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$9,399,857
Total Return Swaps:
Average notional amount	$13,083,366	(b)

(a)	Positions were open for three months during the period.

(b)	Positions were open for four months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
State Street Bank & Trust Co.	$42	$	– 0	–	$	– 0	–	$	– 0	–	$42

Total	$42	$	– 0	–	$	– 0	–	$	– 0	–	$42	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$82,120	$	– 0	–	$	– 0	–	$	– 0	–	$82,120
Goldman Sachs International	27,639		– 0	–		– 0	–		(27,639)		– 0	–

Total	$109,759	$	– 0	–	$	– 0	–		$(27,639)		$82,120	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended April 30, 2023, the Fund earned drop income of $8,008 which is included in interest income in the accompanying statement of operations.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022

Class A
Shares sold	403,515	929,521	$3,762,224	$9,353,366

Shares issued in reinvestment of dividends and distributions	307,094	364,650	2,880,410	3,695,818

Shares converted from Class C	22,489	49,952	208,520	508,929

Shares redeemed	(1,593,226)	(3,002,913)	(14,898,697)	(30,472,715)

Net decrease	(860,128)	(1,658,790)	$(8,047,543)	$(16,914,602)

Class C
Shares sold	23,135	40,910	$215,388	$437,289

Shares issued in reinvestment of dividends and distributions	4,282	5,570	40,070	56,773

Shares converted to Class A	(22,542)	(50,067)	(208,520)	(508,929)

Shares redeemed	(71,184)	(176,908)	(660,966)	(1,851,176)

Net decrease	(66,309)	(180,495)	$(614,028)	$(1,866,043)

Advisor Class
Shares sold	395,066	1,499,468	$3,715,285	$15,464,781

Shares issued in reinvestment of dividends and distributions	81,809	127,534	767,660	1,299,268

Shares redeemed	(1,603,845)	(5,768,375)	(14,980,576)	(58,783,641)

Net decrease	(1,126,970)	(4,141,373)	$(10,497,631)	$(42,019,592)

Class R
Shares sold	4,493	11,636	$42,166	$117,057

Shares issued in reinvestment of dividends and distributions	1,029	1,252	9,647	12,771

Shares redeemed	(2,128)	(37,202)	(19,820)	(390,075)

Net increase (decrease)	3,394	(24,314)	$31,993	$(260,247)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022

Class K
Shares sold	45,345	37,277	$427,570	$396,322

Shares issued in reinvestment of dividends and distributions	6,441	8,318	60,452	85,557

Shares redeemed	(35,001)	(301,853)	(330,300)	(3,321,684)

Net increase (decrease)	16,785	(256,258)	$157,722	$(2,839,805)

Class I
Shares sold	3,988	66,379	$37,381	$713,418

Shares issued in reinvestment of dividends and distributions	2,051	3,525	19,256	36,042

Shares redeemed	(20,449)	(147,406)	(192,291)	(1,550,300)

Net decrease	(14,410)	(77,502)	$(135,654)	$(800,840)

Class Z
Shares sold	34,949	115,633	$328,573	$1,259,347

Shares issued in reinvestment of dividends and distributions	6,395	8,088	60,084	82,522

Shares redeemed	(19,837)	(159,928)	(187,283)	(1,677,154)

Net increase (decrease)	21,507	(36,207)	$201,374	$(335,285)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of

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NOTES TO FINANCIAL STATEMENTS (continued)

rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

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NOTES TO FINANCIAL STATEMENTS (continued)

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

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NOTES TO FINANCIAL STATEMENTS (continued)

Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

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NOTES TO FINANCIAL STATEMENTS (continued)

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2023.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$6,753,143	$7,517,670
Net long-term capital gains	$504,410	$6,253,596

Total taxable distributions paid	$7,257,553	$13,771,266

As of October 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$962,859
Accumulated capital and other losses	(27,748,267	)(a)
Unrealized appreciation (depreciation)	(26,897,218	)(b)

Total accumulated earnings (deficit)	$(53,682,626	)(c)

(a)	As of October 31, 2022, the Fund had a net capital loss carryforward of $27,748,267.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2022, the Fund had a net short-term capital loss carryforward of $14,599,025 and a net long-term capital loss carryforward of $13,149,242 which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06

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NOTES TO FINANCIAL STATEMENTS (continued)

extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 9.02	$ 11.25	$ 11.53	$ 11.35	$ 10.65	$ 11.11

Income From Investment Operations

Net investment income(a)(b)	.18	.26	.25	.29	.33	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.51	(2.21)	(.11)	.22	.74	(.44)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.69	(1.95)	.14	.51	1.07	(.19)

Less: Dividends and Distributions

Dividends from net investment income	(.24)	(.26)	(.28)	(.33)	(.37)	(.27)

Distributions from net realized gain on investment transactions	– 0	–	(.02)	(.14)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.24)	(.28)	(.42)	(.33)	(.37)	(.27)

Net asset value, end of period	$ 9.47	$ 9.02	$ 11.25	$ 11.53	$ 11.35	$ 10.65

Total Return

Total investment return based on net asset value(d)	7.65%	(17.57)%	1.22%	4.60%	10.23%	(1.75)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$147,142	$148,009	$203,168	$224,484	$221,033	$216,950

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.77	%^	.77%	.77%	.77%	.77%	.77%

Expenses, before waivers/reimbursements	1.16	%^	1.06%	.99%	.99%	1.04%	1.01%

Net investment income(b)	3.93	%^	2.51%	2.23%	2.58%	2.98%	2.29%

Portfolio turnover rate**	116%	141%	128%	83%	74%	195%

See footnote summary on page 78.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 9.00	$ 11.23	$ 11.50	$ 11.32	$ 10.63	$ 11.08

Income From Investment Operations

Net investment income(a)(b)	.15	.17	.17	.21	.25	.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.50	(2.19)	(.11)	.22	.73	(.43)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.65	(2.02)	.06	.43	.98	(.26)

Less: Dividends and Distributions

Dividends from net investment income	(.20)	(.19)	(.19)	(.25)	(.29)	(.19)

Distributions from net realized gain on investment transactions	– 0	–	(.02)	(.14)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.20)	(.21)	(.33)	(.25)	(.29)	(.19)

Net asset value, end of period	$ 9.45	$ 9.00	$ 11.23	$ 11.50	$ 11.32	$ 10.63

Total Return

Total investment return based on net asset value(d)	7.16%	(18.22)%	.55%	3.83%	9.33%	(2.40)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,450	$2,932	$5,682	$10,128	$10,564	$11,334

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.52	%^	1.52%	1.52%	1.52%	1.52%	1.52%

Expenses, before waivers/reimbursements	1.91	%^	1.81%	1.74%	1.75%	1.79%	1.76%

Net investment income(b)	3.18	%^	1.69%	1.51%	1.84%	2.24%	1.54%

Portfolio turnover rate**	116%	141%	128%	83%	74%	195%

See footnote summary on page 78.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 9.03	$ 11.26	$ 11.53	$ 11.35	$ 10.65	$ 11.11

Income From Investment Operations

Net investment income(a)(b)	.19	.28	.28	.32	.35	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.50	(2.20)	(.10)	.22	.75	(.44)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.69	(1.92)	.18	.54	1.10	(.16)

Less: Dividends and Distributions

Dividends from net investment income	(.25)	(.29)	(.31)	(.36)	(.40)	(.30)

Distributions from net realized gain on investment transactions	– 0	–	(.02)	(.14)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.25)	(.31)	(.45)	(.36)	(.40)	(.30)

Net asset value, end of period	$ 9.47	$ 9.03	$ 11.26	$ 11.53	$ 11.35	$ 10.65

Total Return

Total investment return based on net asset value(d)	7.78%	(17.44)%	1.56%	4.86%	10.50%	(1.50)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$36,637	$45,095	$102,827	$122,108	$104,850	$76,406

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52	%^	.52%	.52%	.52%	.52%	.52%

Expenses, before waivers/reimbursements	.90	%^	.80%	.74%	.74%	.79%	.76%

Net investment income(b)	4.15	%^	2.66%	2.47%	2.82%	3.21%	2.55%

Portfolio turnover rate**	116%	141%	128%	83%	74%	195%

See footnote summary on page 78.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 9.02	$ 11.25	$ 11.52	$ 11.34	$ 10.65	$ 11.10

Income From Investment Operations

Net investment income(a)(b)	.17	.23	.23	.26	.30	.23

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.49	(2.20)	(.11)	.22	.74	(.44)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.66	(1.97)	.12	.48	1.04	(.21)

Less: Dividends and Distributions

Dividends from net investment income	(.22)	(.24)	(.25)	(.30)	(.35)	(.24)

Distributions from net realized gain on investment transactions	– 0	–	(.02)	(.14)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.22)	(.26)	(.39)	(.30)	(.35)	(.24)

Net asset value, end of period	$ 9.46	$ 9.02	$ 11.25	$ 11.52	$ 11.34	$ 10.65

Total Return

Total investment return based on net asset value(d)	7.41%	(17.78)%	1.04%	4.33%	9.86%	(1.90)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$430	$379	$746	$1,802	$3,298	$2,814

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.02	%^	1.02%	1.02%	1.02%	1.02%	1.02%

Expenses, before waivers/reimbursements	1.51	%^	1.43%	1.37%	1.37%	1.42%	1.35%

Net investment income(b)	3.70	%^	2.21%	1.99%	2.34%	2.73%	2.07%

Portfolio turnover rate**	116%	141%	128%	83%	74%	195%

See footnote summary on page 78.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 9.03	$ 11.26	$ 11.54	$ 11.36	$ 10.66	$ 11.11

Income From Investment Operations

Net investment income(a)(b)	.18	.25	.25	.29	.33	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.51	(2.20)	(.11)	.22	.74	(.43)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.69	(1.95)	.14	.51	1.07	(.18)

Less: Dividends and Distributions

Dividends from net investment income	(.24)	(.26)	(.28)	(.33)	(.37)	(.27)

Distributions from net realized gain on investment transactions	– 0	–	(.02)	(.14)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.24)	(.28)	(.42)	(.33)	(.37)	(.27)

Net asset value, end of period	$ 9.48	$ 9.03	$ 11.26	$ 11.54	$ 11.36	$ 10.66

Total Return

Total investment return based on net asset value(d)	7.53%	(17.56)%	1.22%	4.59%	10.22%	(1.66)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,558	$2,287	$5,736	$6,580	$7,444	$7,863

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.77	%^	.77%	.77%	.77%	.77%	.77%

Expenses, before waivers/reimbursements	1.20	%^	1.12%	1.06%	1.07%	1.10%	1.08%

Net investment income(b)	3.94	%^	2.41%	2.24%	2.59%	2.98%	2.32%

Portfolio turnover rate**	116%	141%	128%	83%	74%	195%

See footnote summary on page 78.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 9.04	$ 11.27	$ 11.55	$ 11.36	$ 10.66	$ 11.12

Income From Investment Operations

Net investment income(a)(b)	.19	.28	.28	.32	.36	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.50	(2.20)	(.11)	.23	.74	(.44)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.69	(1.92)	.17	.55	1.10	(.16)

Less: Dividends and Distributions

Dividends from net investment income	(.25)	(.29)	(.31)	(.36)	(.40)	(.30)

Distributions from net realized gain on investment transactions	– 0	–	(.02)	(.14)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.25)	(.31)	(.45)	(.36)	(.40)	(.30)

Net asset value, end of period	$ 9.48	$ 9.04	$ 11.27	$ 11.55	$ 11.36	$ 10.66

Total Return

Total investment return based on net asset value(d)	7.78%	(17.44)%	1.46%	4.93%	10.50%	(1.50)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$659	$758	$1,819	$2,743	$4,107	$2,894

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52	%^	.52%	.52%	.52%	.52%	.52%

Expenses, before waivers/reimbursements	.86	%^	.75%	.68%	.70%	.75%	.72%

Net investment income(b)	4.17	%^	2.67%	2.48%	2.85%	3.22%	2.57%

Portfolio turnover rate**	116%	141%	128%	83%	74%	195%

See footnote summary on page 78.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$9.04	$11.27	$11.55	$11.37	$10.67	$11.13

Income From Investment Operations

Net investment income(a)(b)	.19	.28	.29	.32	.36	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.51	(2.20)	(.12)	.22	.74	(.43)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.70	(1.92)	.17	.54	1.10	(.16)

Less: Dividends and Distributions

Dividends from net investment income	(.25)	(.29)	(.31)	(.36)	(.40)	(.30)

Distributions from net realized gain on investment transactions	– 0	–	(.02)	(.14)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.25)	(.31)	(.45)	(.36)	(.40)	(.30)

Net asset value, end of period	$9.49	$9.04	$11.27	$11.55	$11.37	$10.67

Total Return

Total investment return based on net asset value(d)	7.77%	(17.34)%	1.46%	4.84%	10.48%	(1.49)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,548	$2,234	$3,193	$5,824	$8,059	$7,274

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52	%^	.52%	.52%	.52%	.52%	.52%

Expenses, before waivers/reimbursements	.78	%^	.70%	.64%	.64%	.68%	.64%

Net investment income(b)	4.18	%^	2.70%	2.51%	2.82%	3.22%	2.48%

Portfolio turnover rate**	116%	141%	128%	83%	74%	195%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

**	The Fund accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

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BOARD OF DIRECTORS

Garry Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Michael Canter(2), Vice President Matthew S. Sheridan(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street,

Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade: Core Fixed Income Investment Team. Messrs. Canter and Sheridan are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Total Return Bond Portfolio (formerly AB Intermediate Bond Portfolio) (the “Fund”) at a meeting held in-person on November 1-3, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the requests of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was equal to the median.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating

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services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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NOTES

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AB TOTAL RETURN BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TRB-0152-0423

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.     DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	June 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	June 26, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 26, 2023